                              [QUOKKA SPORTS LOGO]

                                AUGUST   , 2000

Dear Stockholders:

     You are cordially invited to attend a Special Meeting of Stockholders (the
"Special Meeting") to be held on September   , 2000, 9:00 a.m., California time,
at our offices located at 525 Brannan Street, San Francisco, California 94107.

     At the Special Meeting you will be asked to consider the following proposals:

     1. To approve the Purchase Agreement and Plan of Reorganization dated June 8, 2000, as amended, among Quokka, Golf.com, L.L.C., the selling members of Golf.com and the other parties identified therein, and the issuance of shares of Quokka common stock thereunder;

     2. To approve an amendment to Quokka's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 110,000,000 to 200,000,000 shares; and

     3. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

     THE SHARE ISSUANCE. If the acquisition is completed, the selling members of Golf.com will receive a total of 3,890,150 shares of Quokka common stock in exchange for their full ownership interest in Golf.com. Our common stock is listed on the Nasdaq National Market under the symbol "QKKA."

     THE CERTIFICATE AMENDMENT. If the amendment to Quokka's Amended and Restated Certificate of Incorporation is approved, our authorized shares of common stock will be increased by 90,000,000 shares from 110,000,000 shares to 200,000,000 shares.

     Our board of directors has unanimously approved the acquisition of approximately 71% of the ownership interests of Golf.com, L.L.C. and the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 110,000,000 shares to 200,000,000 shares. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE GOLF.COM ACQUISITION IN PROPOSAL 1 AND VOTE FOR APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN PROPOSAL 2. Approval of the amendment to Quokka's Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the issued and outstanding shares of Quokka common stock. The share issuance requires the affirmative vote of a majority of shares of Quokka common stock cast in person or by proxy at the Special Meeting.

     This proxy statement provides you with information about Quokka and the proposed acquisition of 71% of the membership interests of Golf.com, L.L.C. and the proposal to amend our Amended and Restated Certificate of Incorporation. In addition, you may obtain other information about Quokka from documents filed with the Securities and Exchange Commission. We encourage you to read the entire proxy statement carefully.

     Whether or not you expect to attend the Special Meeting in person, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope to assure representation of your shares. You may revoke your proxy at any time before it has been voted, and if you attend the Special Meeting you may vote in person, even if you previously returned your proxy card.

     We hope that you can attend the Special Meeting. Your interest and support in the affairs of Quokka are greatly appreciated.

                                  Sincerely,

        /s/ RICHARD H. WILLIAMS                /s/ ALAN RAMADAN

        Richard H. Williams                    Alan Ramadan
        Chairman of the Board                  President and Chief Executive Officer

FOR A DISCUSSION OF SIGNIFICANT MATTERS THAT SHOULD BE CONSIDERED BEFORE VOTING AT THE SPECIAL MEETING, SEE "RISK FACTORS" BEGINNING ON PAGE 15 AND PAGE 51.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE QUOKKA COMMON STOCK TO BE ISSUED IN THE GOLF.COM ACQUISITION OR DETERMINED WHETHER THE PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              QUOKKA SPORTS, INC.
                        525 Brannan Street, Ground Floor
                        San Francisco, California 94107

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER   , 2000

TO THE STOCKHOLDERS OF QUOKKA SPORTS, INC.:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Quokka
Sports, Inc., a Delaware corporation (the "Company"), will be held on       ,
September   , 2000 at 9:00 a.m. local time at the Company's headquarters at 525
Brannan Street, San Francisco, California 94107 for the following purposes:

     1. To approve the Purchase Agreement and Plan of Reorganization dated June 8, 2000, as amended, among Quokka, Golf.com, L.L.C., the selling members of Golf.com and the other parties identified therein, and the issuance of shares of Quokka common stock thereunder;

     2. To approve an amendment to Quokka's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 110,000,000 to 200,000,000 shares; and

     3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the meeting.

The board of directors of Quokka has fixed the close of business on July 21, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of Quokka common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, Quokka had outstanding and entitled to vote 46,284,872 shares of common stock.

                                          By Order of the Board of Directors

                                          LES SCHMIDT
                                          Secretary

San Francisco, California
August   , 2000

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              QUOKKA SPORTS, INC.
                        525 Brannan Street, Ground Floor
                        San Francisco, California 94107

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON SEPTEMBER      , 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the board of directors of Quokka Sports, Inc., a Delaware corporation ("Quokka" or the "Company"), for use
at the Special Meeting of Stockholders to be held on September      , 2000, at
9:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's headquarters, 525 Brannan St., San Francisco, CA 94107. The Company intends to
mail this proxy statement and accompanying proxy card on or about August      ,
2000, to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

RECORD DATE AND VOTING RIGHTS AND REQUIREMENTS

     Only holders of record of common stock at the close of business on July 21, 2000 will be entitled to notice of and to vote at the Special Meeting. At the close of business on July 21, 2000 the Company had outstanding and entitled to vote 46,284,872 shares of common stock.

     Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the shares of Quokka common stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the meeting. The affirmative vote of the holders of a majority of the votes cast is required for approval of the issuance of the Quokka shares in the acquisition. The affirmative vote of the holders of a majority of the issued and outstanding shares of Quokka common stock is required for approval of the amendment to Quokka's Amended and Restated Certificate of Incorporation.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

     A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting web site (www.eproxyvote.com).

GENERAL INFORMATION FOR ALL SHARES VOTED VIA THE INTERNET OR BY TELEPHONE

     Votes submitted via the Internet or by telephone must be received by 11:59
p.m., California time on Thursday, September   , 2000. Submitting your proxy via
the Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting.

     THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 525 Brannan Street, San Francisco, California, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Securities and Exchange Commission, to include a stockholder proposal in the Company's proxy statement and form of proxy for a meeting of stockholders other than a regularly scheduled annual meeting, the stockholder proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals.

   The date of this proxy statement is August      , 2000, and is first being
                             mailed to stockholders
                   of Quokka on or about August      , 2000.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS..................    1
WHERE YOU CAN FIND MORE INFORMATION.........................    1
SUMMARY.....................................................    6
THE SPECIAL MEETING.........................................    6
  Date, Time and Place......................................    6
  Purpose of the Special Meeting............................    6
  Recommendations of the Board of Directors.................    6
  Record Date and Voting Power..............................    6
  Voting and Revocation of Proxies..........................    6
  Required Vote.............................................    7
  Solicitation of Proxies...................................    7
  Other Matters.............................................    7
  Stockholder Proposals.....................................    7
PROPOSAL 1 -- THE GOLF.COM ACQUISITION......................    8
  General Description of the Acquisition....................    8
  Background of the Transaction.............................    8
  Quokka's Reason for the Acquisition.......................   10
  Risk Factors..............................................   11
  Recommendation of the Board...............................   12
  Material U.S. Federal Income Tax Consequences.............
  Accounting Treatment......................................   12
  Regulatory Matters........................................   12
  Rights of Appraisal.......................................   12
THE ACQUISITION AGREEMENT...................................   13
  The Acquisition...........................................   13
  Assignment of Web Site Content............................   13
  Representation and Warranties.............................   13
  Covenants.................................................   13
  Limitation On Considering Other Acquisition Proposals.....   14
  Conditions to the Acquisition.............................   15
  Termination of the Acquisition Agreement..................   16
  Fees and Expenses.........................................   16
  Escrow and Indemnification................................   16
VOTING AGREEMENTS...........................................   17
RESALE OF QUOKKA SHARES.....................................   17
  Restricted Securities and Resale Limitations..............   17
REGISTRATION OF QUOKKA SHARES...............................   17
QUOKKA SPORTS, INC. AND SUBSIDIARIES SELECTED HISTORICAL
  CONSOLIDATED FINANCIAL DATA...............................   20
GOLF.COM SELECTED HISTORICAL FINANCIAL DATA.................   21
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA.......   22
COMPARATIVE PER SHARE DATA..................................   28
INFORMATION ABOUT GOLF.COM..................................   29
  General...................................................   29
  Business of Golf.com......................................   29

                                                              PAGE
                                                              ----
  Management's Discussion and Analysis of Financial
     Condition and Results of Operations of Golf.com........   29
     Overview...............................................   29
     Results of Operations..................................   30
       Three Months Ended March 31, 2000 and 1999...........   30
       Years Ended December 31, 1999, 1998 and 1997.........   30
       Liquidity and Capital Resources......................   31
INFORMATION ABOUT QUOKKA....................................   32
  General...................................................   32
  Business of Quokka........................................   32
  Properties................................................   44
  Legal Proceedings.........................................   45
MARKET PRICE AND DIVIDEND DATA..............................   46
RISK FACTORS................................................   47
  Risks Relating to Quokka..................................   47
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF QUOKKA.......................   59
  Overview..................................................   59
  Recent Events.............................................   60
  Results of Operations.....................................   60
     Three Months Ended March 31, 2000 and 1999.............   60
     Years Ended December 31, 1999, 1998 and 1997...........   62
     Liquidity and Capital Resources........................   64
SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   65
DESCRIPTION OF QUOKKA CAPITAL STOCK.........................   68
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET
  RISK......................................................   68
PROPOSAL 2 -- AMENDMENT OF QUOKKA'S AMENDED AND RESTATED
  CERTIFICATE OF INCORPORATION..............................   69
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS OR ACCOUNTING
  AND FINANCIAL DISCLOSURE..................................   70
EXPERTS.....................................................
REPRESENTATIVES OF INDEPENDENT PUBLIC ACCOUNTANTS...........   70
OTHER MATTERS...............................................   70
INDEX TO ANNEXES............................................
  Appendix A -- Purchase Agreement..........................
FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.................

                   SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE SUBJECT TO THE "SAFE HARBOR" CREATED BY THOSE SECTIONS. THE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO: THE REASONS FOR THE ACQUISITION DISCUSSED UNDER THE CAPTION "PROPOSAL 1 -- THE GOLF.COM ACQUISITION," STATEMENTS ABOUT THE EXPECTED IMPACT OF THE ACQUISITION ON QUOKKA'S BUSINESS, FINANCIAL PERFORMANCE AND CONDITION, AND STATEMENTS ABOUT THE ACCOUNTING TREATMENT OF QUOKKA RELATED TO THE ACQUISITION. DISCUSSIONS CONTAINING SUCH FORWARD-LOOKING STATEMENTS MAY ALSO BE FOUND IN "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION OF GOLF.COM" AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF QUOKKA." FURTHER, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY, SUCH AS "MAY," "WILL," "SHOULD," "WOULD," "EXPECTS," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," OR "CONTINUE" OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. THESE FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS. QUOKKA DISCLAIMS ANY OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF SUBSEQUENT EVENTS. THE "RISK FACTORS" SECTIONS OF THIS PROXY STATEMENT, AMONG OTHER THINGS, SHOULD BE CONSIDERED IN EVALUATING QUOKKA'S PROSPECTS AND FUTURE FINANCIAL PERFORMANCE.

                      WHERE YOU CAN FIND MORE INFORMATION

Quokka files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. You may read and copy any of this information at the following locations of the SEC:

Public Reference Room   New York Regional Office  Chicago Regional Office
450 Fifth Street, N.W.  7 World Trade Center      Citicorp Center
Room 1024               Suite 1300                Suite 1400
Washington, D.C. 20549  New York, New York 10048  Chicago, Illinois 60661

You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet web site that contains reports, proxy statements and other information regarding issuers, like us, that file electronically with the SEC. The address of that site is www.sec.gov. The SEC file number for our documents filed under the Securities Exchange Act is 000-26311.

You can obtain copies of our documents filed under the Securities Exchange Act from the SEC, through the SEC's web site at the address described above, or from us, by requesting them in writing or by telephone at the following address:

       Quokka Sports, Inc.
        525 Brannan Street, Ground Floor
        San Francisco, California 94107
        Attn: Investor Relations
        Telephone: (415) 908-3800

These documents are available from us without charge, excluding any exhibits to them. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means, within two business days after we receive your request.

This document is a proxy statement of Quokka. Golf.com, L.L.C. has supplied all information contained in, or considered a part of, this proxy statement relating to Golf.com, and we have supplied all such information relating to Quokka.

Neither Golf.com nor Quokka has authorized anyone to give any information or make any representation about the acquisition, Golf.com or Quokka that is different from, or in addition to, the information contained in this proxy statement or in any of the materials that we have incorporated into this document. Therefore, if anyone gives you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                                    SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT. TO UNDERSTAND THE PROPOSALS DISCUSSED HEREIN FULLY, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE REFER. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 5. WE HAVE INCLUDED PAGE REFERENCES IN PARENTHESES TO DIRECT YOU TO A MORE DETAILED DESCRIPTION OF THE TOPICS PRESENTED IN THIS SUMMARY.

THE QUOKKA SPECIAL MEETING (PAGE   ).

     TIME, DATE AND PLACE. A special meeting of the stockholders of Quokka will
be held on         , September   , 2000, at Quokka's headquarters located at 525
Brannan Street, San Francisco, California at 9:00 a.m., local time, to vote on the following proposals:

     1. To approve the Purchase Agreement and Plan of Reorganization, dated June 8, 2000, as amended, among Quokka, Golf.com, L.L.C., the selling members of Golf.com and the other parties identified therein, and the issuance of shares of Quokka common stock thereunder;

     2. To approve an amendment to Quokka's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 110,000,000 to 200,000,000 shares; and

     3. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

     RECORD DATE AND VOTING POWER. You are entitled to vote at the special meeting if you owned shares of Quokka common stock at the close of business on July 21, 2000, the record date for the special meeting. You will have one vote at the special meeting for each share of Quokka common stock you owned at the close of business on the record date. There are 46,284,872 shares of Quokka common stock entitled to be voted at the special meeting.

     REQUIRED VOTE. Under Delaware General Corporation Law the affirmative vote of the holders of a majority of the votes cast is required for approval of the issuance of the Quokka shares in the acquisition and the affirmative vote of a majority of the issued and outstanding shares of Quokka common stock is required for approval of the amendment to Quokka's Amended and Restated Certificate of Incorporation.

     SHARE OWNERSHIP OF CERTAIN PARTIES. A group of ten stockholders, composed of some directors and executive officers of Quokka as well as other significant owners, representing more than a majority of Quokka's outstanding common stock, have agreed to vote their shares in favor of the issuance of shares of Quokka common stock in the acquisition.

PROPOSAL 1 -- THE GOLF.COM ACQUISITION

INFORMATION ABOUT QUOKKA (PAGE   )

QUOKKA SPORTS, INC.
525 Brannan Street, Ground Floor
San Francisco, California 94107
(415) 908-3800

     Quokka Sports, Inc. is a leading provider of sports entertainment for the digital world. The Quokka Sports Network currently covers motor racing, sailing, action sports like skiing, climbing, hiking, snowboarding, adventure racing and mountain biking, and key Olympic summer sports, along with specific sporting events like the biennial Olympic Games, the America's Cup yacht match, FedEx Championship Auto Racing Series and the Moto Grand Prix championship. Quokka offers live event coverage, race viewers, news and information, analysis, audio and text dispatches, and content created by fans as well as the ability to purchase premium content and products and services. Quokka seeks to generate revenues from sponsorship and advertising from business customers, content syndication from media companies, and sales of content, sports memorabilia, merchandise and services to consumers.

INFORMATION ABOUT GOLF.COM (PAGE   ).

GOLF.COM, L.L.C.
234 Fayetteville Street Mall
Raleigh, North Carolina 27604
(919) 573-8000

     Golf.com, L.L.C. is an award-winning Internet property dedicated to the golf community. Golf.com's site offers premium content, original storyline features, near real time scores and statistics, community products, and services such as tee time reservations, travel and pro shop. Golf.com is the primary golf coverage vehicle for MSNBC Sports. Golf.com generates revenue primarily through advertising sales and sales of golf-related products and services.

     CONSIDERATION; FIXED EXCHANGE RATIO (PAGE   ). Selling members of Golf.com
will receive an aggregate of 3,890,150 shares of Quokka common stock in exchange for the ownership interest in Golf.com that they own. The numbers of shares of Quokka common stock is fixed and, regardless of fluctuations in the market price of Quokka common stock, will not change between now and the date that the acquisition is completed.

     PER SHARE MARKET PRICE INFORMATION (PAGE   ). Quokka common stock is listed
on the Nasdaq National Market. On June 7, 2000, the last full trading day prior to the public announcement of the proposed acquisition, Quokka common stock closed at $5.1875. On August 10, 2000, Quokka common stock closed at $6.6250.

     REASONS FOR THE ACQUISITION (PAGE   ). The Quokka board of directors
approved the acquisition based on a number of factors, including the following:

     - ownership of the www.golf.com domain name

     - access to an estimated 30 million U.S. golf enthusiasts

     - entry into traditional sport coverage

     - the strategic benefits of combining Quokka's immersive coverage with Golf.com's strong editorial content

     - strengthen relationship with NBC

     - shorten the expected time for Quokka to achieve profitability

     ACCOUNTING TREATMENT (PAGE   ). The acquisition will be accounted for using
the purchase method of accounting and accordingly, the purchase price will be allocated to the tangible and intangible assets acquired and the liabilities assumed on the basis of their respective fair values on the acquisition date.

     RECOMMENDATIONS TO QUOKKA STOCKHOLDERS (PAGE   ). The board of directors
believes that the acquisition is advisable and fair to you and in your best interests. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ISSUANCE OF SHARES OF QUOKKA COMMON STOCK IN THE ACQUISITION.

     For a more detailed discussion of the factors considered by the board of directors in reaching its decision, see "The Golf.com Acquisition -- Background of the Acquisition" and "The Golf.com Acquisition -- Quokka's Reasons for the Acquisition'

     CONDITIONS TO THE ACQUISITION (PAGE   ). The obligations of both Quokka and
Golf.com to complete the acquisition are subject to the satisfaction of certain conditions.

     TERMINATION OF THE PURCHASE AGREEMENT (PAGE   ). Quokka and the selling
members can terminate the purchase agreement under certain conditions.

     LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS (PAGE   ). Golf.com
and the selling members have agreed not to consider a business combination or other similar transaction with another party while the acquisition agreement is still in effect.

PROPOSAL 2 -- THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     Quokka stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 110,000,000 shares to 200,000,000 shares. This amendment will provide Quokka, at the discretion of our board of directors, with additional shares for issuance in connection with future acquisitions, stock splits, stock dividends, equity financings, employee benefit plans and other corporate purposes.

     This proposal is not related to the Golf.com acquisition. OUR BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF QUOKKA AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSAL 2.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

     The special meeting of Quokka stockholders will be held on      , September
  , 2000, at Quokka's headquarters located at 525 Brannan Street, San Francisco, California commencing at 9:00 a.m. local time. We are sending this proxy statement to you in connection with the solicitation of proxies by the Quokka board of directors for use at the special meeting and any adjournments or postponements of the special meeting.

PURPOSE OF THE SPECIAL MEETING

     The purpose of the special meeting is to consider and vote on the following proposals:

     1. To approve the Purchase Agreement and Plan of Reorganization dated June 8, 2000, as amended, among Quokka, Golf.com, L.L.C., the selling members of Golf.com and the other parties identified therein, and the issuance of shares of Quokka common stock thereunder;

     2. To approve an amendment to Quokka's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 110,000,000 to 200,000,000 shares; and

     3. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     PROPOSAL 1 -- THE GOLF.COM ACQUISITION. The Quokka board of directors has concluded that the proposal to approve the issuance of shares of Quokka common stock in the Golf.com acquisition is advisable and in the best interests of Quokka and its stockholders and has unanimously approved and adopted the proposal. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" THE ISSUANCE OF SHARES OF COMMON STOCK IN THE ACQUISITION SET FORTH IN PROPOSAL 1.

     PROPOSAL 2 -- THE CERTIFICATE AMENDMENT. The Quokka board of directors has concluded that the proposal to approve the amendment of Quokka's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Quokka common stock is advisable and in the best interests of Quokka and its stockholders and has unanimously approved and adopted the proposal. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO QUOKKA'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SET FORTH IN PROPOSAL 2.

RECORD DATE AND VOTING POWER

     Only holders of record of Quokka common stock at the close of business on the record date, July 21, 2000, are entitled to notice of, and to vote at, the special meeting. There were approximately 363 holders of record of Quokka common stock at the close of business on the record date, with 46,284,782 shares of Quokka common stock issued and outstanding. Each share of Quokka common stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See "Security Ownership by Certain Beneficial Owners" for information regarding persons known to the management of Quokka to be the beneficial owners of more than 5% of the outstanding shares of Quokka common stock.

VOTING AND REVOCATION OF PROXIES

     All properly executed proxies that are not revoked will be voted at the special meeting and at any adjournments or postponements of the special meeting in accordance with the instructions contained in the proxy. If a holder of Quokka common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted "FOR" the issuance of shares of Quokka common stock in the acquisition.

     A Quokka stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the special meeting by executing and returning a proxy bearing a later date, filing written notice of revocation with the Secretary of Quokka stating that the proxy is revoked or attending the special meeting and voting in person.

REQUIRED VOTE

     The presence, in person or by proxy, at the special meeting of the holders of a majority of the shares of Quokka common stock outstanding and entitled to vote at the special meeting is necessary to constitute a quorum at the meeting. The affirmative vote of the holders of a majority of the votes cast is required for approval of the issuance of the Quokka shares in the acquisition. The affirmative vote of the holders of a majority of the issued and outstanding shares of Quokka common stock is required for the approval of the amendment to Quokka's Amended and Restated Certificate of Incorporation. Abstentions will be counted towards the tabulation of votes cast on the proposals presented to stockholders and will have the same effect as negative votes, and broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether the proposals are approved.

     At the record date for the special meeting, certain directors and executive officers and other significant holders of Quokka common stock owned more than a majority of the outstanding shares of Quokka common stock entitled to vote at the meeting and have entered into a voting agreement with Golf.com and the selling members dated June 8, 2000. They have agreed in the voting agreements to vote all shares of Quokka common stock owned by them as of the record date in favor of the issuance of shares of Quokka common stock in the acquisition. 23,313,500 shares of Quokka common stock, which represents approximately 50.4% of the outstanding shares of Quokka common stock as of the record date, are subject to the voting agreements. See "Voting Agreements." In addition, MediaOne Interactive Services, Inc., a selling member of Golf.com, owns 3,897,437 shares of Quokka common stock as of the record date.

SOLICITATION OF PROXIES

     Quokka will bear the costs of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers, employees and agents of Quokka may solicit proxies from Quokka's stockholders by personal interview, telephone, telegram or otherwise. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Quokka common stock beneficially owned by others to forward to such beneficial owners. Quokka may reimburse persons representing beneficial owners of Quokka common stock for their costs of forwarding solicitation materials to such beneficial owners.

OTHER MATTERS

     At the date of this proxy statement, the Quokka board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Securities and Exchange Commission, to include a stockholder proposal in the Company's proxy statement and form of proxy for a meeting of stockholders other than a regularly scheduled annual meeting, the stockholder proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals.

                     PROPOSAL 1 -- THE GOLF.COM ACQUISITION

THE DESCRIPTION OF THE ACQUISITION AND THE ACQUISITION AGREEMENT CONTAINED IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACQUISITION AGREEMENT, THE FULL TEXT OF WHICH, WITH THE EXHIBITS THERETO, IS ATTACHED HERETO AS ANNEX A AND INCORPORATED HEREIN BY THIS REFERENCE. WE ENCOURAGE YOU TO READ THE ENTIRE ACQUISITION AGREEMENT VERY CAREFULLY.

GENERAL DESCRIPTION OF THE ACQUISITION

     Upon the closing of the acquisition, Quokka will acquire approximately 71% of the outstanding membership interests in Golf.com and will issue in exchange approximately 3,890,150 shares of its common stock. NBC will retain an ownership interest in Golf.com representing approximately 29% of the company. Approximately ten percent of the Quokka shares issued in the acquisition will be placed in escrow for a maximum of one year to cover any indemnification claims against the selling members.

     Selling members of Golf.com will receive an aggregate of 3,890,150 shares of Quokka common stock in exchange for the ownership interests in Golf.com that they own. The numbers of shares of Quokka common stock to be issued in the acquisition transaction is fixed and, regardless of fluctuations in the market prices of Quokka's common stock, will not change between now and the date that the acquisition is completed. Each selling member will receive approximately 33,535.7759 shares of Quokka common stock for each membership unit of Golf.com, as set forth in further detail on exhibit B to the acquisition agreement.

BACKGROUND OF THE TRANSACTION

     The terms and conditions of the acquisition agreement are the result of arms-length negotiations between the representatives of Quokka and the representatives of Golf.com and the selling members. Set forth below is a summary of the background of these negotiations.

     Quokka has identified and pursued as one of its strategies growth through the acquisition of, or combination with, complementary businesses.

     In June 1998 MediaOne Interactive Services, Inc. purchased 2,666,667 shares of common stock of Quokka, and in December 1998, MediaOne purchased an aggregate of 1,230,770 shares of common stock of Quokka. Media One is a greater than 5% stockholder of Quokka and a selling member.

     In February 1999, Quokka and NBC Olympics, Inc. entered into a joint venture to provide interactive digital coverage of the Olympics. See "Information About Quokka -- Joint Ventures and Rights Agreements." NBC Olympics, Inc. is a wholly-owned subsidiary of National Broadcasting Company, Inc., parent company of NBC -- Golf.com Holding, Inc., a 29% owner of Golf.com.

     In April 1999, Quokka and MediaOne entered into a trial agreement to implement and test streaming media technology. In connection with that transaction, Quokka issued a warrant to MediaOne to purchase 153,846 shares of common stock at an exercise price of $3.25 per share. The warrant expires in April 2009.

     On February 10, 2000 members of Quokka's senior management visited the offices of Total Sports Inc. in Raleigh, North Carolina to review the operations, technology and facilities of Total Sports. On February 23, 2000 members of Total Sports management and representatives of J.P. Morgan, Total Sports' financial advisors, visited with members of Quokka's management to discuss the financial terms of a possible acquisition of Total Sports by Quokka. Total Sports is a selling member of Golf.com.

     On March 10, 2000, the board of directors of Quokka met via a telephonic special meeting to discuss the proposed acquisition of a majority of Golf.com.

     On March 13, 2000, members of Quokka senior management presented a bid for a potential acquisition transaction with Total Sports at a Total Sports board meeting. Following the board meeting, Total Sports informed Quokka that it had rejected the proposed offer by Quokka to acquire Total Sports and had accepted a proposed offer from a competing bidder.

     From March 10, 2000 to March 23, 2000, representatives of Quokka and Golf.com participated in various telephone conferences to discuss financial terms. From time-to-time throughout the discussions between the parties, the members of the board of directors of Quokka were advised of and discussed the progress of the discussions.

     On March 23, 2000, Quokka delivered to Golf.com a non-binding term sheet containing an outline of the principal terms of a possible transaction and a letter agreement that included "no shop" provisions prohibiting Golf.com or its selling members from soliciting or entertaining acquisition proposals from third parties for a limited period of time.

     On April 3, 2000, Quokka and Golf.com entered into a mutual nondisclosure agreement. Thereafter, the respective parties met to discuss financial terms of the acquisition and to discuss the process for due diligence investigations.

     On April 5, 2000, members of Quokka senior management met with executives from Total Sports at Quokka's offices in San Francisco, California regarding a potential acquisition transaction of Total Sports by Quokka. Quokka and Total Sports also signed a mutual confidential evaluation agreement on April 5, 2000 to allow both companies to perform detailed due diligence reviews of the other company.

     On April 12, 2000, Quokka and Golf.com entered into a letter agreement that included "no shop" provisions and a non-binding term sheet outlining the principal terms of a possible transaction.

     Between March 23, 2000 and April 24, 2000, senior executives of Quokka and executives of Golf.com and the selling members, and their respective outside legal counsel, discussed the proposed terms.

     On April 24, 2000, Quokka delivered a first draft of an acquisition agreement to outside legal counsel to the selling members. From April 24, 2000 through June 8, 2000, representatives of Quokka and representatives of Golf.com and the selling members and the respective outside legal counsel had numerous meetings and telephone conferences during which the acquisition agreement and various related agreements were discussed and negotiated.

     On May 2 and 3, 2000, members of Quokka management met in Raleigh, North Carolina with executives from Golf.com and Total Sports to review the books, records and operations of Golf.com.

     On May 15, 2000, Quokka and Golf.com amended the "no shop" letter agreement to extend the "no-shop" period until May 31, 2000.

     On May 15 and 16, 2000, members of Quokka management and representatives of Golf.com, GolfData, MediaOne and the counsel for the selling members met in Dallas, Texas at the offices of counsel for the selling members to discuss the material terms of the acquisition agreement, including pricing, representations and warranties, indemnification obligations and conditions to closing.

     On May 23, 2000, executives and financial advisors of Total Sports met with executives of Quokka in San Francisco, California to discuss the possible acquisition of Total Sports by Quokka.

     From May 17 through June 7, 2000 the parties and their counsel held daily telephone conferences to resolve remaining issues.

     On May 24, 2000, Quokka held a telephonic meeting of its board of directors. At that meeting, the Quokka board of directors, members of management and representatives of Quokka's outside legal counsel discussed the proposed acquisition. The Quokka board of directors voted unanimously to approve the acquisition agreement, the related agreements and the transactions contemplated by the acquisition agreement and the related agreements and authorized the officers to finalize and execute the acquisition agreement and related agreements.

     On May 31, 2000, Quokka and Golf.com amended the "no shop" letter agreement to extend the "no-shop" period until June 7, 2000.

     The board of managers of Golf.com approved the transaction via a telephonic special meeting on June 8, 2000.

     The definitive acquisition agreement and related agreements were executed and delivered on June 8, 2000. Also on June 8, 2000 Quokka and Total Sports entered into an event coverage agreement relating to joint coverage of specific golf events such as the 2000 U.S. Open.

     On June 8, 2000, Quokka issued a press release announcing the execution of the acquisition agreement.

     From June 13, 2000 to June 16, 2000 members of Quokka management met in Raleigh, North Carolina with executives from Total Sports to review the books, records and operations of Total Sports.

     On June 22, 2000, NBC Holding and Quokka executed an amended operating agreement for Golf.com which will become effective upon the closing of the transactions contemplated in the acquisition agreement.

     From June 17, 2000 to July 19, 2000, Total Sports, Quokka and their respective counsel held daily telephone conferences to prepare definitive documents and to resolve remaining issues.

     On July 20, 2000, Quokka and Total Sports signed a merger agreement whereby Total Sports would merge into Quokka.

QUOKKA'S REASONS FOR THE ACQUISITION

     The following discussion of Quokka's reasons for the acquisition contains a number of forward-looking statements that reflect the current views of Quokka with respect to future events that may have an effect on their future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in "Special Note on Forward-Looking Statements" and "Risk Factors."

     Quokka's primary reasons for seeking to acquire a controlling interest in Golf.com is the belief of the board of directors and management that the acquisition would result in a number of benefits, including:

     The board of directors has determined that the acquisition is in the best interests of Quokka and its stockholders. In reaching its determination, the board of directors considered a number of factors, including the factors discussed below. The board of directors' conclusions with respect to each of the factors listed below supported its determination that the acquisition and the issuance of shares of Quokka common stock in the acquisition were fair to, and in the best interests of, Quokka and its stockholders:

     - ownership of the www.golf.com domain name

     - access to an estimated 30 million U.S. golf enthusiasts

     - entry into traditional sports coverage

     - the strategic benefits of combining Quokka's immersive coverage with Golf.com's strong editorial content

     - strengthen relationship with NBC

     - shorten the time to achieving Quokka profitability

     - management's favorable recommendation of the acquisition, based in part on the business, financial and legal due diligence investigations performed with respect to Golf.com

     - the anticipated accretive effect of the acquisition on Quokka common stock

     - the terms of the purchase agreement and related agreements, including price and structure, which were considered by both the board of directors and management of Quokka to provide a fair and equitable basis for the acquisition

     The board of directors also considered a number of potentially negative factors in its deliberations concerning the acquisition. The negative factors considered by the board of directors included:

     - the risk that the acquisition might not be completed in a timely manner or at all

     - the potential dilutive effect on Quokka's common stock

     - the general difficulties of integrating operations

     - the possibility that the acquisition might limit other company transactions

     - the other risks and uncertainties discussed below under "Risk Factors"

     The foregoing discussion of information and factors considered by the Quokka board of directors is not intended to be exhaustive but is believed to include all material factors considered by the board of directors. In view of the wide variety of factors considered by the board of directors, the board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the board did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors. Individual members of the board may have given different weight to different factors. However, after taking into account all of the factors set forth above, the board of directors unanimously agreed that the purchase agreement and the acquisition were fair to, and in the best interests of, Quokka and its stockholders and that Quokka should proceed with the acquisition.

RISK FACTORS

RISKS RELATING TO THE ACQUISITION.

     You should consider the following factors in evaluating whether to approve the issuance of shares of Quokka common stock in the acquisition and the principal terms of the acquisition. These factors should be considered in conjunction with the other information included or incorporated by reference in this proxy statement.

IF WE DO NOT INTEGRATE OUR OPERATIONS, WE MAY FAIL TO ACHIEVE OUR FINANCIAL OBJECTIVES.

     Achieving the benefits of the acquisition will depend in part on the integration of Quokka's and Golf.com's operations in a timely and efficient manner. Our ability to integrate our operations is unpredictable because each companies' operations were developed independently and were designed without regard to such integration. If we cannot successfully integrate our operations and continue to provide users with desirable content in the future on a timely basis, we may lose users and our business and results of operations may be seriously harmed. Additionally, the diversion of management attention and any difficulties encountered in the transition and integration process could adversely affect the combined company going forward.

WE MAY NOT REALIZE THE EXPECTED BENEFITS OF THE ACQUISITION AND WE WILL HAVE INCURRED SIGNIFICANT COSTS WHICH MAY HARM OUR BUSINESS.

     We expect to incur costs from integrating Golf.com's operations and personnel. These costs may include costs for redesigning and upgrading the www.golf.com web site and costs related to additional travel and communication due to operations located across the country. We may not be successful in these integration efforts and cannot assure you that we will realize the expected benefits of the acquisition.

IF ACCESS TO THE WEB SITE IS DISRUPTED AS A RESULT OF OUR REDESIGN OR UPGRADE OF THE CONTENT, THE NUMBER OF USERS COULD DECLINE.

     Users may not continue their current visit patterns during the pendency of, and following, the acquisition. Any significant delay in redesigning or upgrading the content on the web site could adversely affect Golf.com's future operations. Users may consider visiting the golf web sites of competitors.

POSSIBLE VOLATILITY OF QUOKKA'S COMMON STOCK PRICE.

     Selling members of Golf.com, and the shareholders of GolfData upon the distribution of Quokka common stock by GolfData, will receive Quokka common stock in the acquisition. At or as soon as practicable after the closing of the acquisition, Quokka will issue shares of Quokka common stock in consideration for the membership interests in Golf.com being transferred to Quokka. In recent years, the stock market, in general, and the securities of Internet-based companies, in particular, have experienced extreme price and volume fluctuations. These market fluctuations may adversely affect the market price of Quokka common stock. There can be no assurance that the market price of Quokka common stock upon and after the consummation of the acquisition will not be lower than the market price of Quokka common stock on the date of the execution of the acquisition agreement or the current market price.

RESALE OF QUOKKA COMMON STOCK AFTER THE ACQUISITION.

     The shares of Quokka common stock to be received by the selling members of Golf.com, and the shareholders of GolfData upon the distribution of Quokka common stock by GolfData, in the acquisition will not be immediately saleable. The shares of Quokka common stock will not be registered under securities laws at the time of their issuance. The parties receiving Quokka common stock in the acquisition will therefore bear the risk of a decline in the price of such stock without being able to sell their shares until such shares have been registered for resale, or are sold pursuant to an exemption from the registration requirements of the United States and state securities laws. It is a condition to the closing of the acquisition that Quokka's existing Investor Rights Agreement be amended and restated to give the parties receiving Quokka common stock in the acquisition certain rights to cause Quokka to file a registration statement with the SEC covering the resale of the shares of Quokka common stock received in the acquisition, as well as certain rights to have such shares of Quokka common stock included in a registration filed by Quokka. Detailed information concerning the registration rights of parties receiving Quokka common stock in the acquisition are contained in the Amended and Restated Investor Rights Agreement, which is attached to this document and is hereby incorporated by reference.

RECOMMENDATION OF THE BOARD

     FOR THE REASONS DISCUSSED IN "QUOKKA'S REASONS FOR THE ACQUISITION," THE BOARD OF DIRECTORS OF QUOKKA HAS APPROVED THE ACQUISITION AND THE PURCHASE AGREEMENT AND HAS DETERMINED THAT THE ACQUISITION AND THE PURCHASE AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, QUOKKA AND THE QUOKKA STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS OF QUOKKA HAS UNANIMOUSLY RECOMMENDED THAT THE QUOKKA STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ACQUISITION.

ACCOUNTING TREATMENT

     The acquisition will be accounted for using the purchase method of accounting and accordingly the purchase price will be allocated to the tangible and intangible assets acquired and the liabilities assumed on the basis of their respective fair values on the acquisition date.

REGULATORY MATTERS

     It is not believed that the acquisition requires any regulatory approval. However, should the acquisition be deemed to be subject to review by the Department of Justice and the Federal Trade Commission to determine whether it complies with applicable antitrust laws, notification reports will have to be filed pursuant to the Hart-Scott-Rodino Act and specified waiting period requirement will have to be met before the acquisition can be consummated.

RIGHTS OF APPRAISAL

     Under Delaware corporate law, Quokka stockholders are not entitled to dissenters' rights of appraisal with respect to the acquisition.

THE ACQUISITION AGREEMENT

THE ACQUISITION

     The acquisition agreement provides that, upon the closing of the transaction, Quokka will acquire approximately 71% of the outstanding membership interests in Golf.com and will issue in exchange approximately 3,890,150 shares of its common stock. NBC will retain an ownership interest in Golf.com representing approximately 29% of the company. Approximately ten percent of the Quokka shares issued in the acquisition will be placed in escrow for a maximum of one year to cover any indemnification claims against the selling members.

ASSIGNMENT OF WEB SITE CONTENT

     The acquisition agreement provides that, upon the closing of the acquisition, Total Sports Inc., the current operator of the Golf.com web site and a selling member of Golf.com, will grant to Quokka a perpetual, fully paid, worldwide, non-exclusive license to the text, images and other content created for and used on Golf.com's web site. Quokka and Total Sports recently signed a definitive agreement to merge Total Sports with and into Quokka. See "Information about Quokka -- Business of Quokka -- Recent Developments."

REPRESENTATIONS AND WARRANTIES

     The acquisition agreement contains customary representations and warranties of Quokka, Golf.com and the selling members of Golf.com relating to, among other things, certain aspects of the respective businesses and assets of the parties and other matters. The representations and warranties will expire one year after the closing of the acquisition.

COVENANTS

Affirmative Covenants of Golf.com and the selling members of Golf.com

     Golf.com and the selling members of Golf.com have agreed that before the closing of the acquisition they will:

     - provide Quokka with access to and copies of the books, records, tax returns and other documents of Golf.com and copies of those; or

     - conduct its business and operations only in the ordinary course and in accordance with past practices, use all commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other persons having business relationships with it, keep in full force all insurance policies, and report regularly to Quokka concerning Golf.com's business.

Negative Covenants of Golf.com and the selling members of Golf.com

     Golf.com and the selling members of Golf.com have agreed that before the closing of the acquisition, unless approved by Quokka, they will not:

     - subject to exceptions, declare, accrue, set aside or pay any dividend or make any other distribution in respect of any membership interests, or repurchase, redeem or otherwise reacquire any membership interest other securities;

     - sell, issue, or authorize the issuance of any membership interests or other security, option or right to acquire any membership interest or security, or any instrument convertible into or exchangeable for any membership interest or security;

     - subject to exceptions, amend its articles of organization or operating agreement;

     - effect or become a party to any acquisition, consolidation, business combination, recapitalization or similar transaction;

     - form any subsidiary or acquire any equity interest or other interest in any other entity;

     - make any capital expenditure, outside of Golf.com's approved budget, exceeding $25,000;

     - enter into, become bound by, amend or terminate any material contract;

     - acquire, lease or license any right or other asset from any other person or sell or otherwise dispose of, or lease or license, any right or other asset to any other person other than in the ordinary course of business;

     - subject to exceptions, lend money to any person or incur or guarantee any indebtedness;

     - subject to exceptions, establish or amend any employee benefit plan, pay any bonus or make any profit-sharing payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation payable to, any of its managers, officers or employees;

     - hire any employee or consultant whose aggregate annual compensation is expected to exceed $50,000;

     - materially change any of its methods of accounting or accounting practices in any respect;

     - make any tax election; or

     - commence or settle any legal proceeding.

Covenants of Quokka, Golf.com and the selling members of Golf.com

     Quokka, Golf.com and the selling members of Golf.com have agreed that on or prior to the closing of the acquisition:

     - they will make all filings (if any) and give all notices (if any) required to complete the acquisition and will use reasonable efforts to obtain all consents from third parties required to be obtained:

     - they will not issue any press release or make any public statement regarding the acquisition without the other parties' written consent;

     - Quokka and NBC will complete and execute an amended operating agreement for Golf.com;

     - Quokka will use reasonable efforts to obtain the required stockholder consent to amend the existing investor rights agreement, and if unable to obtain the required consent will grant to the selling members of Golf.com the same common stock registration rights that would have been contained in the amended investor rights agreement;

     - GolfData, as a selling member of Golf.com and in connection with the distribution of the Quokka common stock it receives to its shareholders, will (i) have each of its shareholders who is not an "accredited investor" appoint a purchaser representative to facilitate the evaluation of the merits of the acquisition, (ii) have each of its shareholders complete necessary shareholder certification documents, (iii) provide information to its shareholders concerning the acquisition, and (iv) call and hold a meeting at which its shareholders to consider the transaction and obtain additional information;

     - they will use reasonable efforts to terminate an agreement between broadcast.com and Golf.com;

     - each selling member of Golf.com will execute and deliver a certificate of non-foreign status to Quokka; and

     - each selling member of Golf.com will execute and deliver a general release to Golf.com;

LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS

     As an inducement to Quokka to enter into the acquisition agreement, Golf.com and the selling members of Golf.com have agreed that they will not:

     - directly or indirectly solicit or encourage the initiation of any inquiry, proposal or offer, for the sale, license, disposition or acquisition of all or substantially all of Golf.com's business or assets;

     - participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to any person relating to or in connection with the sale, license, disposition or acquisition of all or substantially all of Golf.com's business or assets;

     - consider, entertain or accept any proposal or offer from any person relating to the sale, license, disposition or acquisition of all or substantially all of Golf.com's business or assets;

CONDITIONS TO THE ACQUISITION

Conditions to the Obligations of Quokka

     The obligations of Quokka to complete the acquisition are subject to the satisfaction of the following conditions:

     - the representations and warranties made by Golf.com and the selling members of Golf.com in the acquisition agreement shall be accurate in all respects as of the closing date as if made on the closing date;

     - Golf.com and the selling members of Golf.com shall have complied in all material respects with all of its covenants and obligations in the acquisition agreement at or prior to the closing date;

     - Quokka shall have received the following from Golf.com:

      - a certificate from Golf.com's chief executive officer as to certain representations, warranties, and conditions;

      - a certificate from each of the selling members of Golf.com as to certain representations, warranties, and conditions;

      - escrow agreements from Golf.com's designated company agent and the selling members of Golf.com;

      - a legal opinion from counsel to Golf.com and from counsel to each selling member of Golf.com;

      - the written resignations of all officers and managers of Golf.com effective as of completion of the acquisition, except for the managers of Golf.com appointed by NBC; and

      - a certification as to investor status for securities laws from each selling member of Golf.com and any shareholder of a selling member of Golf.com who will receive a distribution of Quokka common stock;

     - there shall not be any temporary restraining order, preliminary or permanent injunction, or other order that prevents the consummation of the acquisition; and

     - there shall not be pending or threatened in writing any action or legal proceeding that may materially and adversely affect the consummation of the acquisition or the financial condition, business or operations of Golf.com.

Conditions to the Obligations of Golf.com and selling members of Golf.com

     The obligations of Golf.com and the selling members of Golf.com to complete the acquisition are subject to the satisfaction of the following conditions:

     - the representations and warranties made by Quokka in the acquisition agreement shall be accurate in all material respects as of the closing date as if made on the closing date;

     - Quokka shall have complied in all material respects with all of its covenants and obligations in the acquisition agreement at or prior to the closing date;

     - the selling members of Golf.com shall have received a certificate from Quokka's chief financial officer as to certain representations, warranties, conditions and required board and stockholder actions, and a legal opinion from counsel to Quokka;

     - Quokka shall have filed with the Nasdaq National Market a notification form for the listing of additional shares on the Nasdaq National Market;

     - there shall not be any temporary restraining order, preliminary or permanent injunction, or other order that prevents the consummation of the acquisition; and

     - Golf.com shall have distributed to its selling members all excess cash in Golf.com on the date immediately prior to the closing of the acquisition.

TERMINATION OF THE ACQUISITION AGREEMENT

     The termination provisions provide that Quokka, Golf.com, and a majority in interest of the selling members of Golf.com can agree by mutual consent to terminate the acquisition agreement at any time before the closing of the acquisition. In addition, the termination provisions provide that either Quokka or the selling members of Golf.com can terminate the acquisition agreement if any condition to that parties performance has become impossible and that party has not breached the acquisition agreement. On July 31, 2000, Quokka, Golf.com and the selling members executed an amendment to the acquisition agreement to provide that either Quokka or the selling members can terminate the acquisition agreement if the closing of the acquisition has not taken place by September 30, 2000 (subject to extension for certain delays).

FEES AND EXPENSES

     Each party to the acquisition agreement has agreed to bear and pay all expenses incurred by that party in investigating Golf.com's business, negotiating and preparing the acquisition agreement, preparing and submitting any required filings or notices, and consummating the acquisition. However, the selling members of Golf.com have agreed to assume a pro rata share of all third party expenses incurred by Golf.com upon the closing of the acquisition.

ESCROW AND INDEMNIFICATION

     Ten percent of the shares of Quokka common stock to be received by each selling member of Golf.com, and thereby each shareholder of GolfData upon distribution of Quokka common stock by GolfData to its shareholders, will be deposited in escrow with an escrow agent to serve as a source for payment of any indemnification obligations or liabilities of Golf.com or the selling members of Golf.com for one year from the closing of the acquisition. Golf.com and the selling members of Golf.com are obligated to indemnify Quokka out of the escrow fund for any damages arising out of:

     - any inaccuracy in or breach of any representation or warranty (other than certain representations and warranties of the selling members as set forth in section 2.1 of the acquisition agreement) by Golf.com or the selling members of Golf.com;

     - any breach of any covenant or obligation of Golf.com or the selling members of Golf.com; and

     - any claim by any individual or entity of a membership interest or other security in Golf.com.

     In the event of damages to Quokka resulting from the foregoing, an amount agreed upon or settled by binding arbitration on a pro rata basis will be deducted from the escrow fund and paid to Quokka; provided, however, Quokka shall be entitled to indemnification only after damages in the aggregate exceed $250,000 and are determined to be payable, after which Quokka shall be entitled to be indemnified against and compensated and reimbursed up to the full amount of such damages, including the first $250,000 (but not to exceed the value of the shares in the escrow fund). The $250,000 threshold and the limitation on indemnification do not apply to damages arising out of fraud by Golf.com or the selling members of Golf.com.

     Additionally, the selling members of Golf.com are obligated to indemnify Quokka for damages arising out of any inaccuracy in or breach of certain representations and warranties by the selling members of Golf.com (as set forth in section 2.1 of the acquisition agreement). Quokka's right to indemnification for these damages are subject to the same $250,000 threshold provisions as the escrowed share indemnification.

Additionally, the right to indemnification for these damages is limited to Quokka's actual damages which may include:

     - the fair market value, as of the closing of the acquisition, of the Quokka common stock received by any indemnifying selling member;

     - the fair market value, as of the enforcement of the remedy, of the Quokka common stock received by any indemnifying selling member;

     - the fair market value, as of the closing of the acquisition, of the ownership interest in Golf.com claimed by a third party; and

     - the fair market value, as of the enforcement of the remedy, of the ownership interest in Golf.com claimed by a third party.

     Finally, Quokka is obligated to indemnify each selling member of Golf.com for damages arising out of any inaccuracy in or breach of any warranty or representation by Quokka. The selling members' right to indemnification for these damages are subject to the same $250,000 threshold provisions as the escrowed share indemnification. Additionally, the right to indemnification for these damages is limited to the higher of:

     - the fair market value as of the closing of the acquisition of the Quokka common stock issued by Quokka to the selling members; and

     - the fair market value as of the enforcement of the remedy of the Quokka common stock issued by Quokka to the selling members.

VOTING AGREEMENTS

     Accel IV L.P., John Bertrand, Quokka's Vice Chairman, Intel Corporation, Media Technology Equity Partners, L.P., Media Technology Ventures, L.P., Media Technology Ventures Entrepreneurs Fund L.P., Pogmohane Partners L.P., Trinity Ventures V, L.P., Wakefield Group II L.L.C. and Richard H. Williams, Quokka's Chairman, have each entered into voting agreements with Golf.com and the selling members of Golf.com dated June 8, 2000. They have agreed in the voting agreements to vote all shares of Quokka common stock owned by them as of the record date in favor of the approval of the principal terms of the acquisition. Approximately 23.3 million shares, or 51% of the Quokka common stock outstanding on the record date is subject to voting agreements. They have also agreed that, before the termination of the voting agreements, they will not transfer any shares of Quokka common stock owned by them unless each person to whom any shares is transferred executes a voting agreement and agrees to hold the shares subject to all of the terms and provisions of the voting agreement.

RESALE OF QUOKKA SHARES

RESTRICTED SECURITIES AND RESALE LIMITATIONS

     The shares of Quokka common stock being issued in the acquisition will be issued pursuant to exemptions from the registration requirements of the United States and state securities laws. In order to confirm the availability of these exemptions, each selling member of Golf.com must complete, sign and return the shareholder certification sent together with this proxy statement. Because the Quokka shares are being issued in reliance on securities laws exemptions, all shares of Quokka common stock to be issued in connection with the acquisition will be considered "restricted securities" within the meaning of Rule 144 ("Rule 144") under the Securities Act. This means that such Quokka shares may not be resold except pursuant to a registration statement effective under, or an exemption provided by, the Securities Act and the rules and regulations thereunder. The Quokka shares issued in the acquisition will bear a legend stating these restrictions.

     In general, under Rule 144 as currently in effect, former members of Golf.com and shareholders of GolfData who receive Quokka common stock in the acquisition and who hold such shares for one year from the closing of the acquisition would be entitled to sell through brokers within any three month period a number of shares that does not exceed the greater of one percent of the then-outstanding shares of Quokka common stock or the average weekly trading volume of the Quokka common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC. Sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about Quokka. In addition, a person (or persons whose shares are aggregated) who is not deemed to have been an "affiliate" (which generally include officers and directors of Quokka and persons who hold at least 10% of the outstanding shares of capital stock of Quokka) of Quokka at any time during the 90 days immediately preceding the sale and who beneficially owns restricted shares is entitled to sell such securities under Rule 144(k) without regard to limitations describe above; provided that at least two years have elapsed since the later of the date the shares were acquired from Quokka or from an affiliate of Quokka.

     THE FOREGOING IS A SUMMARY OF RULE 144 AND IS NOT INTENDED TO BE A COMPLETE DESCRIPTION THEREOF. ANY GOLF.COM MEMBER OR GOLFDATA SHAREHOLDER DESIRING TO SELL THE SHARES OF QUOKKA COMMON STOCK ABSENT A REGISTRATION STATEMENT COVERING SUCH SALE SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISORS FOR A DETAILED DETERMINATION OF THE LEGAL RESTRICTIONS APPLICABLE TO SUCH A TRANSACTION.

REGISTRATION OF QUOKKA SHARES

     In the acquisition agreement, Quokka covenants that it will seek and use reasonable efforts to obtain the stockholder consents necessary to amend Quokka's existing Amended and Restated Investor Rights Agreement substantially as set forth in the Amended and Restated Investor Rights Agreement attached as Exhibit G to the acquisition agreement. In order for the amendment and restatement to become effective, holders of more than 50% of the Quokka stock covered by the existing Amended and Restated Investor Rights Agreement must execute the amendment and restatement. Amendment and restatement of the Amended and Restated Investor Rights Agreement is a condition to the closing of the acquisition. QUOKKA DOES NOT CONTROL THE PARTIES TO THE EXISTING AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, SO THERE CAN BE NO ASSURANCE THAT THE REQUISITE NUMBER OF QUOKKA STOCKHOLDERS PARTY TO THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT WILL AGREE TO ITS AMENDMENT AND RESTATEMENT AS CONTEMPLATED IN THE ACQUISITION AGREEMENT. References in the following description are to the Amended and Restated Investor Rights Agreement proposed to be entered into at the closing of the acquisition.

     The Amended and Restated Investor Rights Agreement will provide former Golf.com members and GolfData shareholders holding shares of Quokka common stock with certain demand and "piggyback" registration rights. The demand rights of Golf.com members and GolfData shareholders take effect with respect to 50% of the Quokka common stock received in the acquisition on the six-month anniversary of the closing of the acquisition. On the first anniversary of the closing of the acquisition, the demand registration rights become effective with respect to the remaining 50% of the shares of Quokka common stock received in the acquisition. The "piggyback" registration rights of former Golf.com members and GolfData shareholders take effect with respect to 50% of the Quokka common stock received in the acquisition upon the closing of the acquisition. On the six-month anniversary of the closing of the acquisition the "piggyback" registration rights become effective with respect to the remaining 50% of the shares of Quokka common stock received in the acquisition.

     Under the Amended and Restated Investor Rights Agreement, the holders of registrable securities may demand, by written request from holders of more than 50% of the then outstanding holders' registrable securities, that Quokka file a registration statement under the Securities Act covering all or a portion of the holders' registrable securities, provided that, in the case of a registration on a form other than a Form S-3, there is a reasonably anticipated aggregate offering price to the public of more than $10.0 million, or in the case of a registration on Form S-3, there is a reasonably anticipated aggregate offering price to the public of at least $1.0 million. In addition, the former Golf.com members and GolfData shareholders holding shares of Quokka common stock may demand, by written request of more than 50% of the shares of Quokka common stock issued in the acquisition, that Quokka file a registration statement under the Securities Act on Form S-3 covering all or a portion of the holders' registrable securities; provided that, only in the case of a Form S-3 requested by the former Golf.com members and GolfData shareholders pursuant to this additional right to demand a registration on Form S-3, there is a reasonably anticipated aggregate offering price to the public of more than $10.0 million. These registration rights are subject to Quokka's right to delay the filing of a registration statement, in the case of a registration on a form other than a Form S-3, for a period not to exceed 60 days, and, in the case of a registration on a Form S-3, for a period not to exceed 90 days. In the case of a registration on a form other than a Form S-3, Quokka cannot delay more than twice in a 12-month period after receiving the registration demand. In the case of a registration on a Form S-3, Quokka cannot delay more than once in a 12-month period after receiving the registration demand. In the case of a registration on a form other than a Form S-3, the managing underwriter, if any, of any such offering has certain rights to limit the number of the registrable securities proposed to be included in such registration.

     In addition, the holders have "piggyback" registration rights. If Quokka proposes to register any of its securities under the Securities Act (other than pursuant to the holders' demand registration rights noted above), the holders may require Quokka to include all or a portion of their registrable securities in such registration. The managing underwriter, if any, of any such offering will have the right to limit the number of the registrable securities to no less than 25% of the total number of securities proposed to be included in such registration.

     All registration expenses incurred in connection with the above registrations would be borne by Quokka. Each selling holder would pay all underwriting discounts and selling commissions applicable to the sale of his, her or its registrable securities.

     All registration rights described above will terminate on the tenth anniversary of Quokka's initial public offering of its common stock. The rights of each holder holding less than one percent of Quokka's outstanding common stock under the Amended and Restated Investor Rights Agreement will terminate when that holder may sell all of his, her or its shares pursuant to Rule 144(k) under the Securities Act or during any 90-day period pursuant to Rule 144 under the Securities Act.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

                                                              YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------
                                                   1995     1996      1997       1998       1999
                                                  ------   -------   -------   --------   --------
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Statement of Operations Data:
Revenues........................................  $   82   $    39   $ 4,000   $  8,635   $ 13,070
                                                  ------   -------   -------   --------   --------
Cost of revenues:
Production and other............................      21       611     5,130      7,780     20,070
Amortization of acquired rights.................      --        --        --         --      3,441
                                                  ------   -------   -------   --------   --------
          Total cost of revenues................      21       611     5,130      7,780     23,511
                                                  ------   -------   -------   --------   --------
          Gross profit (loss)...................      61      (572)   (1,130)       855    (10,441)
                                                  ------   -------   -------   --------   --------
Operating expenses:
Research and engineering........................      18       423     1,030      4,480     13,094
Sales and marketing.............................       5        53       816      2,519     19,525
General and administration......................      56       508     1,827      3,184     11,069
Depreciation....................................      --        --        68        530      4,217
                                                  ------   -------   -------   --------   --------
          Total operating expenses..............      79       984     3,741     10,713     47,905
                                                  ------   -------   -------   --------   --------
Losses of associated venture....................      --        --        --         --      2,176
Minority interest in net loss on consolidated
  sub...........................................      --        --        --         --     (1,936)
Other income/(expense)..........................      12        (4)      (71)       320      1,702
                                                  ------   -------   -------   --------   --------
          Net loss..............................  $   (6)  $(1,560)  $(4,942)  $ (9,538)  $(56,884)
                                                  ======   =======   =======   ========   ========
Basic and diluted net loss per share............  $(0.00)  $ (0.41)  $ (0.73)  $  (0.40)  $  (1.45)
Shares used in computation of basic and diluted
  net loss per share............................   3,800     3,800     6,792     23,916     39,366

                                                                  AT DECEMBER 31,
                                                  ------------------------------------------------
                                                   1995     1996      1997       1998       1999
                                                  ------   -------   -------   --------   --------
                                                                   (IN THOUSANDS)
Consolidated Balance Sheet Data:
Cash, cash equivalents and marketable
  securities....................................  $   --   $    65   $ 4,027   $ 23,994   $ 68,757
Working capital.................................      (8)   (1,566)    1,444     23,218     72,560
Total assets....................................      --       113     4,651     28,212     99,880
Debt and leases, long-term portion..............      --        --        83        501     11,493
Accumulated deficit.............................      (8)   (1,566)   (6,508)   (16,046)   (72,930)
Total stockholders' equity......................      (8)   (1,566)    1,663     25,453     72,258

                                    GOLF.COM
                       SELECTED HISTORICAL FINANCIAL DATA

                                                   PERIOD FROM
                                                INCEPTION (JUNE 6)      YEARS ENDED DECEMBER 31,
                                                 TO DECEMBER 31,      ----------------------------
                                                       1996            1997      1998       1999
                                                ------------------    ------    -------    -------
                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Statement of Operations Data:
Revenues......................................         $129           $  475    $   891    $ 1,354
                                                       ----           ------    -------    -------
Cost of revenues:
  Production and other........................            4               54        581        611
                                                       ----           ------    -------    -------
          Total cost of revenues..............            4               54        581        611
                                                       ----           ------    -------    -------
          Gross profit........................          125              421        310        743
                                                       ----           ------    -------    -------
Operating expenses:
  Operating expenses..........................           --            1,338      1,341      1,937
  Depreciation and amortization...............           --               52         56         14
                                                       ----           ------    -------    -------
          Total operating expenses............           --            1,390      1,396      1,951
                                                       ----           ------    -------    -------
Other income/(expense)........................           --               34         (8)         7
                                                       ----           ------    -------    -------
          Net income/(loss)...................         $125           $ (935)   $(1,094)   $(1,201)
                                                       ====           ======    =======    =======

                                                                  AT DECEMBER 31,
                                                      ----------------------------------------
                                                       1996       1997       1998       1999
                                                      -------    -------    -------    -------
                                                                   (IN THOUSANDS)
Consolidated Balance Sheet Data:
Cash and cash equivalent............................  $   896    $    11    $    36    $   728
Working capital.....................................      976        150         51        679
Total assets........................................    1,165        375        303        984
Accumulated deficit.................................   (1,072)    (2,040)    (3,134)    (4,335)
Total stockholders' equity..........................    1,142        304        109          1

             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The accompanying unaudited pro forma condensed combined financial data gives effect to the consummated and probable acquisitions as if they had occurred on March 31, 2000, and combines the Quokka historical consolidated balance sheet at March 31, 2000, with the respective historical consolidated balance sheets of ZoneNetworks.com, Inc. or "Zone", Golf.com, L.L.C., and Total Sports Inc. The acquisition of ZoneNetworks was consummated on March 31, 2000; therefore, Quokka's historical consolidated balance sheet at March 31, 2000 includes the allocated purchase price for this transaction. The accompanying unaudited pro forma combined statements of operations data assume that the consummated and probable acquisitions took place as of January 1, 1999.

     The selected unaudited pro forma combined financial data are presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of the beginning of the periods presented and should not be construed as being representative of future operating results. The selected unaudited pro forma combined financial data as of March 31, 2000 and for the year ended December 31, 1999 and for the three months ended March 31, 2000 should be read in conjunction with the respective financial statements and the related notes.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                         MARCH 31, 2000
                               --------------------------------------------------------------------------------------------------
                                                                                     HISTORICAL
                                   HISTORICAL                                    ------------------                     COMBINED
                               -------------------                   COMBINED     TOTAL                                 ADJUSTED
                                QUOKKA    GOLF.COM   ADJUSTMENTS     PRO FORMA   SPORTS    COMBINED   ADJUSTMENTS       PRO FORMA
                               --------   --------   -----------     ---------   -------   --------   -----------       ---------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents...  $ 5,472     $  916      $    --       $  6,388    $6,626    $13,014     $     --         $ 13,014
 Restricted cash.............   17,885         --           --         17,885        --     17,885           --           17,885
 Investments in marketable
   securities................   28,812         --           --         28,812        --     28,812           --           28,812
 Accounts receivable, net....    8,627        300           --          8,927     2,365     11,292          (29)F         11,263
 Inventory, net of reserve...      817         --           --            817       371      1,188           --            1,188
 Deferred publishing costs...       --         --           --             --       566        566           --              566
 Acquired programming and
   distribution rights.......   11,141         --           --         11,141        --     11,141           --           11,141
 Prepaid expenses and other
   current assets............    3,849         --           --          3,849     2,549      6,398           --            6,398
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total Current
        Assets...............   76,603      1,216           --         77,819    12,477     90,296          (29)          90,267
                               --------    ------      -------       --------    -------   --------    --------         --------
 Investment in affiliate.....       --         --           --             --       135        135         (135)G             --
 Deferred publishing costs...       --         --           --             --     1,219      1,219           --            1,219
 Property and equipment,
   net.......................   14,073          2           --         14,075     5,417     19,492           --           19,492
 Intangible assets...........   34,150          8       26,209E        60,367     1,888     62,255      140,850E         203,105
 Other assets................      255         --           --            255       445        700           --              700
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total Assets..........  $125,081    $1,226      $26,209       $152,516    $21,581   $174,097    $140,686         $314,783
                               --------    ------      -------       --------    -------   --------    --------         --------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
CURRENT LIABILITIES:
 Accounts payable............  $10,069     $   --      $   350D      $ 10,419    $3,547    $13,966     $  8,700D        $ 22,666
 Accrued expenses............    8,884        182           --          9,066    10,891     19,957           --           19,957
 Current portion of long-term
   debt and capitalized lease
   obligations...............   10,245         --           --         10,245       373     10,618           --           10,618
 Due to related party........       --         29           --             29        --         29          (29)F             --
 Deferred revenues...........    4,285        251           --          4,536       801      5,337           --            5,337
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total Current
        Liabilities..........   33,483        462          350         34,295    15,612     49,907        8,671           58,578
                               --------    ------      -------       --------    -------   --------    --------         --------
 Notes Payable...............       --         --           --             --       288        288           --              288
 Long-term debt and
   capitalized lease
   obligations, net of
   current portion...........   10,462         --           --         10,462       175     10,637           --           10,637
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total Liabilities.....   43,945        462          350         44,757    16,075     60,832        8,671           69,503
                               --------    ------      -------       --------    -------   --------    --------         --------
 Minority interest in
   consolidated subsidiary...       --         --          222C           222        --        222           --              222
Stockholders' equity
 Preferred stock.............       --         --           --             --     3,527      3,527       (3,527)B             --
 Common stock................        4         --           --              4         3          7           (3)B              4
 Additional paid-in
   capital...................  161,481      5,042       21,359A,B     187,882    68,179    256,061       69,342A,B,G     325,403
 Warrants and other..........    7,831        404         (404)B        7,831    (11,897)   (4,066)      11,897B           7,831
 Treasury stock, at cost.....     (107)        --           --           (107)       --       (107)          --             (107)
 Accumulated deficit.........  (88,073)    (4,682)       4,682B       (88,073)   (54,306)  (142,379)     54,306B         (88,073)
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total stockholders'
        equity...............   81,136        764       25,637        107,537     5,506    113,043      132,015          245,058
                               --------    ------      -------       --------    -------   --------    --------         --------
       Total liabilities and
        stockholders'
        equity...............  $125,081    $1,226      $26,209       $152,516    $21,581   $174,097    $140,686         $314,783
                               ========    ======      =======       ========    =======   ========    ========         ========

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  QUARTER ENDED MARCH 31, 2000
                                    -----------------------------------------------------------------------------------------
                                                 HISTORICAL                                                 HISTORICAL
                                    -------------------------------------                 COMBINED    -----------------------
                                      QUOKKA      ZONE NETWORK   GOLF.COM   ADJUSTMENTS   PRO FORMA   TOTAL SPORTS   COMBINED
                                    -----------   ------------   --------   -----------   ---------   ------------   --------
Revenues..........................  $     9,510     $ 1,939       $ 319     $        --   $ 11,768      $ 3,236      $ 15,004
Cost of revenue Production and
 other costs......................        7,515       2,802         112              --     10,429        3,380        13,809
 Amortization of programming and
   distribution rights............        1,822          --          --              --      1,822           --         1,822
                                    -----------     -------       -----     -----------   --------      -------      --------
       Total cost of revenue......        9,337       2,802         112              --     12,251        3,380        15,631
                                    -----------     -------       -----     -----------   --------      -------      --------
   Gross profit (loss)............          173        (863)        207              --       (483)        (144)         (627)
                                    -----------     -------       -----     -----------   --------      -------      --------
Operating expenses Production
 costs............................        4,793         622         562              --      5,977        1,525         7,502
 Sales and marketing..............        6,830       2,494          --              --      9,324        5,877        15,201
 General and administrative.......        3,332       1,966          --              --      5,298        1,488         6,786
 Depreciation and amortization....        1,417         201           1           7,602H     9,221          696         9,917
                                    -----------     -------       -----     -----------   --------      -------      --------
       Total operating expenses...       16,372       5,283         563           7,602     29,820        9,586        39,406
                                    ===========     =======       =====     ===========   ========      =======      ========
   Loss from operations...........      (16,199)     (6,146)       (356)         (7,602)   (30,303)      (9,730)      (40,033)
Minority interest in net loss of
 consolidated subsidiary..........          645          --          --             100J       745           --           745
Other income/(expense), net.......           --         (19)         --              --        (19)          43            24
Interest income/(expense), net....          411        (123)         10              --        298           (1)          297
                                    -----------     -------       -----     -----------   --------      -------      --------
   Net income (loss)..............  $   (15,143)    $(6,288)      $(346)    $    (7,502)  $(29,279)     $(9,688)     $(38,967)
                                    ===========     =======       =====     ===========   ========      =======      ========
Pro forma net loss per share from
 continuing operations:
 Net loss per share -- basic and
   diluted........................  $     (0.34)
 Weighted average shares -- basic
   and diluted....................   44,201,000                               4,780,475

                                     QUARTER ENDED MARCH 31, 2000
                                    -------------------------------
                                    HISTORICAL
                                    -----------   COMBINED ADJUSTED
                                    ADJUSTMENTS       PRO FORMA
                                    -----------   -----------------
Revenues..........................  $      (319)I    $    14,685
Cost of revenue Production and
 other costs......................         (112)I         13,697
 Amortization of programming and
   distribution rights............           --            1,822
                                    -----------      -----------
       Total cost of revenue......         (112)          15,519
                                    -----------      -----------
   Gross profit (loss)............         (207)            (834)
                                    -----------      -----------
Operating expenses Production
 costs............................         (420)I          7,082
 Sales and marketing..............                        15,201
 General and administrative.......           --            6,786
 Depreciation and amortization....       11,740H          21,657
                                    -----------      -----------
       Total operating expenses...       11,320           50,726
                                    ===========      ===========
   Loss from operations...........      (11,527)         (51,560)
Minority interest in net loss of
 consolidated subsidiary..........           --              745
Other income/(expense), net.......           --               24
Interest income/(expense), net....           --              297
                                    -----------      -----------
   Net income (loss)..............  $   (11,527)     $   (50,494)
                                    ===========      ===========
Pro forma net loss per share from
 continuing operations:
 Net loss per share -- basic and
   diluted........................                   $     (0.83)
 Weighted average shares -- basic
   and diluted....................   13,500,000       62,481,475

    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  YEAR ENDED DECEMBER 31, 1999
                                   ------------------------------------------------------------------------------------------
                                                HISTORICAL                                                  HISTORICAL
                                   -------------------------------------                 COMBINED    ------------------------
                                     QUOKKA      ZONE NETWORK   GOLF.COM   ADJUSTMENTS   PRO FORMA   TOTAL SPORTS   COMBINED
                                   -----------   ------------   --------   -----------   ---------   ------------   ---------
Revenues.........................  $    13,070     $  4,627     $ 1,578    $       --    $  19,275     $  6,753     $  26,028
Cost of revenue Production and
 other costs.....................       20,070        4,356         831            --       25,257        9,957        35,214
 Amortization of programming and
   distribution rights...........        3,441           --          --            --        3,441           --         3,441
                                   -----------     --------     -------    ----------    ---------     --------     ---------
       Total cost of revenue.....       23,511        4,356         831            --       28,698        9,957        38,655
                                   -----------     --------     -------    ----------    ---------     --------     ---------
   Gross (loss) profit...........      (10,441)         271         747            --       (9,423)      (3,204)      (12,627)
                                   -----------     --------     -------    ----------    ---------     --------     ---------
Operating expenses...............                                                               --
 Production costs................       13,094        3,070       1,958            --       18,122        4,033        22,155
 Sales and marketing.............       19,525        8,177          --            --       27,702        5,217        32,919
 General and administrative......       11,069        2,280          --            --       13,349        3,745        17,094
 Depreciation and amortization...        4,217                       14        30,409H      34,640        1,906        36,546
                                   -----------     --------     -------    ----------    ---------     --------     ---------
       Total operating
        expenses.................       47,905       13,527       1,972        30,409       93,813       14,901       108,714
                                   ===========     ========     =======    ==========    =========     ========     =========
   Gain (loss) from operations...      (58,346)     (13,256)     (1,225)      (30,409)    (103,236)     (18,105)     (121,341)
Loss of associated venture.......       (2,176)                      --            --           --           --            --
Minority interest in net loss of
 consolidated subsidiary.........        1,936           --          --           353J       2,289           --         2,289
Other income/(expense), net......                       (11)         --            --          (11)         131           120
Interest income/(expense), net...        1,702         (206)          7            --        1,503         (550)          953
                                   -----------     --------     -------    ----------    ---------     --------     ---------
   Net gain (loss)...............  $   (56,884)    $(13,473)    $(1,218)   $  (30,056)   $ (99,455)    $(18,524)    $(119,052)
                                   -----------     --------     -------    ----------    ---------     --------     ---------
Pro forma net loss per share from
 continuing operations:
 Net loss per share -- basic and
   diluted.......................  $     (1.45)    $  (2.85)
 Weighted average shares -- basic
   and diluted...................   39,366,000                              4,780,475

                                    YEAR ENDED DECEMBER 31, 1999
                                   -------------------------------
                                   HISTORICAL
                                   -----------   COMBINED ADJUSTED
                                   ADJUSTMENTS       PRO FORMA
                                   -----------   -----------------
Revenues.........................  $    (1,578)I    $    24,450
Cost of revenue Production and
 other costs.....................         (831)I         34,383
 Amortization of programming and
   distribution rights...........                         3,441
                                   -----------      -----------
       Total cost of revenue.....         (831)          37,824
                                   -----------      -----------
   Gross (loss) profit...........         (747)         (13,374)
                                   -----------      -----------
Operating expenses...............
 Production costs................       (1,507)I         20,648
 Sales and marketing.............                        32,919
 General and administrative......           --           17,094
 Depreciation and amortization...       46,950H          83,496
                                   -----------      -----------
       Total operating
        expenses.................       45,443          154,157
                                   ===========      ===========
   Gain (loss) from operations...      (46,190)        (167,531)
Loss of associated venture.......           --               --
Minority interest in net loss of
 consolidated subsidiary.........           --            2,289
Other income/(expense), net......           --              120
Interest income/(expense), net...           --              953
                                   -----------      -----------
   Net gain (loss)...............  $   (45,117)     $  (164,169)
                                   -----------      -----------
Pro forma net loss per share from
 continuing operations:
 Net loss per share -- basic and
   diluted.......................
 Weighted average shares -- basic
   and diluted...................   13,500,000       57,646,475

    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)

     Effective March 31, 2000, Quokka Sports, also referred to as the Company, acquired all the outstanding common stock and stock rights of ZoneNetworks.com, Inc. ("Zone") through the issuance of 1,411,639 shares of the Company's common stock for a total purchase price of approximately $25.9 million including acquisition costs. Zone produces and operates web sites that offer digital content, products and services targeted to enthusiasts of skiing, climbing, hiking, snowboarding, adventure racing and mountain biking. As consideration for the transaction, 0.07193 of a share of the common stock of the Company ("Company Common Stock") was issued for each outstanding share of the common stock and preferred stock of Zone ("Zone Capital Stock"); the Company paid cash in lieu of fractional shares. Outstanding options and warrants for Zone Capital Stock were assumed by the Company and were automatically converted into options and warrants for Company Common Stock at the same exchange ratio, except an outstanding warrant to purchase 169,503 shares of the Series B Preferred Stock of Zone was automatically converted into a warrant to purchase 23,849 shares of the Company's Common Stock. Approximately ten percent of such shares were placed in escrow to secure certain indemnification obligations contained in the agreement. Subject to outstanding claims, the escrow will terminate upon the earlier of (a) the date 30 days following the receipt by the Company of four full fiscal quarters of audited financial statements of Zone and (b) May 15, 2001. Of the total purchase price, approximately $34.2 million was allocated to intangible assets, including assembled workforce, customer base and goodwill. The intangible assets are being amortized over their estimated useful lives of two years.

     On June 8, 2000, the Company signed a definitive agreement to obtain a 71% ownership interest of Golf.com, L.L.C. ("Golf") through the issuance of approximately 3,900,000 shares of the Company's common stock for a total purchase price of approximately $26.7 million including acquisition costs. Golf is in the business of developing, marketing and distributing a golf related online service via the Internet. Of the purchase price, approximately $267,000 will be allocated to net liabilities assumed, and the remainder will be allocated to identified intangible assets with any remaining purchase price allocated to goodwill. The acquired intangible assets will be amortized over their estimated useful life of two years. The Company's management believes that the pending acquisition of Golf is a probable acquisition.

     On July 20, 2000, the Company signed a definitive agreement to acquire all the outstanding preferred and common stock, options and warrants of Total Sports Inc. ("Total Sports") through the issuance of up to 15,000,000 shares of the Company's common stock. The purchase price using an average stock price around the date the transaction was announced was approximately $128 million including acquisition costs. Of the purchase price, approximately $12.1 million will be allocated to net liabilities assumed, and the remainder will be allocated to identified intangible assets with any remaining purchase price allocated to goodwill. The acquired intangible assets will be amortized over their estimated useful life of three years. Total Sports is an event-centered online sports media company. The Company's management believes that the pending acquisition of Total Sports is a probable acquisition.

     These acquisitions have been accounted for using the purchase method of accounting and accordingly the purchase price has been or will be allocated to the tangible and intangible assets acquired and the liabilities assumed on the basis of their respective fair values on the acquisition date. The purchase price assumed for the Total Sports acquisition is an initial estimate of the purchase price and is subject to change. The purchase price allocations for the Golf acquisition and the Total Sports acquisition are based upon a preliminary valuation. These valuations could change when finalized upon closing of the acquisitions, based upon the facts and circumstances at that time. A change in the purchase price or the allocation of the purchase price could have a material effect on actual future results of the Company.

     The following pro forma adjustments have been made to the historical financial statements of the Company, Zone, Golf, and Total Sports based upon assumptions made by management for the purpose of preparing the unaudited pro forma condensed combined financial statements:

     (a) To record the amount of additional paid-in capital resulting from the purchase transaction.

     (b) The elimination of the equity accounts of Golf and Total Sports.

     (c) To record the minority interest in Golf.

     (d) The amount of accounts payable necessary to accrue transaction costs.

     (e) The excess of acquisition costs over the fair value of net assets acquired (goodwill) at March 31, 2000 associated with the acquisitions of Golf and Total Sports. Approximately $26.7 and $152 million were allocated to intangible assets, including assembled workforce, customer base and goodwill in connection with the Golf and Total Sports acquisitions respectively.

     (f) To eliminate the intercompany payables/receivables, which were between Golf and Total Sports.

     (g) To eliminate Total Sports' investment in Golf.

     (h) To reflect amortization of goodwill and other purchased intangibles associated with the acquisitions of Zone, Golf and Total Sports over the following periods:

          Zone -- Two years
          Golf -- Two years
          Total Sports -- Three years

     (i) To eliminate the revenue and expenses recorded on the books of both Golf and Total Sports, due to Total Sports' recording of such items in accordance with the related operating agreement.

     (j) To eliminate the minority interest in net loss of Golf.

     The proforma financial statements were not tax effected since the Company, Golf and Total Sports are in net operating loss positions and accordingly, a full valuation allowance would be recorded.

     The pro forma combined basic net loss per share is based on the combined weighted average number of common shares of the Company's common stock for each period, calculated using the exchange ratios that resulted in the issuance of 1,411,639 share of the Company's common stock for 100% ownership of Zone, 3,890,150 shares of the Company's common stock for 71% ownership interest of Golf, and 15,000,000 shares of the Company's common stock for 100% ownership of Total Sports. The adjustment to historical weighted average shares outstanding results from inclusion of actual shares issued or estimated shares to be issued in conjunction with the consummated or pending acquisition, respectively, as if such shares were outstanding from January 1, 1999. In accordance with the definitive agreements, approximately ten percent of the stock consideration to Zone, Golf and Total Sports (approximately 141,164, 389,015 and 1,500,000 shares, respectively) will be held in a time-lapsing escrow account and have been excluded from the pro forma basic and diluted net loss per share for the year ended December 31, 1999 and the three months ended March 31, 2000.

                           COMPARATIVE PER SHARE DATA

     The following tabulation reflects (a) the historical net income and book value per share of Quokka Sports, Inc. common stock in comparison with the pro forma net income and book value per share after giving effect to the proposed acquisition with Golf.com, L.L.C. and proposed merger with Total Sports Inc. and
(b) the historical net income and book value per unit of Golf.com, L.L.C. membership interest and per share of Total Sports Inc. common stock in comparison with the equivalent pro forma net income and book value per share attributable to 3,890,150 and 15,000,000 shares of Quokka Sports, Inc. common stock which will be received for each unit of Golf.com, L.L.C. and for each share of Total Sports Inc. common stock, respectively. The information presented in this tabulation should be read in conjunction with the pro forma combined financial statements and the separate financial statements of the respective companies and the notes thereto appearing elsewhere herein.

                                                                 YEAR ENDED        QUARTER ENDED
                                                              DECEMBER 31, 1999    MARCH 31, 2000
                                                              -----------------    --------------
QUOKKA SPORTS, INC.
Net loss from continuing operations:
  Historical................................................     $     (1.45)       $     (0.34)
  Pro forma.................................................     $     (2.85)       $     (0.83)
Book value:
  Historical................................................                        $      1.77
  Pro forma.................................................                        $      3.68
GOLF.COM, L.L.C.
Net loss from continuing operations:
  Historical................................................     $ (7,518.52)       $ (2,135.80)
  Equivalent pro forma(1)...................................     $(95,576.96)       $(27,834.69)
Book value:
  Historical................................................                        $  4,716.05
  Equivalent pro forma(1)...................................                        $123,411.66
TOTAL SPORTS INC.
Net loss from continuing operations:
  Historical................................................     $    (10.52)       $     (1.47)
  Equivalent pro forma(2)...................................     $     (4.85)       $     (1.39)
Book value:
  Historical................................................                        $      1.90
  Equivalent pro forma(2)...................................                        $      6.33

---------------
(1) Pro forma amounts for Quokka Sports, Inc. multiplied by 33,535.78:1 (the ratio of exchange).

(2) Pro forma amounts for Quokka Sports, Inc. multiplied by 1.77:1 (the ratio of exchange).

                           INFORMATION ABOUT GOLF.COM

GENERAL

     Golf.com, L.L.C. was formed in May 1996 by GolfData Corporation and NBC Multimedia, Inc., predecessor to NBC-Golf.com Holding, Inc. In August 1996, MediaOne Interactive Services, Inc. and The New York Times Company Magazine Group, Inc. became members of Golf.com, L.L.C., and in July 1998, Total Sports Inc. was admitted as a member of Golf.com and signed a five-year agreement to exclusively host, manage and operate the web site. Golf.com is based in Raleigh, North Carolina.

BUSINESS OF GOLF.COM

     Golf.com is an award-winning Internet property dedicated to the golf community. The site offers premium content, original storyline features such as "Golfers Network," "Golf Radio," "Outside the Ropes," and "Nicklaus Chronicles," near real time scores and statistics, community products such as fantasy games and consumer products and services such as tee time reservations, travel and pro shop. From web coverage of the Ryder Cup, Masters, U.S. Open, The Players Championship and other PGA Tour events to instruction, commentary and archival features, the web site provides comprehensive golf coverage online. Golf.com is the primary golf coverage vehicle for MSNBCSports. Golf.com generates revenue primarily through advertising sales and sales of golf-related products and services.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLF.COM

OVERVIEW

     Golf.com, L.L.C. was formed in May 1996 by GolfData Corporation and NBC Multimedia, Inc., predecessor to NBC-Golf.com Holding, Inc. In August 1996, MediaOne Interactive Services, Inc. and The New York Times Company Magazine Group, Inc. became members of Golf.com, L.L.C., and in July 1998, Total Sports Inc. was admitted as a member of Golf.com and signed a five-year agreement to exclusively host, manage and operate the web site. Golf.com is based in Raleigh, North Carolina.

     On June 8, 2000, Quokka signed a definitive agreement to acquire a controlling interest in Golf.com. Quokka will issue approximately 3.9 million shares of common stock in exchange for 71% of the ownership interest. NBC will retain its 29% ownership of Golf.com. The transaction is subject to approval by Quokka's stockholders.

     On September 16, 1996, Golf.com granted Otto Candies L.L.C., an unrelated entity, a fully vested and exercisable warrant to purchase two membership units at a price of $25,000 per unit. The warrant had a three-year exercise term. The fair value of this warrant was determined to be $129,000 calculated using the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 5.0%, volatility 70%, a dividend yield of zero and a unit price of $83,075, which is based upon the price per unit paid by Media One just one month earlier. This warrant expired unexercised. On September 27, 1999, a new fully vested and exercisable warrant was granted to Otto Candies L.L.C. with an exercise period of two years. The fair value of this warrant was $275,000 determined using the Black-Scholes model with the following assumptions: risk-free interest rate 6.1%, volatility 70%, a dividend yield of zero and a unit price of $159,000, which is based upon the ramp between the Media One valuation and the value of Golf.com established by Quokka. On May 30, 2000, Otto Candies L.L.C. exercised its warrant to purchase two membership units of Golf.com for an aggregate price of $50,000, as provided in the membership units purchase warrant agreement.

     Golf.com generates revenue primarily through advertising sales and sales of golf-related products and services. Because of an advertising relationship with Total Sports, advertising revenues in 1999 and 2000 are reported on a net basis due to Total Sports assuming the primary risks and acting as the principal in the related transactions. All revenue generated in prior periods are reported on a gross basis. As a direct result of having only a small number of live programs at any time, revenues from advertising and sales of golf-related products have varied on both a quarterly and annual basis during Golf.com's short operating history. Revenues may fluctuate from period to period in the future depending upon Golf.com's ability to attract and retain sponsors and advertisers, the number of live events that are being produced and distributed simultaneously during any one period, Golf.com's ability to attract a worldwide audience, its ability to select and offer the right merchandise and services for its audience to buy, and Golf.com's ability to obtain or create content that is valuable.

     Golf.com has incurred significant net losses and negative cash flows from operations, and as of March 31, 2000, Golf.com had an accumulated deficit of $4.7 million. This accumulated deficit resulted from the production costs of its programming, the costs of expanding its sales and business development efforts and other costs related to ongoing research and design including costs paid by Total Sports on behalf of Golf.com.

RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2000 AND 1999

Revenues

     Golf.com's revenues increased $107,000 or 33% to $319,000 for the March 2000 quarter from $212,000 for the March 1999 quarter. During the March 2000 quarter, Golf.com recognized increased revenues in advertising from Golf.com's enhanced position in the marketplace through brand marketing and additional promotion efforts. Revenues for the March 1999 quarter were derived primarily from advertising revenues. Sales returns and bad debts for the quarters ended March 31,1999 and March 31, 2000 were insignificant.

Cost of Revenues

     Cost of revenues consists primarily of the cost of products sold and related shipping cost. Cost of net revenues increased from $76,000 for the period ended March 31, 1999 to $112,000 for the quarter ended March 31, 2000 as a result of the significant increase in Golf.com's net revenues. Gross profit margin improved from 64.0% for the quarter ended March 31, 1999 to 64.8% for the quarter ended March 31, 2000. The improvement in gross profit margin resulted from changes in our cost structure for shipping functions and increased sales volume. This improvement was also the result of gross profit derived from higher margin advertising revenue. While Golf.com plans to increase its gross margin in the future by employing more selective pricing and merchandising strategies, increasing advertising revenues and emphasizing the sale of higher margin products, Golf.com may not be able to improve its profit margins.

Operating Expenses

     Operating expenses increased $357,000 to $563,000 for the March 2000 quarter from $206,000 for the March 1999 quarter. Operating expenses include costs of personnel and consultants, travel, as well as general, sales and administrative expenses. The increase in production costs from 1999 to 2000 is due to increased programming of Golf.com's sports coverage of specific golf events and additional expenses for sales of advertising under the Total Sports agreement. In March 2000, Golf.com received significant promotion on NBC golf broadcasts during the PGA Tour's "Southern Swing." NBC broadcast four events in the first quarter of 1999 and five events for the March 2000 quarter, and Golf.com received promotion in each of those broadcasts.

YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

Revenues

     Revenues increased to $1.4 million in 1999 from $890,000 in 1998 and $474,000 in 1997. In 1999, Golf.com realized the benefits from a full year's relationship with Total Sports, who was primarily responsible for the substantial increase in Golf.com's advertising and sponsorship revenue. Revenues increased from 1998 to 1999 primarily as a result of advertising/sponsorship sales totaling $880,000 during 1999 as compared to advertising/sponsorship sales of $626,000 in 1998 and e-commerce revenue which were $478,000 in 1999 compared to $264,000 in 1998. The increase in revenues from 1998 to 1997 is primarily attributable to a

$195,500 increase in advertising/sponsorship and E-commerce revenues. Sales returns and bad debts for all periods were insignificant.

Cost of Revenues

     Cost of revenues consists primarily of the cost of products sold and related shipping cost. Cost of net revenues increased from $54,000 to $580,000 and then to $611,000 for the years ended December 31, 1997, 1998 and 1999, respectively.

Operating Expenses

     Operating expenses increased to $2.0 million in 1999 from $1.4 million in 1998 and 1997. Operating expenses include costs of personnel and consultants, travel, and general, sales and administrative expenses. The $600,000 increase in production costs from 1998 to 1999 is due to increased programming of Golf.com's sports coverage of specific golf events and additional expenses for sales of advertising per the Total Sports agreement. Also included in 1999 production costs are costs associated with additional acquisition of editorial content with the loss of Golf Digest content in 1998. Golf.com spent less than $25,000 a year in marketing expenses. Since its inception Golf.com has relied on its partners to market the www.golf.com web site. In 1999, Golf.com received significant promotion on NBC golf broadcasts. NBC broadcast over 20 events in 1999 and Golf.com received promotion in each of those broadcasts. In 1998 and 1997, NBC provided promotion for the www.golf.com site and Golf Digest provided promotion for the www.golf.com site in its print publication.

LIQUIDITY AND CAPITAL RESOURCES

     Since May 1996, Golf.com has financed its operations primarily through private sales of its equity securities. From May 1996 to June 1998, Golf.com raised small amounts of money through the sale of units to various entities for an ownership interest in Golf.com. In June 1998 Golf.com entered into an operating agreement with Total Sports whereby Total Sports agreed to host, operate and manage the web site and pay all the costs associated with running the site.

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                            INFORMATION ABOUT QUOKKA

GENERAL

     Quokka Sports, Inc. was incorporated in Delaware on August 15, 1996 as Quokka Productions, Inc. The company changed its name to Quokka Sports, Inc. on September 16, 1996. Quokka is based in San Francisco, California.

BUSINESS OF QUOKKA

     Quokka Sports, Inc. is a leading provider of sports entertainment for the digital world.

     Around the world, sports enthusiasts immerse themselves in their favorite sports, both as spectators and as participants. This passion for sports translates into billions of dollars of spending on sports entertainment and related sporting products and services. We believe that this market will continue to expand as advances in technology create more opportunities to fuel the passions of sports enthusiasts.

     We use the power of emerging digital media to bring sports enthusiasts closer to their favorite sports. We leverage our digital technology to offer live event coverage, race viewers, news and information, audio and text dispatches from athletes, games, community forums and content created by fans, as well as opportunities for the fan to purchase premium content and products and services in order to provide our audience a complete sports experience. We believe that media coverage is most effective when it allows the viewer to feel a real connection to other individuals, events and venues. As a result, the sports experiences on the Quokka Sports Network and for our distribution partners are intended to allow our viewers to reach halfway around the world in real time to experience all of the excitement of a major sporting event direct from wherever they happen to be.

     Through this immersive approach, we seek to win the "hearts and minds" of enthusiasts of the sports we offer and create ongoing communities around these sports. The properties of the Quokka Sports Network are designed to become the destinations for followers of these sports. We call these destinations for specific sport communities "sport verticals."

     The Quokka Sports Network is designed to appeal to a global audience. We currently cover motor racing, sailing, adventure and action sports like skiing, climbing, hiking, snowboarding, adventure racing and mountain biking, and key Olympic summer sports, such as track and field, swimming and gymnastics. The Quokka Sports Network also includes coverage of some of the world's largest sporting events like the biennial Olympic Games, the America's Cup yacht match, FedEx Championship Auto Racing (CART) Series and the Moto Grand Prix championship as a result of our relationships with our strategic partners like NBC Olympics, Inc., CART, Dorna Promocion del Deporte, S.A. and Volvo Event Management (UK) Limited. The properties of the Quokka Sports Network have attracted a community of sports enthusiasts that averaged over 1.25 million unique visitors per month for the quarter ended March 31, 2000, according to our internal tracking systems.

     We recognize that sports enthusiasts are tribal in nature and we seek to deliver content that reflects the fan's zeal for coverage of their favorite event, sport, nation, team or athlete. For example, in addition to targeting the English-speaking audience, we are beginning to localize content for non-English speaking fans of the sports that we cover in order to most effectively engage a global audience. We also understand that sports enthusiasts often want an individualized experience. We are therefore focusing on methods of customizing our content to further satisfy the individual needs of the members of our growing community.

     Since our inception, we have sought to lead our industry with innovations that allow for the delivery of this content across a wide variety of digital platforms, from wireless to narrowband Internet to broadband Internet to true converged media. We call this "allband." To help us achieve this multi-platform approach, we have entered into strategic relationships with some major players in the media and communications industries Our strategic investors include MediaOne Interactive Services, Intel Corporation, British Telecom Holdings, B.V., Comcast Interactive Investments, Inc., At Home Corporation, Hearst Communications, Inc. and

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

Liberty QS, Inc. and our distribution partners include Microsoft Corporation, Road Runner, Terra Networks, S.A., and Yahoo!, Inc.

     We seek to generate revenue from three sets of customers, each of which is described in greater detail below:

     - from business customers through sales of sponsorships and advertising;

     - from media companies through revenue from content syndication; and

     - from consumers through sales of premium content, sports memorabilia, officially-licensed merchandise and other products and services.

Sponsorship and Advertising. We believe sponsors and advertisers are attracted to our passionate sports audiences for several reasons. First, this audience comprises an attractive demographic, including male professionals who are often a difficult segment to reach. Second, our sports fan base tends to be emotionally attached to the content that we offer. Finally, we believe the rich interactive media environment allows for compelling brand messaging opportunities. As a result of these and other factors, large multi-national advertisers account for the majority of our sponsorship and advertising revenue.

Content Syndication. Content syndication is also emerging as a significant source of revenue for us. Our exclusive rights allow us to create content that is attractive to our media customers as these media companies seek unique and engaging content for their users. Currently, we are syndicating content to narrowband Internet platforms and broadband Internet platforms.

Revenue from Consumers. The impassioned sports fan is likely to spend money on a variety of products and services to become further connected to a favorite sport, event, team or athlete. For example, a fan may purchase a hat or print autographed by a favorite America's Cup skipper, purchase a pay-per-view experience or travel to a destination to meet a famous athlete or experience an event from the front row. We integrate opportunities to purchase these types of products and services into the Quokka Sports Network.

     Finally, we are developing an adaptable technology and business infrastructure that will support a fully localized global network. We believe that our technology platform, our distribution network and our business infrastructure will permit us to rapidly achieve economies of scale as we build out new sport verticals.

     In August 1996, we adopted our current business model and incorporated in Delaware under the name Quokka Productions, Inc. Shortly thereafter in September 1996, we changed our name to Quokka Sports, Inc. References in this proxy statement to "Quokka Sports," "Quokka," "we," "our" and "us" refer to Quokka Sports, Inc. and its subsidiaries.

INDUSTRY BACKGROUND

The Sports Enthusiast

     Sports enthusiasts are found in a myriad of shapes and sizes and live in every corner of the world -- men and women, young and old, spectators and participants. A 23 year-old "petrol head" from Milan who lives to know everything there is to know about "air-to-fuel ratios" is quite different from a 38 year-old businesswoman from Seattle who does technical big-wall climbing on the weekends. However, these people share a common passion for achievement in sport. This primal zeal for achievement, whether in the form of competition or inspiration, is at the core of all sport and it drives the sports enthusiast to great lengths to fulfill this passion for a particular sport, team, event or national interest.

     This enthusiasm for sports is an almost universal phenomenon. It seems that almost everyone has a strong attachment to at least one sport. For example, the ESPN Chilton Sports Poll estimates that 86.6% of the general United States population 12 years of age or older are sports fans. They further estimate that currently 19.7% of this population accesses sports information with their computer.

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The Global Sports Industry

     A huge industry has emerged to serve the passions of sports enthusiasts. Sports broadcasting and publishing, athletic and outdoor gear, team apparel, travel services, training, and venue access comprise several billion-dollar industry segments. The Georgia Institute of Technology estimates that revenue streams derived from spectator sports, sporting goods and sporting publications in the United States alone exceeded $130 billion in 1995. The industry continues to grow at a robust rate. For example, Paul Kagan Associates Inc. estimates that U.S. advertisers will increase their investment in sports-related TV advertising by 38% between 1998 and 2003.

     The emergence of the Internet has added to the expansion of the sports entertainment industry. Jupiter Communications, Inc. estimates that global consumers will spend approximately $3.0 billion per year online on sporting goods, apparel, footwear and tickets by 2003. In addition, Forrester Research, Inc. projects that total U.S. online ad spending on advertisements will grow to $22 billion in 2004.

Advance Of Digital Media Platforms

     We believe that the world is currently undergoing a revolution in the way it enjoys entertainment. The growth of the Internet is well documented, but broadband delivery of content is also advancing quickly. Forrester Research projects that 22 million U.S. households will have high-speed broadband access by 2003. Other digital media platforms are also emerging. Jupiter Communications estimates that the total user base of mobile personal Internet appliances such as "smart" phones, pagers and PDAs will reach almost 26 million by 2002. Converged media devices are starting to develop as well. Forrester Research projects that so-called "Interactive TV" applications like enhanced broadcast TV and web on TV will reach a total of 37 million households by 2004. Advances in digital media platforms will someday allow sports enthusiasts to follow their favorite sports 24 hours a day, 7 days per week, whether they are on the road, at the office, on the golf course or at home in the living room.

Need For A Centralized Source Of Entertainment For The Sports Enthusiast

     We believe sports enthusiasts seek to fully immerse themselves in their sport of choice. The sports fan that travels to a sports venue often desires the most complete experience possible. Of course, he will watch the live competition -- but the experience does not end there. The fan also might buy a program to learn which athletes are competing, watch replays on the "big screen," talk to other fans about the competition, pick-up a magazine for more in-depth stories, buy an official event jacket and try to get "behind the scenes" to meet the athletes. This multi-faceted experience could describe a motor racing track, a soccer match, a golf tournament, a sailing regatta or almost any sports experience. Similarly, a climber on a rock face can check out the weather conditions, take in the view, gauge the progress of the climb or share stories with fellow climbers. When the climber leaves the mountain, she is likely to continue to seek out ways to replicate this "complete" experience.

     While there are numerous traditional and on-line sources of sports information, products and services, we believe that sports enthusiasts do not have a single location that fulfills all of their needs for experiencing a particular sport. Currently, a sports fan must weave together a patchwork of media and experiences by doing all or most of the following: subscribe to magazines, newspapers or newsletters to get the latest news and information; be near a TV at the right time to catch the live coverage of their sport or event (if it's being covered at all); head to the local bar to debate the latest events in their sport; get to the store to grab the latest gear; and ask someone who's going to the venue to pick up an event souvenir. Furthermore, there are some experiences that are extremely difficult to replicate via traditional outlets, such as: getting the inside story directly from the athlete during competition; enjoying real-time coverage of events that are not covered in a particular region or at all; or having an individual question directly answered by an athlete, expert or another fan who is located halfway around the world.

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QUOKKA SPORTS -- THE COMPLETE SPORTS EXPERIENCE

     Since our inception, we have had a simple goal: to bring the sports enthusiast the most complete sports experience possible -- regardless of where he or she is located. This effort began with our coverage of the Whitbread Race for the Volvo Trophy in 1997, an around-the-world yacht race, and continues today for the tribal followers of a number of sports. We strive to leverage the power of digital media to bring a 24x7, 360-degree experience to sports enthusiasts. This complete experience is designed to utilize virtually every aspect of emerging media, combining live event coverage, new narrative techniques, rich content, community functions, audio and text dispatches from athletes, games, opportunities to purchase premium content, travel services and official event merchandise. We employ a variety of techniques to achieve what we call "Quokka Sports Immersion."

     We start with the individual sports enthusiast. We give fans the opportunity to create their own experience by tailoring our interactive media to their own interests and level of understanding. If the sports enthusiast wants to watch live coverage of an event, she can launch a Quokka RaceViewer that delivers images, audio, telemetry, and results data. If a fan wants to learn more about a sport, he can access that information. He can also follow related human-interest stories through in-depth features or strike up an argument with other fans about some controversy through our often-intense bulletin-board forums. An enthusiast can get to know the athletes through biographies, and more intimately through regular diary-entries and live chats. She can experience competition by joining a fantasy league or competing in a virtual race. Furthermore, fans can bring a tangible piece of their sport home by purchasing licensed merchandise in our online stores or by bidding for one-of-a-kind gear and memorabilia through our auction services. We also provide updates on where to participate in a sport and how to get there. Finally, we provide information on gear and create an opportunity for fans to buy it. Enthusiasts can share "war stories" or recommendations on locations, gear, and training. They can take advantage of the unique perspectives provided by our sports coverage that leverages the available assets to create a complete and compelling view of the action.

     We seek to do more than just attain the "eyeballs" of sports enthusiasts. Rather, we want to win their "hearts and minds." Our properties in the Quokka Sports Network are designed to be the destinations for fans of those sports, and we intend to leverage the value of this engaged audience. We call these destinations for specific sports communities "sport verticals."

THE QUOKKA SPORTS NETWORK

     At the core of our business is a commitment to strive for deep coverage of specific sports in each of our sport verticals, including key events, teams and athletes associated with those sports. This approach forms the basis for our scalable network strategy to build a network of sports communities. It is designed to form the deepest -- and most valuable -- relationship with the tribal communities that follow these sports. With this approach, we believe that we will be well positioned to leverage the entire value chain associated with these passionate communities -- from sponsorship and advertising to merchandise to travel services, and more.

     The Quokka Sports Network has been created to extend the value of each of our sport verticals by implementing the following strategies:

     - Aggregation of the best of the Quokka Sports Network at Quokka.com,

     - Localization of content for regional fan-bases throughout the world, and

     - Multi-platform delivery of content across various digital media devices.

SPORT VERTICALS -- EVENTS, TEAMS AND ATHLETES

     We have created a network of discreet sport verticals that focus on the interests and passions of specific sports communities. Since the beginning of 1999, the Quokka Sports Network has grown from two properties, the Whitbread Race and the Around Alone yacht race, to over a dozen properties as of June 2000, including the 2000 America's Cup, the BT Global Challenge, CART, Climbing Cameroon, Everest 2000, Great Trango Tower, Key West Race Week, Marathon des Sables, NBCOlympics.com and Surfing Antarctica. We are

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pursuing three primary strategies to build out our network. First, we seek to secure official rights to particular events or circuits, such as the 2000 America's Cup Match and the CART racing series. Additionally, we look for opportunities to add existing sport verticals by acquiring other companies. Finally, we intend to leverage our expertise from our coverage of Olympic sports by developing some of the 35 sports sites and Quokka's Wired Athlete(TM) features in our Olympic Games property. Currently, the Quokka Sports Network includes:

     - Destinations for a number of sports with truly global fan-bases such as motor racing, sailing, skiing, snowboarding, adventure racing, climbing, hiking and Olympic summer sports like track and field, swimming, and gymnastics.

     - Live coverage of some of the world's largest sporting events, including the biennial Olympic Games, the America's Cup 2000 yacht match, the CART racing series, and the Moto Grand Prix motorcycle championships.

     - Relationships with some of the world's top athletes, including: Michael Johnson, Dan O'Brien, Amy Van Dyken, Dominique Moceaneau, and Karch Kiraly.

QUOKKA.COM

     The most engaging stories and features from the Quokka Sports Network are aggregated at Quokka.com. Quokka.com also provides a sampler of "broadband" content for those visitors with high-speed connections who want to explore our most innovative presentation techniques. Community, gaming, and shopping experiences are also unified at Quokka.com. For example, fans who enjoy virtual games in one sport, for example, often look for similar opportunities in other events. We believe Quokka.com provides an effective way to cross-promote our varied sports coverage to fans with multiple interests.

INTERNATIONAL NETWORK

     We are working to localize some of our content into multiple languages. We also work with athletes and local writers from various countries to tell their own stories in their own language with their local perspective. We believe that this capability makes our global sports and event properties more valuable because they are being made relevant for regional audiences around the world, including Europe and Latin America. A localized global strategy is critical for our goal of becoming the leading provider of sports entertainment for the digital world because we recognize that the tribal nature of sports fans across the globe requires that the story be relevant and engaging for this diverse audience.

     Advancements in new media platforms and communications bandwidth capacity have presented us with the opportunity to distribute these experiences in a variety of ways to our diverse audience. We are creating our products with this "all band" environment in mind because we believe that digital distribution platforms will continue to evolve and afford richer entertainment experiences and far greater accessibility across multiple platforms. We have established a diverse group of distribution partners to execute this vision, including: Yahoo! Europe, Excite@Home, Road Runner, Microsoft and Terra Networks.

MULTIPLE ENTRY POINTS TO THE NETWORK

     A fan can become immersed in his passion for sports by accessing the Quokka Sports Network from a variety of different entry points. For example, a senior executive in London can access the Quokka RaceViewer for race coverage of the America's Cup finals over her office LAN. An 18-year old gymnastics fan can check out the gymnastics Olympic coverage over her DSL service from her bedroom while her friend with Road Runner broadband service can relive a climb in the Himalayas. A CART fan from Gary, Indiana will someday experience true interactive broadcast coverage of a race through a new set-top device. A stay-at-home mother from White Plains, New York can follow our most compelling "360 degree" sports story of the day at Quokka.com over her AOL dial-up service. In the future, we intend to provide access to our coverage via hand-held wireless devices such as PDAs and cell phones.

     Once on the network, sports enthusiasts have the opportunity to go deeper into their favorite sport or explore other sports. We aggressively cross-promote our properties through targeted e-mails, on-site promo-
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tion and contests. We believe that a "network effect" will create great leverage for us because every new visitor to one of our properties will immediately be exposed to all of our other properties on the Quokka Sports Network, and is a potential visitor of another of our sport verticals.

COMPELLING CONTENT

     We combine our deep coverage for the passionate fan and our network of sport verticals in order to try to capture the hearts and minds of an engaged audience. Our sailing vertical represents one example of our commitment to provide a complete experience that contains immersive and engaging content. Sailing enthusiasts can follow live coverage of the BT Global Challenge and the Volvo Ocean Race, keep up with smaller scale events like the Sydney to Hobart race or Key West Race Week, debate the strategies of the America's Cup skippers on our forums, bid for one-of-a-kind America's Cup memorabilia in our sailing auctions, build a virtual boat, compete in a fantasy challenge to guess the America's Cup winners, or find out what's going on in-and-around Auckland, New Zealand, the site of the 2000 America's Cup. The result is a deeply engaged sports enthusiast that can obtain the complete sports experience.

MULTIPLE REVENUE STREAMS

     We have identified three distinct sets of customers for our 360-degree sports experience. These customers include advertisers looking to connect with our highly valued audience, media companies seeking compelling and unique content, and the individual fans who seek out premium gear, memorabilia and services to complete their experience with their favorite sport. As our business matures over time, we expect about 85% to 90% of our revenues to be split evenly between sponsorship and advertising revenue and content syndication revenue, with the remaining 10% to 15% to come from consumer revenue.

Sponsorship and Advertising Revenue

     In 1999, sponsors and advertisers provided approximately 90% of our revenue. We have established multi-year sponsorship arrangements with Compaq, Computer Associates and Intel Corporation as "Quokka Performance Team" members. We offer these sponsors multi-dimensional marketing opportunities across the Quokka Sports Network. In addition, we also have sponsors and advertisers that are interested in particular sport verticals in our network, such as IBM, Ford Motor Corporation, Qwest Communications, Visa International, Adidas America and Anheuser Busch.

     We believe these advertisers find our primary audience, the hard-to-reach male professional, to be extremely attractive. This audience enjoys our rich content at home, and even in the office, one of the toughest places to get the attention of these professionals. Because of their passion for sport, we believe the audience is also emotionally engaged in the content. The emergence of the sports media and sponsorship industry demonstrates the value that marketers see in these intense relationships.

     We present our sponsors' and advertisers' brands and products as an integral part of the sports content, and rich media presentations of these messages to help bring their brands to life. Some of our sponsors leverage our content on their own web sites. In addition, some technology sponsors also work with us to develop new infrastructure solutions that enable our coverage. These "custom solutions" then become marketing tools for the technology providers as they look to expand their presence in the new digital media marketplace.

     Three customers accounted for approximately 65% of our revenues in 1999, three customers accounted for approximately 81% of our revenues in 1998 and three customers accounted for 91% of our revenues in 1997. In 1999 our relationship with Compaq accounted for 27% of our revenues, our relationship with Computer Associates accounted for 23% of our revenues, and our relationship with Intel Corporation accounted for 15% of our revenues. In 1998 our relationship with Compaq (through Tandem Computer) accounted for 52% of our revenues, our relationship with CompuServe accounted for 16% of our revenues and our work for the International Olympic Committee accounted for 13% of our revenues. In 1997 our relationship with Tandem Computer accounted for 48% of our revenues, our relationship with CompuServe

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accounted for 14% of our revenues and our work for the International Olympics
Committee accounted for 29% of our revenue.

Content Syndication

     Media companies are emerging as significant customers of ours. Our primary media customers today are Internet companies, but wireless and converged media customers are also emerging. The Internet content providers -- often portals
 -- are interested in our content, because they believe it will help them create longer user visits. Our exclusive access to event properties and our rich media presentations have attracted these companies. Current narrowband "portal" customers include Excite and Terra Networks. In February 2000, we produced content for wireless devices with Nokia, our initial development partner for this product. In March 2000, we partnered with WebTV Networks, Inc. to develop content for their interactive television platform. Broadband partners, including Microsoft, Road Runner and At Home, have also presented our content on their networks.

     As proprietary digital entertainment content becomes available to new media companies, we expect this trend toward content syndication to continue. The historical growth of the cable television industry is an example of how content syndication models develop. For instance, ESPN commanded subscription fees from cable providers as the ESPN television business matured. We believe that a similar business model will progress as the Internet evolves from a pure news and information medium to one that also provides exclusive entertainment experiences.

Revenue from Consumers

     One of the characteristics of a tribal culture is that the tribe's members often follow the same rituals, value the same objects and wear the same clothing. We believe sports enthusiasts are no different. They go to great lengths to wear the uniforms and use the gear authentic to their sports, and wear the marking and colors of their favorite teams or athletes. Further, many fans want to obtain an authentic artifact from a memorable sports event, which may be passed down from generation to generation.

     We have developed several features in the properties of the Quokka Sports Network to fulfill the needs of this tribe-like dynamic of our audience. We seek to leverage our relationships with event owners to establish exclusive partnerships with the merchandise partners for these events. We offer exclusively licensed event merchandise, high-end sports equipment, venue-based travel services, fantasy sports experiences, and one-of-a-kind sports collectibles and memorabilia. Commerce-focused businesses like Adidas and Boatscape.com, Inc. have purchased tenancies in the electronic shopping areas of our network in order to capitalize on our fans' desire for products and services related to our sport verticals. In August 2000, we partnered with Planet Outdoors to provide our MountainZone.com property with electronic commerce services.

     We also auction unique merchandise and experiences on the Quokka Sports Network to allow rabid fans the opportunity to fulfill their need for a complete sports experience. On our QuokkaAuctions.com site, we auction one-of-a-kind autographed memorabilia from athletes, event art, fantasy sports experiences, equipment and limited edition team uniforms. For example, during the America's Cup 2000, we offered for auction the 17th seat on the America One boat, which allows a fan to sit on an America's Cup yacht during a race and watch the action first hand, a fantasy trip to watch the finals from the water with former America's Cup champion skipper (and Quokka co-founder) John Bertrand, a jade replica of the actual America's Cup trophy, which was offered for bid for tens of thousands of dollars, and a number of autographed items from Paul Cayard, the renowned skipper from the America One syndicate.

     Furthermore, we use contextual selling opportunities to maximize our ability to offer our products and services to a highly qualified and targeted audience. For example, when a team or driver in the CART series wins a race, we often juxtapose the story about that victory with links to the merchandise of that athlete or team. Excited fans can make immediate purchases while still focused on the thrill of the latest race or match. Consumer purchasing opportunities are presented throughout relevant content on our properties such as athlete's pages, relevant news items, and team pages.

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SCALABLE NETWORK INFRASTRUCTURE

     We are developing a scalable technology and business infrastructure with global capabilities.

     We are building a common "chassis" for all our properties across all possible media platforms. This chassis provides the technological framework for each of our properties. This chassis will incorporate common user interfaces, publishing tools, live event viewers, asset management systems, ad servers, community functionality, commerce engines and game engines that are functional across the Quokka Sports Network properties. As an early innovator in the digital entertainment space, we will continue to place great emphasis on evolving its chassis to maximize the power of the digital medium as new platforms emerge. Each new property will be outfitted with this chassis to best leverage our innovations, create a common user experience, and afford efficiencies in production.

     We have developed a localization strategy in order to derive the greatest value from our global sporting events. Once we have invested in the production of a global sporting event or sport site, we can leverage that investment by making that content accessible and relevant to sports enthusiasts around the world. Local relevance for our content is created through diaries from athletes and stories from local writers. Every new property that we add to our network can be made readily available to each of these audiences, which we believe will increase the audience size and lower the production cost per unique visitor.

JOINT VENTURES AND RIGHTS AGREEMENTS

     We plan to secure rights to cover sporting events through a variety of methods, including direct acquisition and the formation of joint ventures with rights holders or other entities having established relationships with rights holders. We have experience with both methods. To date, we have acquired the rights to events such as FIM Motorcycle racing and the Volvo Ocean Race directly from the rights holders and we have entered into a joint venture with NBC Olympics, Inc. in connection with the Olympic Games. We originally created a joint venture with Forsythe Racing, Inc. in connection with CART, but subsequently dissolved the joint venture and derive our right to our coverage of CART racing directly from CART.

Joint Venture with NBC.

     In February 1999, we formed NBC/Quokka Ventures, LLC with NBC Olympics, Inc., a wholly owned subsidiary of National Broadcasting Company, Inc. In connection with the formation of the joint venture, we contracted with the joint venture to provide the services necessary for the joint venture to provide interactive digital coverage. Consequently, we expect that the joint venture's interactive digital coverage of the Olympics on its web site will showcase Quokka's distinctive style of programming and will complement NBC's television coverage.

     NBC Olympics, Inc. granted the joint venture the following interactive media rights, subject to limitations, in connection with the Olympic Games and certain United States qualifying events through 2004:

     - United States interactive rights to incorporate limited highlights of NBC video into its coverage;

     - an exclusive license to produce the official NBC interactive media coverage of the Games;

     - a license to incorporate still photographs and sequential still photographs taken from video produced from the Games by NBC Olympics into the joint venture's coverage;

     - a license to incorporate into the joint venture's coverage historical Games footage, non-competition video and all research and other materials, whether text, audio, video, still footage, written or fixed in any other medium relating to the Games produced by NBC Olympics;

     - the right to distribute the joint venture's coverage in interactive media throughout the United States; and

     - a license to use the composite NBC/Olympic logo on the joint venture's web site in connection with the production, operation, promotion, marketing and distribution of the joint venture's coverage of the Games.
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     In order to protect its broadcast rights and brand, however, NBC Olympics,
Inc. can restrict the joint venture's use of any of the foregoing interactive media rights if:

     - NBC lacks the ability to grant such rights to the joint venture as a result of contractual limitations or restrictions imposed, NBC Sports', the International Olympic Committee's, the United States Olympic Committee's or other Olympic organizations' editorial policies and practices.

     NBC/Quokka Ventures, LLC is owned 51% by us and 49% by NBC Olympics, Inc., and management is vested in a board of directors, three of whom are currently appointed by us and two of whom are currently appointed by NBC Olympics, Inc. Under the terms of the venture's operating agreement, Quokka is solely responsible for making cash capital contributions to the venture. The terms of the operating agreement for the venture require us to make quarterly capital contributions in amounts necessary to fund the venture's operations on an ongoing basis in accordance with the annual operating plan. Accordingly, the amounts and timing of these capital contributions will be based on the actual activities of the venture and are unknown at this time. Additionally, we issued warrants to purchase 2,100,000 shares of our common stock. Based on the Noreen-Wolfson fair value model with a volatility of 70%, these warrants have a fair value of $4.9 million. NBC Olympics, Inc.'s obligation to the joint venture is to contribute interactive media rights as described above as well as on-air promotion of the site, access to NBC personalities and research.

     NBC Olympics, Inc. has the right to terminate the joint venture in the event an NBC Competitor:

     - merges or otherwise consolidates with us in a transaction where we are not the surviving entity;

     - becomes the beneficial owner of 15% or more of our outstanding equity securities;

     - becomes entitled to elect, appoint or replace a member or members of our board of directors unless NBC Olympics, Inc. is also granted the same right; or

     - acquires all or substantially all of our assets.

     For these purposes, an "NBC Competitor" includes any media company that is significantly engaged in any of the primary businesses of NBC Olympics, Inc., National Broadcasting Company, Inc. or its subsidiaries or any telecommunications, Internet or similar company that is significantly engaged in any of the primary businesses of NBC Olympics, Inc., National Broadcasting Company, Inc., its subsidiaries or Snap! LLC or successor entities. However, an NBC Competitor shall not include any entity identified by Quokka in writing to NBC Olympics, Inc. that NBC Olympics, Inc. does not designate as an NBC Competitor in writing to Quokka within 30 days of our written notice.

CART Digital Media Enterprises, LLC.

     In January 1999, we established CART Digital Media Enterprises, LLC or "CDME," a joint venture with Forsythe Racing, Inc. Forsythe owns two of the teams that compete as part of the Championship Auto Racing Teams circuit.

     In March 1999, CDME secured the exclusive worldwide interactive media rights for all CART events through December 31, 2003 with a right of first negotiation beyond that date. In connection with this digital coverage, the joint venture also secured exclusive worldwide rights to:

     - use CART's marks in its digital coverage as well as in connection with any derivative products;

     - use data and content from the events;

     - syndicate content; and

     - sell commercial partnerships, advertising, official merchandise, electronic commerce products and services, official photographs and derivative products.

     The right to sell advertising and commercial partnerships is subject to obligations to honor category exclusivity rights of current CART sponsors or to first negotiate with those sponsors and the right to sell derivative products and syndicate content is subject to CART's reasonable approval. The right to sell official

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

merchandise, official photographs and other electronic commerce products and services is subject to receiving approval of other third parties.

     CART has the ability to terminate the agreement if:

     - the joint venture materially breaches any term of the agreement, including failure to pay amounts owing under the agreement, subject to notice and an opportunity to cure;

     - the joint venture fails to maintain state of the art quality and technological enhancements, subject to notice and an opportunity to cure;

     - the web site fails to achieve certain minimum levels of traffic, subject to notice and an opportunity to cure;

     - if the joint venture or we provide similar services to an open wheel professional auto racing sanctioning body, league or series currently domiciled in the United States that promotes products or services competitive with those of CART; or

     - if more than 49% of the ownership or beneficial interest in the joint venture or in Quokka is transferred, sold or assigned to an entity whose products or services are competitive to or in conflict with those of CART.

     We issued to Championship Auto Racing Teams, Inc. warrants to purchase 76,366 shares of our common stock. Based on the Noreen-Wolfson fair value model with a volatility of 70%, these warrants have a fair value of $400,841.

     In December 1999, we dissolved our joint venture with Forsythe. As a result, we now own 100% of CDME.

FIM Motorcycle Racing

     We have acquired from Dorna Promocion del Deporte, S.A. the exclusive, worldwide interactive media rights for all FIM Road Racing World Championship Grand Prix events from January 1, 2000 through December 31, 2003. In connection with our coverage rights, we have secured the exclusive worldwide rights to:

     - use FIM Motorcycling World Championships' trademarks as part of our coverage as well as in connection with any derivative products;

     - use data and content from the events;

     - syndicate content; and

     - sell sponsorships, advertising, official merchandise, electronic commerce products and services and derivative products.

     Our right to sell advertising and sponsorships is subject to obligations to honor category exclusivity rights of current FIM Motorcycling World Championships sponsors or to first negotiate with those sponsors and our right to sell derivative products is subject to Dorna's reasonable approval. Our right to syndicate content is subject to a restriction that certain assets may not be syndicated alone without Dorna's consent. Our right to sell official merchandise and other electronic commerce products and services is subject to receiving approval of certain other third parties. Dorna has the ability to terminate the agreement if we fail to pay the required rights fee.

     In July 2000 we reached an agreement with Dorna to amend our original agreement for exclusive, worldwide interactive media rights for all FIM Road Racing World Championship Grand Prix events. The amended agreement will expire on December 31, 2000. Under the amended agreement we will not be required to make any further rights payments and are relieved of certain sponsorship payments. For the rest of the shortened term, Dorna will pay us certain production and operation fees relating to our coverage and will also receive a portion of revenues attributable to our coverage. In the event that we are unable to conclude an

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

agreement with Dorna for continuation of our rights after the expiration of the term, we will continue to provide certain predetermined amounts of services to Dorna free of charge during 2001.

Volvo Ocean Race

     In July 2000, we acquired from Volvo Event Management (UK) Ltd. ("Volvo") exclusive, worldwide Internet rights and became the official provider of Internet coverage for the 2001-2002 and 2005-2006 Volvo Ocean Races (formerly The Whitbread Round the World Race). The Volvo Ocean Race continues for nine months as sailors circumnavigate the globe, stopping in nine countries on five continents. In connection with these rights, we have secured the rights to:

     - create and host the official Internet web sites for The Volvo Ocean Race in 2001-2002 and 2005-2006.

     - use trademarks and logos of The Volvo Ocean Race on the sites;

     - collect and use data and content from the races;

     - sell sponsorship and advertising on the sites in cooperation with Volvo; and

     - sell official event merchandise on the sites in cooperation with official licensees.

     Our rights are specific to the Internet and may only be exercised in other media with Volvo's consent. The agreement contains a provision under which either party can request that the agreement be renegotiated in good faith as a result of technological changes after the 2001-2002 race ends. The agreement may be terminated by either party in the event such a renegotiations fails, or if either party breaches its terms, including, in our case, a failure to pay to Volvo any revenue sharing earned.

COMMITMENTS RELATING TO RIGHTS ACQUISITION

     In connection with securing the rights to cover various events, we agree to pay rights holders minimum annual guaranteed amounts, profit participation or up-front fees, or a combination of these payments.

COMPETITION

     The market for Internet services and products is relatively new, intensely competitive and rapidly changing. Since the Internet's commercialization in the early 1990's, the number of web sites on the Internet competing for consumers' attention and spending has proliferated. We expect that competition will continue to intensify.

     We believe that our programming does not compete directly with traditional media, primarily because traditional media frequently do not provide substantial coverage of the sports that we cover and because we believe our programming can substantially enhance coverage provided by traditional media.

     We expect that the number of our direct and indirect competitors will increase in the future. We anticipate that, as the Internet and other interactive systems, such as cable and satellite systems, converge with traditional television broadcasting and traditional cable networks, significant competition may come from the cable arena, including such sports-oriented cable networks as the ESPN networks.

     We believe that the principal competitive factors in attracting and retaining audience are the ability to offer compelling and entertaining sports programming, the depth, breadth and timeliness of coverage, the completeness of the experience, and brand recognition. We believe that the principal competitive factors in securing and retaining long-term digital rights to cover sporting events include the ability to do the following:

     - offer high-quality coverage;

     - establish and maintain relationships with rights holders;

     - deliver an audience with attractive demographics;

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

     - maintain credibility as a leading and enduring company; and

     - pay substantial rights fees.

     We may be unable to compete successfully with respect to one or all of these factors. To review the risks we face from competitors, see "Risk Factors -- The online digital sports entertainment industry is intensely competitive, and we may be unable to compete successfully against current and future competitors."

INFRASTRUCTURE, OPERATIONS AND TECHNOLOGY

     The properties of the Quokka Sports Network are hosted by Intel's Online Services group in Santa Clara, California and with Frontier GlobalCenter in Sunnyvale, California, except that our NBCOlympics.com web site is hosted by IBM in Redwood City, California, Bethesda, Maryland and Schaumburg, Illinois. In the next few months we intend to host our content, other than the Olympics site, with two Intel Online Services hosting facilities. All of our network operations are controlled from our headquarters in San Francisco, California with the ability to operate from remote facilities. We provide multiple web servers that run the Microsoft Internet Information Server on the Microsoft Windows NT Server operating system upon Compaq server hardware that we own, as well as hardware that our distribution channels use. Currently, Internet access is maintained by Intel Online Services and Frontier GlobalCenter.

     Our network infrastructure is composed of Cisco Systems, Inc. products in fully redundant configurations. Network connectivity is provided through multiple routes through redundant providers from our headquarters in San Francisco. The computer and networking equipment used to operate our properties is configured with redundant network interfaces, disk configurations, and power supplies. Both Intel Online Services and Frontier GlobalCenter provide generator backup power for at least two weeks.

     Our operations depend upon our ability to protect systems against damage from fire, earthquakes, power loss, telecommunications failure, break-ins, computer viruses, hacker attacks and other events beyond our control. A disaster or malfunction that disables either our San Francisco production facility or the Intel Online Services facility or the Frontier GlobalCenter facility could significantly interrupt our programming, limit the quantity or timeliness of updates to our productions or limit the speed at which our audience can access our content. Although we do not currently have the disaster recovery plan completely documented, we are working to finalize this documentation to reflect the on-going alterations in our configuration.

     The market for digital media is characterized by rapid growth, rapidly changing technology, evolving industry standards and frequent announcements of new developments. To be successful, we must adapt to our rapidly changing environment by continually improving the performance, features and reliability of our services as well as adapting to new technologies. We may also incur substantial costs if we need to modify our programming or distribution processes to adapt to these changes. Our business could be adversely affected if we incur significant costs without adequate results or cannot adapt to these changes.

INTELLECTUAL PROPERTY

     We regard the protection of our copyrights, service marks, trademarks, trade dress and trade secrets as critical to our success. We rely on a combination of copyright, trademark, service mark, patent and trade secret laws and contractual restrictions to protect our proprietary rights in products and services. The measures taken by us to protect our intellectual property may not prevent misappropriation of our technology or deter independent third-party development of similar technologies.

     We also cannot guarantee that infringement or other claims will not be asserted or prosecuted against us in the future whether resulting from our internally developed intellectual property or licenses or content from third parties. For a description of our intellectual property practices and potential risks, see "Risk Factors -- We may be unable to adequately protect or enforce our intellectual property rights, and our efforts to do so could be time-consuming and expensive and could divert management attention from executing our business strategy."

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

GOVERNMENT REGULATION

     We are subject to the same federal, state and local laws as other businesses on the Internet. Today there are relatively few laws directed towards online services. However, due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services. For a description of risks we face from regulation of the Internet, see "Risk Factors -- Risks Relating to Quokka -- Changes in regulation of the Internet could limit our business prospects."

     We are qualified to do business in eight states in the United States, and failure by us to comply with foreign laws or to qualify as a foreign corporation in a jurisdiction where we are required to do so could subject us to taxes and penalties for the failure to qualify and could result in the inability to enforce contracts in such jurisdictions. Any such new legislation or regulation, or the application of laws or regulations from jurisdictions whose laws do not currently apply to our business, could have a negative effect on our business.

EMPLOYEES

     As of March 31, 2000, we had 379 employees, including 126 in production and programming, 92 in engineering, software development and network operations, 107 in marketing, sales and e-commerce and 54 in administration. We consider our relations with our employees to be good. We believe that our future success will depend in part on our continued ability to attract, integrate, retain and motivate highly qualified technical and managerial personnel and upon the continued service of our senior management and key creative personnel, none of whom is bound by an employment agreement except for Michael Gough, our Chief Creative Officer and Executive Producer, and Alvaro Saralegui, our Chief Operating Officer. Our growth has required us to continually hire, train and manage new employees at a rapid rate, although competition for qualified personnel in our industry and geographical location is intense. There can be no assurance that we will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified personnel to conduct our business in the future.

RECENT DEVELOPMENTS

Acquisition of Total Sports Inc.

     On July 20, 2000, Quokka signed a definitive agreement to acquire all the outstanding common stock and stock rights of Total Sports Inc. through the issuance of up to 15,000,000 shares of Quokka common stock. Total Sports is a selling member of Golf.com and the current operator of the Golf.com web site. Upon the closing of the merger of Total Sports with and into Quokka, the approximately 1,375,168 shares of Quokka common stock to be issued to Total Sports in accordance with the Golf.com purchase transaction will be retired as treasury stock of Quokka.

     Founded in 1997, Total Sports is an online sports media company engaged in real-time sporting event coverage for mainstream sports. Total Sports owns and operates the Total Sports Network that features TotalCast(TM) live-event coverage of Major League Baseball, NCAA basketball and NCAA football as well as every major college sports championship, including the College World Series. In addition to live event coverage, the Total Sports Network offers proprietary historical databases, data analysis and news for their fan communities. Last year, Total Sports produced TotalCast(TM) live event coverage for over 4,600 games for these audiences, and according to company estimates, their network attracted over 1.5 million unique visitors per month.

     The closing of the transaction is dependent upon various conditions contained in the definitive agreement, including the approval of the transaction by Quokka's stockholders and Total Sports' stockholders. For additional information please see Quokka's Current Report on Form 8-K filed on July 26, 2000 with the SEC.

PROPERTIES

     Our principal administrative, marketing, production and research and engineering facilities are located in approximately 40,000 square feet of office space in San Francisco, California under a lease that expires in

March 2006. We have options to renew this lease for two successive five-year terms. We have entered into two additional office leases in San Francisco, California covering an aggregate of approximately 120,000 square feet at two additional sites to accommodate additional personnel. Approximately 88,000 square feet of this space is not expected to be available until the end of 2000. We have additional office space of approximately 44,000 square feet in Seattle, Washington under a lease that expires in December 2003. We have an option to renew this lease for an additional five years. We also have small sales offices located in Troy, Michigan; La Jolla, California; Schaumburg, Illinois; Bethesda, Maryland and Norwalk, Connecticut for local sales activities. Finally, we have entered into a long-term lease covering approximately 5,000 square feet of office space in London, England that serves as the center for our European operations. We believe that our existing facilities are adequate to meet our current and near-term needs.

LEGAL PROCEEDINGS

     We are not currently subject to any material legal proceedings. We may from time to time become a party to various legal proceedings arising in the ordinary course of our business.

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

                         MARKET PRICE AND DIVIDEND DATA

     Quokka common stock is included in the National Association of Securities Dealers Automated Quotations System ("Nasdaq") and designated on the Nasdaq National Market under the symbol "QKKA." This table sets forth, for the periods indicated, the range of high and low per share sales prices for Quokka common stock as reported on the Nasdaq National Market. Quokka's fiscal year ends on December 31.

                                                                   QUOKKA
                                                                COMMON STOCK
                                                              -----------------
                                                               LOW       HIGH
                                                              ------    -------
FISCAL YEAR 1999
Third quarter (July 27 to September 30, 1999)...............  $6.000    $15.875
Fourth quarter..............................................  $6.750    $18.750
FISCAL YEAR 2000
First quarter...............................................  $9.250    $18.000
Second quarter..............................................  $2.750    $10.688
Third quarter (through August 10, 2000).....................  $5.500    $ 9.594

     On June 7, 2000, the last full trading day prior to the public announcement of the proposed acquisition, Quokka common stock sold for a high and low per share sales price of $5.50 and $5.0625, respectively and closed at $5.1875. On July 21, 2000, Quokka common stock closed at $8.8125. On August 10, 2000, Quokka common stock closed at $6.6250.

     As of July 21, 2000, there were 46,284,872 shares of common stock outstanding held of record by 363 stockholders.

     Quokka has never declared or paid cash dividends on its common stock. The policy of Quokka is to retain earnings for use in its business.

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

                                  RISK FACTORS

RISKS RELATING TO QUOKKA

     You should consider the following factors in evaluating whether to approve the issuance of shares of Quokka common stock in the acquisition and the principal terms of the acquisition. These factors should be considered in conjunction with the other information included or incorporated by reference in this proxy statement.

WE HAVE A HISTORY OF OPERATING LOSSES, EXPECT TO INCUR LOSSES FOR AT LEAST THE NEXT EIGHT QUARTERS AND MAY BE UNABLE TO ACHIEVE OR SUSTAIN PROFITABILITY OR GENERATE POSITIVE CASH FLOW.

     We expect to incur losses for at least the next eight quarters, largely due to substantial planned increases in marketing expenses and expenses associated with our digital sports entertainment programming. We may be unable to generate sufficient revenues or control operating expenses to achieve or sustain profitability or generate positive cash flow. We adopted our current business model in August 1996 and began generating revenues in connection with this model during the first quarter of 1997. As of March 31, 2000, we had an accumulated deficit of $88.1 million. Our net operating losses were $15.1 million for the three months ended March 31, 2000, $56.9 million for the year ended 1999 and $9.5 million for year ended December 31, 1998. Cash used in operating activities was $14.2 million for the three months ended March 31, 2000, $48.3 million for year ended December 31, 1999 and $10.9 million for year ended December 31, 1998.

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH WE CAN EVALUATE OUR BUSINESS AND PROSPECTS.

     Our limited operating history makes it difficult to evaluate our business and prospects. As a digital sports entertainment company in an early stage of development, we face significant risks, uncertainties, expenses and difficulties. In order to succeed, we must do most, if not all, of the following:

     - develop programming to attract and retain our audience;

     - secure and retain additional sponsors and advertisers;

     - retain existing sponsors and advertisers;

     - acquire rights on commercially feasible terms to cover additional sporting events;

     - acquire and integrate other media and technology companies;

     - develop, enhance and carefully manage our brand;

     - deliver multiple programming events simultaneously to one or more global distribution networks;

     - promote our name in the sports and media markets;

     - respond appropriately to competitive developments;

     - develop and implement a successful electronic commerce strategy;

     - develop a successful line of product merchandise;

     - secure additional distribution systems for our content;

     - continue to develop and improve our know-how to enhance our web sites to meet the needs of a changing market and to adapt to changing technology;

     - successfully execute our business and marketing strategies; and

     - attract, integrate, retain and motivate qualified personnel.

     Our business operations and revenues will suffer if we are unable to accomplish these things.

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

OUR QUARTERLY OPERATING RESULTS ARE EXPECTED TO FLUCTUATE AND OUR FAILURE TO MEET EARNINGS ESTIMATES COULD CAUSE OUR STOCK PRICE TO SUFFER.

     Our quarterly operating results have varied in the past, and we expect them to fluctuate in future periods. For example, our revenues for the three months ended March 31, 2000 were $9.5 million compared to revenues of $897,000 for the quarter ended March 31, 1999 and $6.7 million for the preceding quarter ended December 31, 1999. These fluctuations depend on a number of factors described below and elsewhere in this "Risk Factors" section of this report, many of which are outside our control. We may be unable to predict our future revenues and expenses accurately or adjust spending in a timely manner to compensate for any unexpected revenue shortfall. In particular, because digital entertainment sponsorships have a lengthy sales cycle, it is difficult to predict when new sponsorship agreements will be completed and, consequently, when revenue from new agreements will first be recognized. Any significant shortfall of revenues would have a negative impact on our results of operations.

     For these and other reasons, we may not meet the revenue, gross profit or earnings estimates of securities analysts or investors and our stock price could suffer. Our revenues in any quarter depend on the sports programming we offer, the sponsorship arrangements we have in place at that time and finalize during the quarter and, to a lesser extent, the advertising, content syndication and consumer revenue transactions we execute. We expect that our consumer revenues will be higher leading up to and during our major sports programming. It is likely that sponsorship deals will have a long sales cycle and may be unevenly distributed across fiscal quarters. We expect our expenses to increase over time for production and other operational costs. The timing of these expenses, as well as our obligations under existing and future contracts, could fluctuate from quarter to quarter and intensify leading up to and during significant sporting events such as the Olympic Games.

WE NEED TO RAISE ADDITIONAL CAPITAL, WHICH MAY NOT BE AVAILABLE ON FAVORABLE TERMS AND COULD RESULT IN ADDITIONAL DILUTION.

     In order to achieve our aggressive plans for growth and expansion, we anticipate that we will need to raise additional capital by the end of the next fiscal quarter. Additional financing may not be available on favorable terms or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund our expansion, take advantage of unanticipated opportunities or respond to competitive pressures. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced and the securities issued may have rights, preferences and privileges senior to those of our common stock.

WE NEED TO ACQUIRE RIGHTS TO KEY SPORTING EVENTS TO DEVELOP MORE PROGRAMMING AND GROW OUR BUSINESS, BUT THE COST AND COMPETITION FOR THESE RIGHTS COULD PREVENT US FROM DOING SO.

     We need to acquire rights to key sporting events to succeed. If we are unable to acquire these rights, our ability to broaden our programming and grow our business will be limited. Our limited operating history makes it difficult to assess our ability to acquire rights in the future. Holders of rights may not be willing to enter into strategic relationships with us or sell rights to us at prices we can afford, or at all. We expect the cost of acquiring rights to increase significantly as competition for these rights increases. We may not be successful in acquiring the rights we need, especially if third parties, such as traditional media companies, which have significantly greater resources, experience and bargaining leverage than we do, compete for those rights.

WE DEPEND ON A SMALL NUMBER OF SPONSORS, THE LOSS OF WHICH COULD HARM OUR REVENUES.

     To date, we have depended on a limited number of sponsors for a majority of our revenues. In the first quarter of 2000, three sponsors accounted for 58% of our revenues. In 1999, three sponsors accounted for 65% of our revenues. We anticipate that our results of operations will continue to depend, to a significant extent, upon revenues from a small number of digital entertainment sponsors. The loss of one or more sponsors could negatively affect our business. Although we seek to enter into multi-year agreements with sponsors, we cannot guarantee that these sponsors will maintain their association with us. Certain of our sponsors have the right to terminate our agreement with them if they are dissatisfied with our performance, and certain digital entertainment sponsors have the right to terminate our agreements after a specified period of time as set forth in the applicable contract. The termination or renegotiation of any sponsorship agreement could have a material adverse affect on our business and financial results. For example, we recently agreed with Compaq Computer Corporation to terminate its sponsorship agreement with us at the end of 2000. If we are unable to obtain additional sponsors to replace the revenue forecasted for 2001 and 2002 under the Compaq digital entertainment partnership agreement, our financial results would be adversely affected.

A DISASTER OR MALFUNCTION THAT DISABLES OUR COMPUTER SYSTEMS COULD HARM OUR WEB SITE AND REDUCE THE APPEAL OF OUR PROGRAMMING.

     Substantially all of our communications hardware and computer hardware operations are located in our facilities in San Francisco, California and at Intel Online Services, Inc. in Santa Clara, California and Frontier GlobalCenter in Sunnyvale, California, where our web sites are hosted. Our Olympics web site is hosted by IBM at their facilities located in Redwood City, California, Bethesda, Maryland and Schaumburg, Illinois. Our operations depend on our ability to protect these systems against damage from fire, earthquakes, power loss, telecommunications failures, break-ins and similar events. Additionally, computer viruses, electronic break-ins or other similar disruptive problems could harm our web sites. A disaster or malfunction that disables either our San Francisco production facility or any of our hosting services facilities could cause an interruption in the production and distribution of our programming, limit the quantity or timeliness of updates to our productions or limit the speed at which our audience can access our content. Any of these occurrences could reduce the appeal of our programming. Our insurance policies may not adequately compensate us for any losses that may occur due to any failures or interruptions in our systems. We do not have a formally documented disaster recovery plan for major disasters.

     Our web sites have experienced significant increases in traffic during coverage of some sporting events. As we deliver additional programming, we expect our audience base to increase significantly. This will require our web sites to accommodate a high volume of traffic and deliver frequently updated information. Failure of our systems to accommodate higher volumes of traffic could reduce the performance and appeal of our web sites and harm our results of operations. For example, on some weekends during which we were covering multiple motor sports events, our servers have suffered service disruptions. Additionally, our web sites in the past have experienced slower response times or other problems for a variety of reasons, including delays or malfunctions as a result of third-party distributors on which we rely. Interruptions and malfunctions related to the access to our web sites could materially damage our relationships with our audience and rightsholders, and our business could suffer.

OUR BRAND MAY NOT ACHIEVE THE BROAD RECOGNITION NECESSARY TO SUCCEED.

     We believe that broad recognition and a favorable audience perception of the Quokka brand will be essential to our success. If our brand does not achieve favorable broad recognition, our success will be limited. We intend to build traffic and brand recognition by aggressively marketing the Quokka Sports Network brand as well as the brands of individual sport verticals within our network. We plan to continue to market each of these brands through extensive traditional media campaigns employing advertising on television, printed publications, outdoor signage and radio. We also plan to continue to conduct a simultaneous online advertising campaign and to seek exposure through our co-branded initiatives. During the three months ended March 31, 2000, we spent $3.9 million for advertising and $7.7 million for the year ended December 31, 1999. We expect to significantly increase our advertising expenses in future periods as we build the Quokka brands and awareness of our properties in our network. We may lack the resources necessary to accomplish these initiatives. Even if the resources are available, we cannot be certain that our multi-brand enhancement strategy will deliver the brand recognition and favorable audience perception that we seek for any of our brands. If our strategy is unsuccessful, these expenses may never be recovered and we may be unable to increase future revenues. Even if we achieve greater recognition of our brands, competitors with greater resources or a more recognizable brand could reduce our market share of the emerging digital sports entertainment market.

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

THE LOSS OF ANY STRATEGIC RELATIONSHIPS WITH MEDIA ENTITIES AND SPORTS GOVERNING BODIES COULD NEGATIVELY IMPACT THE BREADTH OF OUR SPORTS PROGRAMMING AND OUR ABILITY TO ACQUIRE ADDITIONAL RIGHTS TO COVER SPORTS OR SECURE SPONSORSHIPS.

     We depend on agreements with certain established media entities and sports governing bodies, such as NBC Olympics, Inc. and Championship Auto Racing Teams, Inc. The loss of any of these strategic relationships could impact the breadth of our sports programming and affect our ability to acquire additional rights or secure sponsorships. Our agreements with these parties enable development of certain Olympic and motor sports programming. Additionally, these strategic relationships, among others, provide us with credibility in the marketplace to negotiate sponsorships and acquire rights to cover additional sports. While these strategic relationships are grounded in contractual agreements, these parties can terminate the agreements for various reasons, including contractual breaches and a change in control of our company. For example, NBC Olympics, Inc. can terminate its strategic relationship with us if a competitor of NBC acquires us. We cannot guarantee that our strategic partners will perform their contractual obligations. Even if the contracts run for the full term, we may not be able to renew the agreements on comparable terms, if at all. Recently, we amended our agreement with Dorna Promocion del Deporte, S.A. to expire at the end of December 2000. If we are unable to conclude an agreement with Dorna to extend our rights beyond 2000, the breadth of the programming on the Quokka Sports Network may suffer.

OUR COMPETITIVE POSITION IN THE DIGITAL SPORTS ENTERTAINMENT INDUSTRY COULD DECLINE IF WE ARE UNABLE TO ACQUIRE BUSINESSES OR TECHNOLOGY THAT ARE STRATEGIC FOR OUR SUCCESS OR IF WE FAIL TO SUCCESSFULLY INTEGRATE ANY ACQUISITIONS WITH OUR CURRENT BUSINESS.

     If appropriate opportunities arise, we intend to acquire businesses, technologies, services or products that we believe are strategic for our success. For example, we acquired ZoneNetwork.com, Inc. in March 2000. The digital sports entertainment industry is new, highly competitive and rapidly changing. We believe these industry dynamics could result in a high level of acquisition activity as companies seek to gain competitive advantage. Competitive forces could require us to acquire additional companies or technology. Our competitive position in the industry could decline if we are unable to acquire businesses or technology that are strategic for our success or if we fail to successfully integrate any acquisitions with our current business. We may be unable to identify, negotiate or finance future acquisitions successfully, or to integrate successfully any acquisitions with our current business. The process of integrating an acquired business, technology, service or product into our business and operations may result in unforeseen operating difficulties and expenditures, including the allocation of significant management time and company resources that would otherwise be available for ongoing development of our business. Moreover, the anticipated benefits of any acquisition may not be realized. In June 2000, we signed an agreement to purchase a majority interest in Golf.com, L.L.C. and in July 2000, we signed an agreement to acquire Total Sports Inc. Both companies' operations are based in North Carolina. We may be unable to complete the Golf.com, L.L.C. and Total Sports Inc. transactions if any of the conditions set forth in those agreements, such as approval of both of the transactions by Quokka's stockholders and approval of the Total Sports transaction by the Total Sports stockholders, are not met. In addition, even if we complete both transactions, we may be unable to efficiently integrate each of the companies into our operations or realize the benefits that we had expected due to geographic separation or other unforeseen factors.

FAILURE BY THIRD PARTIES ON WHOM WE DEPEND FOR INTERNET ACCESS, DELIVERY OF OUR PROGRAMMING AND GENERATION OF MULTIPLE REVENUE STREAMS COULD HARM OUR OPERATIONS AND REVENUES.

     Our audience depends on Internet service providers, online service providers and other web site operators for access to our web sites. Many of them have experienced significant outages in the past, and could experience outages, delays and other difficulties due to system failures unrelated to our systems. Access by our audience outside the United States could also be delayed or interrupted due to the uncertainty of the telecommunications infrastructure in foreign countries.

     We depend on various domestic and international third parties for software, systems and delivery of much of our programming. Many of these third parties have limited operating histories, early generation technology
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and are themselves dependent on reliable delivery from others. Any delays or malfunctions in the distribution of our content would limit our ability to deliver our programming. We also depend on IBM, Intel Online Services and Frontier GlobalCenter, each of which hosts some of our web sites. From time to time, service of our servers at the Frontier GlobalCenter hosting facility has been temporarily disabled or has malfunctioned, and access to our web sites was limited or eliminated. Our history with the IBM and Intel Online Services facilities is very short and we cannot be certain that similar problems will be avoided at these other facilities.

     Our plans to generate multiple revenue streams also depend on third parties. In particular, we depend on encryption technology provided by others to enable secure consumer revenue transactions. In addition, our ability to obtain sponsorship and advertising interest will depend on whether third parties we hire can generate meaningful and accurate data to measure the demographics of our audience and the delivery of advertisements on our web sites. Companies may choose not to advertise on our web sites or may pay less if they do not perceive these measurements made by third parties to be reliable. Also, our ability to generate content syndication revenue depends on whether other media companies value our content and are willing to pay for that content.

OUR LIMITED EXPERIENCE DEVELOPING AND COORDINATING A COMPREHENSIVE PROGRAMMING SCHEDULE COULD RESULT IN DELAYS OR SETBACKS THAT REDUCE THE APPEAL OF OUR WEB SITES.

     We have limited experience developing and coordinating a comprehensive programming schedule and may experience delays or setbacks that reduce the appeal of our web sites. The programming we have developed in the past required significantly fewer resources and technical skills than the major sports programming we are scheduled to produce, including the Olympic Games. Our programming may not keep pace with technological developments, evolving industry standards or competing programming alternatives. We have only recently begun to develop multiple large-scale programming events simultaneously and may lack the financial and technical resources to develop effectively content for multiple simultaneous sporting events. Even if the resources are available, we may be unable to coordinate a comprehensive programming schedule. To be successful, we will need to staff and operate 24-hour production facilities that are capable of collecting, repackaging and distributing digital coverage to a global audience.

OUR SPONSORSHIP MODEL IS UNPROVEN AND OUR REVENUES AND RESULTS OF OPERATIONS WILL SUFFER IF WE ARE UNABLE TO MAINTAIN OUR EXISTING SPONSORS AND SECURE ADDITIONAL SPONSORSHIPS.

     Our revenues and results of operations will suffer if we are unable to maintain our existing sponsors and secure additional sponsors. Our revenue model is primarily based on securing long-term digital entertainment sponsorships that provide each sponsor with the right to be named as the exclusive sponsor of our network within a particular industry category. We have limited experience with this sponsorship model. Prospective sponsors may not be interested in entering into these digital entertainment sponsorships at the rates we set, if at all.

     Additionally, our sponsorship agreements typically require the delivery of a specified number of brand impressions, which refers to the number of times the sponsor's brand appears on a user's screen while the user is connected to our web sites. Our fulfillment of these commitments assumes that we will be able to deliver these brand impressions on sports programming that we acquire or create. Owners of rights to sporting events often have pre-arranged sponsor lists they require us to honor. Pre-existing sponsorship relationships may prevent us from meeting the minimum commitments we have to our exclusive digital entertainment sponsors and other sponsors and advertisers, and could cause us to allocate impressions to our sponsors that were otherwise available for additional revenue generating purposes. These pre-existing sponsorship relationships could also negatively affect our business by limiting our ability to attract new sponsors. We might acquire or create additional programming that would allow us to provide our sponsors with sufficient brand impressions for which we would incur additional expenses.

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OUR SPONSORSHIP MODEL COULD PREVENT US FROM ACQUIRING CRITICAL TECHNOLOGY, WHICH
COULD AFFECT THE QUALITY OF OUR PROGRAMMING.

     As a significant feature of some of our sponsorships we offer the exclusive right to be the sole sponsor of a sponsorship category, such as computing, database software, web site hosting, digital distribution, consumer electronics or wireless communications. While we expect this exclusivity feature to be central to our marketing strategy for securing and retaining these particular sponsorships, it may bind us to undesirable sponsorship arrangements and limit our ability to acquire technology we may otherwise want or need. Exclusive sponsors acquire multi-year rights to a sponsorship category and sometimes provide us with equipment or technical expertise to enable us to develop and distribute our programming. We are limited in our ability to terminate an existing sponsor relationship if a sponsor fails to provide us with necessary equipment and expertise, or is otherwise less desirable than a prospective sponsor in the same sponsorship category. An existing sponsor also may prevent us from acquiring desirable technology from competitors of the sponsor, which could harm our programming.

OUR PROGRAMMING AND OPERATIONS WILL SUFFER IF WE ARE UNABLE TO ADAPT IN A TIMELY MANNER TO TECHNOLOGICAL DEVELOPMENTS, EVOLVING INDUSTRY STANDARDS, CHANGING MARKET CONDITIONS OR CUSTOMER REQUIREMENTS.

     The market for digital sports programming is characterized by rapid technological change. To be successful, we must adapt to this rapidly changing market by continually improving the features we offer and developing new features. Our programming and operations will suffer if we are unable to adapt in a timely manner in response to technological developments, evolving industry standards, changing market conditions or customer requirements. We may not maintain our competitive position in the digital sports entertainment market for a number of reasons, including the following:

     - our technology infrastructure may not provide high-quality, reliable programming or adequately scale to support multiple simultaneous events;

     - we may be unable to afford substantial expenditures to adapt our service to changing technologies;

     - we may be unable to license leading technologies or develop new proprietary technologies; and

     - we may fail to use new technologies effectively or adapt to technological changes.

OUR BUSINESS IS SUBJECT TO MANY RISKS ASSOCIATED WITH WORLDWIDE SPORTS EVENT COVERAGE AND OTHER INTERNATIONAL ACTIVITIES, WHICH COULD PREVENT OR DELAY OUR COVERAGE OR CAUSE US TO INCUR ADDITIONAL EXPENSES.

     Our coverage of sports events, particularly adventure sports, is not limited geographically and is therefore subject to many risks associated with worldwide sports event coverage and other international activities that could prevent or delay our coverage. We have developed, and expect to continue to develop, programming covering sporting events throughout the world and across the oceans. For example, our coverage of yachting races and of adventure sports, such as mountaineering in the Karakoram range in China, expeditions to Mount Everest and treks across deserts in Morocco, require us to traverse international borders. Coverage of these events requires that we deploy production staff to locations throughout the world. Additionally, we expect to maintain offices in several foreign countries, including Great Britain and Australia. As a result, we are subject to numerous risks associated with doing business internationally, including the following:

     - regulatory requirements, including export requirements, tariffs and other barriers, health and safety requirements and labor and immigration laws;

     - difficulties in staffing and managing foreign operations;

     - differences in reliability of telecommunications infrastructure and Internet access;

     - varying technological standards and capabilities;

     - differences in standards of protection for intellectual property;

     - political instability;

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     - hostile action against event participants or our employees;

     - currency fluctuations;

     - potentially adverse tax consequences; and

     - restrictions against the repatriation of earnings from a foreign country.

     Additionally, regional events that we choose to cover may fail to attract a global audience. In that case, we would incur the significant expenses inherent in the coverage of an international event without achieving the audience exposure we have committed or may commit to provide to our sponsors.

OUR BUSINESS WILL NOT OPERATE EFFICIENTLY AND OUR RESULTS OF OPERATIONS WILL BE NEGATIVELY AFFECTED IF WE ARE UNABLE TO EFFECTIVELY MANAGE OUR GROWTH.

     We are experiencing a period of significant expansion. We had 379 employees at March 31, 2000, compared to 284 employees at December 31, 1999 and 118 employees at December 31, 1998. This growth is placing, and we expect any further growth to continue to place, a significant strain on our management, operational and financial resources. This will require us to implement additional management information systems and to develop additional operating, administrative, financial and accounting systems and controls. If we are unable to develop these systems and manage our growth effectively, our business will not operate efficiently and our results of operations could be negatively affected.

IF WE FAIL TO ATTRACT AND RETAIN KEY PERSONNEL WE WILL BE UNABLE TO EXECUTE OUR BUSINESS STRATEGY.

     Our success will depend on the continued services of our senior management and other key personnel, as well as our ability to attract, train, retain and motivate other highly skilled technical, managerial, marketing and customer service personnel. The loss of the services of any of our executive officers, particularly Alan Ramadan, our president and chief executive officer, or other key employees could prevent us from executing our business strategy. Competition for these personnel is intense, and we may not be able to successfully attract, integrate or retain sufficiently qualified personnel. Our anticipated programming schedule in the near future will require that we attract and retain personnel who are skilled in production, computer and other technical fields. Skilled technical personnel are in high demand and have multiple employment opportunities, especially in the San Francisco Bay Area, where our headquarters are located. As a matter of practice, we do not generally enter into employment agreements with our employees.

DELAYS IN THE ACCESSIBILITY OR GROWTH OF DIGITAL MEDIA NETWORKS COULD ADVERSELY AFFECT OUR PROGRAMMING AND REDUCE THE LEVEL OF TRAFFIC ON OUR WEB SITES.

     Our success will depend on the continued development and growth of digital media networks, including the Internet and broadband networks. Our programming will suffer if the necessary infrastructure, standards or protocols or complementary products, services or facilities for the Internet are not developed in a timely manner. While digital media technologies have been evolving rapidly in recent years, future growth may not continue at comparable rates. As the Internet continues to experience increased numbers of users and increased frequency of use, the Internet infrastructure may be unable to support the demands of a global audience or the requirements of consumers for faster access. The Internet has experienced a variety of outages, hacker attacks and other delays as a result of damage to portions of its infrastructure, and it could face outages and delays in the future. These outages and delays could adversely affect the level of Internet usage as well as the level of traffic on our web sites. In addition, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols to handle increased levels of activity or due to regulation by governments, businesses or other organizations.

     Our programming is designed to operate on today's Internet platform as well as other interactive systems that transmit digitized data, such as cable and satellite systems, in the future. These future systems are commonly referred to as "broadband" systems and are expected to enable transmission of large amounts of digitized material, such as video clips, within a relatively short time frame. Delays in the development of broadband systems could harm our ability to distribute our programming through subscription services and
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pay-per-view events, which could adversely affect our ability to generate revenues from these types of programming.

THE ONLINE DIGITAL SPORTS ENTERTAINMENT INDUSTRY IS INTENSELY COMPETITIVE, AND WE MAY BE UNABLE TO COMPETE SUCCESSFULLY AGAINST CURRENT AND FUTURE COMPETITORS.

     The market for Internet services and products is relatively new, intensely competitive and rapidly changing. Since the Internet's commercialization in the early 1990's, the number of web sites on the Internet competing for consumers' attention and spending has proliferated. We expect that competition will continue to intensify. We may be unable to compete successfully against current and future competitors.

     Many of our current and potential competitors have significantly longer operating histories, greater financial, technical and marketing resources, greater name recognition and larger user or membership bases than us and, therefore may have a significantly greater ability to attract advertisers and users. In addition, many of these competitors may be able to respond more quickly to new or emerging technologies and changes in Internet user requirements and to devote greater resources to the development, promotion and sale of their services. Our current or potential competitors may develop products and services comparable or superior to those developed by us. Increased competition could result in price reductions, reduced margins or loss of market share, any of which would harm our business. In addition, as we expand internationally, we may face new competition.

     We compete, directly and indirectly, for sponsors, rights and the attention of sports viewers with the following categories of companies:

     - web sites targeted to sports enthusiasts generally, such as www.cbs.sportsline.com, www.cnnsi.com and www.espn.com, many of which have been established by traditional media companies, and web sites targeted to enthusiasts of particular sports, such as www.majorleaguebaseball.com, www.nascar.com, www.nba.com, www.nfl.com and www.nhl.com;

     - publishers and distributors of traditional media targeted to sports enthusiasts, such as the ESPN networks, the FoxSports network and Sports Illustrated;

     - online services such as America Online and the Microsoft Network, which provide access to sports-related content and services;

     - vendors of sports information, merchandise, products and services distributed through other means, including retail stores, mail, facsimile and private bulletin board services; and

     - web search and retrieval services, such as Excite, Infoseek, Lycos and Yahoo! and other high-traffic web sites, such as those operated by Cnet and Netscape.

     We expect that the number of our direct and indirect competitors will increase in the future. We anticipate that, as the Internet and other interactive distribution systems converge with traditional television broadcasting and cable, significant competition may come from the cable arena, including such sports-oriented cable networks as the ESPN networks.

OUR COMMON STOCK PRICE IS LIKELY TO BE VOLATILE, WHICH COULD HURT INVESTORS AND EXPOSE US TO LITIGATION.

     The stock markets in general, and the Nasdaq National Market and the market for Internet-related and technology companies in particular, have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. These broad market and industry factors could harm the market price of our common stock, regardless of our performance. Market fluctuations, as well as general political and economic conditions such as a recession or interest or currency rate fluctuations, also could harm the market price of our common stock.

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     The trading prices of many technology company stocks, particularly Internet company stocks, have recently been at or near historical highs, reflecting valuations substantially above historical levels. Our stock price could be subject to wide fluctuations in response to a variety of factors, including factors that may be beyond our control. These include:

     - actual or anticipated variations in our quarterly operating results;

     - announcements of technological innovations or new sports entertainment programming by us or our competitors;

     - changes in financial estimates by securities analysts;

     - conditions or trends in the Internet and online entertainment industries;

     - changes in the market valuations of other Internet companies;

     - announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

     - additions or departures of key personnel; and

     - sales of substantial amounts of our common stock or other securities in the open market.

     Volatility in the market price of our common stock could result in securities class action litigation. This type of litigation could result in substantial costs and a diversion of management's attention and resources.

SALES OF OUR SHARES COULD NEGATIVELY AFFECT THE MARKET PRICE OF OUR STOCK, IMPAIR OUR ABILITY TO RAISE CAPITAL THROUGH THE SALE OF ADDITIONAL EQUITY SECURITIES AND RESULT IN FURTHER DILUTION.

     Sales of a substantial number of shares in the public market could negatively affect the market price of our common stock and could impair our ability to raise capital through the sale of additional equity securities. Stockholders beneficially owing in the aggregate approximately 23.3 million shares of our common stock have entered into voting agreements in connection with our purchase agreement with the selling members of Golf.com to vote in favor of that transaction at our special stockholders meeting to approve that purchase transaction. Under the terms of those voting agreements, those Quokka stockholders have agreed not to sell or otherwise transfer their shares of Quokka stock unless that purchase agreement is terminated or unless the selling members of Golf.com agree to release those stockholders from the obligations of the Golf.com voting agreements. In addition, stockholders beneficially owing in the aggregate approximately 26.7 million shares of our common stock have entered into voting agreements and proxies in connection with our merger agreement with Total Sports to vote in favor of our pending merger with Total Sports at our special stockholders meeting to approve that merger transaction. Under the terms of their voting agreements with Total Sports, those Quokka stockholders have agreed not to sell or otherwise transfer their shares of Quokka stock unless that merger agreement is terminated or unless Total Sports agrees to release those stockholders from the obligations of the Total Sports voting agreements and proxies. Any shares subject to these voting agreements may be released at any time by the selling members of Golf.com or Total Sports, as applicable, with or without notice. Upon the closing of our pending Golf.com purchase transaction and our pending merger with Total Sports, or the earlier termination of the voting agreements, the stock held by those stockholders will be released from those contractual obligations restricting transfer and sale.

ACCEPTANCE OF PROPERTY OR SERVICES AS PAYMENT MAY PROVIDE LESS WORKING CAPITAL FLEXIBILITY THAN A CASH PAYMENT WOULD PROVIDE.

     We have received property or services, including computer equipment, Internet access, digital cameras and telecommunications equipment and services as payment for some of our sponsorships. While these property and services allow us to develop and distribute our programming content, they do not provide us with the same working capital flexibility that a cash payment would provide. We expect to reduce the amount of property and services accepted as payment in future periods, but may not be successful in doing so.

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WE HAVE LIMITED EXPERIENCE GENERATING CONSUMER REVENUES FROM THE SALE OF
PRODUCTS AND SERVICES, AND WE MAY NOT BE ABLE TO DO SO IF WE ARE UNABLE TO DEVELOP AND IMPLEMENT A SUCCESSFUL STRATEGY, DEVELOP A SUCCESSFUL LINE OF PRODUCT MERCHANDISE, OVERCOME INTERNET SECURITY CONCERNS OR RESPOND TO COMPETITIVE PRICING.

     A key component of our business model includes selling products associated with our sports entertainment programming. We have only recently begun generating revenues from the sale of products and services. If we are unable to develop and implement a successful strategy, develop a successful line of product merchandise that appeals to a broad audience, overcome Internet security concerns or respond to competitive pricing, we may be unable to generate consumer revenues.

     The need to securely transmit confidential information over the Internet has been a significant barrier to electronic commerce and communications over the Internet. Any compromise of security could deter people from using the Internet and our web sites to conduct transactions that involve transmitting confidential information. We may need to expend significant resources to protect against security breaches or to address problems caused by such breaches. Even if we are able to overcome Internet security concerns, individuals may not buy our products, resulting in revenues from consumers that fall short of the cost of our strategy. Many Internet companies engaged in electronic commerce are losing money. Additionally, many of our current and potential competitors may have significantly greater resources and more favorable cost structures than we do and may be able to price comparable products at levels we are unable to match without incurring unacceptable operating losses.

     We recently decided to enter into a relationship with a service provider for the back-end infrastructure, inventory and customer care processes for a portion of our electronic commerce business. We have no experience managing this type of relationship and may be unable to realize the anticipated cost savings and increased consumer revenues. After becoming familiar with our service provider, individuals may decide to purchase products directly from them and we may lose consumer revenues. We may experience lower viewing time on our web sites if viewers are diverted from our web sites to our service provider's web site, which could impact our revenue from sponsorships.

WE MAY BE SUBJECT TO NEGATIVE PUBLICITY AND LIABILITY FOR ATHLETES OR OUR EMPLOYEES ASSOCIATED WITH OUR EVENTS, WHICH WOULD DISRUPT OUR PROGRAMMING AND REDUCE SPONSORSHIPS AND PARTICIPATION IN FUTURE EVENTS.

     Many of our events, including sailing and mountain climbing, involve significant risks to athletes and our employees that participate in or document the events. Additionally, many of our events take place in regions of the world where there may be increased danger of external threats such as terrorism. We will experience adverse publicity, and may be subject to liability claims by athletes, employees or their relatives, for injuries or deaths that occur as a result of our events. Any incidents like this during our events could disrupt our programming and reduce sponsorships and athlete and employee participation in future events. Liability claims, regardless of merit, could require us to expend significant resources. Additionally, while we obtain insurance coverage with respect to each event based on the risks and exposure we face in that event, our insurance coverage may be inadequate to protect us against any claims.

WE MAY BE UNABLE TO ADEQUATELY PROTECT OR ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS, AND OUR EFFORTS TO DO SO COULD BE TIME-CONSUMING AND EXPENSIVE AND COULD DIVERT MANAGEMENT ATTENTION FROM EXECUTING OUR BUSINESS STRATEGY.

     We regard the protection of our copyrights, service marks, trademarks, trade dress and trade secrets as critical to our success. We rely on a combination of copyright, trademark, service mark, patent and trade secret laws and contractual restrictions to protect our proprietary rights in products and services. While we actively protect and enforce our intellectual property rights, we may be unable to prevent others from misappropriating our technology and may be subject to claims of infringement by others. The enforcement of our intellectual property rights could be time-consuming, result in costly litigation and the diversion of technical and management personnel. We have entered into confidentiality and invention assignment agreements with our employees and contractors and nondisclosure agreements with parties with which we conduct significant business to limit access to and disclosure of our proprietary information. These contractual

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arrangements and the other measures taken by us to protect our intellectual property may not prevent misappropriation of our technology or deter independent third-party development of similar technologies. In addition, we may need to engage in litigation to enforce our intellectual property rights in the future or to determine the validity and scope of the proprietary rights of others. This litigation could result in substantial costs and diversion of management and other resources.

     We pursue the registration of our trademarks and service marks in the United States and internationally. We have also filed four patent applications in the United States Patent and Trademark Office. Effective trademark, service mark, copyright, patent and trade secret protection may not be available in every country in which our programming is accessible online. We have licensed in the past, and expect to license in the future, some of our proprietary rights, including trademarks or copyrighted material, to third parties. These licensees may take actions that might adversely affect the value of our proprietary rights or reputation. We also rely on off-the-shelf technologies that we license from third parties. "Off-the-shelf" technology refers to generally commercially available software that is not customized for a particular user. These third-party licenses may not continue to be available to us on commercially reasonable terms or at all. The inability to use licensed technology important to our business could require us to obtain substitute technology of lower quality or performance standards or at greater cost. In the future, we may seek to license additional technology or content to enhance our current programming or to introduce new content. We cannot be certain that any such licenses will be available on commercially reasonable terms or at all. The loss of or inability to obtain or maintain any of these technology licenses could result in delays in providing our programming until equivalent technology, if available, is identified, licensed and integrated.

     Because we license some data and content from third parties, we must rely upon these third parties for information as to the origin and ownership of the licensed content and our exposure to copyright infringement actions may increase. We generally obtain representations as to the origins and ownership of licensed content and obtain indemnification to cover any breach of any representations. However, we cannot be certain that these representations are accurate or that any indemnification amounts will be sufficient to provide adequate compensation for any breach of representations.

     We cannot guarantee that infringement or other claims will not be asserted or prosecuted against us in the future whether resulting from our internally developed intellectual property or licenses or content from third parties. Any future assertions or prosecutions could be time-consuming, result in costly litigation and diversion of technical and management personnel or require us to introduce new content or trademarks, develop non-infringing technology or enter into royalty or licensing agreements. These royalty or licensing agreements, if required, may not be available on acceptable terms, if at all. Our ability to execute on our business strategy will suffer if a successful claim of infringement is brought against us and we are unable to introduce new content or trademarks, develop non-infringing technology or license the infringed or similar technology on a timely basis.

REVENUES FROM SUBSCRIPTION SERVICES MAY FAIL TO DEVELOP, WHICH WOULD HARM OUR RESULTS OF OPERATIONS.

     While we intend to generate revenues through subscription services that provide access to premium content and pay-per-view events, we have no experience in doing so and our failure to generate revenues from these sources would harm our results of operations. While subscription services are a viable business alternative to cover sporting events on television, subscription services for our programming may not develop for a variety of reasons. These include:

     - our failure to develop and implement a successful strategy for subscription services;

     - delays in the development of broadband systems that enable increased bandwidth for content and provide faster access for consumers;

     - consumers' unwillingness to pay for the programming offered through subscription services;

     - prohibitive costs of producing higher quality programming for subscription services; and

     - security concerns in transmitting payment information for the subscription services.

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CHANGES IN REGULATION OF THE INTERNET COULD LIMIT OUR BUSINESS PROSPECTS. OUR
INTERNET ACTIVITIES MAY BECOME SUBJECT TO ADDITIONAL TAXES, WHICH COULD NEGATIVELY AFFECT OUR RESULTS OF OPERATIONS.

     We are subject to the same federal, state and local laws as other businesses on the Internet. Today there are relatively few laws directed towards online services. However, due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services. Changes in regulation of the Internet could affect our results of operations. These laws and regulations could cover issues such as user privacy, freedom of expression, pricing, fraud, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of these laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies. Those laws that do reference the Internet, such as the recently passed Digital Millennium Copyright Act, have not yet been interpreted by the courts and their applicability and reach are therefore uncertain.

     Several states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. The Federal Trade Commission has also initiated action against at least one online service regarding the manner in which personal information is collected from users and provided to third parties. While we do not sell information about users on our sites, we have historically collected demographic data about our users to assist us in marketing our sponsorship arrangements. Changes to existing laws or the passage of new laws intended to address these issues, including some recently proposed changes, could directly affect the way we do business or could create uncertainty in the marketplace.

     In addition to government regulation of the Internet, businesses and other organizations may restrict access to the Internet at work. Many users access the Internet through computer terminals at work, either because they do not have access at home or because the networks at work provide faster and more reliable access. Access at work may increase if employers upgrade their technology more quickly than individual consumers in response to the development of broadband solutions. In response to Internet use by employees or consultants at work, employers may impose regulations limiting or eliminating Internet or broadband access on their equipment. To the extent that many of our users access our web sites at work, our audience could diminish if businesses and other organizations restrict Internet access at work.

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

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                        RESULTS OF OPERATIONS OF QUOKKA

     The following discussion and analysis should be read in conjunction with the Consolidated Financial Statements and Notes thereto included elsewhere in this proxy statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. Our actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this statement.

OVERVIEW

     Quokka Sports is a leading provider of sports entertainment for the digital world.

     We use the power of emerging digital media to bring sports enthusiasts closer to their favorite sports. We leverage our digital technology to offer live event coverage, race viewers, news and information, audio and text dispatches from athletes, games, community forums and content created by fans, as well as opportunities for the fan to purchase premium content, products and services in order to provide our audience a complete sports experience. The Quokka Sports Network is designed to appeal to a global audience. We currently cover motor racing, sailing, action sports like skiing, climbing, hiking, snowboarding, adventure racing and mountain biking, and key Olympic summer sports, such as track and field, swimming and gymnastics. The Quokka Sports Network also includes coverage of some of the world's largest sporting events like the biennial Olympic Games, FedEx Championship Auto Racing (CART) Series and the MotoGrandPrix championship as a result of our relationships with our strategic partners like NBC Olympics, Inc., CART and Dorna Promocion del Deporte, S.A.

     We generate revenue from three sets of customers: from business customers through sales of sponsorships and advertising; from media companies through revenue from content syndication; and from consumers through sales of premium content, sports memorabilia, officially-licensed merchandise and other products and services. We currently derive the majority of our revenues from the sale of sponsorship and advertising packages to corporations. In the past, we have accepted property and services that we use in our business as payment for sponsorships, including Internet access, computer equipment, digital cameras, hosting services, and telecommunications equipment and services. Property and services received as payment are valued at fair market value based on the amounts normally charged to third parties for similar property and services. We intend to reduce the proportion of property and services accepted for payment in future periods, although we may not be successful in this regard.

     Several of our contracts are multi-year, multi-event and multi-benefit sponsorships. These broader, long-term sponsorships, which we call digital entertainment sponsorships, may include a variety of benefits such as category exclusivity, embedded product placement in our programming, traditional sports sponsorship benefits and sales and marketing assistance. We plan to sell digital entertainment sponsorships to technology and communications companies. In addition, we sell shorter-term, more narrowly focused sponsorships and advertising packages, depending upon the needs and demands of our corporate customers. Our sponsorship agreements provide for periodic sponsorship fees that we recognize ratably as revenues over the corresponding period during the term of the contract, provided that no significant obligations remain and collection of the resulting receivable is probable. Because some of our sponsorship revenues relate to our network of events rather than a single event, we do not track the profitability of each event. However, we do track production costs by event as well as the visitors to our coverage of each event.

     As a direct result of having only a small number of live programs at any time, revenues from sponsorships, advertising and consumer revenues have varied on both a quarterly and annual basis during our short operating history. Revenues may fluctuate from period to period in the future depending upon our ability to attract and retain sponsors and advertisers, the number of live events that are being produced and distributed simultaneously during any one period, our ability to maintain a continuous programming calendar, our ability to attract a worldwide audience for our sporting events, our ability to acquire long-term digital and other intellectual property rights to global sporting events, our ability to develop and produce sports programming that will attract a global audience, our ability to acquire and integrate other companies, our ability to select and offer the right merchandise and services for our audience to buy, and our ability to obtain or create content that is valuable to other media companies.

     We also generate revenues by providing studio services that could lead to digital sports entertainment programming and long-term sponsorship opportunities. These revenues are recognized in the period the service is provided. We intend to continue to offer studio services; however, we expect studio services to decline substantially as a percentage of overall revenues in future periods and ultimately we may chose to discontinue offering these services.

     We have incurred significant net losses and negative cash flows from operations, and as of March 31, 2000, we had an accumulated deficit of $88.1 million. This accumulated deficit resulted from the production costs of our network programming, the costs of developing new and enhancing existing tools and techniques that enhance our Quokka Sports Platform technology, the costs of expanding our sales and business development efforts and other costs related to ongoing research and design. Due to the planned expansion of the Quokka Sports Network, we expect to incur significant operating losses for the foreseeable future. We may never achieve significant revenues or profitability; or if we achieve significant revenues, they may not be sustained.

     As of December 31, 1999 we had 284 employees compared to 118 at December 31, 1998. As of March 31, 2000 we had 379 employees compared to 186 at March 31, 1999.

RECENT EVENTS

     On July 20, 2000 we entered into a definitive agreement to acquire all of the stock and stock rights of Total Sports Inc. in exchange for up to 15,000,000 shares of Quokka common stock. For a more detailed discussion of this recent event, please refer to the discussion in "Information About Quokka -- Business of Quokka -- Recent Developments."

RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2000 AND 1999

Revenues

     Our revenues increased $8.6 million to $9.5 million for the March 2000 quarter from $897,000 for the March 1999 quarter. During the March 2000 quarter, we recognized revenues from our digital entertainment sponsorship agreements, other sponsorship and advertising, content distribution, consumer revenue and other sources. Revenues for the March 1999 quarter were derived primarily from sponsorship revenues associated with the Around Alone Race and studio services.

Production Costs

     Production costs increased $5.2 million to $7.5 million for the March 2000 quarter from $2.3 million for the March 1999 quarter. Production costs include costs of personnel and consultants, software, travel, satellite transmission costs, field gear, marketing and an allocation of general and administrative expenses. The increase in production costs from 1999 to 2000 is due to increased sports programming including our sports coverage of the CART FedEx Championship Series, the FIM Racing World Championship Grand Prix motorcycle races, the 2000 America's Cup and Challenger Series yacht races, the BT Global Challenge and the 2000 North American International Auto Show. Production costs in March 1999 were associated with coverage of the Around Alone race, our sole event during the period.

Amortization of Acquired Programming and Distribution Rights

     Acquired programming rights to sporting events and acquired distribution rights are amortized over their respective license periods on a straight-line basis. Amortization of acquired programming and distribution rights increased $1.4 million to $1.8 million for the March 2000 quarter from $425,000 for the March 1999 quarter. This amortization pertains to licensing fees paid for the acquisition of programming rights related to our joint venture with NBC Olympics, Inc. for U.S. digital coverage of the Olympic Games and for the
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

exclusive worldwide interactive media rights to FIM Road Racing World Championship Grand Prix and for the America's Cup 2000 Yacht Race. Acquired distribution rights represents licensing fees paid for the rights to distribute our programming on Excite@Home and Terra Networks, S.A.

Gross Profit/Loss

     Based upon the foregoing information, we had positive gross margin of $172,000 for the March 2000 quarter compared to a negative gross margin of $1.8 million for the March 1999 quarter.

Research and Engineering

     Research and engineering expenses increased $2.7 million to $4.8 million for the March 2000 quarter from $2.1 million for the March 1999 quarter. The increase represents the cost of additional personnel, costs associated with network operations, expenses incurred to improve and develop our Quokka Sports Platform and broadband applications and hosting costs related to our expanded events.

Sales and Marketing

     Sales and marketing expenses increased $5.4 million to $6.8 million for the March 2000 quarter from $1.4 million for the March 1999 quarter. Sales and marketing expenses include personnel costs, consultants, partnership marketing and advertising. This increase is attributable to partnership marketing and off-line advertising, which is designed to create brand recognition and drive Internet traffic to www.quokka.com and the other properties on the Quokka Sports Network. Expenses also increased as a result of increases in the number of sales and marketing personnel.

General and Administrative

     General and administrative expenses increased $1.5 million to $3.3 million for the March 2000 quarter from $1.8 million for the March 1999 quarter. General and administrative expenses include personnel associated with general management, business and legal affairs, finance and accounting, facilities, and human resources. The increase is attributable to increased personnel and related facilities and other third-party expenses associated with building our operational infrastructure.

Depreciation

     Depreciation expenses increased $1.0 million to $1.4 million for the March 2000 quarter from $430,000 for the March 1999 quarter. Depreciation and amortization expenses consist of depreciation of computers, telecommunications equipment, software, and furniture and fixtures associated with our operational infrastructure. Amortization expense relates to leasehold improvements of our facilities in San Francisco. The increase is primarily due to purchases of additional equipment and amortization of leasehold improvements in our expanded facilities.

Losses of Associated Venture

     In December 1999, we dissolved our joint venture with Forsythe Racing, Inc. Accordingly, we did not record any losses related to the associated venture for the March 2000 quarter. Prior to December 1999, we had accounted for our 50% interest in this joint venture under the equity method of accounting. For the March 1999 quarter losses of associated venture were $452,000.

Minority Interest in Net Loss of Consolidated Subsidiary

     During the March 1999 quarter, we formed NBC/Quokka Ventures, LLC, a joint venture with NBC Olympics, Inc. to provide interactive digital coverage of the Olympic Games and related pre-games events. In connection with this venture, NBC has contributed, among other things, certain programming and content in exchange for a 49% minority interest. The fair market value of this content is being amortized over the initial term of the venture agreement from inception in February 1999 through October 2004 on a straight-line basis and is included in our amortization of acquired programming rights expense. For the March 2000 quarter, minority interest expense of $645,000 represents the minority interest's share of net losses for the period.

Interest Income/(Expense)

     Interest income, net of interest expense, increased $242,000 to $411,000 for the March 2000 quarter from $169,000 for the comparable March 1999 quarter. Interest income recorded during these periods includes interest income earned on cash and cash equivalents and investment in marketable securities. Interest expense incurred during these periods related to our financing obligations for various equipment purchases.

Net Loss

     Based upon the foregoing information, we had a net loss of $15.1 million for the March 2000 quarter compared to a net loss of $7.9 million for the March 1999 quarter.

YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

Revenues

     Revenues increased to $13.1 million in 1999 from $8.6 million in 1998 and $4.0 million in 1997. In 1999, we recognized revenues for the first time from our multi-year, multi-event and multi-benefit digital entertainment sponsorships, other sponsorships and advertising, content distribution, consumer revenues and other. Revenues increased from 1998 to 1999 primarily as a result of sponsorship sales totaling $11.7 million during 1999 as compared to sponsorship sales of $7.0 million in 1998. The increase in revenues from 1998 to 1997 is primarily attributable to a $4.3 million increase in sponsorship revenues.

Production Costs

     Production costs increased to $20.1 million in 1999 from $7.8 million in 1998 and $5.1 million in 1997. Production costs include costs of personnel and consultants, software, travel, satellite transmission costs, field gear, event marketing and an allocation of general and administrative expenses. The $12.3 million increase in production costs from 1998 to 1999 is due to increased programming of our sports coverage of CART FedEx Championship Series and the FIM Racing World Championship Grand Prix motorcycle races, America's Cup and Challenger Series yacht races, BT Global Challenge, the World Track and Field Championships in Seville, Spain, the U.S. Gymnastics Championships in Sacramento, California and the 2000 North American International Auto Show. Also included in 1999 production costs are costs associated with producing www.quokka.com, which was launched in March 1999. The $2.7 million increase from 1997 to 1998 is attributable to an increase in the number of programming events from September 1997 when we launched our first digital sports entertainment program, the Whitbread Race.

Amortization of Acquiring Programming and Distribution Rights

     Acquired programming rights to sporting events and acquired distribution rights are amortized over their respective license periods on a straight-line basis. Total amortization of acquired programming and distribution rights were $3.4 million for 1999. No such amortization costs were incurred during the comparable 1998 or 1997 periods. Amortization pertains to licensing fees paid for the acquisition of programming rights related to our joint venture with NBC Olympics, Inc. for U.S. digital coverage of the Olympic Games and the exclusive worldwide interactive media rights to FIM Road Racing World Championship Grand Prix and for the America's Cup 2000 Yacht Race. Acquired distribution rights represent licensing fees paid for the rights to distribute our programming on Excite@Home and Terra Networks.

Research and Engineering

     Research and engineering expenses increased to $13.1 million in 1999 from $4.5 million in 1998 and $1.0 million in 1997. The increases represents the costs of additional personnel, costs associated with network operations and expenses incurred to improve and develop our Quokka Sports Platform and broadband

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

applications. Included in research and engineering expensed during 1999 is $1.2 million in non-cash compensation expenses related to the issuance of 153,846 warrants to purchase common stock that were issued in connection with certain broadband research initiatives. Research and engineering costs are expensed as incurred.

Sales and Marketing

     Sales and marketing expenses increased to $19.5 million in 1999 from $2.5 million in 1998 and $816,000 in 1997. Sales and marketing expenses include personnel costs, consultants, sales sponsorships and advertising. During 1999, we spent $7.7 million for advertising related to our marketing campaign, which was designed to create brand recognition and drive Internet traffic to www.quokka.com. Expenses also increased as a result of increases in the number of sales and marketing personnel. During 1998, we spent $554,000 for advertising and $320,000 in 1997. We may significantly increase our advertising expenses in future periods as we build the Quokka brand and awareness of our programming.

General and Administrative

     General and administrative expenses increased to $11.1 million in 1999 from $3.2 million in 1998 and $1.8 million in 1997. General and administrative expenses include personnel associated with general management, business and legal affairs, finance and accounting, facilities and human resources. The increase in general and administrative expenses is attributable to increased personnel and related facilities and other third-party expenses associated with building our operational infrastructure.

Depreciation and Amortization

     Depreciation and amortization expenses increased to $4.2 million in 1999 from $530,000 in 1998 and $68,000 in 1997. Depreciation and amortization expenses consist of depreciation of computers, telecommunications equipment, software, and furniture and fixtures associated with our operational infrastructure. Amortization expense relates to leasehold improvements of our facilities in San Francisco. The increase in depreciation and amortization expenses is primarily due to increased purchases of equipment and amortization of leasehold improvements in our expanded facilities.

Losses of Associated Venture

     We incurred net losses of $2.2 million in CART Digital Media Enterprises, LLC, our joint venture with Forsythe Racing, Inc. for the year ended December 31, 1999. We have accounted for our 50% interest in this joint venture under the equity method of accounting since the inception of the venture in January 1999. Expenses incurred during the period related primarily to production expenses for CART programming. In December 1999, we dissolved our joint venture with Forsythe. As a result, we own 100% of CDME.

Minority Interest in Net Loss of Consolidated Subsidiary

     During the March 1999 quarter, we formed NBC/Quokka Ventures, LLC, a joint venture with NBC Olympics, Inc. to provide interactive digital coverage of the Olympic Games and related pre-games events. In connection with this venture, NBC has contributed, among other things, certain programming and content in exchange for a 49% minority interest. The fair market value of this content is being amortized over the initial term of the venture agreement from inception in February 1999 through October 2004 on a straight-line basis. For 1999, minority interest expense of $1.9 million represents the minority interest's share of net losses for the period.

Interest Income and Expense, Net

     Net interest income was $1.7 million in 1999 and $320,000 in 1998. Net interest expense was $71,000 in 1997. The increase from 1999 to 1998 was primarily due to a higher investment balance throughout 1999 due to the issuance of preferred stock and our initial public offering. Interest income in 1999 was partially offset by increased interest expense due to borrowings under a line of credit. Interest income recorded during these periods includes interest income earned on cash and cash equivalents.

Net Losses

     Based upon the foregoing information, we had net losses of $56.9 million for the year ended December 31, 1999, $9.6 million for the year ended December 31, 1998 and $4.9 million for the year ended December 31, 1997.

LIQUIDITY AND CAPITAL RESOURCES

     Since August 1996, we have financed our operations primarily through sales of our equity securities. On August 2, 1999, Quokka completed its initial public offering of common stock. Net proceeds to Quokka from that offering were approximately $54.5 million, net of underwriters' discounts and offering expenses. Total net proceeds from sales of our equity securities since August 1996 were $161.5 million through March 31, 2000.

     At March 31, 2000, we had $52.2 million in cash and cash equivalents and marketable securities. Restricted cash associated with three office leases and the employee stock purchase plan and certain cash funding requirements under the NBC/Quokka Ventures, LLC operating agreement aggregated $17.9 million at March 31, 2000. Net cash used in operating activities was $14.2 million for the three months ended March 31, 2000, $48.3 million and $10.9 million for the years ended December 31, 1999 and 1998, respectively and $6.4 million for the three months ended March 31, 1999. Net cash used in operating activities resulted from our net operating losses, adjusted for certain non-cash items including compensation expense related to the issuance of warrants and options to attract key vendors and business partners. Non-cash charges related to the issuance of these warrants and options were $500,000 for the three months ended March 31, 2000, $4.2 million and $530,000 for the years ended December 31, 1999 and 1998, respectively and $569,000 for the three months ended March 31, 1999. Non-cash charges relating to depreciation expense were $1.4 million for the three months ended March 31, 2000 and $430,000 for the three months ended March 31, 1999. Non-cash charges related to the amortization of programming and distribution rights were $1.8 million for the three months ended March 31, 2000 and no comparable charge for the three months ended March 31, 1999.

     Net cash provided by investing activities was $16.1 million for the three months ended March 31, 2000 resulting primarily from net sales of marketable securities offset by purchases of additional equipment and leasehold improvements in our expanded facilities. Net cash used in investing activities was $74.2 million and $2.7 million for the years ended December 31, 1999 and 1998, respectively and $2.6 million for the three months ended March 31, 1999 resulting primarily from purchases of additional equipment and leasehold improvements in our expanded facilities.

     Net cash used in financing activities was $237,000 for the three months ended March 31, 2000 resulting primarily from payments on long-term financing arrangements offset by proceeds from the issuance of common stock. Net cash provided by financing activities was $102.4 million and $33.6 million for the years ended December 31, 1999 and 1998, respectively and $279,000 for the three months ended March 31, 1999 resulting primarily from net proceeds from long term financing arrangements and the issuance of preferred and common stock.

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

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of July 21, 2000 by: (i) each director and nominee for director; (ii) each of the executive officers of the Company; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Unless otherwise indicated, the address is Quokka Sports, Inc., 525 Brannan Street, San Francisco, CA 94107.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                              NUMBER OF     PERCENT OF
                      BENEFICIAL OWNER                          SHARES        TOTAL
                      ----------------                        ----------    ----------
Entities associated with Media Technology Ventures(2).......   4,895,932       10.6%
  One First Street, Suite 2
  Los Altos, CA 94022
Intel Corporation...........................................   4,184,093        9.0%
  2200 Mission College Blvd.
  Santa Clara, CA 95052
MediaOne Interactive Services, Inc.(3)......................   4,051,283        8.7%
  9000 E. Nichols Avenue, Suite 100
  Englewood, CO 80112
Entities associated with Accel VI LP(4).....................   3,505,029        7.6%
  428 University Avenue
  Palo Alto, CA 94301
Entities associated with Trinity Ventures(5)................   2,920,033        6.3%
  3000 Sand Hill Road, Building 1, Suite 240
  Menlo Park, CA 94025
Alan S. Ramadan(6)..........................................   2,370,572        5.1%
Richard H. Williams(7)......................................   2,965,623        6.4%
  P.O. Box 4281
  Incline Village, NV 89450
John Bertrand(8)............................................   2,267,704        4.9%
  c/o Quokka Sports
  133 Long Acre
  London, England WC2E98D
Walter W. Bregman (9).......................................     411,140          *
James G. Shennan, Jr.(10)...................................   2,988,515        6.4%
  c/o Trinity Ventures V L.P.
Barry M. Weinman(11)........................................   4,952,432       10.7%
  c/o Media Technology Ventures
Les Schmidt(12).............................................     738,923        1.6%
Alvaro Saralegui(13)........................................   1,025,000        2.2%
Mark J. Ellis(14)...........................................     300,000          *
Michael W. Gough(15)........................................     323,125          *
All directors and executive officers as a group (10
  persons)(16)..............................................  18,343,034       37.3%

---------------
  *  Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 46,284,872 shares outstanding on July 21, 2000, adjusted as required by rules promulgated by the SEC.

 (2) Includes 3,654,794 shares held by Media Technology Ventures, LP, 696,290 shares held by Media Technology Equity Partners, LP, 471,907 shares held by Media Technology Ventures Entrepreneurs Fund, LP, 48,464 shares held by Media Technology Entrepreneurs Fund II, LP and 24,477 shares held by Thomson Management Growth Fund, LP (collectively, the "MT Funds"). Mr. Weinman, a director of Quokka, is a general partner of each of the MT Funds and, as such, may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934) in an indeterminate portion of the shares beneficially owned by the MT Funds. Mr. Weinman disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

 (3) Includes warrants to purchase 153,846 shares that are currently exercisable.

 (4) Includes 2,839,875 shares held by Accel VI LP, 362,834 shares held by Accel Internet Fund II LP, 240,726 shares held by Accel Investors '98 LP, 45,354 shares held by Accel Keiretsu VI LP and 16,240 shares owned by Accel Investors '99 LP (collectively, the "Accel Funds").

 (5) Includes 2,759,534 shares held by Trinity Ventures V, LP and 160,499 shares held by Trinity V, Side-by-Side Fund, LP. Mr. Shennan, a director of Quokka, is a general partner of Trinity Ventures V, LP and Trinity V, side-by-side fund, LP. As such, Mr. Shennan may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934) in an indeterminate portion of the shares beneficially owned by Trinity Ventures V, LP and Trinity V, side-by-side fund, LP. Mr. Shennan disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

 (6) Includes 1,900,000 shares held by Pogmohane Partners, L.P. Mr. Ramadan, a director of Quokka, is a general partner of Pogmohane Partners, L.P. As such, Mr. Ramadan may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934) in an indeterminate portion of the shares beneficially owned by Pogmohane Partners, L.P. Mr. Ramadan disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. Includes 300,000 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 210,001 of the shares subject to the options would be subject to a repurchase right in favor of Quokka.

 (7) Includes 200,000 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 105,002 of the shares subject to the option would be subject to a repurchase right in favor of Quokka.

 (8) Includes 150,000 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 105,001 of the shares subject to the option would be subject to a repurchase right in favor of Quokka. Includes an aggregate of 15,000 shares owned by Mr. Bertrand's three children.

 (9) Includes 348,208 shares held in the Bregman Revocable Trust u/a/d 8/21/92, for which Mr. Bregman, a director of Quokka, serves as a trustee. Mr. Bregman disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. Includes an aggregate of 1,500 shares owned by Mr. Bregman's two children. Includes 62,932 shares underlying currently exercisable stock options.

(10) Includes 2,759,534 shares held by Trinity Ventures V, LP and 160,499 shares held by Trinity V, Side-by-Side Fund, LP. See footnote (5) above regarding Mr. Shennan's indirect pecuniary interest in these shares. Includes 50,000 shares underlying currently exercisable stock options.

(11) Includes 4,895,932 shares held by MT Funds. See footnote (2) above regarding Mr. Weinman's indirect pecuniary interest in these shares. Includes 50,000 shares underlying currently exercisable stock options.

(12) Includes 299,423 shares held in The Les Schmidt and Joanne P. Hattum Family Trust u/t/d 4/8/92, for which Mr. Schmidt, an executive officer of Quokka, serves as a trustee. Mr. Schmidt disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. Includes 439,500 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 288,333 shares would be subject to a right of repurchase in favor

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

     of Quokka. Includes an aggregate of 18,000 shares owned in trust for the benefit of Mr. Schmidt's three children.

(13) Includes 1,001,472 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 741,568 shares would be subject to right of repurchase in favor of Quokka.

(14) Includes 300,000 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 260,000 shares would be subject to right of repurchase in favor of Quokka.

(15) Includes 323,125 shares underlying currently exercisable stock options. If exercised in full within 60 days of the date of this table, 208,000 shares would be subject to right of repurchase in favor of Quokka.

(16) See footnotes (1) through (15) above, as applicable. Roel Pieper resigned from Quokka's board of directors effective July 1, 2000. Accordingly Mr. Pieper's information is not included in this table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires Quokka's directors and executive officers, and persons who own more than ten percent of a registered class of Quokka's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Quokka. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Quokka with copies of all Section 16(a) forms they file.

     To Quokka's knowledge, based solely on a review of the copies of such reports furnished to Quokka and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report covering one transaction was filed late by our ten percent stockholder, Media Technology Ventures.

     During fiscal 1999, Mr. Bertrand timely reported all transactions but reported an incorrect number of shares owned due to a clerical error. This error was corrected on a Form 4 report and by amending a previous Form 4 report.

                      DESCRIPTION OF QUOKKA CAPITAL STOCK

     As of July 21, 2000, there were 46,284,872 shares of Quokka common stock outstanding held of record by 363 stockholders and no shares of Quokka preferred stock outstanding. The holders of Quokka common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The holders of common stock are not entitled to cumulative voting rights with respect to the election of directors, and as a consequence, minority stockholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may apply to any then-outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of Quokka, holders of the common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then-outstanding preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. No redemption or sinking fund provisions apply to the common stock. All outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Quokka common stock are subject to those of holders of Quokka preferred stock.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Our exposure to market risk for changes in interest rates relates primarily to our investment portfolio. We maintain an investment policy that is intended to ensure the safety and preservation of our invested funds by limiting default risk, market risk and reinvestment risk. We do not currently use, nor has we historically used, derivative financial instruments to manage or reduce market risk. We mitigate default risk by investing in high credit quality securities such as debt instruments of the United States government and its agencies and high quality corporate issuers, as well as money market funds. The portfolio includes only marketable securities with active secondary or resale markets to ensure portfolio liquidity and maintains a prudent amount of diversification. As of March 31, 2000, we had $5.5 million of cash and $46.7 million of cash equivalents and marketable securities.

            PROPOSAL 2 -- AMENDMENT OF QUOKKA'S AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

     Our board of directors has previously approved and is presently proposing for stockholder approval an increase in our authorized number of shares of our common stock to 200,000,000 shares. The additional common stock to be authorized by approval of the amendment would have rights identical to the currently outstanding Quokka common stock. Quokka's authorized capital stock currently consists of 110,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of July 21, 2000, 46,284,872 shares of common stock and no shares of preferred stock are issued and outstanding, and 13,630,213 shares of common stock are reserved for issuance upon the conversion of outstanding options and warrants. If the Golf.com acquisition is approved, an additional 3,890,150 shares of common stock will be issued in accordance with that transaction. If the amendment is approved, it will become effective upon filing of a Certificate of Amendment of Quokka's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     Our board of directors believes that the proposed amendment to our Amended and Restated Certificate of Incorporation is necessary to provide Quokka with shares for issuance at the discretion of our board of directors for future acquisitions, stock splits, stock dividends, equity financings, employee benefit plans, and other corporate purposes. Our board believes that it is desirable to have our authorized capital sufficiently flexible so that future business needs and corporate opportunities may be dealt with by our board of directors without any undue delay or the necessity of holding another special meeting of our stockholders.

     The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by Quokka to oppose a hostile takeover attempt or delay or prevent changes in control or management of Quokka. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the board of directors currently aware of any such attempts directed at Quokka), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by Quokka to deter or prevent changes in control of the company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

     The proposed increase in authorized common stock could result in the dilution of the ownership interests of existing stockholders.

     The affirmative vote of a majority of the shares of common stock outstanding will be required to increase the number of authorized common stock to 200,000,000 shares. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 in increase the authorized number of shares of our common stock to 200,000,000 shares.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     OR ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

               REPRESENTATIVES OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is expected that representatives of PricewaterhouseCoopers LLP, Quokka's independent public accountants, will be present at the Special Meeting where they will have an opportunity to respond to appropriate questions of stockholders and to make a statement if they so desire.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LES SCHMIDT
                                          Secretary

August   , 2000

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, QUOKKA SPORTS, INC., 525 BRANNAN STREET, GROUND FLOOR, SAN FRANCISCO, CA 94107.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants...........................  F-2
Consolidated Balance Sheets.................................  F-3
Consolidated Statements of Operations.......................  F-4
Consolidated Statements of Stockholders' Equity.............  F-5
Consolidated Statements of Cash Flows.......................  F-6
Notes to Consolidated Financial Statements..................  F-7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Quokka Sports, Inc.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Quokka Sports, Inc. and its subsidiaries, at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered significant operating losses, has accumulated deficit of $112.7 million and a working capital deficiency which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PricewaterhouseCoopers LLP

San Francisco, California
January 19, 2000, except for note 14, which is as of March 1, 2000

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             DECEMBER 31,   DECEMBER 31,    MARCH 31,
                                                                 1998           1999          2000
                                                             ------------   ------------   -----------
                                                                                           (UNAUDITED)
ASSETS
Current assets
  Cash and cash equivalents................................    $ 23,994       $  3,855      $  5,472
  Restricted cash..........................................          --          3,200        17,885
  Investments in marketable securities.....................          --         61,702        28,812
  Accounts receivable, net.................................       1,151          6,067         8,627
  Inventory, net...........................................          --             --           817
  Acquired programming and distribution rights.............          --         12,042        11,141
  Prepaid and other expenses...............................         331          1,823         3,848
                                                               --------       --------      --------
          Total current assets.............................      25,476         88,690        76,603
Property and equipment, net................................       2,736         10,551        14,073
Other assets...............................................          --            640           255
Goodwill...................................................          --             --        34,150
                                                               --------       --------      --------
          Total assets.....................................    $ 28,212       $ 99,880      $125,081
                                                               ========       ========      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable.........................................         289          2,427        10,069
  Accrued expenses.........................................       1,199          3,797         8,884
  Current portion of long-term debt and capitalized lease
     obligations...........................................         290          6,041        10,245
  Deferred revenues........................................         480          3,864         4,285
                                                               --------       --------      --------
          Total current liabilities........................       2,258         16,129        33,483
                                                               --------       --------      --------
Long term debt and capitalized lease obligations, net of
  current portion..........................................         501         11,493        10,461
Stockholders' equity
Preferred stock, $0.0001 par value; authorized: 26,700,000
  at December 31, 1999; issued and outstanding: none at
  December 31, 1999; authorized: 26,700,000 at December 31,
  1998; issued and outstanding: 23,736,016 at December 31,
  1998.....................................................           2             --            --
Common stock, voting, $0.0001 par value; authorized
  120,000,000 at December 31, 1999 and 45,400,000 at
  December 31, 1998; issued and outstanding: 44,041,376 at
  December 31, 1999 and 9,400,365 at December 31, 1998 and
  non-voting, $0.0001 par value; authorized: 300,000 at
  December 31, 1999 and 1998; issued and outstanding:
  300,000 at December 31, 1999 and 1998....................           1              4             4
Additional paid-in capital.................................      41,019        137,460       161,481
Warrants and other.........................................         477          7,831         7,831
Treasury stock, at cost 23,244 shares at December 31, 1999
  and none at December 31, 1998............................          --           (107)         (107)
Accumulated deficit........................................     (16,046)       (72,930)      (88,074)
                                                               --------       --------      --------
          Total stockholders' equity.......................      25,453         72,258        81,136
                                                               --------       --------      --------
          Total liabilities and stockholders' equity.......    $ 28,212       $ 99,880      $125,081
                                                               ========       ========      ========

The accompanying notes are an integral part of these consolidated financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                       YEARS ENDED               THREE MONTHS ENDED
                                                       DECEMBER 31,                   MARCH 31,
                                               ----------------------------   -------------------------
                                                1997      1998       1999        1999          2000
                                               -------   -------   --------   -----------   -----------
                                                                              (UNAUDITED)   (UNAUDITED)
Revenues.....................................  $ 4,000   $ 8,635   $ 13,070     $   897      $  9,510
Cost of revenues
  Production and other costs.................    5,130     7,780     20,070       2,293         7,515
  Amortization of programming and
     distribution rights.....................       --        --      3,441         425         1,822
                                               -------   -------   --------     -------      --------
          Total cost of revenues.............    5,130     7,780     23,511       2,718         9,337
                                               -------   -------   --------     -------      --------
            Gross profit/(loss)..............   (1,130)      855    (10,441)     (1,821)          172
Operating expenses
  Research and engineering...................    1,030     4,480     13,094       2,132         4,792
  Sales and marketing........................      816     2,519     19,525       1,390         6,830
  General and administrative.................    1,827     3,184     11,069       1,792         3,332
  Depreciation...............................       68       530      4,217         430         1,417
                                               -------   -------   --------     -------      --------
          Total operating expenses...........    3,741    10,713     47,905       5,744        16,372
                                               -------   -------   --------     -------      --------
            Loss from operations.............   (4,871)   (9,858)   (58,346)     (7,564)      (16,199)
Losses of associated venture.................       --        --      2,176         452            --
Minority interest in net loss of consolidated
  subsidiary.................................       --        --     (1,936)         --          (645)
Interest income/(expense), net...............      (71)      320      1,702         169           411
                                               -------   -------   --------     -------      --------
            Net loss.........................  $(4,942)  $(9,538)  $(56,884)    $(7,848)     $(15,143)
                                               =======   =======   ========     =======      ========
Net loss per share:
  Basic and diluted..........................  $  (.73)  $  (.99)  $  (1.45)    $  (.80)     $   (.34)
  Weighted average shares
     outstanding -- basic and diluted........    6,792     9,656     39,366       9,756        44,201
                                               =======   =======   ========     =======      ========
Pro forma net loss per share:
  Basic and diluted..........................            $  (.40)               $  (.23)
  Weighted average shares
     outstanding -- basic and diluted........             23,916                 34,001
                                                         =======                =======

The accompanying notes are an integral part of these consolidated financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                             SERIES A            SERIES B              SERIES C        SERIES D
                                                            CONVERTIBLE         CONVERTIBLE          CONVERTIBLE       CONVERTIBLE
                                                          PREFERRED STOCK     PREFERRED STOCK      PREFERRED STOCK   PREFERRED STOCK
                                                          ---------------   -------------------   ------------------   ------
                                                          SHARES   AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT   SHARES
                                                          ------   ------   ----------   ------   ---------   ------   ------
Balance, January 1, 1997................................      --    $--             --   $  --           --    $ --        --
Issuance of common stock to founder for cash net of
 issuance costs.........................................      --     --             --      --           --      --        --
Issuance of common stock to founder for cash net of
 issuance costs of $31,401..............................
Issuance of common stock for cash at $.50 per share of
 issuance costs of $17,591..............................
Issuance of warrants in connection with promissory
 notes..................................................
Issuance of Series A Preferred Stock for cash of $0.68
 per share, net of issuance costs of $18,141............   7,721      1
Net loss................................................
                                                          ------    ---     ----------   ------   ---------    ----    ------
Balance, December 31, 1997..............................   7,721      1             --      --           --      --        --
Issuance of Series B Preferred Stock for cash of $1.50
 per share, net of issuance costs of $75,543............                        10,737       1
Issuance of warrants....................................
Issuance of options for services rendered...............
Issuance of options for services rendered...............
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................
Issuance of Series C Preferred stock for cash of $3.25
 per share, net of issuance costs of $36,031............                                              4,939       0
Issuance of warrants under joint development
 agreement..............................................
Exercise of warrants....................................     146      0            170       0           24       0
Cumulative Translation Adjustment.......................
Net Loss................................................
                                                          ------    ---     ----------   ------   ---------    ----    ------
Balance as of December 31, 1998.........................   7,866      1     10,906,869   1,091    4,962,998     496        --
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................
Exercise of voting common stock warrants at $.50 per
 share..................................................
Purchase of Treasury Stock..............................
Issuance of common stock for services rendered..........
Issuance of warrants for Subordinated-Debt agreement....
Issuance of warrants for CART Rights agreement..........
Issuance of warrants for Media One Broadband
 agreement..............................................
Issuance of warrants for Excite agreement...............
Issuance of warrants for NBC JV agreement...............
Issuance of options for services rendered...............
Issuance of Series D Preferred Shares at $9.00 per share
 less issuance cost accrual of $790,344.................                                                                4,520
Exercise of warrants....................................     100      0            148       0           48       0
Initial Public Offering net of issuance costs of
 $5,560,611.............................................
Conversion of Preferred Stock to Common Stock...........  (7,966)    (1)       (11,055)     (1)      (5,011)     (1)   (4,520)
Cumulative Translation Adjustment.......................
Unrealized gain/(loss) on available-for-sale
 securities.............................................
Net Loss................................................
                                                          ------    ---     ----------   ------   ---------    ----    ------
Balance as of December 31, 1999.........................      --     --             --      --           --      --        --
Exercise of voting common stock options to employees for
 cash of $0.50 per share (unaudited)....................
Issuance of options for services rendered (unaudited)...
Issuance of stock for net assets acquired (unaudited)...
Cumulative Translation Adjustment (unaudited)...........
Unrealized gain/(loss) on available-for-sale
 securities.............................................
Net Loss (unaudited)....................................
                                                          ------    ---     ----------   ------   ---------    ----    ------
Balance as of March 31, 2000 (unaudited)................      --    $--             --   $  --           --    $ --        --
                                                          ======    ===     ==========   ======   =========    ====    ======

                                                        ES D
                                                        RTIBLE
                                                        RRED STOCK
                                                               -----------   ---------------   ---------------    PAID-IN
                                                               ES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT    CAPITAL
                                                               --   ------   ------   ------   ------   ------   ----------
Balance, January 1, 1997................................             $--      3,800    $ 0        --     $--      $     --
Issuance of common stock to founder for cash net of
 issuance costs.........................................              --         --     --       200       0           100
Issuance of common stock to founder for cash net of
 issuance costs of $31,401..............................                      1,900      0       100       0           968
Issuance of common stock for cash at $.50 per share of
 issuance costs of $17,591..............................                      3,652      0                           1,808
Issuance of warrants in connection with promissory
 notes..................................................
Issuance of Series A Preferred Stock for cash of $0.68
 per share, net of issuance costs of $18,141............                                                             5,231
Net loss................................................
                                                                     ---     ------    ---      ----     ---      --------
Balance, December 31, 1997..............................              --      9,352      1       300       0         8,107
Issuance of Series B Preferred Stock for cash of $1.50
 per share, net of issuance costs of $75,543............                                                            15,988
Issuance of warrants....................................
Issuance of options for services rendered...............                                                                 5
Issuance of options for services rendered...............                                                                29
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................                     48,799      5                              24
Issuance of Series C Preferred stock for cash of $3.25
 per share, net of issuance costs of $36,031............                                                            16,014
Issuance of warrants under joint development
 agreement..............................................
Exercise of warrants....................................                                                               850
Cumulative Translation Adjustment.......................
Net Loss................................................
                                                                     ---     ------    ---      ----     ---      --------
Balance as of December 31, 1998.........................              --      9,400      1       300       0        41,019
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................                        600      0                             850
Exercise of voting common stock warrants at $.50 per
 share..................................................                        163      0                             143
Purchase of Treasury Stock..............................                        (12)    (0)
Issuance of common stock for services rendered..........                          3     --                              10
Issuance of warrants for Subordinated-Debt agreement....
Issuance of warrants for CART Rights agreement..........
Issuance of warrants for Media One Broadband
 agreement..............................................
Issuance of warrants for Excite agreement...............
Issuance of warrants for NBC JV agreement...............
Issuance of options for services rendered...............                                                               345
Issuance of Series D Preferred Shares at $9.00 per share
 less issuance cost accrual of $790,344.................               0                                            39,959
Exercise of warrants....................................                                                               848
Initial Public Offering net of issuance costs of
 $5,560,611.............................................                      5,000      1                          54,395
Conversion of Preferred Stock to Common Stock...........              (0)    28,552      3
Cumulative Translation Adjustment.......................                                                               (53)
Unrealized gain/(loss) on available-for-sale
 securities.............................................                                                               (58)
Net Loss................................................
                                                                     ---     ------    ---      ----     ---      --------
Balance as of December 31, 1999.........................                     43,706      4       300       0       137,459
Exercise of voting common stock options to employees for
 cash of $0.50 per share (unaudited)....................                        261      0                           1,133
Issuance of options for services rendered (unaudited)...                                                               500
Issuance of stock for net assets acquired (unaudited)...                                 0                          22,389
Cumulative Translation Adjustment (unaudited)...........                                                                16
Unrealized gain/(loss) on available-for-sale
 securities.............................................                                                               (17)
Net Loss (unaudited)....................................
                                                                     ---     ------    ---      ----     ---      --------
Balance as of March 31, 2000 (unaudited)................             $--     43,967    $ 5       300     $ 0      $161,481
                                                                     ===     ======    ===      ====     ===      ========


                                                                                                    TOTAL
                                                          TREASURY   WARRANTS    ACCUMULATED    STOCKHOLDERS'
                                                           STOCK     AND OTHER     DEFICIT     EQUITY/(DEFICIT)
                                                          --------   ---------   -----------   ----------------
Balance, January 1, 1997................................   $  --     $     --     $ (1,566)        $ (1,566)
Issuance of common stock to founder for cash net of
 issuance costs.........................................      --           --           --              100
Issuance of common stock to founder for cash net of
 issuance costs of $31,401..............................                                                969
Issuance of common stock for cash at $.50 per share of
 issuance costs of $17,591..............................                                              1,808
Issuance of warrants in connection with promissory
 notes..................................................                   62                            62
Issuance of Series A Preferred Stock for cash of $0.68
 per share, net of issuance costs of $18,141............                                              5,232
Net loss................................................                            (4,942)          (4,942)
                                                           -----     --------     --------         --------
Balance, December 31, 1997..............................      --           62       (6,508)           1,663
Issuance of Series B Preferred Stock for cash of $1.50
 per share, net of issuance costs of $75,543............                                             15,989
Issuance of warrants....................................              588,734                       588,734
Issuance of options for services rendered...............                                                  5
Issuance of options for services rendered...............                                                 29
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................                                                 24
Issuance of Series C Preferred stock for cash of $3.25
 per share, net of issuance costs of $36,031............                                             16,015
Issuance of warrants under joint development
 agreement..............................................                  264                           264
Exercise of warrants....................................                 (438)                          412
Cumulative Translation Adjustment.......................                  161                           161
Net Loss................................................                            (9,538)          (9,538)
                                                           -----     --------     --------         --------
Balance as of December 31, 1998.........................      --          477      (16,046)          25,453
Exercise of voting common stock options to employees for
 cash of $0.50 per share................................                                                850
Exercise of voting common stock warrants at $.50 per
 share..................................................                  (62)                           81
Purchase of Treasury Stock..............................    (107)                                      (107)
Issuance of common stock for services rendered..........                                                 10
Issuance of warrants for Subordinated-Debt agreement....                  572                           572
Issuance of warrants for CART Rights agreement..........                  401                           401
Issuance of warrants for Media One Broadband
 agreement..............................................                1,154                         1,154
Issuance of warrants for Excite agreement...............                  702                           702
Issuance of warrants for NBC JV agreement...............                5,001                         5,001
Issuance of options for services rendered...............                                                345
Issuance of Series D Preferred Shares at $9.00 per share
 less issuance cost accrual of $790,344.................                                             39,960
Exercise of warrants....................................                 (415)                          433
Initial Public Offering net of issuance costs of
 $5,560,611.............................................                                             54,396
Conversion of Preferred Stock to Common Stock...........                                                 --
Cumulative Translation Adjustment.......................                                                (53)
Unrealized gain/(loss) on available-for-sale
 securities.............................................                                                (58)
Net Loss................................................                           (56,884)         (56,884)
                                                           -----     --------     --------         --------
Balance as of December 31, 1999.........................    (107)       7,831      (72,930)          72,257
Exercise of voting common stock options to employees for
 cash of $0.50 per share (unaudited)....................                                              1,133
Issuance of options for services rendered (unaudited)...                                                500
Issuance of stock for net assets acquired (unaudited)...                                             22,389
Cumulative Translation Adjustment (unaudited)...........                                                 16
Unrealized gain/(loss) on available-for-sale
 securities.............................................                                                (17)
Net Loss (unaudited)....................................                           (15,143)         (15,143)
                                                           -----     --------     --------         --------
Balance as of March 31, 2000 (unaudited)................   $(107)    $  7,831     $(88,074)        $ 81,136
                                                           =====     ========     ========         ========

The accompanying notes are an integral part of these consolidated financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                         YEARS ENDED               THREE MONTHS ENDED
                                                        DECEMBER 31,                    MARCH 31,
                                                -----------------------------   -------------------------
                                                 1997       1998       1999        1999          2000
                                                -------   --------   --------   -----------   -----------
                                                                                (UNAUDITED)   (UNAUDITED)
Cash flows from operating activities:
  Net loss....................................  $(4,942)  $ (9,538)  $(56,884)    $(7,848)     $(15,143)
  Adjustments to reconcile net loss to net
     cash used in operating activities:
     Loss on disposal of fixed assets.........       --         --         --          --           171
     Depreciation and amortization of property
       and equipment..........................       68        530      4,217         430         1,417
     Amortization of acquired rights..........       --         --      3,441          --         1,822
     Minority interest amortization of
       programming rights.....................       --         --     (1,936)         --          (645)
     Non-cash compensation-related charges and
       other..................................      106        450      1,433         569           500
     Changes in operating assets and
       liabilities:
       Inventory..............................       --         --         --          --           (91)
       Accounts receivable....................      (76)    (1,074)    (4,916)        331        (1,976)
       Prepaid expenses and other.............     (199)       (85)      (920)       (670)       (1,917)
       Other assets...........................       --         --       (640)         --           406
       Accounts payable.......................      410       (433)     2,138       1,447        (1,221)
       Accrued expenses.......................       (1)     1,117      2,598        (473)        2,302
       Acquired rights........................       --         --       (200)         --          (275)
       Deferred revenues......................      781     (1,826)     3,385        (231)          421
                                                -------   --------   --------     -------      --------
          Net cash used in operating
            activities........................   (3,853)   (10,859)   (48,286)     (6,444)      (14,229)
                                                -------   --------   --------     -------      --------
Cash flows from investing activities:
  Net sale/(purchases) of marketable
     securities...............................       --         --    (64,902)         --        18,205
  Business acquisitions, net of cash
     acquired.................................       --         --         --          --           130
  Purchase of property and equipment..........     (295)    (2,723)    (9,310)     (2,567)       (2,252)
                                                -------   --------   --------     -------      --------
          Net cash used in investing
            activities........................     (295)    (2,723)   (74,212)     (2,567)       16,083
                                                -------   --------   --------     -------      --------
Cash flows from financing activities:
  Proceeds from long term financing
     arrangements.............................       --        750      8,700         331            --
  Proceeds from bridge loan...................      532         --         --          --            --
  Payments on notes, long-term capital leases
     and financing arrangements...............       --        (79)    (2,322)        (76)       (1,370)
  Proceeds from the issuance of common stock,
     net of issuance cost.....................    2,877         24     56,167         120         1,132
  Purchase of Treasury Stock..................       --         --       (107)        (95)           --
  Proceeds from the issuance of Preferred
     stock, net of issuance cost..............    4,700     32,854     39,920          --            --
                                                -------   --------   --------     -------      --------
          Net cash provided by financing
            activities........................    8,109     33,550    102,358         279          (237)
                                                -------   --------   --------     -------      --------
Net increase/(decrease) in cash...............    3,961     19,968    (20,139)     (8,731)        1,617
Cash, beginning of period.....................       65      4,027     23,994      23,994         3,855
                                                -------   --------   --------     -------      --------
Cash, end of period...........................  $ 4,027   $ 23,994   $  3,855     $15,263      $  5,472
                                                =======   ========   ========     =======      ========

The accompanying notes are an integral part of these consolidated financial statements.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

DESCRIPTION OF BUSINESS

     Quokka is an independent digital sports network providing real-time coverage of sporting events for worldwide audiences. Using digital assets generated at sports venues that are under-utilized by traditional media, Quokka is building a digital sports network by creating digital programming content that is specifically designed for interactive distribution systems and other entertainment devices. Quokka operates as a single segment business.

     Revenues are generated from digital entertainment and other sponsorships, advertising, electronic commerce, the sale of content and studio services. The majority of revenues are derived from the sale of sponsorship packages to corporations. Digital entertainment sponsors may embed their products in Quokka's productions and obtain branding on the network or specific network properties, access to development projects, the use of trademarks and logos and participation in various print and media campaigns.

GOING CONCERN DISCUSSION

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As of June 30, 2000, the Company had approximately $23.3 million in cash, cash equivalents and marketable securities. As shown in the consolidated financial statements, the Company has experienced a substantial increase in operating expenses since inception in connection with the growth of its operations and staffing. The Company has incurred significant operating losses since inception, has an accumulated deficit of $112.7 million at June 30, 2000 and had operating cash outflows during the six months ended June 30, 2000 of $34.0 million.

     The Company was not in compliance with certain covenants related to its debt facilities at June 30, 2000, but has received the appropriate waivers for the six months ended June 30, 2000 and through August 31, 2000. If the Company is not in compliance at any of the future quarterly dates, the bank has the right to call the loan which could cause the Company to renegotiate with the bank for forbearance, make other financial arrangements or take other actions in order to pay down the loan, if required. However, there can be no assurance that such revised covenants will be met or that replacement financing will be available. These matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

     The Company has determined that it must raise additional funds to support its operations and implement its business strategy over the next 12 months, and is undertaking efforts to raise additional capital. These efforts include the planned issuance of convertible promissory notes in a private placement during the third quarter of 2000, with expected gross proceeds of approximately $50 million. The Company believes that the net proceeds from this offering, along with cash, cash equivalents and marketable securities on hand, will be sufficient to fund its cash requirements for operations, working capital and capital expenditures for at least the next 12 months. Thereafter, the Company may need to raise additional funds. In the event that this planned offering is not consummated, the Company believes that it will need to raise additional capital, either from the sale of equity or debt securities, or from other sources such as borrowings from banks, in order to continue with its current business strategy on the planned timetable. Although no assurances can be given that the efforts to raise additional capital will be successful, based on the Company's history of raising equity, the Company believes that it can successfully raise funds necessary to support its plans for the next 12 months. In the event that the Company is not able to raise such additional funds, it has prepared a contingency plan that consists of reductions in personnel and marketing and capital expenditures which, in the opinion of our management, could be implemented and would allow the Company to continue our operations for a reasonable period of

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

time. However, the implementation of this contingency plan could have material adverse effects on the Company's long-term operations.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of Quokka, and all of its wholly and majority-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements. Investments in and advances to our joint venture in which we have a 50% ownership interest are accounted for by the equity method.

CASH AND CASH EQUIVALENTS

     Quokka includes in cash and cash equivalents all highly liquid investments that mature within three months of their purchase date. Cash equivalents consist primarily of money market funds.

MARKETABLE SECURITIES

     Marketable securities consist of municipal bonds and notes, corporate bonds, commercial paper and money market funds. Marketable securities are stated at market value as determined by the most recently traded price of each security at the balance sheet date. All marketable securities are defined as available-for-sale securities in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Any unrealized gains or losses are excluded from earnings and are reported as a separate component of stockholders' equity until realized.

PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost and are depreciated on a straight-line basis over the estimated useful lives of the related assets that range from three to five years. Leased assets are amortized on a straight-line basis over the lesser of the estimated useful life or the lease term. Maintenance and repairs are charged to operations as incurred. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations in the period realized.

INCOME TAXES

     Income taxes are accounted for in accordance with SFAS No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

ACQUIRED MEDIA RIGHTS

     Quokka and its subsidiaries and joint venture account for acquired programming rights pursuant to SFAS No. 63. Under SFAS No. 63, a licensee shall report an asset and a liability for the rights acquired and obligations incurred under a license agreement when the license period begins and other conditions, including availability and acceptance, have been met. The assets are amortized using the greater of the ratio of rights contributed during the period in relation to the total rights expected or on a straight-line method over their estimated useful life.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

     The functional currency of Quokka's subsidiaries is the local currency. Accordingly, Quokka applies the current rate method to translate the subsidiaries' financial statements into United States dollars. SFAS 130 establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains/losses on available-for-sale securities. Translation adjustments are deemed immaterial and included as a component of additional paid in capital in the accompanying financial statements.

REVENUE RECOGNITION

     Quokka generates revenues from digital entertainment sponsorships, advertising, electronic commerce, the sale of content, and studio services. Prior to April 1999, sponsorship revenues were recognized over the term of the sponsored event based on the ratio of current period impressions to projected total ultimate impressions based on a determination that no significant obligations remained and collection of the resulting receivable was probable. Digital entertainment sponsorships signed subsequently represent multi-year, multi-event and multi-benefit sponsorships. Annual revenues from these new sponsorships are recognized using the straight line method over the terms of the agreements.

     Revenues from studio services are recognized in the period the service is provided. Advertising and electronic commerce revenues, which have not been material to date, are recognized when the commitment is met or product is shipped and payment is assured. Quokka will recognize revenue from the sale of its proprietary content in accordance with the provisions of SFAS No. 63. Quokka has accepted property and services as payment for sponsorship. Property and services received as payment are valued at fair market value based on the amounts normally charged to third parties for similar property and services.

COST OF REVENUES

     Cost of revenues consists primarily of production costs, amortization of acquired programming and distribution rights and other costs related to e-commerce revenue including product fulfillment and inbound and outbound shipping costs. Production costs include costs of personnel and consultants, computer hardware and software, travel, satellite transmission costs, field gear, cameras, satellite phones, marketing and an allocation of general and administrative expenses.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Carrying amounts of certain of Quokka's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities, approximate fair value due to their short maturities. Based upon borrowing rates currently available for Quokka for loans with similar terms, the carrying value of capital lease obligations approximates fair value.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

BUSINESS RISK AND CONCENTRATION OF CREDIT RISK

     Quokka operates in the Internet industry, which are rapidly evolving and intensely competitive. Quokka potentially competes with other Internet companies, large, established media companies and sports marketing organizations.

     Quokka performs ongoing credit evaluations, does not require collateral and does not currently maintain any reserves for potential credit losses. For the year ended December 31, 1997, three customers accounted for 52%, 21% and 15% of all revenues generated by Quokka. At December 31, 1997, there were no receivables from these customers.

     For the year ended December 31, 1998, three customers accounted for 52%, 16% and 12%, respectively, of all revenues generated by Quokka. At December 31, 1998, 23% of the outstanding accounts receivable was attributable to the smallest of the three largest customers. One additional customer accounted for another 65% of total outstanding accounts receivable. The remaining accounts receivable balance at December 31, 1998 was attributable to three additional customers.

     For the year ended December 31, 1999, four customers accounted for 27%, 23%, 14% and 15%, respectively, of all revenues generated by Quokka. At December 31, 1999, four customers accounted for 43%, 15%, 14% and 11%, respectively, of total outstanding accounts receivable.

     For the three months ended March 31, 2000, three customers accounted for 28%, 16% and 14%, respectively, of all revenues generated by Quokka. At March 31, 2000, three customers accounted for 31%, 20% and 17%, respectively, of total outstanding accounts receivable

RESEARCH AND ENGINEERING

     Research and engineering expenses include personnel costs, costs incurred to improve and develop the "Quokka Sports Platform," broadband applications and costs associated with network operations. Research and engineering costs are expensed as incurred.

ADVERTISING

     Advertising is expensed as incurred. Advertising expenses which are included in sales and marketing expenses for the years then ended were $62,000 in 1997, $554,000 in 1998 and $7,727,000 1999. Advertising expenses for the three months ended March 31, 2000 were $3,894,000.

STOCK-BASED COMPENSATION

     In 1997, Quokka adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-based Compensation." Quokka has elected to continue accounting for stock-based compensation issued to the employees using Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" and, accordingly, pro forma disclosures required under SFAS No. 123 have been presented (See Note 10). Under APB No. 25, compensation expense is based on the difference, if any, on the date of the grant, between the fair value of Quokka's common stock and the exercise price. Additionally, pursuant to SFAS No. 123, stock issued to non-employees is accounted for at the fair value of the equity instruments issued, or at the fair value of the consideration received, whichever is more reliably measurable.

RECLASSIFICATION

     Quokka has reclassified the presentation of certain prior year information to conform to the current year presentation. These changes had no effect on previously reported financial position or results of operations.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NET LOSS PER SHARE AND PRO FORMA NET LOSS PER SHARE

     Quokka computes net loss per share in accordance with SFAS No. 128, "Earnings per Share", and SEC Staff Accounting Bulletin ("SAB") No. 98. Under the provisions of SFAS No. 128 and SAB No. 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of vested common and common equivalent shares outstanding during the period. However, as Quokka generated net losses in all periods presented, common equivalent shares, composed of incremental common shares issuable upon the exercise of stock options and warrants and upon conversion of preferred stock, are not included in diluted net loss per share because such shares are anti-dilutive.

     Pro forma net loss per share is computed using the weighted average number of common shares outstanding, including the pro forma effects of the automatic conversion of Quokka's preferred stock and exercise of in the money warrants as if such conversion and exercise occurred on January 1, 1998 or at the date of original issuance, if later. The resulting pro forma adjustments result in an increase in the weighted average shares used to compute basic and diluted net loss per share. Pro forma common equivalent shares, composed of unvested restricted common stock and incremental common shares issuable upon the exercise of stock options and warrants, are not included in pro forma diluted net loss per share because they would be anti-dilutive.

     The following table sets forth the computation of historical and pro forma basic and diluted net loss per share for the periods indicated.

                                                                                THREE MONTHS ENDED
                                                   YEARS ENDED DECEMBER 31,         MARCH 31,
                                                 ----------------------------   ------------------
                                                  1997      1998       1999      1999       2000
                                                 -------   -------   --------   -------   --------
                                                                                   (UNAUDITED)
Numerator:
     Net loss available to common
       stockholders............................  $(4,942)  $(9,538)  $(56,884)  $(7,848)  $(15,143)
Denominator:
     Weighted average shares...................    6,792     9,657     39,387     9,773     44,242
     Weighted average unvested common shares
       subject to repurchase agreements........       --        (2)       (21)       17        (40)
                                                 -------   -------   --------   -------   --------
     Denominator for basic and diluted
       calculation.............................    6,792     9,655     39,366     9,790     44,202
                                                 =======   =======   ========   =======   ========
Net loss per share:
     Basic and diluted.........................  $ (0.73)  $ (0.99)  $  (1.45)  $ (0.80)  $  (0.34)
Anti-dilutive securities including options,
  warrants and preferred stock not included in
  historical net loss per share calculations...    1,643    17,755     11,840    32,686     11,321
                                                 =======   =======   ========   =======   ========
Pro forma net loss per share:
Net loss.......................................            $(9,538)             $(7,848)
Shares used in computing net loss per share,
  basic and diluted............................              9,655                9,790
Adjustment to reflect assumed conversion of
  preferred stock and exercise of warrants.....             14,260               24,245
Shares used in computing pro forma net loss per
  share, basic and diluted.....................             23,915               34,035
                                                 =======   =======   ========   =======   ========
Pro forma net loss per share, basic and
  diluted......................................            $ (0.40)             $ (0.23)

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. The Statement, which is effective for the Company in 2000, requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measures those instruments at fair value. The Company is assessing the requirements of SFAS No. 133 and the effects, if any, on the Company's financial position, results of operations and cash flows.

     In July 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137 ("SFAS No. 137"), "Accounting with Derivative Instruments and Hedging Activities Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date until the first fiscal quarter ending June 30, 2000. The Company will adopt SFAS No. 133 in its quarter ending June 30, 2000. The Company has not engaged in hedging activities or invested in derivative instruments.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), "Revenue Recognition in Financial Statements." SAB No. 101 summarizes certain of the SEC's views in applying generally accepted accounting principles ("GAAP") to revenue recognition in financial statements. The adoption of SAB No. 101 did not have a material effect on the Company's financial statements.

     In April 2000, FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation -- an interpretation of APB Opinion No. 25" ("FIN No. 44") was issued. FIN No. 44 clarifies the application of APB No. 25 for only certain issues. Among other issues, FIN No. 44 clarifies the definition of employee for purposes of applying APB No. 25, the criteria for determining whether a plan qualifies as a non-compensatory plan, the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and the accounting for an exchange of stock compensation awards in a business combination. FIN No. 44 is effective July 1, 2000, but certain conclusions in this interpretation cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of certain of the conclusions of FIN No. 44 covering events occurring during the period after December 15, 1998 or January 12, 2000 did not have a material impact on the Company's financial position and results of operations. The Company does not expect that the adoption of the remaining conclusions will have a material effect on the financial statements.

     In January 2000, the Emerging Issues Task Force ("EITF") reached a consensus on EITF 99-17, "Accounting for Advertising Barter Transactions" (the "Issue"). This Issue states that revenue and expense should be recognized at fair value from an advertising barter transaction only if the fair value of the advertising surrendered in the transaction is determinable within the limits of this Issue. If the fair value of the advertising surrendered in the barter transaction is not determinable within the limits of this Issue, the barter transaction should be recorded based on the carrying amount of the advertising surrendered, which likely would be zero. This Issue may be applied either prospectively to transactions after January 20, 2000, or as a change in accounting principle.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized holding gains, gross unrealized holding losses and fair value of available-for-sale securities at March 31, 2000 is as follows (in thousands). Included in marketable securities as of March 31, 2000 is $17.9 million of restricted cash related ton three office leases, the employee stock purchase plan and certain funding requirements in association with NBC/Quokka Ventures, LLC, our joint venture with NBC Olympics, Inc as well as certain. There were no marketable securities as of December 31, 1998.

                                                               GROSS               GROSS
                                          AMORTIZED          UNREALIZED          UNREALIZED          FAIR
                                             COST          HOLDING GAINS       HOLDING LOSSES       VALUE
                                        --------------    ----------------    ----------------    ----------
At December 31, 1999
Cash and cash equivalents.............     $   428              --                   --                428
Municipal bonds and notes.............      21,372               4                   --             21,376
Corporate bonds.......................      16,010              --                  (50)            15,960
Commercial paper......................      27,150              --                  (12)            27,138
                                           -------               --                 ---             ------
                                           $64,960               4                  (62)            64,902
                                           =======               ==                 ===             ======

                                                               GROSS               GROSS
                                          AMORTIZED          UNREALIZED          UNREALIZED          FAIR
                                             COST          HOLDING GAINS       HOLDING LOSSES       VALUE
                                        --------------    ----------------    ----------------    ----------
At March 31, 2000
Cash and cash equivalents.............     $    --              --                   --                 --
Municipal bonds and notes.............      18,109              --                   (7)            18,102
Corporate bonds.......................      11,856              --                  (60)            11,796
Commercial paper......................      16,806              --                   (7)            16,799
                                           -------               --                 ---             ------
                                           $46,771              --                  (74)            46,697
                                           =======               ==                 ===             ======

4. ACQUIRED RIGHTS

     Acquired programming rights pertain to licensing fees paid for programming rights related to our joint venture with NBC Olympics, Inc. for U.S. Digital Coverage of the Olympic Games, the exclusive worldwide interactive media rights to the FIM 500cc Road Racing Championship Grand Prix and America's Cup 2000 Yacht Race. Acquired distribution rights represent licensing fees paid for the rights to distribute our programming on Excite@Home and Terra Networks. Acquired programming rights to sporting events and acquired distribution rights are amortized over their respective license periods on a straight line basis. Amortization associated with these rights amounted to $3,441,000 for the year ended December 31, 1999. There was no amortization expense in 1998 or 1997. Amortization amounted to $1,822,000 for the three months ended March 31, 2000.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. PROPERTY AND EQUIPMENT

     Property and equipment consists of:

                                                                DECEMBER 31,
                                                              -----------------    MARCH 31,
                                                               1998      1999        2000
                                                              ------    -------    ---------
Computer, telecommunications, software & office equipment...  $2,242    $ 9,097     $12,602
Furniture and fixtures......................................     356      1,129       1,201
Leasehold improvements......................................     568      2,477       4,532
Leased equipment............................................      75        505         505
Production equipment........................................      94      2,383       2,433
                                                              ------    -------     -------
                                                               3,335     15,590      21,273
Less accumulated depreciation and amortization..............     599      5,039       7,200
                                                              ------    -------     -------
  Property and equipment, net...............................  $2,736    $10,551     $14,073
                                                              ======    =======     =======

     Accumulated amortization related to leased equipment was $38,000 and $178,000 at December 31, 1998 and 1999, respectively. Accumulated amortization was $220,000 at March 31, 2000. There were no asset disposals during the years ended December 31, 1997, 1998 or 1999 or during the three months ended March 31, 2000.

6. ACCRUED LIABILITIES

                                                                DECEMBER 31,
                                                              ----------------    MARCH 31,
                                                               1998      1999       2000
                                                              ------    ------    ---------
Accrued compensation and related expenses...................  $  579    $1,184     $1,693
Accrued accounts payable expenses...........................     620     1,597      4,749
Accrued Other...............................................             1,016      2,442
                                                              ------    ------     ------
  Total accrued liabilities.................................  $1,199    $3,797     $8,884
                                                              ======    ======     ======

     Accrued liabilities are comprised of:

7. NOTES PAYABLE

     Notes payable are summarized as follows:

                                                                DECEMBER 31,
                                                              -----------------    MARCH 31,
                                                               1998      1999        2000
                                                              ------    -------    ---------
Notes payable to bank(a)....................................  $  708    $   458     $   396
Notes payable to bank(b)....................................              2,000       2,000
Notes payable to third party(c).............................              5,113       4,725
Notes payable associated with acquired distribution and
  programming rights(d).....................................              7,244       6,844
Note payable to third party(e)..............................              1,538       1,165
Note payable to third party(f)..............................                 --       4,000
Other notes payable.........................................      83        770       1,187
                                                              ------    -------     -------
                                                                 791     17,123      20,316
Less current installments...................................     290      5,921      10,126
                                                              ------    -------     -------
                                                              $  501    $11,202     $10,190
                                                              ======    =======     =======

---------------
(a) Notes payable to bank represents an equipment financing loan that is secured by furniture, fixtures and equipment. Terms of the loan calls for monthly payments over 36 months commencing November 23,

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     1998. The note bears interest at 0.75% over the prime rate as quoted by the bank (8.50% at December 31, 1999). The agreement also requires the Company to be in compliance with certain financial covenants. The Company was in compliance with its covenants as of December 31, 1999.

(b) Notes payable to bank represents an equipment financing loan that is secured by furniture, fixtures and equipment. Terms of the loan calls for monthly payments over 48 months commencing August 31, 1999. The note bears interest at 0.75% over the prime rate as quoted by the bank (8.50% at December 31, 1999). The agreement also requires the Company to be in compliance with certain financial covenants. The Company was in compliance with its covenants as of December 31, 1999.

(c) Notes payable to third party represents subordinated debt agreements, due in 36 monthly installments over the terms of the agreements. In connection with these agreements, warrants were issued for the purchase of 215,384 shares of Series C Preferred Stock at an exercise price of $3.25, which were automatically converted into warrants to purchase, on a one to one basis, shares of common stock. The fair value of these warrants of $552,486 was calculated using the Noreen-Wolfson and has been treated as a loan commitment fee and was amortized over the term of the six month draw-down period as no further services are requested to earn the warrants, and they are fully vested.

(d) Obligations under acquired programming and distribution rights pertain to licensing fees paid for rights to certain sporting events and rights to distribute our content. Acquired rights obligations are payable in quarterly payments over the terms of the agreements ranging from two to three years. (see note 3)

(e) Note payable to third party represents debt related to software licensing fees which are payable in quarterly installments over the term of the two year agreement.

(f) Note payable to third party represents a bridge loan dated November 15, 1999 in connection with a loan and security agreement with the Company. The loan is collateralized by certain assets of the Company. The note was subsequently paid in full during the second quarter of 2000.

     Future minimum annual principal payments at December 31, 1999, are as follows (in thousands):

2000........................................................  $ 5,921
2001........................................................    5,764
2002........................................................    4,910
2003........................................................      528
2004........................................................       --
Thereafter..................................................       --
                                                              -------
                                                              $17,123
                                                              =======

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8. COMMITMENTS

     Quokka leases office facilities and equipment under noncancelable operating leases. Rental expense under these operating leases for the years ended 1997, 1998 and 1999 was approximately $150,000, $233,000 and $1,600,000, respectively.
Rental expense under these operating leases for the three months ended March 31, 2000 was approximately $996,000. Additionally, Quokka leases certain office equipment under capital lease agreements. These leases are due in monthly installments at various dates through 2004. Minimum future payments under capital and operating lease agreements for the years ended December 31, are as follows (in thousands):

                                                            CAPITAL    OPERATING
                                                            LEASES      LEASES
                                                            -------    ---------
2000......................................................   $154       $ 4,824
2001......................................................    108         5,173
2002......................................................    108         4,300
2002......................................................    104         4,374
2004......................................................     16         4,427
Thereafter................................................     --        17,598
                                                             ----       -------
                                                             $490       $40,696
                                                                        =======
Less amount representing interest.........................     79
                                                             ----
Present value of minimum lease payments under capital
  lease...................................................    411
Less current portion......................................    120
                                                             ----
          Non-current portion.............................   $291
                                                             ====

9. INCOME TAXES

     The provision for income taxes are summarized as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                       ------------------------------
                                                         1999       1998       1997
                                                       --------    -------    -------
Current tax expense
  Federal............................................
  State..............................................  $      1    $     1    $     1
  Foreign............................................        36         12         --
Deferred tax expense
  Federal............................................   (19,621)    (2,846)    (1,439)
  State..............................................    (1,891)      (486)      (128)
Valuation allowance..................................    21,512      3,332      1,567
                                                       --------    -------    -------
Net tax provision....................................  $     37    $    13    $     1
                                                       ========    =======    =======

     The change in the valuation allowance was $21,380,705 during the year ended December 31, 1999 and $3,332,030 during the year ended December 31, 1998. Tax expenses, which were insignificant, were recorded in general and administrative expenses. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Management believes it is more likely that not the Company will realize the benefits of these deductible differences. However given the uncertainty, a full valuation allowance has been provided for the total net deferred tax assets at December 31, 1999.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The primary components of the net deferred tax asset are:

                                                                DECEMBER 31,
                                                       ------------------------------
                                                         1999       1998       1997
                                                       --------    -------    -------
Net operating loss carryforward......................  $ 22,681    $ 4,671    $ 1,527
Capitalized research and experimentation costs.......       219
Tax credits..........................................       430
Deferred revenue.....................................     1,499
Other................................................     1,582        228         40
                                                       --------    -------    -------
Total deferred tax asset.............................    26,411      4,899      1,567
Valuation allowance..................................  $(26,411)   $(4,899)   $(1,567)
                                                       ========    =======    =======
Net..................................................  $     --    $    --    $    --
                                                       ========    =======    =======

     As of December 31, 1999, the Company has net operating loss carryforwards of $65,592,519 for federal tax purposes expiring in 2011 through 2019, and $35,007,274 for California income tax purposes which expire in 2003 through 2004. The Company has research and development credit carryforwards of $350,573 for federal purposes and $198,315 for state purposes. The credits expire in 2019. The issuance of class A preferred stock in December, 1997, resulted in a change of ownership under Section 382 of the Internal Revenue Code. As a result of the change, approximately $3.8 million in federal losses and $1.8 million in California losses are subject to an annual limitation of $254,319. In addition, due to changes in the Company's ownership after 1997, the amount of net operating losses and research and development credits available to offset future federal income tax liabilities may be limited. The amount of such limitation, if any, has not been determined. The losses incurred while operating as Ozware Developments Unit Trust in Australia are not available for future utilization, therefore, no deferred income taxes were recorded in the financial statements.

     The effective income tax rate differs from the federal statutory income tax rate of 34% primarily as a result of state income taxes and the change in the valuation allowance. The difference between Quokka's effective income tax rate and the Federal statutory rate is reconciled below:

                                                          YEARS ENDED DECEMBER 31,
                                                       ------------------------------
                                                         1999       1998       1997
                                                       --------    -------    -------
Provision at Federal Rate............................  $(19,340)   $(3,243)   $(1,702)
State tax, net of Federal benefit....................    (1,914)      (556)      (291)
Change in valuation allowance........................    21,512      3,332      1,567
Other................................................      (221)       480        427
                                                       --------    -------    -------
Net tax provision....................................  $     37    $    13    $     1
                                                       ========    =======    =======

10. STOCKHOLDERS' EQUITY

PREFERRED STOCK

     In July 1999 and upon completion of the Company's initial public offering, all 28,552,264 shares of Series A, B, C & D preferred stock were automatically converted on a one to one basis into common stock of the Company.

WARRANTS

     Outstanding warrants to purchase 3,115,336 shares of preferred and common stock were automatically converted into warrants to purchase 3,113,252 shares of common stock (after consideration of net exercises). Concurrent with the IPO, warrants were exercised to purchase 452,048 share of common stock, resulting in additional capital proceeds to the Company of $486,000.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1998 and 1999, the Company had 508,848 and 2,693,288 of stock purchase warrants outstanding, respectively. These warrants were issued in connection with private placements and other means of financing. The holders of these warrants are entitled to receive one share of common stock of the Company for one warrant exercised. The warrants have exercise prices ranging from $3.25 to $42.26 and expire ten years from the date of grant.

     The estimated fair value of the above warrants have been determined based on the Noreen-Wolfson fair value model with a volatility of 70%.

ISSUANCE OF STOCK OPTIONS TO NON-EMPLOYEES FOR SERVICES

     The Company has recorded $62,000, $853,000 and $3,208,000 of compensation expense in 1997, 1998 and 1999 respectively, relating to stock options issued to non-employees for services rendered during those years.

11. STOCK OPTIONS

     Pursuant to the Quokka Sports, Inc. 1997 Equity Incentive Plan ("the Plan"), employees, directors and consultants of Quokka may be granted options to purchase shares of common stock. At December 31, 1999, 13,350,000 shares of common stock were reserved for issuance pursuant to the Plan. Incentive Stock Options are granted to the extent permissible under IRS rules and generally vest over a four-year term.

     Concurrent with the IPO, the Company initiated the 1999 Non-Employee Directors' Stock Option Plan. All non-employee directors as of the IPO date received grants of 25,000 shares pursuant to the terms of the Plan. New non-employee directors automatically receive grants of 25,000 shares upon their appointment to the Board of Directors. Starting June 1, 2000, all non-employee directors will automatically be granted an annual grant of 25,000 shares (or a reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director). All options granted under this plan are non-qualified and immediately exercisable with a three-year term.

     A summary of the activity under both Plans together with options granted outside of the Plan is as follows:

                                                        EXERCISE                         WEIGHTED
                                                         PRICE          AGGREGATE        AVERAGE
                                         SHARES        PER SHARE          PRICE       EXERCISE PRICE
                                       ----------    --------------    -----------    --------------
Outstanding at December 31, 1996.....          --          --                   --           --
  Granted............................   1,340,000        $0.50         $   670,000        $0.50
  Cancelled..........................    (252,000)       $0.50            (126,000)       $0.50
                                       ----------    --------------    -----------        -----
Outstanding at December 31, 1997.....   1,088,000        $0.50             544,000        $0.50
  Granted............................   2,760,000    $0.50 - $ 2.60      3,736,200        $1.34
  Exercised..........................     (48,799)       $0.50             (24,400)       $0.50
  Cancelled..........................    (239,001)   $0.50 - $ 1.50       (176,000)       $0.74
                                       ----------    --------------    -----------        -----
Outstanding at December 31, 1998.....   3,560,200    $0.50 - $ 2.60      4,079,800        $1.12
                                       ----------    --------------    -----------        -----
  Granted............................   7,619,500    $3.25 - $17.00     62,270,500        $8.17
  Exercised..........................    (557,617)   $0.50 - $ 8.50       (587,900)       $1.05
  Cancelled..........................  (1,350,246)   $0.50 - $12.00     (7,690,600)       $5.70
                                       ----------    --------------    -----------        -----
Outstanding at December 31, 1999.....   9,271,837    $0.50 - $17.00    $58,071,800        $6.26
                                       ==========    ==============    ===========        =====

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1999, options to purchase 1,322,830 shares were fully vested.

     The following table summarizes information with respect to stock options outstanding at December 31, 1999:

                                OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                  -----------------------------------------------   ----------------------------
                    NUMBER      WEIGHTED AVERAGE      WEIGHTED        NUMBER         WEIGHTED
   RANGE OF       OUTSTANDING      REMAINING          AVERAGE       EXERCISABLE      AVERAGE
EXERCISE PRICES   AT 12/31/99   CONTRACTUAL LIFE   EXERCISE PRICE    12/31/99     EXERCISE PRICE
---------------   -----------   ----------------   --------------   -----------   --------------
     $0.50           930,965          7.85             $ 0.50          301,453        $0.50
$ 0.75 - $ 1.50..  1,136,400          8.58             $ 1.25          235,727        $1.22
$ 2.25 - $ 3.25..    781,200          8.97             $ 2.71          137,979        $2.52
$ 6.88 - $ 7.44..  2,079,636          9.60             $ 7.02          308,013        $7.00
$ 8.00 - $ 8.50..  2,924,536          9.57             $ 8.30           47,007        $8.60
$ 9.00 - $ 9.75..    490,300          9.83             $ 9.10           20,751        $9.00
$10.00 - $12.00..    896,300          9.00             $ 9.77          271,900        $6.33
$12.25 - $17.00..     32,500          9.77             $12.55               --
                   ---------                                         ---------
                   9,271,837                                         1,322,830
                   =========                                         =========

     The following information concerning the Plan is provided in accordance with Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123). Quokka accounts for the Plan in accordance with Accounting Principles Board (APB) Opinion No. 25 and related interpretations.

     The fair value of each employee stock option grant has been estimated on the date of grant using the minimum value method with the following weighted average assumptions used for grants in 1999 and 1998:

                                                            DECEMBER 31,
                                                       -----------------------
                                                          1999          1998
                                                       -----------    --------
Risk-free interest rates.............................     5.69%        5.72%
Expected life of options.............................  3.25 years     5 years
Expected dividends...................................      $0            $0

     The weighted average fair value of options granted in 1999 was $4.04. Stock options issued to consultants were valued utilizing the Black-Scholes option pricing model with a volatility of 71%.

     The following comprises the pro forma information pursuant to the provision of SFAS No. 123:

                                                                DECEMBER 31,
                                                       ------------------------------
                                                         1999       1998       1997
                                                       --------    -------    -------
Net loss -- historical...............................  $(56,884)   $(9,538)   $(4,942)
Pro forma............................................  $(64,988)   $(9,694)   $(4,966)
Basic and diluted net loss per share
  Historical.........................................  $  (1.45)   $ (0.99)   $ (0.73)
  Pro forma..........................................  $  (1.65)   $ (1.00)   $ (0.73)

     These pro forma amounts may not be representative of the effects on pro forma net income (loss) for future years as options vest over several years and additional awards are generally made each year.

12. 401(K) PLAN

     On November 5, 1997, Quokka established a 401(k) plan, which took effect on January 1, 1998. Under the plan, eligible employees are permitted to contribute up to 15% of gross compensation, not to exceed the annual 402(g) limitation for any plan year. Discretionary contributions may be made by Quokka. No contributions have been made by Quokka since the adoption of the plan.

                      QUOKKA SPORTS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13. SUPPLEMENTAL CASH FLOW INFORMATION

     Supplemental cash flow information and non-cash activities for the years ended 1997, 1998 and 1999 and three month periods ended March 31 are as follows (in thousands):

                                                          YEARS ENDED              THREE MONTHS
                                                          DECEMBER 31,            ENDED MARCH 31,
                                                      --------------------   -------------------------
                                                      1997   1998    1999       1999          2000
                                                      ----   ----   ------   -----------   -----------
                                                                                    (UNAUDITED)
Supplemental disclosure of cash:
  Equipment financed through capital lease..........  $120   $ --   $  429      $ --         $    --
  Accounts payable related to purchase of property
     and equipment..................................  $ --   $242   $  611      $484         $   831
  Issuance of Preferred warrants under joint
     development agreement..........................  $ 62   $415   $   --
  Issuance of Preferred warrants for subordinated
     debt...........................................  $ --   $ --   $  572      $552         $    --
  Issuance of Preferred warrants for programming and
     distribution rights............................  $ --   $ --   $6,104      $401         $    --
  Issuance of Preferred warrants for MediaOne.......  $ --   $ --   $1,154
  Notes payable related to purchase of programming
     and distribution rights........................  $ --   $ --   $7,644
  Notes payable related to purchase of property and
     equipment......................................  $ --   $ --   $2,293
  Equity issued in a business acquisition...........  $ --   $ --   $   --                   $22,389
  Stock options issued as compensation for services
     rendered.......................................  $ --   $ 35   $  355      $ 28         $   500
  Amortization of NBC...............................  $ --   $ --   $1,936                   $   645

14. SUBSEQUENT EVENTS

     On March 1, 2000, the Company entered into a definitive agreement to acquire ZoneNetwork.com, Inc., a privately-held company that produces and owns a leading mountain sports Internet property, Mountainzone.com and its sister web site SkiResorts.com. The acquisition will extend the reach of the Quokka Sports Network further into the action sports community. The all stock purchase transaction is valued at $25 million and closed on March 31, 2000.

15. SUBSEQUENT EVENTS (UNAUDITED)

     On June 7, 2000, the Company signed a definitive agreement to acquire a controlling interest in Golf.com, LLC, a privately-held company that is in the business of developing, marketing and distributing a golf related electronic on-line service to be accessed via the Internet. The acquisition will extend the reach of the Quokka Sports Network into the mainstream sports community. Quokka will issue approximately 3.9 million shares of common stock in exchange for 71% of the ownership interest. This transaction is expected to close by the end of September 2000, subject to various conditions.

     On July 20, 2000, the Company signed a definitive agreement to acquire Total Sports, Inc., an event-centered, online sports media company. The acquisition will further extend the reach of the Quokka Sports Network into the sports community. Quokka will issue approximately 15 million shares of common stock and the transaction is expected to close by the end of October 2000, subject to various conditions.

     For the second quarter of 2000, Quokka was in default of debt covenants relating to a $2 million loan with Silicon Valley Bank ("SVB"). On July 26, 2000, Quokka obtained a waiver of the default from SVB.

                                GOLF.COM, L.L.C.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Report of Independent Accountants...........................  F-22
Balance Sheets..............................................  F-23
Statements of Operations....................................  F-24
Statements of Members' Equity...............................  F-25
Statements of Cash Flows....................................  F-26
Notes to Financial Statements...............................  F-27

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board Members of
Golf.com, L.L.C

     In our opinion, the accompanying balance sheets and the related statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Golf.com, L.L.C. at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Jose, California
June 22, 2000

                                GOLF.COM, L.L.C.
                                 BALANCE SHEETS

                                                             DECEMBER 31,
                                                      --------------------------     MARCH 31,
                                                         1998           1999           2000
                                                      -----------    -----------    -----------
                                                      (UNAUDITED)                   (UNAUDITED)
ASSETS
  Current assets:
     Cash and cash equivalents......................  $    35,648    $   728,315    $   916,191
     Accounts receivable, net.......................      206,799        238,831        295,039
     Other receivable...............................           --          5,000          5,000
     Due from related party.........................        2,454             --             --
                                                      -----------    -----------    -----------
          Total current assets......................      244,901        972,146      1,216,230
  Property and equipment, net.......................        5,771          2,479          2,013
  Intangible assets.................................       52,543          8,902          8,012
                                                      -----------    -----------    -----------
          Total assets..............................  $   303,215    $   983,527    $ 1,226,255
                                                      ===========    ===========    ===========
LIABILITIES AND MEMBERS' EQUITY
  Current liabilities:
     Notes payable, current.........................  $   100,000    $        --    $        --
     Accounts payable...............................       85,670             --             --
     Interest payable...............................        5,360             --             --
     Accrued liabilities............................           --         41,878        182,310
     Due to related party...........................           --        170,373         29,099
     Deferred revenue...............................        2,913         80,625        250,643
                                                      -----------    -----------    -----------
          Total current liabilities.................      193,943        292,876        462,052
                                                      -----------    -----------    -----------
  Members' equity:
     Contributed capital............................    3,114,658      4,621,896      5,042,332
     Warrants.......................................      129,000        404,000        404,000
     Accumulated deficit............................   (3,134,386)    (4,335,245)    (4,682,129)
                                                      -----------    -----------    -----------
          Total members' equity.....................      109,272        690,651        764,203
                                                      -----------    -----------    -----------
          Total liabilities and members' equity.....  $   303,215    $   983,527    $ 1,226,255
                                                      ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

                                GOLF.COM, L.L.C.
                            STATEMENTS OF OPERATIONS

                                      YEARS ENDED DECEMBER 31,                THREE MONTHS ENDED,
                              -----------------------------------------    --------------------------
                                 1997           1998           1999           1999           2000
                              -----------    -----------    -----------    -----------    -----------
                              (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
NET REVENUES:
  Advertising and other.....  $  430,765     $   626,307    $   880,232     $121,512       $ 253,327
  E-commerce................      43,860         264,256        473,818       90,112          65,363
                              ----------     -----------    -----------     --------       ---------
          Total net
            revenues........     474,625         890,563      1,354,050      211,624         318,690
                              ----------     -----------    -----------     --------       ---------
COST OF NET REVENUES:
  Advertising and other.....      14,759         344,888        134,311        4,941          46,451
  E-commerce................      38,933         235,625        476,381       71,495          65,815
                              ----------     -----------    -----------     --------       ---------
          Total cost of
            revenues........      53,692         580,513        610,692       76,436         112,266
                              ----------     -----------    -----------     --------       ---------
OPERATING EXPENSES:
  Operating expenses........   1,338,025       1,296,006      1,904,258      202,132         561,880
  Depreciation and
     amortization...........      52,471          55,614         13,704        3,426           1,357
  Loss on
     disposal/impairment of
     assets.................          --          44,703         33,229           --              --
                              ----------     -----------    -----------     --------       ---------
          Total operating
            expenses........   1,390,496       1,396,323      1,951,191      205,558         563,237
                              ----------     -----------    -----------     --------       ---------
          Loss from
            operations......    (969,563)     (1,086,273)    (1,207,833)     (70,370)       (356,813)
  Interest income...........      33,892             195          8,443          569          12,041
  Interest expense..........          --          (8,360)        (1,469)      (1,602)         (2,112)
  Other income, net.........         116              --             --           --              --
                              ----------     -----------    -----------     --------       ---------
          Net loss..........  $ (935,555)    $(1,094,438)   $(1,200,859)    $(71,403)      $(346,884)
                              ==========     ===========    ===========     ========       =========

The accompanying notes are an integral part of these financial statements.

                                GOLF.COM, L.L.C.
                         STATEMENTS OF MEMBERS' EQUITY

                                           CONTRIBUTED CAPITAL                                TOTAL
                                           --------------------              ACCUMULATED    MEMBERS'
                                           UNITS      AMOUNT      WARRANTS     DEFICIT       EQUITY
                                           ------   -----------   --------   -----------   -----------
Balance at January 1, 1997 (unaudited)...   121     $2,214,709    $     --   $(1,104,393)  $ 1,110,316
  Issue of warrants (unaudited)..........    --             --     129,000            --       129,000
  Net loss (unaudited)...................    --             --          --      (935,555)     (935,555)
                                            ---     ----------    --------   -----------   -----------
Balance at December 31, 1997
  (unaudited)............................   121      2,214,709     129,000    (2,039,948)      303,761
  Expenses paid by principal shareholder
     (unaudited).........................    --        649,949          --            --       649,949
  Sale of units (unaudited)..............    41        250,000          --            --       250,000
  Net loss (unaudited)...................    --             --          --    (1,094,438)   (1,094,438)
                                            ---     ----------    --------   -----------   -----------
Balance at December 31, 1998
  (unaudited)............................   162      3,114,658     129,000    (3,134,386)      109,272
  Issue of warrants......................    --             --     275,000            --       275,000
  Expenses paid by principal
     shareholder.........................    --      1,507,238          --            --     1,507,238
  Net loss...............................    --             --          --    (1,200,859)   (1,200,859)
                                            ---     ----------    --------   -----------   -----------
Balance at December 31, 1999.............   162      4,621,896     404,000    (4,335,245)      690,651
  Expenses paid by principal shareholder
     (unaudited).........................    --        420,436          --            --       420,436
  Net loss (unaudited)...................    --             --          --      (346,884)     (346,884)
                                            ---     ----------    --------   -----------   -----------
Balance at March 31, 2000 (unaudited)....   162     $5,042,332    $404,000   $(4,682,129)  $   764,203
                                            ===     ==========    ========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

                                GOLF.COM, L.L.C.
                            STATEMENTS OF CASH FLOWS

                                                                                           THREE MONTHS ENDED
                                                     YEARS ENDED DECEMBER 31,                   MARCH 31,
                                              ---------------------------------------   -------------------------
                                                 1997          1998          1999          1999          2000
                                              -----------   -----------   -----------   -----------   -----------
                                              (UNAUDITED)   (UNAUDITED)                 (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss..................................   $(935,555)   $(1,094,438)  $(1,200,859)   $(71,403)     $(346,884)
  Adjustments to reconcile net loss to net
    cash provided by (used in) operating
    activities:
    Provision for doubtful accounts and
      returns...............................          --             --        25,130          --          1,014
    Loss on disposal/impairment of assets...          --         44,703        33,229          --             --
    Depreciation and amortization...........      52,471         55,614        13,704       3,426          1,357
    Expenses paid by principal
      shareholder...........................          --        649,949     1,507,238     195,640        420,436
    Issue of warrants.......................     129,000             --       275,000          --             --
    Changes in current assets and
      liabilities:
      Accounts receivable...................    (107,328)         3,203       (57,162)    (55,088)       (57,222)
      Other receivable......................          --             --        (5,000)         --             --
      Accounts payable......................      48,383         14,545       (85,670)    (83,171)            --
      Interest payable......................          --          5,360        (5,360)      1,602             --
      Due (to) from related party...........          --         (2,454)      172,827       9,230       (141,274)
      Accrued liabilities...................          --             --        41,878       8,358        140,431
      Deferred revenue......................          --          2,913        77,712      53,781        170,018
                                               ---------    -----------   -----------    --------      ---------
         Net cash provided by (used in)
           operating activities.............    (813,029)      (320,605)      792,667      62,375        187,876
                                               ---------    -----------   -----------    --------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from disposal of assets..........          --         (5,000)           --          --             --
  Purchase of property and equipment........     (71,780)            --            --          --             --
                                               ---------    -----------   -----------    --------      ---------
         Net cash (used in) investing
           activities.......................     (71,780)        (5,000)           --          --             --
                                               ---------    -----------   -----------    --------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of member units....          --        250,000            --          --             --
  Proceeds from (repayment of) note
    payable.................................          --        100,000      (100,000)    (50,000)            --
                                               ---------    -----------   -----------    --------      ---------
         Net cash provided by (used in)
           financing activities.............          --        350,000      (100,000)    (50,000)            --
                                               ---------    -----------   -----------    --------      ---------
Net increase (decrease) in cash and cash
  equivalents...............................    (884,809)        24,395       692,667      12,375        187,876
Cash and cash equivalents at beginning of
  period....................................     896,062         11,253        35,648      35,648        728,315
                                               ---------    -----------   -----------    --------      ---------
Cash and cash equivalents at end of
  period....................................   $  11,253    $    35,648   $   728,315    $ 48,023      $ 916,191
                                               =========    ===========   ===========    ========      =========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest....................   $      --    $     3,000   $     6,829    $     --      $      --
                                               =========    ===========   ===========    ========      =========

The accompanying notes are an integral part of these financial statements.

                                GOLF.COM, L.L.C.
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF THE BUSINESS

     Golf.com, L.L.C. (the "Company" or "Golf"), a Delaware limited liability company was formed on June 6, 1996 between GolfData Corporation ("GolfData") and NBC Multimedia, Inc. ("NBC"). GolfData contributed to the Company certain assets and liabilities and NBC contributed a license agreement to use various NBC materials, including the use of the NBC trademark and promotional activities.

     On August 9, 1996, the New York Times Company Magazine Group, Inc. ("NYTMAG") and Media One Interactive Services, Inc. ("Media One") became parties of the Company. NYTMAG contributed a license agreement to use any and all of Golf Digest and Golf World magazines and other content on the site and Media One contributed $1,620,000.

     Both the NBC and NYTMAG license agreements have a three-year term and automatically renew for successive three-year terms unless terminated by providing 90 days notice of the intent not to renew. On January 12, 1999, Golf and NYTMAG terminated their license agreement. As a result of the termination, all NYTMAG materials and trademarks were removed from the web site and in return NYTMAG paid Golf $130,548. NYTMAG retained its ownership interest in Golf.

     On July 29, 1998, Total Sports Inc. ("Total Sports") contributed $250,000 and entered into a services agreement in return for an ownership interest in the Company. Under the services agreement, Golf outsourced the hosting, operation and management of its web site to Total Sports. In addition, it assigned its rights to acquire content under various license agreements to Total Sports. Total Sports operates and maintains the web site at its own expense, however, these expenses have been recorded in the Golf financial statements as an expense of the Company with an offsetting increase in contributed capital.

     In January 1999, Golf entered into an advertising sales representation agreement with Total Sports, Inc. Under the terms of the agreement Golf appointed Total Sports as its exclusive advertising sales representative to sell all on-line advertising and sponsorship. In consideration for this appointment, Total Sports paid Golf $25,000 on January 1, 2000 and will pay such amount each January 1 thereafter until the agreement is terminated. In consideration for Total Sports providing this service, commencing April 1, 1999 Golf is obligated to pay a fee equal to 20% of the net advertising revenues collected. Both the services and advertising sales agreements shall terminate on June 15, 2003 unless terminated at an earlier date.

     The Company is in the business of developing, marketing and distributing a golf related electronic on-line service to be accessed via the World Wide Web portion of the Internet. The Company's existence shall continue from June 1996 until the earlier of December 31, 2035 or the Company's dissolution. Upon dissolution, the Company will wind up its affairs, distribute its assets and file a certificate of cancellation to cancel the Certificate of Formation according to Article 19 of the operating agreement. Assets will be distributed first to creditors, then to the establishment of any reserves for any contingent or unforeseen liabilities or obligations and finally to the holders of the units in proportion to their capital accounts.

     Net income or loss for each fiscal year will be allocated to the holders of units, except for Total Sports, in proportion to their holdings of units on the date chosen by the Board of Managers as the determination date for such allocation. The allocation of net income or loss to Total Sports is equal to a predetermined fraction, provided that Total Sports has achieved certain measurements including page views and operating revenues, as stated in Article 13 of the operating agreement.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid debt instruments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

                                GOLF.COM, L.L.C.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ACCOUNTS RECEIVABLE

     The accounts receivable balances at December 31, 1999 and March 31, 2000 are recorded net of an allowance for doubtful accounts of $25,130 and $26,144 respectively.

PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost less accumulated depreciation and amortization. Fixed assets are depreciated on a straight-line basis over the estimated useful life of three years. Property and equipment purchased under capital leases are amortized on a straight-line basis over the lesser of the estimated useful life of the asset or the lease term.

     Maintenance and repairs, which neither materially add to the value of the property nor prolong its life, are charged to expense as incurred. Gains or losses on dispositions of capital assets are included in income in the year of disposition (see Note 2).

REVENUE RECOGNITION

     The Company earns its advertising revenue from the sale of web site advertisements on short-term contracts. Advertising revenue is recognized ratably over the period in which the advertisement is displayed. Deferred revenue results from billings in excess of recognized revenue. Prior to 1999, the Company recognized revenue on a gross basis since it was directly responsible for the sales effort. After signing the advertising sales agreement in 1999, revenue was recognized at 80% of gross sales revenue, since Total Sports assumed the primary risks and acted as the principal in the related transactions.

     The Company earns its e-commerce revenue from the sale of sports equipment, apparel and memorabilia through its online retail store. E-commerce revenues are recognized from product sales, net of estimated sales returns, when the products are shipped to customers. Gross outbound standard shipping and handling charges are included in net sales. The Company provides an allowance for sales returns, which is based on historical experience. For all product sales transactions with its customers, the Company acts as a principal, takes title to all products sold upon shipment, bears credit risk, and bears inventory risk of loss for returned products that are not eligible to be returned to suppliers.

CONCENTRATION OF CREDIT RISK

     Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited with high credit quality financial institutions. Advertising and e-commerce sales to customers located predominantly in the U.S. comprise substantially all of the Company's revenue. Payments made by e-commerce customers are settled through customer credit cards and, as a result, collection is made upon processing of the credit card transactions. For the year ended December 31, 1999, one customer and a related party, NBC, accounted for 15% of total revenues of Golf. At December 31, 1999, there were no receivables from this customer. For the year ended December 31, 1998, one customer, Golf Digest, accounted for 57.6% of total revenues. At December 31, 1998, there were no receivables from this customer. No one customer represented more than 10% of the Company's total revenue for the year ended 1997. The 1997 and 1998 information presented is unaudited.

PRODUCT AND WEB SITE DEVELOPMENT COSTS

     Product development costs include expenses incurred by the Company to develop and enhance the Company's web site. Product development costs are expensed as incurred. The Company recognizes web site development costs in accordance with the Statement of Position ("SOP") 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." As such, the Company expenses all costs

                                GOLF.COM, L.L.C.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

incurred in the planning and post implementation phases of development. The Company also expenses costs associated with the insignificant modifications to the existing site and the development of web site content as incurred.

ADVERTISING COSTS

     The Company expenses advertising costs as incurred. There are no advertising costs for the year ended December 31, 1999. Advertising costs for the years ended December 31, 1998 and 1997 were $18,661 (unaudited) and $11,021 (unaudited), respectively.

USE OF ESTIMATES AND ASSUMPTIONS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IMPAIRMENT OF LONG-LIVED ASSETS

     The Company periodically evaluates its long-lived assets for financial impairment and continues to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of such assets against the estimated undiscounted future cash flows associated with these assets. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the carrying value of the assets are reduced to their fair values. In 1999, an impairment loss was recognized (see Note 2).

COMPREHENSIVE INCOME

     The Company has adopted the provisions of Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," effective January 1, 1998. This Statement requires the disclosure of comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income is the change in equity from transactions and other events and circumstances other than those resulting from investments by owners and distributions to owners. This Statement had no impact on the Company and, accordingly, no separate statement of comprehensive income has been presented.

SEGMENT INFORMATION

     The Company has adopted Statement of Financial Accounting Standards No. 131 ("SFAS No. 131"), "Disclosures about Segments of an Enterprise and Related Information," which is effective for fiscal years beginning after December 31, 1997. SFAS No. 131 supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS No. 131 also requires disclosures about products and services, geographic areas, and major customers. Management uses one measurement of profitability and does not desegregate its business for internal reporting.

RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities,"

                                GOLF.COM, L.L.C.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which establishes accounting and reporting standards for derivative instruments and hedging activities. The Statement, which is effective for the Company in 2000, requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measures those instruments at fair value. The Company is assessing the requirements of SFAS No. 133 and the effects, if any, on the Company's financial position, results of operations and cash flows.

     In July 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137 ("SFAS No. 137"), "Accounting with Derivative Instruments and Hedging Activities Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date until the first fiscal quarter ending June 30, 2000. The Company will adopt SFAS No. 133 in its quarter ending June 30, 2000. The Company has not engaged in hedging activities or invested in derivative instruments.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 101 ("SAB No. 101"), "Revenue Recognition in Financial Statements." SAB No. 101 summarizes certain of the SEC's views in applying generally accepted accounting principles ("GAAP") to revenue recognition in financial statements. The adoption of SAB No. 101 did not have a material effect on the Company's financial statements.

     In April 2000, FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation -- an interpretation of APB Opinion No. 25" ("FIN No. 44") was issued. FIN No. 44 clarifies the application of APB No. 25 for only certain issues. Among other issues, FIN No. 44 clarifies the definition of employee for purposes of applying APB No. 25, the criteria for determining whether a plan qualifies as a non-compensatory plan, the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and the accounting for an exchange of stock compensation awards in a business combination. FIN No. 44 is effective July 1, 2000, but certain conclusions in this interpretation cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of certain of the conclusions of FIN No. 44 covering events occurring during the period after December 15, 1998 or January 12, 2000 did not have a material impact on the Company's financial position and results of operations. The Company does not expect that the adoption of the remaining conclusions will have a material effect on the financial statements.

2. NON-RECURRING CHARGES

     In 1999, the Company determined that its license to use the GMAP photography program was other than temporarily impaired and as such wrote off the balance in the amount of $33,229.

     In 1998, the Company disposed of certain fixed assets in connection with the closing of the Arlington, Virginia office. Upon the sale of the fixed assets, the Company recognized a loss on the disposal in the amount of $44,703.

3. INCOME TAXES

     No provision for federal and state income taxes was recorded from inception through December 31, 1999 as the Company has elected to be taxed as a partnership. Therefore, the federal and state tax effects of the Company's results of operations are recorded by the Members in their respective income tax returns.

4. NOTES PAYABLE

     In 1998, the Company had a promissory note from NBC in the amount of $100,000 for the purpose of a general loan. The interest rate of the note was 2% over the prime rate and was payable on March 1, 1999. The amount was repaid in 1999.

                                GOLF.COM, L.L.C.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. MEMBERS' EQUITY

     Each member shall be entitled to one vote for each unit held. The number of units held at December 31, 1999 are as follows:

NBC.................................................  48.0 units    29.6%
GolfData............................................  48.5 units    29.9%
Media One...........................................  19.5 units    12.1%
NYTMAG..............................................   5.0 units     3.1%
Total Sports........................................  41.0 units    25.3%

     NBC and GolfData are entitled to designate two of the six individuals to the Board of Managers and Media One and Total Sports are entitled to designate one individual. Additionally, NYTMAG is entitled to designate one observer to the Board of Managers who has no voting rights. However, if NYTMAG exercises its option to purchase additional units, NYTMAG shall be entitled to designate a seventh individual to the Board of Managers.

WARRANTS

     On September 16, 1996, Golf granted Otto Candies L.L.C., an unrelated entity, a fully vested and exercisable warrant to purchase two membership units at a price of $25,000 per unit. The warrant had a three year exercise term. The fair value of this warrant was determined to be $129,000 calculated using the Black-Scholes option pricing model using the following assumptions: risk-free interest rate 5.0%, volatility 70%, a dividend yield of zero and a unit price of $83,075, which is based upon the price per unit paid by Media One just one month earlier. This warrant expired unexercised.

     On September 27, 1999, a new fully vested and exercisable warrant was granted to Otto Candies L.L.C. with an exercise period of two years. The fair value of this warrant was $275,000 determined using the Black-Scholes model with the following assumptions: risk-free interest rate 6.1%, volatility 70%, a dividend yield of zero and a unit price of $159,000, which is based upon the ramp between the Media One valuation and the value of the Company established by Quokka (see Note 6).

6. SUBSEQUENT EVENTS

     On May 30, 2000, Otto Candies L.L.C. exercised their warrant to purchase two membership units of Golf for an aggregate price of $50,000, as provided in the membership units purchase warrant agreement (see Note 5).

     On June 7, 2000, Quokka Sports, Inc. ("Quokka") signed a definitive agreement to acquire a controlling interest in the Company. Quokka will issue approximately 3.9 million shares of common stock in exchange for 71% of the ownership interest. NBC will retain its 29% ownership of the Company. The transaction is subject to approval by Quokka's stockholders.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
CONSOLIDATED FINANCIAL STATEMENTS OF TOTAL SPORTS INC.:
Independent Auditors' Report................................  F-33
Consolidated Balance Sheets as of December 31, 1998 and 1999
  (As Restated), and March 31, 2000 (unaudited).............  F-34
Consolidated Statements of Operations for the period
  February 20, 1997 (date of inception) through December 31,
  1997, and the years ended December 31, 1998 and 1999 (As
  Restated), and the three months ended March 31, 1999 and
  2000 (unaudited)..........................................  F-36
Consolidated Statements of Stockholders' Equity (Deficiency)
  for the period February 20, 1997 (date of inception)
  through December 31, 1997, and the years ended December
  31, 1998 and 1999 (As Restated), and the three months
  ended March 31, 2000 (unaudited)..........................  F-37
Consolidated Statements of Cash Flows for the period
  February 20, 1997 (date of inception) through December 31,
  1997, and the years ended December 31, 1998 and 1999 (As
  Restated), and the three months ended March 31, 1999 and
  2000 (unaudited)..........................................  F-39
Notes to Consolidated Financial Statements..................  F-42

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Total Sports Inc.
Raleigh, North Carolina

     We have audited the accompanying consolidated balance sheets of Total Sports Inc. and subsidiaries as of December 31, 1998 and 1999, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the period February 20, 1997 (date of inception) through December 31, 1997 and the years ended December 31, 1998 and 1999. These financial statements are the responsibility of Total Sports' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Total Sports Inc. and subsidiaries as of December 31, 1998 and 1999, and the results of their operations and their cash flows for the period February 20, 1997 (date of inception) through December 31, 1997 and the years ended December 31, 1998 and 1999, in conformity with accounting principles generally accepted in the United States of America.

     We have not audited any financial statements of Total Sports for any period subsequent to December 31, 1999. However, as discussed in Note 1 to the financial statements, Total Sports has continued to experience recurring losses from operations and negative cash flows during the three months ended March 31, 2000. These matters raise substantial doubt about Total Sports' ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     As discussed in Note 19, the accompanying consolidated financial statements have been restated.

/s/ DELOITTE & TOUCHE LLP
Raleigh, North Carolina
January 24, 2000
(June 23, 2000 as to the going concern
discussion in Note 1 and Note 19)

                               TOTAL SPORTS INC.
                          CONSOLIDATED BALANCE SHEETS
                  (UNAUDITED AS TO MARCH 31, 2000 INFORMATION)

                                                             DECEMBER 31,     DECEMBER 31,      MARCH 31,
                                                                 1998             1999             2000
                                                             -------------    -------------    ------------
                                                             (AS RESTATED,    (AS RESTATED,
                                                             SEE NOTE 19)     SEE NOTE 19)
ASSETS
Current Assets:
  Cash and cash equivalents................................  $    684,777     $ 17,671,279     $  6,626,200
  Accounts receivable (less allowance for doubtful
    accounts; 1998 -- $25,000; 1999 -- $36,000;
    2000 -- $37,000).......................................     1,039,755        1,197,013        2,284,663
  Accounts receivable from employees and affiliates (Note
    18)....................................................        13,800          229,878           80,464
  Inventory (less allowance for obsolescence;
    1998 -- $144,000; 1999 -- $536,000;
    2000 -- $577,000)......................................       168,396          294,127          371,319
  Deferred publishing costs (Note 4).......................        97,049          373,859          566,329
  Prepaid assets...........................................       184,465          240,525        1,514,754
  Other current assets.....................................        16,965        1,106,882        1,034,042
                                                             ------------     ------------     ------------
         Total current assets..............................     2,205,207       21,113,563       12,477,771
Investment in Affiliate (Note 3)...........................                         91,116          134,565
Deferred Publishing Costs (Note 4).........................       392,688          690,670        1,218,716
Property and Equipment, Net (Notes 3, 5, 7 and 8)..........     1,307,403        3,438,395        5,417,376
Goodwill (less accumulated amortization;
  1998 -- $1,262,000; 1999 -- $3,379,000;
  2000 -- $4,127,000) (Note 3).............................     1,425,623        2,636,271        1,887,657
Databases (less accumulated amortization; 1998 -- $113,000;
  1999 -- $206,000; 2000 -- $230,000) (Note 3).............       541,407          447,921          424,550
Other Assets...............................................        66,679           20,491           20,491
                                                             ------------     ------------     ------------
Total Assets...............................................  $  5,939,007     $ 28,438,427     $ 21,581,126
                                                             ============     ============     ============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current Liabilities:
  Accounts payable.........................................  $    615,804     $  1,279,879     $  3,547,184
  Accrued expenses.........................................     1,373,448        3,427,477        9,424,087
  Accrued expenses -- related parties (Note 18)............       335,566          129,248          433,061
  Deferred revenues........................................        58,173          511,152          801,453
  Reserve for sales returns................................       415,733        1,004,835        1,034,041
  Excess of affiliate losses over cost (Note 3)............         9,077
  Line of credit (Note 6)..................................     3,083,483
  Current maturities of notes payable (Note 7).............        42,392           43,241           46,229
  Current maturities of notes payable -- related parties
    (Note 7)...............................................                         58,307           38,307
  Current maturities of capital lease obligations (Note
    8).....................................................        73,972          282,867          288,663
                                                             ------------     ------------     ------------
         Total current liabilities.........................     6,007,648        6,737,006       15,613,025
Notes payable, net of current maturities (Note 7)..........       301,111          258,231          245,895
Notes payable -- related parties, net of current maturities
  (Note 7).................................................                         51,077           41,777
Capital lease Obligations, net of current maturities (Note
  8).......................................................       121,658          268,849          174,775
Series A redeemable preferred stock (Notes 10 and 12)
  $10.00 par value; 125,000 shares authorized, issued and
  outstanding at December 31, 1998 and 1999 and March 31,
  2000 ($1,250,000 aggregate liquidation value at December
  31, 1998 and 1999 and March 31, 2000)....................     1,342,824        1,536,829        1,585,349
Commitments and Contingencies (Notes 8 and 17)

                                                             DECEMBER 31,     DECEMBER 31,      MARCH 31,
                                                                 1998             1999             2000
                                                             -------------    -------------    ------------
                                                             (AS RESTATED,    (AS RESTATED,
                                                             SEE NOTE 19)     SEE NOTE 19)
Stockholders' Equity (Deficiency) (Notes 3, 10, 11 and 12):
  Preferred stock, $.001 par value; 1,925,000 shares
    authorized at December 31, 1998 and 761,903 shares
    authorized at December 31, 1999 and March 31, 2000; no
    shares issued and outstanding at December 31, 1998 and
    1999 and March 31, 2000................................
  Series B convertible preferred stock, $4.49 par value;
    650,000 shares authorized at December 31, 1998 and
    518,841 shares authorized at December 31, 1999 and
    March 31, 2000; 445,263 shares issued and outstanding
    at December 31, 1998 and 1999 and March 31, 2000
    ($2,000,000 aggregate liquidation value at December 31,
    1998 and 1999 and March 31, 2000)......................     1,936,935        1,936,935        1,936,935
  Series C convertible preferred stock, $.001 par value;
    1,500,000 shares authorized at December 31, 1998 and
    1,418,200 shares authorized at December 31, 1999 and
    March 31, 2000; 1,418,200 shares issued and outstanding
    at December 31, 1998 and 1999 and March 31, 2000
    ($10,077,729 aggregate liquidation value at December
    31, 1998 and 1999 and March 31, 2000)..................         1,418            1,418            1,418
  Series C1 convertible preferred stock, $.001 par value;
    800,000 shares authorized at December 31, 1998; 630,756
    shares authorized, issued and outstanding at December
    31, 1999 and March 31, 2000 ($5,985,874 aggregate
    liquidation value at December 31, 1999 and March 31,
    2000)..................................................                            631              631
  Series D convertible preferred stock, $.001 par value;
    2,230,260 shares authorized; 2,140,873 shares issued
    and outstanding at December 31, 1999 and March 31, 2000
    ($71,034,166 aggregate liquidation value at December
    31, 1999 and March 31, 2000)...........................                          2,141            2,141
  Series D1 convertible preferred stock, $.001 par value;
    1,003,617 shares authorized; no shares issued and
    outstanding at December 31, 1999 and March 31, 2000....
  Series E convertible preferred stock, $.001 par value;
    811,423 shares authorized, issued and outstanding at
    December 31, 1999 and March 31, 2000 ($26,054,793
    aggregate liquidation value at December 31, 1999 and
    March 31, 2000)........................................                            811              811
  Common stock, $.001 par value; 20,000,000 shares
    authorized at December 31, 1998 and 1999 and March 31,
    2000; 1,755,180 shares issued and outstanding at
    December 31, 1998; 2,882,663 shares issued and
    outstanding at December 31, 1999; 2,891,862 shares
    issued and outstanding March 31, 2000..................         1,755            2,882            2,891
  Stock issued for prepaid advertising.....................                    (12,584,821)     (11,897,434)
  Additional paid-in capital...............................    12,354,277       68,181,786       68,178,949
  Deficit..................................................   (16,128,619)     (37,955,348)     (54,306,037)
                                                             ------------     ------------     ------------
         Total stockholders' equity (deficiency)...........    (1,834,234)      19,586,435        3,920,305
                                                             ------------     ------------     ------------
         Total Liabilities and Stockholders' Equity
           (Deficiency)....................................  $  5,939,007     $ 28,438,427     $ 21,581,126
                                                             ============     ============     ============

See notes to consolidated financial statements.

                               TOTAL SPORTS INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
             (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

                                                     PERIOD
                                                    FEBRUARY                                      THREE         THREE
                                                    20, 1997                                     MONTHS         MONTHS
                                                    THROUGH       YEAR ENDED     YEAR ENDED       ENDED         ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    MARCH 31,     MARCH 31,
                                                      1997           1998           1999          1999           2000
                                                  ------------   ------------   ------------   -----------   ------------
                                                      (AS            (AS            (AS
                                                   RESTATED,      RESTATED,      RESTATED,
                                                  SEE NOTE 19)   SEE NOTE 19)   SEE NOTE 19)
Revenues:
  Digital publishing (Note 18)
    (including revenue from non-cash barter
      transactions for the period ended December
      31, 1997 -- $0; December 31,
      1998 -- $572,000; December 31,
      1999 -- $1,210,000; March 31,
      1999 -- $175,000; March 31,
      2000 -- $60,000)..........................  $   920,636    $ 1,930,330    $ 5,396,906    $ 1,525,796   $  2,867,546
  E-Commerce (Note 18)..........................       13,586        435,172      1,355,569        296,092        368,833
                                                  -----------    ------------   ------------   -----------   ------------
        Total revenues..........................      934,222      2,365,502      6,752,475      1,821,888      3,236,379
Cost of Revenues:
  Digital publishing (Note 18)..................    1,378,980      3,570,438      8,765,125      1,625,670      3,045,533
    (including expenses from non-cash barter
      transactions for the period ended December
      31, 1997 -- $0; December 31,
      1998 -- $572,000; December 31,
      1999 -- $1,210,000; March 31,
      1999 -- $175,000; March 31,
      2000 -- $60,000)..........................
  E-Commerce (Note 18)..........................        1,249        331,720      1,191,376        260,472        334,919
                                                  -----------    ------------   ------------   -----------   ------------
        Total cost of revenues..................    1,380,229      3,902,158      9,956,501      1,886,142      3,380,452
                                                  -----------    ------------   ------------   -----------   ------------
Gross Profit (Loss).............................     (446,007)    (1,536,656)    (3,204,026)       (64,254)      (144,073)
Operating Expenses (Notes 15, 16 and 17):
  Product development (Note 18).................    1,310,516      2,550,459      4,033,226        820,428      1,524,432
  Sales and marketing (Note 18).................      576,738      2,728,502      5,216,987        627,657      5,877,401
  General and administrative (Note 18)..........      355,842      1,879,587      3,745,341        532,717      1,488,406
  Amortization (Note 3).........................      321,631        572,250      1,906,449        169,491        696,020
                                                  -----------    ------------   ------------   -----------   ------------
        Total operating expenses................    2,564,727      7,730,798     14,902,003      2,150,293      9,586,259
                                                  -----------    ------------   ------------   -----------   ------------
Operating Loss..................................   (3,010,734)    (9,267,454)   (18,106,029)    (2,214,547)    (9,730,332)
Other Income (Expense):
  Minority interest in joint venture losses
    (earnings) (Note 18)........................     (138,341)        41,492
  Equity in earnings (loss) of affiliate (Note
    3)..........................................                     (24,076)       100,193         13,725         43,450
  Interest income...............................        5,120         18,332         87,718          2,321         80,868
  Interest expense (Note 12)....................     (100,336)      (507,348)      (638,300)       (50,226)       (82,560)
  Other income..................................           --         31,669         31,535          1,400             --
                                                  -----------    ------------   ------------   -----------   ------------
      Other income (expense), net...............     (233,557)      (439,931)      (418,854)       (32,780)        41,758
                                                  -----------    ------------   ------------   -----------   ------------
Loss from continuing operations.................   (3,244,291)    (9,707,385)   (18,524,883)    (2,247,327)    (9,688,574)
Loss from the operations of discontinued segment
  (Note 2)......................................     (903,148)    (2,129,615)    (3,301,846)      (137,765)    (1,242,115)
Loss on disposal of discontinued segment........           --             --             --             --     (5,420,000)
                                                  -----------    ------------   ------------   -----------   ------------
Net loss........................................   (4,147,439)   (11,837,000)   (21,826,729)    (2,385,092)   (16,350,689)
Dividends on preferred stock....................     (144,180)      (197,645)      (194,005)       (48,453)       (48,520)
                                                  -----------    ------------   ------------   -----------   ------------
Net loss applicable to common stockholders......  $(4,291,619)   $(12,034,645)  $(22,020,734)  $(2,433,545)  $(16,399,209)
                                                  ===========    ============   ============   ===========   ============
Basic and diluted loss from continuing
  operations per common share (Note 13).........  $     (2.79)   $     (6.35)   $    (10.52)   $     (1.31)  $      (5.33)
                                                  ===========    ============   ============   ===========   ============
Basic and diluted loss per common share (Note
  13)...........................................  $     (3.53)   $     (7.71)   $    (12.38)   $     (1.39)  $      (8.97)
                                                  ===========    ============   ============   ===========   ============

See notes to consolidated financial statements.

                               TOTAL SPORTS INC.
          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      (UNAUDITED AS TO THE THREE MONTHS ENDED MARCH 31, 2000 INFORMATION)

                                                 SERIES B              SERIES C            SERIES C1           SERIES D
                                               CONVERTIBLE           CONVERTIBLE          CONVERTIBLE         CONVERTIBLE
                                             PREFERRED STOCK       PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK
                                           --------------------   ------------------   -----------------   -----------------
                                           NUMBER                  NUMBER               NUMBER              NUMBER
                                             OF                      OF                   OF                  OF
                                           SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                                           -------   ----------   ---------   ------   --------   ------   --------   ------
Balance, February 20, 1997...............            $                        $                   $                   $
 Issuance of shares to founders..........
 Additional equity contributions from
   shareholder...........................
 Issuance of common stock for Sports
   Extra acquisition.....................
 Issuance of warrants in connection with
   sale of Series A redeemable preferred
   stock.................................
 Advance from stockholder reclassified as
   equity contribution...................
 Issuance of Series B convertible
   preferred stock.......................  445,263    1,936,935
 Issuance of common stock for DesigNet
   acquisition...........................
 Accrued dividends on Series A redeemable
   preferred stock.......................
 Discount accretion on Series A
   redeemable preferred stock............
 Net loss (as restated) (Note 19)........
                                           -------   ----------   ---------   ------   --------   ------   --------   ------
Balance, January 1, 1998 (as restated)
 (Note 19)...............................  445,263    1,936,935
                                           -------   ----------   ---------   ------   --------   ------   --------   ------
 Issuance of common stock for Total
   College Communications acquisition....
 Exercise of common options..............
 Issuance of common stock................
 Issuance of Series C convertible
   Preferred stock, net of offering costs
   of $301,758...........................                         1,418,200   1,418
 Advance for Series C1 convertible
   Preferred stock.......................
 Issuance of Series B cumulative
   warrants..............................
 Issuance of common stock options........
 Accrued dividends on Series A Redeemable
   preferred stock.......................
 Discount accretion on Series A
   Redeemable preferred stock............
 Net loss (as restated) (Note 19)........
                                           -------   ----------   ---------   ------   --------   ------   --------   ------
Balance, December 31, 1998 (as restated)
 (Note 19)...............................  445,263    1,936,935   1,418,200   1,418
                                           -------   ----------   ---------   ------   --------   ------   --------   ------

                                               SERIES E
                                              CONVERTIBLE
                                            PREFERRED STOCK       COMMON STOCK
                                           -----------------   ------------------
                                            NUMBER              NUMBER              STOCK ISSUED   ADDITIONAL
                                              OF                  OF                FOR PREPAID      PAID-IN       RETAINED
                                            SHARES    AMOUNT    SHARES     AMOUNT   ADVERTISING      CAPITAL       DEFICIT
                                           --------   ------   ---------   ------   ------------   -----------   ------------
Balance, February 20, 1997...............             $                    $        $              $             $
 Issuance of shares to founders..........                        961,291     961
 Additional equity contributions from
   shareholder...........................                                                              648,738
 Issuance of common stock for Sports
   Extra acquisition.....................                        290,323     290                       133,258
 Issuance of warrants in connection with
   sale of Series A redeemable preferred
   stock.................................                                                              179,000
 Advance from stockholder reclassified as
   equity contribution...................                                                              125,000
 Issuance of Series B convertible
   preferred stock.......................
 Issuance of common stock for DesigNet
   acquisition...........................                         33,142      33                        16,538
 Accrued dividends on Series A redeemable
   preferred stock.......................                                                                            (127,500)
 Discount accretion on Series A
   redeemable preferred stock............                                                                             (16,680)
 Net loss (as restated) (Note 19)........                                                                          (4,147,439)
                                           --------   ------   ---------   ------   -----------    -----------   ------------
Balance, January 1, 1998 (as restated)
 (Note 19)...............................                      1,284,756   1,284                     1,102,534     (4,291,619)
                                           --------   ------   ---------   ------   -----------    -----------   ------------
 Issuance of common stock for Total
   College Communications acquisition....                        418,971     419                       462,278
 Exercise of common options..............                            280       1                           140
 Issuance of common stock................                         51,173      51                        60,373
 Issuance of Series C convertible
   Preferred stock, net of offering costs
   of $301,758...........................                                                            9,774,553
 Advance for Series C1 convertible
   Preferred stock.......................                                                            1,000,000
 Issuance of Series B cumulative
   warrants..............................                                                              146,162
 Issuance of common stock options........                                                                5,882
 Accrued dividends on Series A Redeemable
   preferred stock.......................                                                             (150,000)
 Discount accretion on Series A
   Redeemable preferred stock............                                                              (47,645)
 Net loss (as restated) (Note 19)........                                                                         (11,837,000)
                                           --------   ------   ---------   ------   -----------    -----------   ------------
Balance, December 31, 1998 (as restated)
 (Note 19)...............................                      1,755,180   1,755                    12,354,277    (16,128,619)
                                           --------   ------   ---------   ------   -----------    -----------   ------------


                                               TOTAL
                                           STOCKHOLDERS'
                                              EQUITY
                                           (DEFICIENCY)
                                           -------------
Balance, February 20, 1997...............  $
 Issuance of shares to founders..........           961
 Additional equity contributions from
   shareholder...........................       648,738
 Issuance of common stock for Sports
   Extra acquisition.....................       133,548
 Issuance of warrants in connection with
   sale of Series A redeemable preferred
   stock.................................       179,000
 Advance from stockholder reclassified as
   equity contribution...................       125,000
 Issuance of Series B convertible
   preferred stock.......................     1,936,935
 Issuance of common stock for DesigNet
   acquisition...........................        16,571
 Accrued dividends on Series A redeemable
   preferred stock.......................      (127,500)
 Discount accretion on Series A
   redeemable preferred stock............       (16,680)
 Net loss (as restated) (Note 19)........    (4,147,439)
                                           ------------
Balance, January 1, 1998 (as restated)
 (Note 19)...............................    (1,250,866)
                                           ------------
 Issuance of common stock for Total
   College Communications acquisition....       462,697
 Exercise of common options..............           141
 Issuance of common stock................        60,424
 Issuance of Series C convertible
   Preferred stock, net of offering costs
   of $301,758...........................     9,775,971
 Advance for Series C1 convertible
   Preferred stock.......................     1,000,000
 Issuance of Series B cumulative
   warrants..............................       146,162
 Issuance of common stock options........         5,882
 Accrued dividends on Series A Redeemable
   preferred stock.......................      (150,000)
 Discount accretion on Series A
   Redeemable preferred stock............       (47,645)
 Net loss (as restated) (Note 19)........   (11,837,000)
                                           ------------
Balance, December 31, 1998 (as restated)
 (Note 19)...............................    (1,834,234)
                                           ------------

                               TOTAL SPORTS INC.
          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
             (UNAUDITED AS TO THE THREE MONTHS ENDED MARCH 31, 2000
                          INFORMATION) -- (CONCLUDED)

                                                SERIES B              SERIES C            SERIES C1           SERIES D
                                              CONVERTIBLE           CONVERTIBLE          CONVERTIBLE         CONVERTIBLE
                                            PREFERRED STOCK       PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK
                                          --------------------   ------------------   -----------------   -----------------
                                          NUMBER                  NUMBER               NUMBER              NUMBER
                                            OF                      OF                   OF                  OF
                                          SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
                                          -------   ----------   ---------   ------   --------   ------   --------   ------
Balance, January 1, 1999 (as restated)
 (Note 19)..............................  445,263   $1,936,935   1,418,200   $1,418               $                  $
 Issuance of common stock...............
 Exercise of common stock options.......
 Issuance of Series C1 convertible
   Preferred stock......................                                               630,756     631
 Issuance of common stock for Long
   Distance Technologies acquisition....
 Issuance of common stock options.......
 Issuance of warrants in connection with
   Convertible promissory notes
   payable..............................
 Issuance of Series D convertible
   Preferred stock......................                                                                  2,140,873  2,141
 Issuance of Series E convertible
   Preferred stock and common stock for
   the NBC Sports agreement.............
 Advertising received from NBC Sports as
   payment for common stock.............
 Accrued dividends on Series A
   Redeemable preferred stock...........
 Discount accretion on Series A
   Redeemable preferred stock...........
 Net loss (as restated) (Note 19).......
                                          -------   ----------   ---------   ------   --------    ----    --------   ------
Balance, January 1, 2000 (as restated)
 (Note 19)..............................  445,263    1,936,935   1,418,200   1,418     630,756     631    2,140,873  2,141
                                          -------   ----------   ---------   ------   --------    ----    --------   ------
 Exercise of common stock options.......
 Issuance of common stock options.......
 Advertising received from NBC Sports...
 Accrued dividends on Series A
   Redeemable preferred stock...........
 Discount accretion on Series A
   Redeemable preferred stock...........
 Net loss...............................
                                          -------   ----------   ---------   ------   --------    ----    --------   ------
Balance, March 31, 2000.................  445,263   $1,936,935   1,418,200   $1,418    630,756    $631    2,140,873  $2,141
                                          =======   ==========   =========   ======   ========    ====    ========   ======

                                              SERIES E
                                             CONVERTIBLE
                                           PREFERRED STOCK       COMMON STOCK
                                          -----------------   ------------------
                                           NUMBER              NUMBER              STOCK ISSUED   ADDITIONAL
                                             OF                  OF                FOR PREPAID      PAID-IN       RETAINED
                                           SHARES    AMOUNT    SHARES     AMOUNT   ADVERTISING      CAPITAL       DEFICIT
                                          --------   ------   ---------   ------   ------------   -----------   ------------
Balance, January 1, 1999 (as restated)
 (Note 19)..............................              $       1,755,180   $1,755   $              $12,354,277   $(16,128,619)
 Issuance of common stock...............                         18,550      19                        28,734
 Exercise of common stock options.......                         13,109      13                        14,589
 Issuance of Series C1 convertible
   Preferred stock......................                                                            4,779,725
 Issuance of common stock for Long
   Distance Technologies acquisition....                        284,401     284                     3,227,667
 Issuance of common stock options.......                                                              106,174
 Issuance of warrants in connection with
   Convertible promissory notes
   payable..............................                                                              378,379
 Issuance of Series D convertible
   Preferred stock......................                                                           34,026,360
 Issuance of Series E convertible
   Preferred stock and common stock for
   the NBC Sports agreement.............   811,423     811      811,423     811     (13,461,508)   13,459,886
 Advertising received from NBC Sports as
   payment for common stock.............                                                876,687
 Accrued dividends on Series A
   Redeemable preferred stock...........                                                             (150,000)
 Discount accretion on Series A
   Redeemable preferred stock...........                                                              (44,005)
 Net loss (as restated) (Note 19).......                                                                         (21,826,729)
                                          --------    ----    ---------   ------   ------------   -----------   ------------
Balance, January 1, 2000 (as restated)
 (Note 19)..............................   811,423     811    2,882,663   2,882     (12,584,821)   68,181,786    (37,955,348)
                                          --------    ----    ---------   ------   ------------   -----------   ------------
 Exercise of common stock options.......                          9,199       9                         9,480
 Issuance of common stock options.......                                                               36,203
 Advertising received from NBC Sports...                                                687,387
 Accrued dividends on Series A
   Redeemable preferred stock...........                                                              (37,500)
 Discount accretion on Series A
   Redeemable preferred stock...........                                                              (11,020)
 Net loss...............................                                                                   --    (16,350,689)
                                          --------    ----    ---------   ------   ------------   -----------   ------------
Balance, March 31, 2000.................   811,423    $811    2,891,862   $2,891   $(11,897,434)  $68,178,949   $(54,306,037)
                                          ========    ====    =========   ======   ============   ===========   ============


                                              TOTAL
                                          STOCKHOLDERS'
                                             EQUITY
                                          (DEFICIENCY)
                                          -------------
Balance, January 1, 1999 (as restated)
 (Note 19)..............................  $ (1,834,234)
 Issuance of common stock...............        28,753
 Exercise of common stock options.......        14,602
 Issuance of Series C1 convertible
   Preferred stock......................     4,780,356
 Issuance of common stock for Long
   Distance Technologies acquisition....     3,227,951
 Issuance of common stock options.......       106,174
 Issuance of warrants in connection with
   Convertible promissory notes
   payable..............................       378,379
 Issuance of Series D convertible
   Preferred stock......................    34,028,501
 Issuance of Series E convertible
   Preferred stock and common stock for
   the NBC Sports agreement.............
 Advertising received from NBC Sports as
   payment for common stock.............       876,687
 Accrued dividends on Series A
   Redeemable preferred stock...........      (150,000)
 Discount accretion on Series A
   Redeemable preferred stock...........       (44,005)
 Net loss (as restated) (Note 19).......   (21,826,729)
                                          ------------
Balance, January 1, 2000 (as restated)
 (Note 19)..............................    19,586,435
                                          ------------
 Exercise of common stock options.......         9,489
 Issuance of common stock options.......        36,203
 Advertising received from NBC Sports...       687,387
 Accrued dividends on Series A
   Redeemable preferred stock...........       (37,500)
 Discount accretion on Series A
   Redeemable preferred stock...........       (11,020)
 Net loss...............................   (16,350,689)
                                          ------------
Balance, March 31, 2000.................  $  3,920,305
                                          ============

See notes to consolidated financial statements.

                               TOTAL SPORTS INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

                                                       PERIOD                                             THREE         THREE
                                                  FEBRUARY 20, 1997                                      MONTHS         MONTHS
                                                       THROUGH          YEAR ENDED      YEAR ENDED        ENDED         ENDED
                                                    DECEMBER 31,       DECEMBER 31,    DECEMBER 31,     MARCH 31,     MARCH 31,
                                                        1997               1998            1999           1999           2000
                                                 -------------------   -------------   -------------   -----------   ------------
                                                    (AS RESTATED,      (AS RESTATED,   (AS RESTATED,
                                                    SEE NOTE 19)       SEE NOTE 19)    SEE NOTE 19)
Operating Activities:
 Net loss.......................................     $(4,147,439)      $(11,837,000)   $(21,826,729)   $(2,385,092)  $(16,350,689)
 Adjustments to reconcile net loss to net cash
   used in operating activities:
   Depreciation and amortization................         703,301          1,357,641       4,014,198        434,946      1,550,957
   Loss on sale of property and equipment.......                              7,212           7,433         47,729         35,428
   Loss on disposal of discontinued operations
     (Note 2)...................................                                                                        5,420,000
   Compensation expense for common stock and
     options granted............................                             23,474         106,174                        36,203
   Interest expense on line of credit
     guarantee..................................                             42,665          28,753
   Amortization of debt discount................                            146,162         105,337
   Interest expense on notes payable converted
     into equity................................                            125,918
   Advertising received as payment for common
     stock......................................                                            876,687                       687,387
   Provisions for doubtful accounts.............          20,000              4,832          11,635                           715
   Reserve for sales returns....................          14,820            400,913         589,102        251,041         29,206
   Provisions for inventory obsolescence........          37,138            106,845         392,162        185,099         41,115
   Computer equipment received as payment for
     advertising sales..........................                           (100,000)       (100,000)
   Undistributed (earnings) losses of
     affiliates.................................                             24,077        (100,193)       (13,725)       (43,449)
   Minority interest in joint venture earnings
     (losses)...................................        (138,341)            41,493
 Changes in operating assets and liabilities:
   Accounts receivable..........................        (266,448)          (742,092)       (373,753)    (1,103,712)      (938,951)
   Inventory....................................        (200,557)          (111,822)       (498,910)      (194,559)      (118,307)
   Deferred publishing costs....................        (124,910)          (364,827)     (1,436,375)        (3,272)    (1,010,878)
   Prepaid expenses and other current assets....         (66,543)          (201,611)       (966,378)      (326,968)    (1,201,389)
   Accounts payable.............................                            337,097         349,430       (333,458)     2,267,305
   Accrued expenses.............................         343,586            820,485       1,694,741        (86,156)       880,423
   Deferred revenues............................                             58,173         452,979                       290,301
                                                     -----------       ------------    ------------    -----------   ------------
       Net cash used in operating activities....      (3,825,393)        (9,860,365)    (16,673,707)    (3,528,127)    (8,424,623)
Investing Activities:
 Purchases of property and equipment............        (357,371)          (740,824)     (2,154,442)      (380,445)    (2,503,019)
 Equity investment in Golf.Com..................                           (250,000)
 Cash from acquired companies...................                             26,880          36,388
 Acquisition of KOZ sports content business.....      (1,414,240)
                                                     -----------       ------------    ------------    -----------   ------------
       Net cash used in investing activities....      (1,771,611)          (963,944)     (2,118,054)      (380,445)    (2,503,019)
Financing Activities:
 Borrowings (repayments) on line of credit,
   net..........................................       2,330,000            753,483      (3,083,483)      (235,579)
 Proceeds from issuance of notes payable and
   short-term advances..........................                          3,453,838       6,606,626        106,900
 Principal repayments on notes payable and
   short-term advances..........................         (12,847)          (102,016)       (492,568)                      (38,648)
 Principal repayments on capital leases.........                            (29,524)       (167,187)       (76,869)       (88,278)
 Proceeds from issuance of common stock and cash
   contributions................................         649,699                308          14,602              9          9,489
 Proceeds from issuance of Series A redeemable
   preferred stock, net.........................         750,998
 Proceeds from issuance of warrants in
   connection with preferred stock offerings and
   convertible notes payable....................         179,000            146,162      10,957,452
 Proceeds from issuance of Series B Convertible
   Preferred stock, net.........................       1,936,935
 Proceeds from issuance of Series C Convertible
   Preferred stock, net.........................                          6,050,054
 Proceeds from issuance of Series C1 Convertible
   Preferred stock..............................                          1,000,000       4,780,356      4,738,881
 Proceeds from issuance of Series D Convertible
   Preferred stock..............................                                         17,162,465
                                                     -----------       ------------    ------------    -----------   ------------
       Net cash provided by (used in) financing
        activities..............................       5,833,785         11,272,305      35,778,263      4,533,342       (117,437)
Net Increase (Decrease) in Cash and Cash
 Equivalents....................................         236,781            447,996      16,986,502        624,770    (11,045,079)
Cash and Cash Equivalents, Beginning of
 Period.........................................                            236,781         684,777        684,777     17,671,279
                                                     -----------       ------------    ------------    -----------   ------------
Cash and Cash Equivalents, End of Period........     $   236,781       $    684,777    $ 17,671,279    $ 1,309,547   $  6,626,200
                                                     ===========       ============    ============    ===========   ============

See notes to consolidated financial statements.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR PERIOD ENDED:

                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    MARCH 31,    MARCH 31,
                                      1997            1998            1999          1999         2000
                                  ------------    ------------    ------------    ---------    ---------
Cash paid for interest..........    $37,287         $108,805        $577,415      $ 154,905     $68,159
                                    =======         ========        ========      =========     =======

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Period February 20, 1997 through December 31, 1997:

     As discussed in Note 3, Total Sports issued 290,323 shares of common stock valued at $133,548 as consideration for the purchase of the assets and liabilities of Sports Extra, Inc. In connection with the Sports Extra acquisition, Total Sports forgave a note receivable of $100,000 from Sports Extra. Also related to the Sports Extra acquisition, Total Sports assumed two notes payable, totaling $93,046, including accrued interest, related to databases acquired from Sports Extra.

     As also discussed in Note 3, Total Sports issued 33,142 shares of common stock valued at $16,571 as consideration for the purchase of the assets and liabilities of DesigNet.

     In connection with the Series A redeemable preferred stock offering, Total Sports converted an advance from a stockholder of $250,000 into 25,000 shares of Series A redeemable preferred stock.

     Total Sports reclassified an advance from a founding stockholder of $125,000 as paid-in capital.

     Total Sports accrued dividends of $127,500 and discount accretion of $16,680 relating to the Series A redeemable preferred stock.

Year Ended December 31, 1998:

     As also discussed in Note 3, Total Sports issued 418,971 shares of common stock valued at $481,817 as consideration for the remaining 50% ownership of Total College Communications Company.

     Total Sports acquired certain computer databases for $361,359 by issuing a note payable.

     Total Sports acquired certain computer hardware valued at $225,154 by entering into noncancelable capital leases.

     Total Sports accrued dividends of $150,000 and discount accretion of $47,645 relating to the Series A redeemable preferred stock.

     Notes payable and accrued interest totaling $3,725,918 were converted into Series C convertible preferred stock.

Year Ended December 31, 1999:

     As discussed in Note 3, Total Sports issued 284,401 shares of common stock valued at $3,227,951 as consideration for the purchase of the assets and liabilities of Long Distance Technologies, Inc. d/b/a Motortrax Interactive.

     Total Sports acquired certain computer hardware valued at $523,273 by entering into noncancelable capital leases.

     Total Sports acquired certain computer equipment valued at $114,921 by entering into a 3-year promissory note with First Raleigh Telex.

     Total Sports accrued dividends of $150,000 and discount accretion of $44,005 relating to the Series A redeemable preferred stock.

     Notes payable totaling $6,500,000 were converted into Series D convertible preferred stock.

     In connection with the NBC Sports, Inc. agreement discussed in Note 11, Total Sports issued 811,423 stock units valued at $16.59 per unit in exchange for prepaid advertising. Each stock unit consists of one share of common stock and one share of Series E preferred stock.

See notes to consolidated financial statements.

                               TOTAL SPORTS INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

     Total Sports is an event-centered, online sports media company. Total Sports provides sports fans and enthusiasts with live, or real-time, simulcasts of events in eight collegiate and professional sports, game summaries, in-depth statistical analysis, breaking news and the opportunity to purchase sports-related merchandise. Total Sports' networks provide online sponsorship and e-commerce opportunities for advertisers and merchants associated with specific sports, leagues, teams and events. Total Sports also publishes encyclopedias, fan guides and other hard and soft cover books.

     Total Sports Inc. was originally incorporated on February 20, 1997 as Total Ltd., a North Carolina corporation. Prior to March 31, 1997, Total Ltd. conducted no business and had no activity. Concurrent with the acquisition (see
Note 3), Total Ltd. began its principal operations.

     On May 29, 1998, Total Sports Inc. was incorporated in the State of Delaware. The capital structure of Total Sports Inc. was identical to Total Ltd.'s in terms of the authorized number of shares, dividends, voting rights, liquidation preference and redemption rights, except that the new capital structure authorized Total Sports Inc. to issue up to 5,000,000 shares of preferred stock.

     On June 2, 1998, Total Ltd. was merged with and into Total Sports Inc. The separate existence of Total Ltd. ceased, and Total Sports Inc. became the surviving corporation. Prior to the merger, Total Sports Inc. had no operations or activity. As part of the merger, each share of Total Ltd.'s issued and outstanding Series A redeemable, Series B convertible, and common stock was converted into and exchanged for one share of Total Sports Inc.'s Series A redeemable preferred stock, Series B convertible preferred stock, and common stock, respectively. The shareholders of the two companies were exactly the same prior to and after the merger. As the ownership structures of the entities did not change, the assets and liabilities transferred in the merger were recorded at Total Ltd.'s historical book values with no goodwill or other step-up in basis recorded.

Going Concern Discussion

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements, Total Sports has experienced a substantial increase in operating expenses since inception in connection with the growth of its operations and staffing and the expansion of its service offerings. From its inception, Total Sports has incurred net losses of more than $54.2 million, including losses of approximately $21.8 million in 1999 and $16.4 million during the three months ended March 31, 2000. Total Sports expects to continue to incur net losses for the foreseeable future as it implements its business strategy. In addition, the Company had a working capital deficiency at March 31, 2000 and net cash used in operating activities during the three months ended March 31, 2000 totaled $8.4 million. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should Total Sports be unable to continue as a going concern.

     As of March 31, 2000, Total Sports had approximately $6.6 million in cash and cash equivalents. Management has determined that it must raise additional funds to support its operations and implement its business strategy over the next twelve months, and is undertaking efforts to raise additional capital. These efforts include obtaining bridge financing and additional capital contributions from existing stockholders (see Note 20). Although no assurances can be given that the Company will be successful in raising additional capital sufficient to continue its operations, based on Total Sports' history of raising equity, management believes that it can successfully raise funds necessary to support its plans on its intended timetable. In the event that Total Sports is not able to raise such additional funds, management has prepared a contingency operating plan that consists of reductions in personnel and marketing expenditures which, in the opinion of

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

management, could be implemented and could allow Total Sports to continue its operations for a reasonable period of time. However, the full implementation of this contingency plan could have material adverse effects on Total Sports' long-term operations.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Financial Statements

     The consolidated financial statements as of March 31, 2000 and for the three months ended March 31, 1999 and 2000 are unaudited. In addition, disclosure information subsequent to January 24, 2000 (the original issuance date of our 1999 financial statements) is unaudited (except for the going concern discussion in Note 1 and Note 19). In the opinion of management, the unaudited consolidated balance sheet at March 31, 2000, and the unaudited consolidated statements of operations, stockholders' equity, and cash flows for the three months ended March 31, 1999 and 2000, include all adjustments, which include only normal recurring adjustments, necessary to present the financial position and results of operations and cash flows for the periods then ended in accordance with accounting principles generally accepted in the United States of America.

     The results of operations for the three months ended March 31, 1999 and 2000 are not necessarily indicative of results to be expected for the full fiscal year or any other period. The results of operations and comparisons with prior and subsequent interim periods are materially impacted by the results of operations of businesses acquired. Furthermore, Total Sports experiences higher levels of revenues during the first quarter than during the second or third quarters. Historically, Total Sports has achieved its highest revenues in its first quarter.

Principles of Consolidation

     The accompanying consolidated financial statements are prepared on the accrual basis of accounting and include the accounts of Total Sports and its wholly-owned subsidiary, Sports Extra Acquisition Corporation.

     The consolidated financial statements for the year ended December 31, 1999 also include the accounts of Total Motorsports, Inc., a wholly-owned subsidiary, which was formed during 1999 and acquired Long Distance Technologies, Inc. on June 4, 1999, and Total Sports Publishing, Inc., a wholly-owned subsidiary, which was also formed during 1999. All of the assets related to Total Sports' print publishing segment were transferred to Total Sports Publishing, Inc., as of June 30, 1999. All significant intercompany accounts and transactions have been eliminated in consolidation.

     Total Sports' 50% investment in Total College Communications Company is accounted for by the equity method of accounting. As discussed in Note 3, Total Sports acquired the remaining 50% of Total College Communications in June 1998 and began consolidating Total College Communications at that date. All intercompany transactions have been eliminated in consolidation.

     Total Sports' investment in Golf.Com is accounted for by the equity method of accounting as Total Sports exerts significant influence over this entity.

Cash and Cash Equivalents

     The Company considers all money market accounts, debt instruments purchased with an original maturity of three months or less, and other highly liquid investments to be cash equivalents.

Concentration of Credit Risk

     Total Sports relied on a single distributor for sales of all print titles during 1997 and 1998. This distributor collected all sales proceeds and remitted these monies, less the distribution fees, on a monthly basis. Effective

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

February 1999, Total Sports entered into a termination agreement with the distributor that allows Total Sports to utilize another national distributor for all of its titles except Total Hockey, with the original distributor receiving from 3% to 5% of sales for all titles through June 2000. Total Sports paid approximately $77,000 during 1999 and $10,000 during the three months ended March 31, 2000 to the original distributor under the terms of the termination agreement.

Inventory

     Inventory consists primarily of the direct costs associated with the printing of finished books, such as printing, jacket costs, etc. Costs are recorded as titles are developed and are expensed on a per unit basis when sold. Total Sports establishes an allowance for obsolete inventory based on historical and industry experience. All book inventories are fully reserved upon the one-year anniversary of the book's release.

Deferred Publishing Costs

     Total Sports' investment in publishing costs is capitalized and amortized over the estimated selling period of one year using the sum-of-the-months digits method beginning on the release date of the related book. Costs incurred for titles that have not been released are classified as long-term deferred publishing costs. Amortization expense was approximately $29,000 in 1997, $574,000 in 1998, $862,000 in 1999, $140,000 for three months ended March 31,
1999 and $290,000 for the three months ended March 31, 2000.

Property and Equipment

     Property and equipment is carried at historical cost and is being depreciated using the straight-line method over the estimated useful lives of the related assets over periods ranging from one to seven years.

     Maintenance and repairs are charged to expense when incurred; improvements are capitalized. Upon the sale or retirement of assets, the cost and accumulated depreciation are removed from the account and any gain or loss is recognized.

Goodwill

     Goodwill is amortized on a straight-line basis over the periods that expected economic benefits will be provided, ranging from 19 months to 5 years. Management estimates the period of economic benefit considering factors such as existing contracts and estimated lives of other operating assets acquired. Total Sports evaluates the realizability of goodwill when events or circumstances indicate a possible inability to recover the carrying amount. Events which could indicate an impairment of goodwill include loss of key contracts with sports leagues such as the NCAA and NASCAR, a disposal of a segment or business line, and the effects of obsolescence, demand, and competition on our products and services.

     In the event of a possible impairment, Total Sports evaluates enterprise level goodwill using a market capitalization method based on quoted prices or cash transactions of equity securities. If an impairment is indicated, the impairment is measured as the net book value of Total Sports less the market value of Total Sports' equity securities. Total Sports evaluates goodwill attributable to an acquired business whose operations are separately identifiable and which has not been incorporated into Total Sports' general operations based on cash flow of the existing business, discounted at rates commensurate with the risks involved. Such discount rates are determined after considering Total Sports' cost of capital and incremental borrowing rates. If an impairment of goodwill from a separate business is indicated, the impairment is measured as the excess of the carrying value of goodwill of the separate business over the fair value, as measured by the total discounted cash flows of the business. The analyses require significant management judgment to evaluate the capacity of an acquired business to perform within projections.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     As of December 31, 1999, net goodwill summarized by amortization period is as follows:

19 months - 3 years......................................  $2,101,565
3 - 5 years..............................................     534,706
                                                           ----------
                                                           $2,636,271
                                                           ==========

Databases

     Databases represent the cost of acquiring historical statistical information from outside parties in electronic formats. Databases are amortized on a straight-line basis over a period of 7 years. Internal costs incurred to accumulate statistical information are expensed as incurred.

Income Taxes

     Deferred income taxes are recognized for the tax consequences of "temporary" differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and for the tax effect of net operating and economic loss carryforwards under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that management believes is more likely than not to be realized. As of December 31, 1998 and 1999 and March 31, 2000, the net deferred tax assets have been fully reserved.

Revenue Recognition

     Total Sports derives revenues from three primary sources: digital publishing; print publishing; and e-commerce. Digital publishing revenues result from the sale of sponsorships and of banner advertisements, licensing of statistical data and content, and providing web site development services for third parties. Sponsorship revenues generally relate to specific sporting championship events, such as the NCAA men's basketball championships. Advertising revenues are typically derived from sales of banner advertisements on Total Sports' Web sites. Sponsorship revenues are recognized in the period that the sponsored event occurs and the sponsorship is displayed, provided that no significant obligations remain, such as unmet commitments for guaranteed minimum impressions ("page views" or "hits"). Advertising revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant obligations remain. In the event that sponsorships or advertising contracts contain minimum impressions guarantees, revenue is recognized as progress is made toward the minimum impression commitments or using the straight-line method, whichever is less.

     Licensing revenue for statistical data is recognized when the statistical data has been delivered and Total Sports has no further obligations. Content licensing revenue is recognized over the period of the license agreement as Total Sports delivers the content. Web site development revenue is recognized as the services are performed, provided that no significant obligations remain. If Web site development fees relate to or originate from an agreement to license content, the development fees revenue is recognized over the content license period. Amounts billed or received for which services have not yet been provided are recorded as deferred revenue in the current liabilities section of the balance sheets.

     Print publishing revenues are derived from the sale of encyclopedias and other hard cover and soft cover books. For titles Total Sports publishes, print publishing revenue is recognized upon the sale of books by a third-party distributor. For books that Total Sports co-published, revenue is recognized as Total Sports earns fixed advances that are paid by the co-publisher. Upon the sale of books where Total Sports is the publisher, a reserve for right of returns, based on historical and industry averages, of approximately 37.0% is established.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

Allowance for sales returns of books totaled approximately $416,000 at December 31, 1998 and $985,000 at December 31, 1999, and $1,017,000 at March 31, 2000.

     E-commerce revenues represent sales of sports equipment, apparel and memorabilia through online stores and through live event merchandising. E-commerce revenue is recognized upon the delivery to and acceptance of goods to our customers, which occurs only after credit card authorization. During 1998 and 1999, approximately 75% of goods used to fulfill customer orders were purchased by Total Sports from third-party manufacturers or distributors after Total Sports received customer orders. For all e-commerce sales, Total Sports assumes credit risk and is responsible for pricing, processing orders, arranging or authorizing delivery, processing all merchandise returns, providing all customer support related to the transaction, and resolving customer disputes. Title to goods held on hand at Total Sports' offices transfers to Total Sports at the time the goods are received by Total Sports from its suppliers. Title to goods purchased from distributors and shipped directly to customers transfers to Total Sports at the time the goods are shipped from the distributor. Title transfers from Total Sports to the final customer at the time the goods are delivered to and accepted by the customer. In the event goods are lost or damaged during shipment from or return to the distributor and coverage is denied by the commercial shipping company, Total Sports bears the risk of loss. Credit card sales account for approximately 100% of total e-commerce sales in 1998 and 1999. Total Sports' policy is to record a sales returns reserve for anticipated future returns; however, prior to quarter ended June 30, 1999, e-commerce sales returns were insignificant and were netted from e-commerce revenue as incurred. Subsequent to June 30, 1999, Total Sports has provided for estimated e-commerce returns at the time of shipment based on historical data. Allowance for e-commerce returns totaled approximately $20,000 at December 31, 1999 and $17,000 at March 31, 2000.

Barter Transactions

     Total Sports recognizes advertising revenue as a result of barter transactions for advertising and direct links to Total Sports' TotalCasts for baseball and other sports. Such revenue is recognized based on the fair value of the consideration received, which generally consists of advertising and computer equipment. Barter revenue and the corresponding expense are recognized in the period the advertising is displayed. Management determines the fair value of barter transactions based on currently available advertising rates for similar advertising (i.e., size of advertisement, type of publication, etc.) or the current cost of similar computer equipment.

     As discussed in Note 11, during 1999 Total Sports entered into an agreement with NBC Sports, Inc. for promotional and advertising services. Under the agreement, NBC Sports will provide $17.4 million in on-air promotion and marketing of all Total Sports' TotalCasts for which it has broadcast rights over a 51-month period. The promotion and advertising received by Total Sports under this agreement will be recognized as sales and marketing expense in the consolidated financial statements as the services are provided by NBC Sports. The $17.4 million of promotion and advertising is expected to be received by Total Sports in the following periods: 1999 - 6%; 2000 - 20%; 2001 - 30%;
2002 - 22%; and 2003 - 22%.

Cost of Revenues

     Digital publishing cost of revenues consists primarily of compensation and benefits for the editorial and operations staff, contract labor, commissions, royalty and license payments, content fees, and allocations of facilities and other shared costs such as depreciation, telecommunications and computer-related expenses.

     To provide content for its digital publishing activities, Total Sports acquires statistical data and content from newspaper wire feeds. In addition, Total Sports has the right to accumulate statistical data and content through license agreements with sports leagues. Wire feeds are expensed as cost of sales when incurred. Content licensing costs are paid at the beginning of the license period and expensed as cost of sales ratably

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

over the license period. Costs incurred for wire feeds and content licensing costs totaled approximately $308,000, $786,000 and $1,163,000 for the periods ended December 31, 1997, 1998, and 1999 and $144,000 and $349,000 for the three months ended March 31, 1999 and 2000.

     Print publishing cost of revenues consists primarily of the direct costs of books sold to customers, product fulfillment, amortization of deferred publishing costs such as author fees and royalty payments, license fees, and allocations of facilities and other shared costs.

     E-commerce cost of revenues consists primarily of the direct costs of merchandise sold to customers, and costs associated with credit card and other commissions, product fulfillment, outbound shipping and handling costs, and allocations of facilities and other shared costs.

Product Development Costs

     During its development and modification in 1997 and 1998, Total Sports' TotalCast software was intended for internal use only and not for sale to third-parties. As such, during that time Total Sports expensed all development costs related to the TotalCast software as incurred. During 1999, Total Sports adopted the provisions of AICPA Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use, which requires specified costs of developing or obtaining internal-use software to be capitalized and amortized. Due to Total Sports' history of complete revisions to its TotalCast software and the substantial uncertainty surrounding future technological requirements, Total Sports expenses as incurred the costs of internally developed software with either expected useful lives of six months or less or total project costs of $5,000 or less.

Advertising

     Total Sports expenses advertising costs as incurred. Advertising expense was approximately $86,000 for the period February 20, 1997 through December 31, 1997, $835,000 for the year ended December 31, 1998, $1,358,000 for the year ended December 31, 1999, $206,000 for three months ended March 31, 1999 and $3,224,000 for three months ended March 31, 2000. There were no advertising costs reported as assets at December 31, 1998. At December 31, 1999 and March 31, 2000, there were advertising costs totaling approximately $14,000 reported as prepaid assets.

Stock Compensation

     Total Sports' stock option plan is accounted for in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Total Sports follows the disclosure requirements of SFAS No. 123, Accounting for Stock Based Compensation.

Warrants

     Stock purchase warrants issued in connection with debt and equity financings are recorded at amounts based on their relative estimated fair values at time of issuance and credited to additional paid-in capital. Any resulting debt discount is amortized to interest expense over the term of the related debt using the interest method.

Fair Value of Financial Instruments

     Total Sports' financial instruments consist of cash and cash equivalents, trade receivables, trade payables, line of credit and notes payable. The carrying values of cash and cash equivalents, trade receivables and trade payables approximate fair value because of the short-term nature of these assets and liabilities. The carrying values of the revolving line of credit approximates fair value because the related interest rate is based on

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

LIBOR. The estimated fair values of notes payable, which consist of fixed-rate borrowings, are based on future cash flows discounted at 7.75%. The estimated fair value of notes payable, including current maturities, at December 31, 1998 is approximately $337,000, as compared to a carrying value of $343,503. The estimated fair value of notes payable at December 31, 1999 is approximately $417,000, as compared to a carrying value of $410,580. The estimated fair value of notes payable at March 31, 2000 is approximately $375,000, as compared to a carrying value of $372,208.

Net Loss Per Share

     Total Sports computes net loss per share in accordance with SFAS No. 128, Earnings Per Share. Basic and diluted net loss per share is computed by dividing the net loss applicable to common stockholders for the period by the weighted-average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share excludes potential shares of common stock if the effect is antidilutive. Potential shares of common stock are composed of incremental shares of common stock issuable upon the exercise of potentially dilutive stock options and warrants using the treasury stock method and upon conversion of Total Sports' preferred stock. Diluted net loss per share presented in the accompanying consolidated financial statements is the same as basic net loss per share because Total Sports had losses for all periods presented and inclusion of potential shares would therefore be antidilutive.

Accounting Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

Presentation

     Certain amounts for 1997 and 1998 have been reclassified to conform to the 1999 presentation.

Recent Accounting Pronouncements

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, and No. 131, Disclosures About Segments of an Enterprise and Related Information. SFAS No. 130 requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. Total Sports has adopted SFAS No. 130 as of January 1, 1998; however, this standard does not currently impact disclosures.

     SFAS No. 131 requires that a public business enterprise report financial and descriptive information about its reportable operating segments. This statement defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Total Sports has adopted SFAS No. 131 as of January 1, 1998.

     In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use. SOP 98-1 is effective for financial statements for the years beginning after December 15, 1998. SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs. The adoption of SOP 98-1 during the

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

year ended December 31, 1999 did not have a significant effect on the reported results of operations, financial position or cash flows.

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In June 1999, the Financial Accounting Standards Board issued SFAS No. 137, Accounting for Derivative Instruments and Hedging
Activities -- Deferral of the Effective Date of FASB Statement No. 133. This statement postpones the effective date of SFAS No. 133. Total Sports will be required to adopt the new reporting guidelines for the fiscal year beginning January 1, 2001. Total Sports has not fully analyzed the provisions of this statement or its effects on Total Sports.

     On December 3, 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 ("SAB 101"). SAB 101 summarizes certain views of the SEC staff in applying accounting principles generally accepted in the United States of America to revenue recognition in financial statements. The SEC issued Staff Accounting Bulletin No. 101B on June 26, 2000, which delays the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. Total Sports adopted SAB 101 as of January 1, 2000; however, this bulletin does not have a significant impact on Total Sports' revenues.

     In January 2000, the Emerging Issues Task Force ("EITF"), the EITF reached a consensus on EITF 99-1, Accounting for Advertising Barter Transactions (the "Issue"). This Issue states that revenue and expense should be recognized at fair value from an advertising barter transaction only if the fair value of the advertising surrendered in the transaction is determinable based on the entity's own historical practice of receiving cash, marketable securities, or other consideration that is readily convertible to a known amount of cash for similar advertising from buyers unrelated to the counterparty in the barter transaction. If the fair value of the advertising surrendered in the barter transaction is not determinable within the limits of this Issue, the barter transaction should be recorded based on the carrying amount of the advertising surrendered, which likely will be zero. This Issue may be applied either prospectively to transactions after January 20, 2000, or as a change in accounting principle. Total Sports has elected to adopt the provisions of the Issue prospectively. Had Total Sports adopted the provisions of EITF 99-1 as of February 20, 1997 (date of inception), reported barter revenues would have decreased by $-0- in 1997, $427,000 in 1998 and $1,110,000 in 1999.

2. DISCONTINUED OPERATIONS

     On March 27, 2000, management of Total Sports adopted a plan to sell its wholly-owned subsidiary, Total Sports Publishing, which comprises the entire operations of Total Sports' print publishing segment. The revenues from the print publishing segment were $257,344, $1,314,692, and $1,831,208, for 1997,
1998, and 1999, respectively, and $789,730 and $272,469 for the three months ended March 31, 1999 and 2000. Total Sports is currently in negotiations to sell Total Sports Publishing to a related party who is minority shareholder of the Company. However, there is significant uncertainty as to whether the negotiations will yield an agreement. As such, the loss recorded at March 31, 2000 assumes a termination of the print business. Accordingly, the operations of the discontinued print publishing business have been segregated in the accompanying statements of operations. Net revenues, cost of sales, and operating expenses associated with the discontinued operations have been reclassified from all periods presented. No allocation of interest income or interest expense has been attributed to the discontinued operations. In addition, segregated operations of the print publishing business and the expected loss on disposal reflect no income tax benefit.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     The assets of the print publishing business to be disposed of at March 31, 2000, are as follows:

                                                           MARCH 31,
                                                              2000
                                                           ----------
Accounts receivable......................................  $  176,798
Inventories..............................................     341,319
Prepaid expenses.........................................      33,870
Deferred publishing costs................................   1,785,045
Property and equipment...................................     159,508
                                                           ----------
Net assets held for disposition..........................  $2,496,540
                                                           ==========

3. BUSINESS ACQUISITIONS AND EQUITY INVESTMENTS

KOZ Acquisition

     On March 31, 1997, Total Sports purchased certain assets and assumed certain liabilities of the sports content business of KOZ inc., a related company, for an aggregate cash purchase price of $1,414,240. This acquisition was financed by borrowings under a line of credit (see Note 6). The KOZ acquisition has been accounted for in accordance with the purchase method of accounting and the accompanying consolidated financial statements of Total Sports reflect the purchase price allocated to assets acquired and liabilities assumed based on their fair values as of the acquisition date. Goodwill resulting from the KOZ acquisition is being amortized over 3 years. The following is a summary of the purchase price allocation in connection with the KOZ inc. acquisition:

  Current assets.........................................  $  120,546
  Property and equipment.................................     557,172
  Goodwill...............................................   1,286,522
  Liabilities assumed....................................    (550,000)
                                                           ----------
                                                           $1,414,240
                                                           ==========

Sports Extra Acquisition

     Concurrent with the KOZ acquisition, Total Sports purchased all the assets and assumed all the liabilities of Sports Extra, Inc., an unrelated company, for an aggregate purchase price of $233,548. The Sports Extra acquisition was funded by forgiveness of a note receivable from Sports Extra of $100,000 and the issuance of 290,323 shares of Total Sports' common stock valued at $133,548. Sports Extra was merged into Sports Extra Acquisition Corporation, the surviving corporation. The Sports Extra acquisition has been accounted for in accordance with the purchase method of accounting and the accompanying consolidated financial statements of Total Sports reflect the purchase price allocated to assets acquired and liabilities assumed based on their fair values as of the acquisition date. Goodwill resulting from the Sports Extra acquisition is being amortized over 3 years. The following is a summary of the purchase price allocation in connection with the Sports Extra acquisition:

Property and equipment...................................  $   7,049
Goodwill.................................................    631,142
Databases................................................    293,039
Liabilities assumed......................................   (697,682)
                                                           ---------
                                                           $ 233,548
                                                           =========

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

Total College Communications Acquisition

     In June 1998, Total Sports acquired the remaining 50% interest that it did not own of Total College Communications Company. Total Sports issued Host Communications 418,971 shares of common stock valued at $481,817 for Host's 50% interest in Total College Communications. Total College Communications was then merged into Total Sports. The Total College Communication acquisition has been accounted for in accordance with the purchase method of accounting and the accompanying consolidated financial statements of Total Sports reflect the purchase price allocated to assets acquired and liabilities assumed based on their fair values as of the acquisition date. Goodwill resulting from the Total College Communication acquisition is being amortized over three years. The following is a summary of the purchase price allocation of the Total College Communication acquisition:

Goodwill..................................................  $496,384
Extinguishment of minority interest payable to joint
  venture partner.........................................    28,152
Liabilities incurred in acquisition.......................   (42,719)
                                                            --------
                                                            $481,817
                                                            ========

Golf.Com L.L.C. Investment

     In May and July 1998, Total Sports invested a total of $250,000 for a 25% voting interest in Golf.Com L.L.C. At the time of the investment, Total Sports' underlying ownership of Golf.Com's net assets approximated $15,000. The $235,000 difference has been accounted for as goodwill and is being amortized over three years. Total Sports is using the equity method of accounting for the Golf.Com investment. As part of this investment, Total Sports assumed full control over the managerial and operation functions of the Golf.Com Web site. In addition, Total Sports entered into an operating agreement with Golf.Com in which it assumed the liability for all operating expenses of running the web site for a five-year period. Total expenses charged to operations from outside third parties under the agreement, excluding the cost of e-commerce merchandise, were approximately $630,000 for 1998 and approximately $1,312,000 for 1999.

     Under the agreement, Total Sports initially receives a 15% stake in Golf.Com's net profits and losses. If under Total Sports management the Golf.Com Web site meets performance thresholds for both operating revenues and total Web page views, Total Sports will receive an annual 2.5% increase in its share of Golf.Com's net profits and losses with a maximum aggregate increase of 10%. The performance thresholds consist of achieving annual operating revenues progressing from $1,160,000 to $2,106,000 and achieving annual page views of approximately 47,000,000 to 85,300,000 over a four-year period. If the performance thresholds are not met in any single year, but the thresholds are met in a subsequent year, Total Sports will receive the current year's 2.5% increase as well as all prior year's increases not previously granted. For the six months ended December 31, 1998, Total Sports recorded as equity in earnings
(loss) of affiliate 15.0% of Golf.Com's net loss before deduction of expenses required under the operating agreement, totaling approximately $24,000. For the year ended December 31, 1999 and the three months ended March 31, 2000, Total Sports recorded 15.0% of Golf.Com's net earnings before deduction of expenses required under the operating agreement, totaling approximately $100,000 and $43,000, respectively. All costs incurred by Total Sports as required under the operating agreement were expensed as incurred. Total Sports is primarily responsible for operating the Golf.Com Web site and selling and arranging advertising and sponsorships to be included on the Web site. Summarized financial information of Golf.Com as of December 31, 1999 is as follows:

                                                          DECEMBER 31,
                                                              1999
                                                          ------------
Total assets............................................  $   983,527
Total liabilities.......................................  $   292,876
Net loss for the year ended December 31, 1999...........  $(1,200,859)

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     As discussed in Note 20, Total Sports entered into an agreement to sell its 17.5% ownership in Golf.Com to Quokka Sports, Inc. on June 8, 2000.

Long Distance Technologies Acquisition

     On June 4, 1999, Total Sports acquired 100% of the common stock of Long Distance Technologies, Inc. d/b/a Motortrax Interactive and subsequently merged it into a wholly-owned subsidiary of Total Sports named Total Motorsports, Inc. The Long Distance Technologies acquisition was funded by issuance of 284,401 shares of Total Sports' common stock valued at $3,227,951. The acquisition was accounted for in accordance with the purchase method of accounting. The final purchase price allocation has not been finalized. Preliminary goodwill resulting from the purchase of Long Distance Technologies is being amortized over a period of 19 months, the remaining life of its contract with NASCAR. The following is a summary of the preliminary purchase price allocation of the Long Distance Technologies acquisition:

Current assets...........................................  $  127,001
Property and equipment...................................     110,896
Goodwill.................................................   3,327,478
Liabilities assumed......................................    (337,424)
                                                           ----------
                                                           $3,227,951
                                                           ==========

     Total Sports also acquired deferred tax assets of approximately $394,000 relating to net operating and economic loss carryforwards in the acquisition. These deferred tax assets were fully reserved at the acquisition date as management determined it was more likely than not the loss carryforwards would not be realized.

     The 284,401 shares of Total Sports' common stock issued as consideration in the Long Distance Technologies acquisition are being held in escrow until any and all indemnification claims or disputed claims notices have been satisfied. One-third of the shares held in escrow, less any portion to be forfeited to satisfy any indemnification claims, are due to be released on June 4, 2000, subject to the occurrence of a significant event. The escrow agreement defines a significant event as the effectiveness of a registration statement for the sale of the shares held in escrow in a underwritten public offering registered under the Securities Act of 1933, or the consummation of a transaction or series of events that result in the escrowed shares becoming publicly traded. If such a significant event occurs before June 4, 2000, then at that date escrowed shares with a value in excess of $4.0 million shall be released from escrow, less any portion subject to a disputed claims notice. Upon the occurrence of a significant event after June 4, 2000, an additional amount of escrowed shares then in excess of $4.0 million shall be released, less any portion subject to a disputed claims notice. The remainder of the escrowed shares shall be released December 4, 2000, to the extent the escrowed shares are not required to be forfeited in satisfaction of indemnification claims or disputed claims notices. In accordance with the escrow agreement, 94,800 shares were released from escrow effective June 4, 2000.

     The following unaudited pro forma information presents a summary of the consolidated results of operations of Total Sports as if the Long Distance Technologies acquisition occurred at January 1, 1998:

                                                           YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,    DECEMBER 31,
                                                              1998            1999
                                                          ------------    ------------
                                                          (UNAUDITED)     (UNAUDITED)
Total Revenues..........................................  $  2,480,000    $  6,799,000
Loss before preferred dividends.........................  $(12,982,000)   $(22,172,000)
Net loss applicable for common shareholders.............  $(13,180,000)   $(22,364,000)
Net loss per share -- basic and diluted.................  $      (8.44)   $     (12.57)

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     In management's opinion, the unaudited pro forma information is not necessarily indicative of actual results that would have occurred had the acquisition been consummated at January 1, 1998, or of future operations of the combined companies.

4. DEFERRED PUBLISHING COSTS

     Deferred publishing costs at December 31, 1998, 1999 and March 31, 2000 are summarized as follows:

                                                       1998        1999        2000
                                                     --------    --------    --------
Author fees........................................  $520,676    $611,513    $955,936
License and content fees...........................    68,219     377,411     435,555
Design costs.......................................   474,842     901,485    1,094,453
                                                     --------    --------    --------
          Total deferred publishing costs..........  1,063,737   1,890,409   2,485,944
Less long-term portion.............................   392,688     690,670    1,218,716
                                                     --------    --------    --------
          Total current deferred publishing
            costs..................................   671,049    1,199,739   1,267,228
Less accumulated amortization......................  (574,000)   (825,880)   (700,899)
                                                     --------    --------    --------
          Current deferred publishing costs, net...  $ 97,049    $373,859    $566,329
                                                     ========    ========    ========

5. PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 1998 and 1999 and March 31, 2000 are summarized as follows:

                                           DEPRECIABLE
                                              LIVES          1998          1999           2000
                                           -----------    ----------    -----------    -----------
Fixtures and furniture...................     7 years     $  108,502    $   190,882    $   201,992
Computer equipment.......................     3 years      1,728,240      3,747,937      5,435,063
Software (external and internally
  developed).............................   1-3 years        251,749      1,126,662      1,454,005
Leasehold improvements...................   3-7 years         12,815        144,560        400,403
                                                          ----------    -----------    -----------
Total....................................                  2,101,306      5,210,041      7,491,463
                                                          ----------    -----------    -----------
Less accumulated depreciation............                   (793,903)    (1,771,646)    (2,074,087)
                                                          ----------    -----------    -----------
Property and equipment, net..............                 $1,307,403    $ 3,438,395    $ 5,417,376
                                                          ==========    ===========    ===========

     Certain property and equipment is pledged as collateral for notes payable and capital leases.

6. CREDIT FACILITY

     During 1998 and part of 1999 Total Sports maintained a line of credit facility with a commercial lending institution in the amount of $3,500,000. This line of credit bore interest at the LIBOR Market Index Rate plus 1.50% (6.60% at December 31, 1998). Subsequent to December 31, 1998, Total Sports entered into a series of renewals for the credit facility, which extended the maturity date to November 30, 1999 and increased the facility by $500,000 until October 5, 1999 at the same terms and conditions. This credit facility was secured by Total Sports' property and equipment and personally guaranteed by Total Sports' Chairman and Chief Executive Officer. The line of credit facility was paid in full during November 1999 with the proceeds of the Series D preferred stock offering.

     In March 1999, Total Sports renewed an irrevocable letter of credit for the benefit of an office equipment vendor in the amount of $47,000. This letter of credit expired on February 2, 2000.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

7. NOTES PAYABLE

     Notes payable outstanding at December 31, 1998, 1999 and March 31, 2000 are as follows:

                                                               1998        1999        2000
                                                             --------    --------    --------
Notes Payable:
Note payable for baseball publication assumed in Sports
  Extra acquisition, payable in annual installments of
  $6,992 each January 1 through 2001, including interest at
  7.2%.....................................................  $ 18,287    $ 12,886    $  6,799
Note payable for baseball, football and basketball
  databases, payable in $5,000 installments on January 1
  and June 1 each year through June 1, 2005, including
  interest at 7.2%.........................................    54,109      47,913      44,928
Note payable for hockey database license, payable in annual
  installments of $50,000 on August 1 through 2002, and
  payments of $75,000 on August 1, 2003 and 2004, including
  interest at 7.2%.........................................   271,107     240,673     240,397
                                                             --------    --------    --------
          Total notes payable:.............................   343,503     301,472     292,124
Less current maturities of notes payable...................    42,392      43,241      46,229
                                                             --------    --------    --------
Notes payable, net of current maturities...................  $301,111    $258,231    $245,895
                                                             ========    ========    ========
Notes Payable -- Related Parties:
Promissory note payable to First Raleigh Telex, payable
  monthly through March 2002 with interest at 9.0%,
  collateralized by computer/digital equipment.............  $     --    $ 89,384    $ 80,084
Note payable to related party due December 31, 1999, with
  interest at 8%...........................................        --      20,000          --
                                                             --------    --------    --------
          Total notes payable -- related parties...........        --     109,384      80,084
Less current maturities of notes payable--related
  parties..................................................        --      58,307      38,307
                                                             --------    --------    --------
Notes payable -- related parties, net of current
  maturities...............................................  $     --    $ 51,077    $ 41,777
                                                             ========    ========    ========

     Long-term debt maturing after one year as of December 31, 1999 is as follows: 2000 - $101,548; 2001 - $92,764; 2002 - $54,810; 2003 - $73,493;
2004 - $78,782 and thereafter - $9,459.

     In conjunction with the note payable for hockey databases, Total Sports issued a warrant for 20,000 shares of common stock at an exercise price of $7.106 per share, exercisable within 10 years.

8. LEASE COMMITMENTS

     Total Sports leases certain equipment under various operating leases. These leases contain renewal clauses for terms of one to three years, with adjustments in annual rentals for inflationary increases. Rental expense charged to operations for all operating leases totaled approximately $102,000 during 1997, $371,000 during 1998 and $649,000 during 1999. As of December 31, 1999, future minimum lease commitments on leases that had initial or remaining non-cancelable lease terms of one year or longer, are as follows:

2000.....................................................  $  613,800
2001.....................................................     605,506
2002.....................................................     597,483
2003.....................................................     534,762
2004.....................................................     497,130
                                                           ----------
     Total minimum lease payments........................  $2,848,681
                                                           ==========

     Total Sports leases certain computer equipment under noncancelable leasing arrangements, collateralized by the equipment, which are classified as capital leases. The asset balance related to capital leases totaled

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

$252,153 and $775,426 at December 31, 1998 and 1999. Amortization expense related to assets from capitalized leases was $36,696 and $145,094 for the years ended December 31, 1998 and 1999.

     As of December 31, 1999, future minimum lease payments for capital leases that have initial or remaining terms in excess of one year are as follows:

2000......................................................  $372,120
2001......................................................   244,065
2002......................................................    34,931
                                                            --------
Total minimum lease payments..............................   651,116
Less amount representing executory costs..................    18,253
                                                            --------
Net minimum payments due..................................   632,863
Less amount representing interest (11% to 26%)............    81,147
                                                            --------
Present value of future minimum lease payments............   551,716
Less current portion......................................   282,867
                                                            --------
Long-term portion of capital lease obligations............  $268,849
                                                            ========

     On August 8, 1999, Total Sports entered into a ten-year lease for office space with First Raleigh Telex, LLC. Frank Daniels, Jr., a Total Sports director and stockholder, is the beneficial owner of First Raleigh Telex.

9. INCOME TAXES

     The components of Total Sports' net deferred tax asset (liability) as of December 31, 1998 and 1999, is as follows:

                                                              1998            1999
                                                           -----------    ------------
Deferred tax assets:
  Net operating loss carryforwards.......................  $ 5,355,000    $ 12,533,000
  Accrued vacation and salaries..........................       98,000         218,000
  Bad debt and sales return reserves.....................      173,000         407,000
  Inventory allowance....................................      129,000         210,000
  Depreciation...........................................       79,000          64,000
  Amortization of goodwill...............................      255,000         391,000
  Capitalized development costs..........................                       98,000
  Other..................................................       43,000          55,000
                                                           -----------    ------------
  Total deferred tax assets..............................    6,132,000      13,976,000
  Valuation allowance....................................   (6,132,000)    (13,976,000)
                                                           -----------    ------------
          Net deferred tax assets........................  $        --    $         --
                                                           ===========    ============

     Based on management's evaluation of the positive and negative evidence impacting the realizability of the deferred tax assets, a valuation allowance has been provided. Management has considered Total Sports' history of losses and concluded that as of December 31, 1998 and 1999, and March 31, 2000, the net deferred tax assets should be fully reserved as it is more likely than not the deferred tax assets will not be realized.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     For the periods ended December 31, 1997, 1998 and 1999, reported income taxes differ from income tax benefit that would result from applying the federal statutory rate of 34% to pretax loss due to the following:

                                                 1997           1998           1999
                                              -----------    -----------    -----------
Computed expected tax benefit...............  $(1,411,000)   $(4,026,000)   $(7,422,000)
State income tax benefit, net of federal
  benefit...................................     (212,000)      (605,000)    (1,116,000)
Amortization................................       62,000         85,000        571,000
Advertising.................................           --             --        298,000
Other.......................................        7,000        (32,000)       219,000
Change in valuation allowance...............    1,554,000      4,578,000      7,450,000
                                              -----------    -----------    -----------
Income tax benefit..........................  $        --    $        --    $        --
                                              ===========    ===========    ===========

     During 1999, Total Sports acquired deferred tax assets relating to net operating loss carryforwards of approximately $394,000 from the Long Distance Technologies acquisition. These deferred tax assets were fully reserved for at the acquisition date as it was more likely than not the assets would not be realized.

     Total Sports has operating and economic loss carryforwards of approximately $32,000,000 at December 31, 1999 expiring 2012 through 2019, which can be offset against future federal and state taxable income. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which might cause limitations in the amount of net operating losses that Total Sports may utilize in any one year include, but are not limited to, a cumulative change in ownership of more than 50% over a three-year period. At December 31, 1999, the effect of such limitations, if imposed, is not expected to be significant.

10. SERIES A REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)

Series A Redeemable Preferred Stock

     In June 1997, Total Sports raised net proceeds of $750,998 from the issuance of 100,000 shares of Series A redeemable preferred stock and $179,000 from the issuance of warrants to purchase 365,218 shares of common stock at $0.01 per share to one institutional investor and one individual investor. These warrants expire in June 2007 and are exercisable upon the occurrence of an extraordinary event. An extraordinary event is defined as follows:

     - A merger, consolidation, sale or reorganization in which Total Sports or any of its subsidiaries is not the surviving corporation and in which the warrant holders receive cash or securities.

     - The consummation of a registered public offering of common stock or other equity interests of Total Sports.

     - A sale, lease or exchange, directly or indirectly, of all or substantially all of the property and assets of Total Sports, whether or not in the ordinary course of business, in which the warrant holders receive cash or securities.

     In conjunction with the execution of the Series A offering, Total Sports issued to the placement agent warrants to purchase 6,598 shares of common stock with an exercise price of $3.44 per share. The warrants expire upon the earliest to occur of (a) June 2002, (b) the acquisition of Total Sports or (c) the consummation of an initial public offering of common stock or other equity interests of Total Sports. Concurrent with the Series A offering, an advance from a stockholder of $250,000 was converted into 25,000 shares of Series A stock.

     Unless previously redeemed, all shares of Series A stock shall, at the option of the holders of a majority of the issued and outstanding shares of Series A stock, be redeemed by Total Sports at a price per share of $10.00

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

plus all accrued and unpaid dividends upon the earlier of (a) June 2, 2002 or
(b) an extraordinary or liquidating event, as defined above. The carrying value of the Series A stock is increased by periodic accretion, in the form of accrued dividends, so that the carrying value will equal the mandatory redemption value on the mandatory redemption date of June 2, 2002. Such accretion totaled $16,680 in 1997, $47,645 in 1998, $44,005 in 1999, $10,953 for the quarter ended March
31, 1999 and $11,020 for the quarter ended March 31, 2000.

     Upon the occurrence of an extraordinary event, as defined above, Series A stockholders will calculate the annual internal rate of return on the common stock exercisable under their warrants. If the internal rate of return is less than 45%, then the stockholders may require redemption by Total Sports at a price per share of $10.00 plus all accrued and unpaid dividends. If the internal rate of return is greater than 45%, then Total Sports may redeem the Series A stock and all accrued and unpaid dividends at the extraordinary event redemption price of $0.01 per share. At December 31, 1999, the price per share required to achieve greater than 45% internal rate of return was $8.67.

Series B Convertible Preferred Stock

     In November 1997, Total Sports raised net proceeds of $1,936,935 from the issuance of 445,263 shares of Series B stock to an institutional investor and several individual investors. In conjunction with this transaction, Total Sports issued to the placement agent warrants to purchase 8,285 shares of common stock with an exercise price of $4.94 per share. Such warrants expire upon the earliest to occur of (a) June 2002, (b) the acquisition of Total Sports or (c) the consummation of an initial public offering of common stock or other equity interests of Total Sports.

Series C Convertible Preferred Stock

     In August 1998, Total Sports raised net proceeds of $9,775,971 from the issuance of 1,418,200 shares of Series C stock to both institutional and individual investors. In conjunction with this transaction, Total Sports issued to the placement agent warrants to purchase 31,458 shares of common stock with an exercise price of $7.82 per share. Such warrants expire upon the earliest to occur of (a) June 2003, (b) the acquisition of Total Sports or (c) the consummation of an initial public offering of common stock or other equity interests of Total Sports.

Series C1 Convertible Preferred Stock

     In December 1998, Total Sports received a $1,000,000 contribution of capital towards the purchase of Series C1 stock from several existing stockholders. In January and April 1999, Total Sports raised net proceeds of $5,780,356, $1,000,000 of which was advanced by existing stockholders in December 1998, from the issuance of 630,756 shares of Series C1 stock to both institutional and individual investors. In conjunction with these transactions, Total Sports issued to the placement agent warrants to purchase 12,907 shares of common stock with an exercise price of $10.44 per share. Such warrants expire upon the earliest to occur of (a) January 2004, (b) the acquisition of Total Sports or (c) the consummation of an initial public offering of common stock or other equity interests of Total Sports.

Series D Convertible Preferred Stock

     On November 12, 1999, Total Sports raised net proceeds of $23,449,428 from the issuance of 2,140,873 shares of Series D preferred stock and $10,579,073 from the issuance of warrants exercisable for an aggregate 963,370 shares of Series D1 preferred stock, at an exercise price of $16.59 per share, to a venture capital fund, various companies and several individual investors. The Series D and D1 preferred stock is initially convertible into common stock on a ratio of one-to-one. In the event that the per share price of common stock sold in an initial public offering is less than $33.18, the conversion ratio of the Series D preferred stock will be adjusted

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

so that holders of Series D preferred stock will be entitled to receive additional common stock so that each preferred share will be convertible into $33.18 of common stock. Under the provision of Emerging Issues Task Force Abstract 98-5, Accounting for Convertible Securitieswith Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, in the event of an initial public offering, Total Sports will be required to record the beneficial conversion features associated with the Series D preferred as a dividend of $24,938,000. This non-cash dividend will be credited to additional paid in capital. In conjunction with this transaction, Total Sports issued 46,004 agents warrants to purchase common stock at an exercise price of $18.25 per share. Such warrants are exercisable upon the occurrence of an extraordinary event, as defined above, and expire in November 2003.

Series E Convertible Preferred Stock

     In connection with the NBC Sports advertising and promotion agreement discussed in Note 10, NBC Sports received 811,423 stock units of Total Sports valued at $16.59 per unit. Each stock unit consisted of one share each of Total Sports' common stock and Series E Convertible Preferred Stock. The Series E stock provides NBC Sports with a liquidation preference above common shareholders but subordinate to all other preferred shareholders in the event of a merger, acquisition or other liquidating event. The Series E shares are convertible into one share of common stock for every 100,000 shares of Series E stock at the option of NBC Sports at any time, and automatically convert into common shares upon completion of an initial public offering by Total Sports. The Series E shares are not entitled to dividends and have voting rights limited to matters that would adversely affect the rights of the Series E shares.

Preferred Stock Conversion Rights

     Each holder of Series B, Series C, and Series C1 stock shall have the right to convert all or any portion of such shares at any time into shares of Total Sports' common stock at an initial conversion rate of 1:1. Upon either completion of a public offering of common stock of at least $20 million and a per share price greater than $7.106 or the written consent of 80% of the Series B, Series C, and Series C1 stockholders, all of the outstanding Series B, Series C, and Series C1 shares automatically convert into shares of common stock at the conversion rate then in effect. As discussed above, the Series D stock has beneficial conversion features contingent upon the per share price of common stock sold in an initial public offering. The Series E stock automatically converts into one share of common stock for every 100,000 shares of Series E stock upon completion of an initial public offering.

Preferred Stock Dividend Rights

     The holders of the Series A stock are entitled to receive cumulative dividends of $1.20 per share per annum, payable quarterly, when and if declared by Total Sports' Board of Directors. To the extent not paid on the quarterly payment date, all dividends which have accrued on each share of Series A stock outstanding during the period ending upon each quarterly payment date shall be accumulated and remain accumulated dividends with respect to such shares until paid to holders thereof. So long as any share of Series A stock remains outstanding, no dividends shall be paid upon, or declared or set apart for, the Series B convertible preferred stock, the Series C convertible preferred stock, the Series C1 convertible preferred stock, the Series D convertible preferred stock or common stock or any other class of stock, unless and until all cumulative dividends on the then outstanding Series A stock for all past dividend periods have been or concurrently shall be paid. Dividends of $127,500, $150,000 and $150,000 were accrued on the Series A stock in 1997, 1998 and 1999, respectively. These dividends, in addition to the accreted dividends discussed above, are reflected as the total increases in the carrying value of Series A stock in the accompanying consolidated financial statements.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     After all cumulative dividends on the then outstanding shares of Series A stock for all past dividend periods have been paid, the holders of Series B, Series C, Series C1 and Series D stock are entitled to receive the following pro-rata annual dividends per share, payable quarterly, when declared by Total Sports' Board of Directors:

Series B....................................................  $0.54
Series C....................................................  $0.85
Series C1...................................................  $1.14
Series D....................................................  $1.99
Series D1...................................................  $1.99

     To the extent not paid on the quarterly payment date, all dividends which have accrued on each share of Series B, Series C, Series C1, Series D and Series D1 stock outstanding during the period ending upon each quarterly payment date shall be accumulated and remain accumulated dividends with respect to such shares until paid to holder thereof or converted into shares of common stock in accordance with the conversion privileges. Upon conversion of Series B, Series C, Series C1, Series D and Series D1 stock into shares of common stock in accordance with the conversion privileges, any outstanding accumulated dividends shall be forfeited upon such conversion. Subject to the restrictions referred to above related to Series A dividends, if any shares of Series B, Series C, Series C1, Series D and Series D1 stock remain outstanding on September 30, 2004, then all accumulated and unpaid dividends on Series B, Series C, Series C1, Series D and Series D1 stock shall be paid in cash to the holders thereof.

     At December 31, 1999, cumulative unpaid dividends on the Series B, Series C, Series C1, Series D and Series D1 stock were as follows:

Series B.................................................  $  721,326
Series C.................................................   1,899,926
Series C1................................................     745,168
Series D.................................................   1,632,357
Series D1................................................          --
                                                           ----------
          Total..........................................  $4,998,778
                                                           ==========

     No dividends have been declared on the Series B, Series C, Series C1, Series D and Series D1 stock and accordingly no liability has been recorded.

     The Series E convertible preferred stock is not entitled to dividends.

Preferred Stock Liquidation Privileges

     Upon the dissolution, liquidation, or winding up of Total Sports, whether voluntary or involuntary, the holders of outstanding Series A stock shall be entitled to receive $10 in cash for each share of Series A stock, together with all accrued and unpaid dividends. If upon such liquidating event the assets of Total Sports are insufficient to permit the payment of the Series A liquidation value, the assets of Total Sports shall be distributed to the holders of Series A stock ratably until the holders shall have received the full amount to which they would otherwise be entitled.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     Upon the dissolution, liquidation, or winding up of Total Sports, whether voluntary or involuntary, the holders of outstanding Series B, Series C, Series C1, Series D and Series D1 stock shall be entitled to receive, after all obligations to the Series A stockholders have been satisfied, the following liquidation rates in cash for each share of Series B, Series C, Series C1, Series D and Series D1 stock, together with all accrued and unpaid dividends:

Series B...................................................  $ 4.492
Series C...................................................  $ 7.106
Series C1..................................................  $ 9.490
Series D...................................................  $33.180
Series D1..................................................  $16.590

     If upon such liquidating event, the assets of Total Sports are insufficient to permit the payment of the Series B, Series C, Series C1, Series D and Series D1 liquidation values, the assets of Total Sports shall be distributed to the holders of Series B, Series C, Series C1, Series D and Series D1 stocks ratably until the holders shall have received the full amount to which they would otherwise be entitled.

     Upon the dissolution, liquidation, or winding up of Total Sports, whether voluntary or involuntary and after the payment in full of the Series A, Series B, Series C, Series C1, Series D and Series D1 liquidation preferences, the holders of outstanding Series E stock shall be entitled to receive for each share of Series E preferred stock cash for the amount by which $32.11 exceeds the amount distributable to each share of common stock.

Preferred Stock Covenants

     All of Total Sports' preferred stock investment agreements contain covenants restricting the ability of Total Sports and any of its subsidiaries without prior written consent to among other things:

     - Incur or assume additional indebtedness or obligations

     - Incur liens

     - Engage in mergers, acquisitions or asset sales

     - Declare dividends or redeem or repurchase capital stock

     - Engage in transactions with affiliates

Common Stock

     Total Sports was originally capitalized with cash of $650,000 from a founding stockholder. In February 1997, Total Sports issued 961,291 shares to founders and related parties in connection with the incorporation of Total Sports.

     As discussed in Note 3, Total Sports has issued common stock as consideration in connection with the following acquisitions:

                                                                    NUMBER OF
              ACQUIRED ENTITY                 TRANSACTION DATE    COMMON SHARES
              ---------------                 -----------------   -------------
Sports Extra................................     March 31, 1997      290,323
DesigNet....................................  December 22, 1997       33,142
Total College Communications................       June 2, 1998      418,971
Long Distance Technologies..................       June 4, 1999      284,401

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     In May 1997, Total Sports issued warrants to purchase 16,200 shares of common stock to two founding stockholders exercisable at $3.42 per share and expiring upon the earliest to occur of (a) May 2007, (b) the acquisition of Total Sports or (c) the consummation of an initial public offering of common stock or other equity interests of Total Sports. No value was attributed to these warrants using the Black-Scholes model, because the exercise price was significantly greater than the market value of the common stock on the date of grant. The fair value of the common stock warrants was calculated on the date of the grant with the following assumptions: dividend yield of 0%; volatility of 70%; risk-free rates of approximately 6%; and expected lives of 10 years.

     During 1998, the Chairman and Chief Executive Officer received 37,100 shares of common stock valued at $1.15 per share for his personal guarantee of Total Sports' line of credit. The total value of these shares, as determined by independent valuations, has been included in interest expense for the year ended December 31, 1998.

     On March 26, 1999, in connection with the refinancing of the $3,500,000 line of credit as discussed in Note 6, Total Sports' Board of Directors approved the issuance of 18,550 shares of common stock valued at $1.55 per share to its Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer received these shares for his personal guarantee of Total Sports' line of credit until July 15, 1999. The total value of these shares has been included in interest expense for the year ended December 31, 1999.

     The terms of Total Sports' Restated Certificate of Incorporation prohibit the payment of dividends to common stockholders prior to payment of all accumulated dividends on preferred stock.

11. NBC SPORTS AGREEMENT

     On November 12, 1999, Total Sports entered into an agreement with NBC Sports, Inc. for promotion and advertising services. NBC Sports received 811,423 stock units of Total Sports valued at $16.59 per stock unit in exchange for $17.4 million of on-air promotion and marketing of all of Total Sports' TotalCasts for which it has the broadcast rights over a 51-month period. NBC Sports will calculate the value of the promotion delivered at 100% of the rate charged by NBC Sports to other customers for similar promotions during the time period. Each stock unit issued to NBC Sports consisted of one share each of Total Sports' common stock and Series E convertible preferred stock. NBC Sports also received one seat on the Board of Directors of Total Sports. See Note 10 for discussion of the rights and privileges of the Series E preferred stock.

     The original stock units issued to NBC Sports are "earned" as NBC Sports provides advertising to Total Sports. Advertising expense relating to the earned shares will be valued and recorded by Total Sports at the average fair value of the common stock during the period in which the advertising was provided, up to $21.41 per share. The prepaid advertising from NBC Sports and the unearned shares outstanding at each reporting date will be remeasured at the then-current fair value of the common stock, up to $21.41 per share. The prepaid advertising due from NBC Sports has been recorded as a debit to prepaid advertising within the stockholders' equity (deficiency) section of the accompanying balance sheet for the year ended December 31, 1999. Total Sports recognized a non-cash charge to advertising expense of approximately $877,000 in 1999 and $687,000 during the three months ended March 31, 2000 relating to advertising provided by NBC Sports under the agreement.

     To the extent that NBC Sports does not meet the scheduled amount of promotion during any quarter, NBC Sports will make up such shortfall the next quarter or by June 30 of the following year. In the event any shortfall has not been made up, NBC Sports is required to either pay the amount of such shortfall back to Total Sports in cash or return common stock (plus any "Additional Shares" issued in respect thereof as described below) equal to the amount of such shortfall calculated using a value of $21.41 per share. If NBC

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

Sports returns common stock under the above terms, they must also return a pro rata portion of the 811,423 Series E preferred shares.

     If an advertising shortfall occurs that is not resolved to the satisfaction of both parties, management of Total Sports expects NBC Sports to return common stock if the fair value of the common stock is less than $21.41 per share. If the fair value of the common stock exceeds $21.41 per share, management expects NBC Sports to pay cash equal to the advertising shortfall. This expectation is based on the economic benefit that NBC Sports will receive from remitting either common stock or cash as consideration for the advertising shortfall, whichever has the lowest fair value. In instances where the fair value of Total Sports' common stock exceeds $21.41 per share, then the stock to be returned under the agreement (calculated using $21.41 per share) would have a higher fair value than the required cash payment. In this event, NBC Sports would remit the cash payment. The practical obligation of NBC Sports to pay cash for an advertising shortfall if the fair value of the common stock is greater than $21.41 per share is deemed to be a disincentive for nonperformance sufficiently large enough so as to constitute a performance commitment on the part of NBC Sports. Therefore, in accordance with Emerging Issues Task Force Abstract 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services, the shares earned by NBC Sports will be valued and recorded at the average fair value of the common stock during the period in which the advertising was provided, up to $21.41 per share. When the fair value of the common stock exceeds $21.41 per share, the value of the advertising provided is capped at $21.41 per share.

     In the event that an initial public offering of Total Sports common stock is consummated at a price less than $32.11 per share, then Total Sports will issue additional shares of common stock ("Additional Shares") to NBC Sports in an amount such that NBC Sports receives stock worth $32.11 for each share originally issued to them. The issuance of Additional Shares would result in a credit to common stock for the fair value of the Additional Shares, a debit to prepaid advertising, and a debit to advertising expense equal to the pro rata portion of the original stock units issued to NBC Sports that have been earned. The Additional Shares will be remeasured at each reporting date based on the then-current fair value of the common stock. If Additional Shares are issued, the per share price at which NBC Sports has a disincentive to return the shares will be lowered from $21.41 per share to a calculated value based on the total number of shares issued. However, in no case will shares issued with a fair value greater than $21.41 per share be remeasured to a lower per share value until the fair value of the common stock drops below that per share price.

     If Total Sports secures rights from the National Basketball Association (the "NBA") to provide events coverage of NBA and Women's NBA (the "WNBA") regular season games before July 31, 2000 (the "NBA Rights"), NBC Sports will commit to deliver an additional $8.0 million of promotion of Total Sports' coverage of NBA/WNBA events, subject to NBC Sports' ownership of television broadcast rights for those events and NBC Sports' receipt of permission from the NBA (at no cost to NBC Sports) to run the promotion. The value of the additional promotion will be calculated by NBC Sports at 100% of the rate charged by NBC Sports to other customers for similar promotions during the time period. Within 60 days of Total Sports' receiving the events coverage rights from the NBA, NBC Sports and Total Sports shall agree on a schedule for the additional promotion commitment.

     In return for its additional NBA/WNBA promotion commitment described above, NBC Sports would receive $8.0 million in additional shares of Total Sports' common stock. If Total Sports' common stock is not publicly traded on a nationally recognized exchange, the additional shares will be granted at price per share equal to the lower of (1) $25.69 or (2) the price per share associated with Total Sports' round of private cash financing of at least $10.0 million completed most recently prior to the acquisition of such NBA Rights, with such price per share increased at a rate of 1% per month, compounded monthly, with such increase commencing on the date of the closing of the private financing. If shares of Total Sports' common stock are

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

publicly traded on a nationally recognized exchange, the additional shares would be granted at the 30-day trailing average closing price as of the date on which Total Sports obtained the NBA Rights in writing.

     As of August 1, 2000, Total Sports had not secured the NBA Rights.

12. STOCK OPTIONS AND WARRANTS

Stock Options

     Total Sports has a stock option plan pursuant to which employees, officers, and directors of Total Sports may be granted stock options to acquire up to a maximum of 1,185,000 shares of Total Sports' common stock. On March 26, 1999, the Board of Directors approved an increase in the employee option pool to 10% of fully diluted shares outstanding. This resulted in an increase of approximately 470,000 shares. Generally, options granted vest over a three-year period as follows: 25% at the end of year one, an additional 25% at the end of year two and the remaining 50% at the end of year three. Certain 1999 and 2000 grants vest monthly over a 3-year period. Incentive stock option exercise prices are no less than 100% of the fair market value of the common stock at the date of grant, as determined by Total Sports' Board of Directors. Non-qualified stock options issued to directors have an exercise price of $0.01. Vested options may be exercised for a period of up to ten years from the date of grant.

     A summary of the changes in Total Sports' option plan as of and for the periods ended December 31, 1997, 1998 and 1999 and March 31, 1999 and 2000 is presented below:

                         DECEMBER 31, 1997    DECEMBER 31, 1998     DECEMBER 31, 1999      MARCH 31, 1999         MARCH 31, 2000
                         ------------------   ------------------   -------------------   -------------------   ---------------------
                                  WEIGHTED-            WEIGHTED-             WEIGHTED-             WEIGHTED-               WEIGHTED-
                                   AVERAGE              AVERAGE               AVERAGE               AVERAGE                 AVERAGE
                                  EXERCISE             EXERCISE              EXERCISE              EXERCISE                EXERCISE
                         SHARES     PRICE     SHARES     PRICE     SHARES      PRICE     SHARES      PRICE      SHARES       PRICE
                         ------   ---------   ------   ---------   -------   ---------   -------   ---------   ---------   ---------
Outstanding at
  beginning of year....      --     $  --     20,538     $0.50      90,613    $ 0.66      90,613     $0.66       468,773    $ 9.37
  Granted..............  20,538      0.50     77,444      0.71     405,207     10.99       7,824      0.47       674,357     12.00
  Exercised............      --        --       (280)     0.50     (13,109)     1.13     (11,163)     0.66        (9,199)     1.52
  Terminated...........      --        --     (7,089)     0.71     (13,938)     7.84        (128)     0.75        (3,841)    12.52
                         ------               ------               -------               -------               ---------
Outstanding at end of
  year or quarter......  20,538     $0.50     90,613     $0.66     468,773    $ 9.37      87,146     $0.64     1,130,090    $10.99
                         ======               ======               =======               =======               =========
Options exercisable at
  year-end or
  quarter..............      --     $  --      9,437     $0.50      62,217    $ 7.07       8,034     $0.56       106,597    $ 8.57
                         ======               ======               =======               =======               =========

     The following table summarizes information about fixed stock options outstanding at December 31, 1999:

                                                      OPTIONS OUTSTANDING
                                             -------------------------------------     OPTIONS EXERCISABLE
                                                            WEIGHTED-                -----------------------
                                                             AVERAGE     WEIGHTED-                 WEIGHTED-
                                                            REMAINING     AVERAGE                   AVERAGE
                 EXERCISE                      NUMBER      CONTRACTUAL   EXERCISE      NUMBER      EXERCISE
                  PRICES                     OUTSTANDING      LIFE         PRICE     EXERCISABLE     PRICE
-------------------------------------------  -----------   -----------   ---------   -----------   ---------
 $0.01.....................................     27,600          9         $ 0.01        3,461       $ 0.01
  0.50.....................................     19,328          8           0.50        6,972         0.50
  0.55.....................................     11,131          3           0.55        5,566         0.55
  0.75.....................................     31,197          8           0.75        2,288         0.75
  1.25.....................................      8,267          9           1.25        2,067         1.25
  1.50.....................................      2,424          9           1.50          606         1.50
  10.20....................................    278,843          9          10.20       40,104        10.20
  16.59....................................     89,983         10          16.59        1,153        16.59
                                               -------                                 ------
                                               468,773          9         $ 9.37       62,217       $ 7.07
                                               =======                                 ======

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     The following table summarizes information about fixed stock options outstanding at March 31, 2000:

                                                      OPTIONS OUTSTANDING              OPTIONS EXERCISABLE
                                             -------------------------------------   -----------------------
                                                            WEIGHTED-
                                                             AVERAGE     WEIGHTED-                 WEIGHTED-
                                                            REMAINING     AVERAGE                   AVERAGE
                 EXERCISE                      NUMBER      CONTRACTUAL   EXERCISE      NUMBER      EXERCISE
                  PRICES                     OUTSTANDING      LIFE         PRICE     EXERCISABLE     PRICE
                 --------                    -----------   -----------   ---------   -----------   ---------
$ 0.01.....................................      27,600         9         $ 0.01         5,750      $ 0.01
  0.50.....................................      13,916         9           0.50         4,030        0.50
  0.55.....................................      13,495         2           0.55         5,566        0.55
  0.75.....................................      25,756         8           0.75         6,676        0.75
  1.25.....................................       8,210         8           1.25         2,010        1.25
  1.50.....................................       1,951         9           1.50           133        1.50
 10.20.....................................     277,122         9          10.20        62,412       10.20
 12.00.....................................     674,357        10          12.00        14,892       12.00
 16.59.....................................      87,683        10          16.59         5,128       16.59
                                              ---------                                -------
                                              1,130,090        10          10.97       106,597        8.57
                                              =========                                =======

     During 1997, 1998, 1999, and the three months ended March 31, 1999 and 2000 the fair value of each option grant was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions:

                                      DECEMBER    DECEMBER      DECEMBER       MARCH       MARCH
                                        1997        1998          1999          1999        2000
                                      --------    --------    ------------    --------    --------
Exercise price less than market
  price on date of grants:
  Weighted-average exercise
     price........................       $  --       $0.71          $ 9.40      $0.47       $   --
  Weighted-average grant-date fair
     value........................       $  --       $0.42          $ 3.01      $1.14       $   --
Exercise price equal to market
  price on date of grants:
  Weighted-average exercise
     price........................       $0.50       $  --          $16.59      $  --       $12.00
  Weighted-average grant-date fair
     value........................       $0.47       $  --          $ 2.17      $  --       $ 1.95
Dividend yield....................           0%          0%              0%         0%           0%
Risk-free interest rate...........           6%          5%              6%         6%           6%
Expected lives....................     4 years     3 years    1 to 3 years     1 year      3 years

     Total Sports recognized compensation expense for stock-based compensation awards of approximately $146,000 in 1998 and $106,000 in 1999, $2,000 in the three months ended March 31, 1999 and $47,000 in the three months ended March 31, 2000. No compensation expense for stock-based awards was recognized in 1997. Had compensation cost for stock options granted in 1997, 1998 and 1999 been determined consistent with SFAS No. 123, the effect on Total Sports' net loss for the years ended December 31, 1997, 1998 and 1999 and the quarters ended March 31, 1999 and 2000 would have been to increase the net loss by $500 in 1997, $7,000 in 1998, $89,000 in 1999, $100 in the quarter ended March 31, 1999 and $83,000 in the quarter ended 2000 and would not have changed basic or diluted net loss per share in 1997, 1998 or the first quarter of 1999. Basic and diluted loss from continuing operations per share would change for the year ended December 31, 1999 from $10.52 to $10.57 and for the three months ended March 31, 2000 from $5.33 to $5.37.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

Common Stock Warrants

     Total Sports granted common stock warrants to preferred stockholders and issued agent's warrants in connection with financing transactions during 1997, 1998 and 1999. All warrants granted have terms of five to ten years. All warrants are fully exercisable at December 31, 1999 and March 31, 2000 except for 365,218 warrants that are exercisable upon an extraordinary event defined as a reorganization, merger, initial public offering, sale of all assets or sale of substantially all assets. A summary of the outstanding common stock warrants as of December 31, 1997, 1998 and 1999 and March 31, 1999 and 2000 and changes during the period February 20, 1997 through December 31, 1997, the years ended December 31, 1998 and 1999, and three months ended March 31, 1999 and 2000 is presented below:

                               DECEMBER 31, 1997      DECEMBER 31, 1998      DECEMBER 31, 1999        MARCH 31, 1999
                              --------------------   --------------------   --------------------   --------------------
                                         WEIGHTED-              WEIGHTED-              WEIGHTED-              WEIGHTED-
                                          AVERAGE                AVERAGE                AVERAGE                AVERAGE
                                         EXERCISE               EXERCISE               EXERCISE               EXERCISE
                              WARRANTS     PRICE     WARRANTS     PRICE     WARRANTS     PRICE     WARRANTS     PRICE
                              --------   ---------   --------   ---------   --------   ---------   --------   ---------
Outstanding at beginning of
  year or quarter...........       --      $  --     396,301      $0.31     773,527     $ 3.63     773,527     $ 3.63
    Granted.................  396,301       0.31     377,226       7.22     134,255      16.57       7,940      10.44
                              -------                -------                -------                -------
Outstanding at end of year
  or quarter................  396,301      $0.31     773,527      $3.63     907,782     $ 5.54     781,467     $ 3.70
                              -------                -------                -------                -------

                                 MARCH 31, 2000
                              --------------------
                                         WEIGHTED-
                                          AVERAGE
                                         EXERCISE
                              WARRANTS     PRICE
                              --------   ---------
Outstanding at beginning of
  year or quarter...........  907,782      $5.54
    Granted.................
                              -------
Outstanding at end of year
  or quarter................  907,782      $5.54
                              -------

     The estimated weighted-average grant-date fair value of common stock warrants granted during the period February 20, 1997 through December 31, 1997, the years ended December 31, 1998 and 1999, and three months ended March 31, 1999 and 2000 are as follows:

                                                  DECEMBER   DECEMBER   DECEMBER    MARCH      MARCH
                                                    1997       1998       1999       1999       2000
                                                  --------   --------   --------   --------   --------
Exercise price less than market price on date of
  grants:
  Weighted-average exercise price...............   $0.01      $  --      $   --     $   --      $--
  Weighted-average grant-date fair value........   $0.49      $  --      $   --     $   --      $--
Exercise price greater than market price on date
  of grant:
  Weighted-average exercise price...............   $3.43      $7.12      $16.57     $10.44      $--
  Weighted-average grant-date fair value........   $  --      $  --      $ 4.42     $   --      $--

     The fair value of the common stock warrants was calculated on the dates of grant with the following assumptions: volatility of approximately 70%; dividend yield of 0%; risk-free rates of approximately 5-6%; and lives of five to ten years.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     The following table summarizes information about common stock warrants outstanding at December 31, 1999 and March 31, 2000:

                   COMMON STOCK WARRANTS OUTSTANDING
                 -------------------------------------
                                WEIGHTED-
                                 AVERAGE     WEIGHTED-
                                REMAINING     AVERAGE
   RANGE OF        NUMBER      CONTRACTUAL   EXERCISE
EXERCISE PRICES  OUTSTANDING      LIFE         PRICE
---------------  -----------   -----------   ---------
$          0.01..   365,218         7         $ 0.01
$ 3.42 - $ 3.44..    22,798         7           3.43
$ 4.49 - $ 4.94..    15,553         3           4.73
$ 7.11 - $ 7.82..   369,958         5           7.17
$         10.44..    12,907         4          10.44
$16.59 - $18.25..   121,348         7          17.22
                   -------
                   907,782          6         $ 5.54
                   =======

     In connection with the Series C1 financing, Total Sports issued to the placement agent warrants to purchase 12,907 shares of common stock with an exercise price of $10.44 per share during January and April 1999.

     Total Sports granted warrants to purchase 39,888 shares of common stock with an exercise price of $25.07 per share in connection with the $4,000,000 convertible promissory note payable issued during 1999. The note was converted into equity during the Series D round of preferred financing. The warrants were subsequently adjusted to be exercisable for 60,277 shares of common stock at an exercise price of $16.59 per share upon the sale of Series D preferred stock by Total Sports. The fair value of the warrants, $302,000, was calculated on the date of grant and is being amortized to interest expense over the life of the note payable. These warrants were immediately exercisable for Total Sports' common stock and expire on May 31, 2009.

     Total Sports granted warrants to purchase 18,083 shares of common stock with an exercise price of $16.59 per share in connection with $2,500,000 of convertible promissory notes payable issued during 1999. The notes were converted into equity during the Series D round of preferred financing. The fair value of the warrants, approximately $187,000, was calculated on the date of the grants using the Black-Scholes option pricing model with the following assumptions; volatility of approximately 70%; dividend yield of 0%; risk-free rate of approximately 5% and lives of ten years. The fair value is being amortized to interest expense through the date the notes payable are converted into equity. These warrants were immediately exercisable for Total Sports' common stock and expire on May 31, 2009.

     In connection with the Series D financing, Total Sports issued to the placement agent warrants to purchase 46,004 shares of common stock with an exercise price of $18.25 per share during November 1999. The fair value of the warrants, $467,000, was calculated on the date of the grants using the Black-Scholes option pricing model with the following assumptions; volatility of approximately 70%; dividend yield of 0%; risk-free rate of approximately 6% and lives of five years.

Series B Preferred Warrants

     Total Sports granted warrants to purchase 73,578 shares of Series B stock to preferred stockholders in connection with bridge financing transactions during 1998. All warrants granted are immediately exercisable and have terms of ten years. The warrants have an exercise price of $4.49 per share, grant date fair values ranging from $0.42 - $2.25, and remaining contractual lives of approximately eight years. The fair value was calculated on the date of the grant with the following assumptions: volatility of approximately 27%; dividend

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

yield of 0%; risk-free rates of approximately 5%; and expected lives of ten years. These warrants will be exercisable for Total Sports' common stock upon conversion of the Series B stock.

Series D1 Preferred Warrants

     Total Sports granted warrants to purchase 963,370 shares of Series D1 stock to a venture capital fund, various companies and several individual investors in connection with the Series D financing during 1999. All warrants granted are immediately exercisable and have a term of five years. The warrants have an exercise price of $16.59 per share, with a grant date fair value of $10.50, and remaining contractual lives of approximately five years. The fair value was calculated on the date of the grant with the following assumptions: volatility of approximately 70%; dividend yield of 0%; risk-free rates of approximately 6%; and expected live of fives years. These warrants will be exercisable for Total Sports' common stock upon conversion of the Series D stock.

13. LOSS PER SHARE

     Total Sports computes loss per share data in accordance with the requirements of Statement of Financial Accounting Standards No. 128, Earnings per share. The following table reflects the calculation of basic and diluted earnings per share.

                                  PERIOD
                               FEBRUARY 20,                                 THREE MONTHS   THREE MONTHS
                               1997 THROUGH    YEAR ENDED     YEAR ENDED       ENDED          ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    MARCH 31,      MARCH 31,
                                   1997           1998           1999           1999           2000
                               ------------   ------------   ------------   ------------   ------------
Net loss applicable to common
  shareholders:
  Net loss from continuing
     operations..............  $(3,244,291)   $ (9,707,385)  $(18,524,883)  $(2,247,327)   $ (9,688,574)
  Dividends on preferred
     stock...................     (144,180)       (197,645)      (194,005)      (48,453)        (48,520)
                               -----------    ------------   ------------   -----------    ------------
  Loss from continuing
     operations applicable to
     common shareholders.....   (3,388,471)     (9,905,030)   (18,718,888)   (2,295,780)     (9,737,094)
  Loss from discontinued
     operations..............     (903,148)     (2,129,615)    (3,301,846)     (137,765)     (6,662,115)
                               -----------    ------------   ------------   -----------    ------------
Net loss applicable to common
  shareholders...............  $(4,291,619)   $(12,034,645)  $(22,020,734)  $(2,433,545)   $(16,399,209)
                               ===========    ============   ============   ===========    ============
Loss per share -- basic and
  diluted -- Weighted-average
  shares outstanding.........    1,214,419       1,560,903      1,778,670     1,756,211       1,828,339
                               ===========    ============   ============   ===========    ============
Loss from continuing
  operations -- basic and
  diluted....................  $     (2.79)   $      (6.35)  $     (10.52)  $     (1.31)   $      (5.33)
                               ===========    ============   ============   ===========    ============
Net loss per share -- basic
  and diluted................  $     (3.53)   $      (7.71)  $     (12.38)  $     (1.39)   $      (8.97)
                               ===========    ============   ============   ===========    ============

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     The following securities and number of shares have been excluded from the diluted per share computation as they are antidilutive:

                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   MARCH 31,   MARCH 31,
                                            1997           1998           1999         1999        2000
                                        ------------   ------------   ------------   ---------   ---------
Redeemable preferred stock -- Series
  A...................................    125,000         125,000        125,000       125,000     125,000
Convertible preferred stock -- Series
  B...................................    445,263         445,263        445,263       445,263     445,263
Convertible preferred stock -- Series
  C...................................         --       1,418,200      1,418,200     1,418,200   1,418,200
Convertible preferred stock -- Series
  C1..................................         --              --        630,756       428,133     630,756
Convertible preferred stock -- Series
  D...................................         --              --      2,140,873            --   2,140,873
Convertible preferred stock -- Series
  E...................................         --              --        811,423            --     811,423
Preferred stock warrants -- Series
  B...................................         --          73,578         73,578        73,578      73,578
Preferred stock warrants -- Series
  D1..................................         --              --        963,370            --     963,370
Common stock held in escrow...........         --              --        284,401            --          --
Common stock warrants.................    396,301         773,527        907,782       781,467     907,782
Common stock options..................     20,538          90,613        468,773        87,146   1,130,090
Unearned common stock issued to NBC
  Sports..............................         --              --        758,579            --     717,145

14. SEGMENT INFORMATION

     Total Sports is engaged primarily in digital and print publishing and e-commerce. Significantly all of Total Sports' revenues are to customers located within the United States and significantly all long-lived assets are in the United States.

                                  PERIOD FEBRUARY 20, 1997
                                 THROUGH DECEMBER 31, 1997             YEAR ENDED DECEMBER 31, 1998
                            ------------------------------------   ------------------------------------
                             DIGITAL       PRINT      E-COMMERCE    DIGITAL       PRINT      E-COMMERCE
                            ----------   ----------   ----------   ----------   ----------   ----------
Revenues..................  $  920,636   $  257,344    $ 13,586    $1,930,330   $1,314,692    $435,172
Depreciation and
  amortization expense....     540,989      161,513         799     1,102,813      234,530      20,298
Equity in earnings
  (losses)
  of affiliates...........          --           --          --       (24,076)          --          --
Interest Income...........       3,814        1,305          --         8,158       10,174          --
Interest Expense..........      74,750       25,586          --       228,307      279,041          --
Net Loss..................   2,286,988    1,648,646     211,805     6,211,882    4,867,454     757,664
Assets....................   1,609,226      977,418      51,571     4,164,330    1,694,889      79,788
Capital expenditures......     267,677       59,938      29,756       685,431       42,884      12,509

                                                             YEAR ENDED DECEMBER 31, 1999
                                                        ---------------------------------------
                                                          DIGITAL        PRINT       E-COMMERCE
                                                        -----------    ----------    ----------
Revenues..............................................  $ 5,396,906    $1,831,208    $1,355,569
Depreciation and amortization expense.................    2,711,556     1,175,732       126,910
Equity in earnings (losses) of affiliates.............      100,193            --            --
Interest Income.......................................       79,076         8,642            --
Interest Expense......................................      575,416        62,884            --
Net Loss..............................................   14,860,048     5,191,928     1,774,753
Assets................................................   26,039,811     2,371,146        27,470
Capital expenditures..................................    2,725,156       178,376            --

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

                             THREE MONTHS ENDED MARCH 31, 1999     THREE MONTHS ENDED MARCH 31, 2000
                             ----------------------------------   ------------------------------------
                              DIGITAL      PRINT     E-COMMERCE    DIGITAL       PRINT      E-COMMERCE
                             ----------   --------   ----------   ----------   ----------   ----------
Revenues...................  $1,525,796   $789,730    $296,092    $2,867,546   $  272,469    $368,833
Depreciation and
  amortization expense.....     304,643     69,465      21,075     1,040,364      470,765      39,828
Interest Income............       1,770        551          --        54,832       17,707       8,329
Interest Expense...........      38,295     11,931          --        62,407       20,153          --
Net Loss...................   1,775,061    384,976     225,055     7,380,207    8,128,380     842,102

     Barter revenues from one customer of Total Sports' digital publishing segment represents approximately $336,800 or 12% of 1998 consolidated revenues.

     Geographic information for sales by countries is determined by the location of the customer. Total Sports had sales to the following countries for years ended December 31, 1997, 1998 and 1999 and three months ended March 31, 1999 and 2000:

                        DECEMBER      DECEMBER      DECEMBER       MARCH         MARCH
                          1997          1998          1999          1999          2000
                       ----------    ----------    ----------    ----------    ----------
United States........  $  990,251    $3,437,220    $8,303,466    $1,792,028    $3,178,374
Canada...............                   395,623       230,717           728         2,536
Other countries......      18,698            --        49,500        29,132        55,469
                       ----------    ----------    ----------    ----------    ----------
                       $1,008,949    $3,832,843    $8,583,683    $1,821,888    $3,236,379
                       ==========    ==========    ==========    ==========    ==========

15. EMPLOYEE BENEFIT PLAN

     Total Sports has a 401(k) plan for all eligible employees. Total Sports provides a 50% matching contribution of up to 6% of employee contributions. Employer contributions vest over a four-year period as follows: -0-% at the end of year one, 33% at year two, 67% at year three, and 100% at year four. Total Sports' contribution amounted to approximately $42,000 in 1997, $85,000 in 1998 and $106,000 in 1999.

16. HEALTH INSURANCE PLAN

     During 1997, Total Sports began providing medical and health insurance to its full-time employees under a partial self-insurance plan administered by an outside insurer. Under the provisions of the plan, Total Sports is responsible for claims filed by eligible employees up to $10,000 per employee per term year, with a lifetime liability of $2,000,000 per employee. During the period February 20, 1997 to December 31, 1997, Total Sports incurred expenses related to the plan of approximately $88,000. During the years ended December 31, 1998 and 1999, Total Sports incurred expenses related to the plan of approximately $193,000 and $237,000 respectively. A liability of approximately $28,000 and $30,000 was recorded for the amount of claims incurred but not paid prior to December 31, 1998 and 1999, respectively.

17. COMMITMENTS AND CONTINGENCIES

     Total Sports is involved in legal actions arising in the normal course of business. In the opinion of management, based on a review of these legal proceedings, the ultimate outcome of these actions will not have a material effect on the consolidated financial statements.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     Total Sports has entered into employment agreements with several key employees. The agreements generally provide annual base salary and termination provisions. The minimum commitments under the agreements at December 31, 1999 are set forth in the following table:

2000......................................................  $312,500
2001......................................................   220,000
2002......................................................   155,834
                                                            --------
          Total commitments...............................  $688,334
                                                            ========

     In January 2000, Total Sports entered into an operating lease agreement for additional office space. In connection with the lease agreement, Total Sports also entered into a letter of credit agreement for the benefit of the lessor in the amount of approximately $433,000. The lease agreement was terminated early during June 2000 with a payment of approximately $418,000.

     During February and March 2000, Total Sports entered into employment agreements with certain key employees. The agreements generally provide annual base salary and termination provisions. The employment agreements call for total compensation of $260,000 per annum for three years from the date of the agreements.

     On May 8, 2000, the Company entered into an employment agreement and a compensation agreement with Gary Stevenson, a director of Total Sports and the Company's new interim President and Chief Executive Officer. Under the agreement, Mr. Stevenson will be compensated for his management services through a one-time payment to occur upon the closing of any qualifying capital transaction, as defined in the agreement. A qualifying capital transaction is any business combination between the Company and another business, a sale of the line of business or material asset of the Company, a sale or exchange of securities under the Securities Act of 1933, any borrowings that results in distributions to stockholders, or another transaction that results in a receipt by the stockholder of consideration for their interest in the Company. In addition, upon the termination of the agreement on May 8, 2001, the Company will grant Mr. Stevenson shares of restricted preferred stock with a fair value equal to 7.0% of the fair value of the Company on the issuance date, in exchange for future consulting services. One-third of the restricted preferred stock will vest and cease to be restricted on each of the first three anniversaries of the grant date of the preferred stock.

18. RELATED PARTY TRANSACTIONS

     KOZ inc., Total College Communications, Golf.Com, Host Communications (joint venture partner until June 1998 and a stockholder until May 1999), Winstar New Media (preferred stockholder), Bull Run Corporation Media (preferred stockholder), Carolina Financial Services LLC (warrant holder and common ownership), and the Josephus Group (common ownership) are considered related parties of Total Sports.

     Total Sports entered into a radio show and advertising agreement with an affiliate of Winstar New Media as part of the Series C 1998 financing. The agreement was for six months ending February 1999, and required the Winstar affiliate to produce a Total Sports-branded radio show dedicated to a variety of college and professional sports topics in exchange for $125,000. In addition, Total Sports committed to purchase $375,000 of advertising over a six-month period on the Winstar affiliate's radio programs. The advertising was valued at the market rate for similar advertising in effect at the time the promotions were delivered. In 1999, with the mutual consent of both parties, the agreement was allowed to expire with the advertising commitment partially unfulfilled. Total Sports incurred approximately $344,000 in expenses for the radio show sponsorship and advertising during 1998 and $28,000 in 1999. During three months ended March 31, 1999 and 2000, Total Sports recognized no advertising expenses from Winstar. Included in accrued expenses -- related party at December 31, 1998 and 1999 was approximately $189,000 and $17,800, respectively, due to the Winstar affiliate.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

     Total Sports has exclusive rights, through Host Communications, to provide TotalCasts of NCAA championship events and receive sponsorship revenues from corporate sponsors of the NCAA. Host Communications serves as an agent to Total Sports under these agreements, in which Total Sports recognized sponsorship revenues of approximately $818,000 in 1998 and $1,235,000 in 1999. In connection with these agreements, Total Sports paid commissions to Host Communications of approximately $164,000 in 1998 and $296,000 in 1999. In addition, Total Sports paid Host Communications for consulting services related to Web site development of approximately $264,000 for the year ended December 31, 1999 and $66,000 for the three months ended December 31, 1999 and 2000. At December 31, 1998, 1999 and March 31, 2000, Total Sports had approximately $66,000, $96,000 and $73,000 recorded in accrued expenses -- related party due to Host Communications. During the three months ended March 31, 1999 and 2000, Total Sports recognized approximately $939,000 and $1,649,000 in sponsorship revenues and incurred $244,000 and $223,000 in commission expenses to Host Communications.

     In connection with its management and sales agreements with Golf.Com, Total Sports has exclusive rights to operate the Golf.Com online store. Total Sports also has rights to sell advertising on the Golf.Com Web site, for which it pays an annual license fee of $25,000 to Golf.Com. Total Sports recognized $1,074,000 in 1999 from sponsorship sales on the Golf.Com Web site. Total Sports recognized $143,000 and $509,000 during the quarters ended March 31, 1999 and 2000, respectively, from sales of sponsorships on the Golf.Com Web site. In connection with these sponsorship sales, Total Sports paid commissions of approximately $897,000 to Golf.Com during the year ended 1999, $118,000 during the three months ended March 31, 1999 and $239,000 during the quarter ended March 31, 2000.

     Total Sports recognized $240,000 in 1998 and $478,000 in 1999 from e-commerce sales from the Golf.Com Web site. In connection with these e-commerce sales, Total Sports paid commissions of approximately $34,000 in 1998, $2,000 in 1999, $15,000 in the quarter ended March 31, 1999 and $33,000 in the quarter ended March 31, 2000 to Golf.Com. Total Sports had approximately $170,000 at December 31, 1999 and $30,000 at March 31, 2000 in accounts receivable from employees and affiliates due from Golf.com.

     Total Sports incurred fees related to the different financing rounds from Carolina Financial Services LLC totaling approximately $62,500 for the period ended December 31, 1997, $249,000 for the year ended December 31, 1998, $1,254,000 for the year ended December 31, 1999, $76,000 for the three months ended March 31, 1999 and $-0- for the three months ended March 31, 2000.

     During 1998, Total Sports recognized $25,000 in sponsorship revenue from Rawlings, a company owned by the Bull Run Corporation Media.

     Total Sports leased office space from the Josephus Group during 1997, 1998 and 1999. Total Sports incurred rent expense to the Josephus Group of approximately $107,000 during the period February 20, 1997 through December 31, 1997, $75,000 during the year ended December 31, 1998, $108,000 during the year ended December 31, 1999, $27,000 during the three months ended March 31, 1999 and $27,000 during the three months ended March 31, 2000.

     During 1997, Total Sports accrued a liability of $75,000 for compensation to its Chairman and Chief Executive Officer related to services performed prior to February 20, 1997. For the period from February 20, 1997 to December 31, 1997 and the year ended December 31, 1998, the Chairman and Chief Executive Officer did not receive any compensation. During the year ended December 31, 1999, the Chairman and Chief Executive Officer received the $75,000 previously accrued.

     During 1998, the Chairman and Chief Executive Officer received 37,100 shares of common stock valued at $1.15 per share for his personal guarantee of Total Sports' line of credit. In connection with the refinancing of the line of credit on January 15, 1999 as discussed in Note 6, Total Sports' Board of Directors issued

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

18,550 shares of common stock valued at $1.55 per share to its Chairman and Chief Executive Officer for his personal guarantee of the line of credit.

     On August 6, 1998, Total Sports entered into a consulting agreement with a Total Sports director, whereby Total Sports issued 14,073 shares of common stock valued at $1.25 per share to the director for consulting services previously provided and to be provided. Either party has the right to terminate the agreement at any time with at least thirty days prior written notice. Total costs of this agreement charged to operations were $17,591. In addition, Total Sports has an agreement with the director in which it receives a percentage of rental income received by the director for certain business meetings. Total Sports received payments of approximately $31,000 in 1999, which have been included in other non-operating income.

     During March 2000, Total Sports entered into a consulting agreement with Onsport Strategies. Gary Stevenson, a Total Sports director at the time, is the president and chief executive officer of Onsport Strategies. Under this agreement, Total Sports paid $102,500 for consulting services during March 2000.

     On August 8, 1999, Total entered into a 10-year lease for office space with First Raleigh Telex, LLC. Frank Daniels, Jr., a Total Sports director and stockholder, is the beneficial owner of First Raleigh Telex, LLC. The lease terms call for monthly rent of approximately $25,000 until November 1, 1999 and monthly rent of $29,733 thereafter. Total recognized approximately $231,000 in rent expense to First Raleigh Telex, LLC during 1999. Total recognized approximately $10,000 and $89,000, respectively, in rent expense to First Raleigh Telex, LLC during the three months ended March 31, 1999 and 2000.

     As discussed in Note 7, Total Sports entered into a three-year promissory note with First Raleigh Telex in the amount of $114,921 during 1999. During 1999, Total made payments totaling approximately $29,000 on the note and recognized interest expense of approximately $7,000. During the three months ended March 31, 1999 and 2000, Total made payments totaling approximately $0 and $11,000, respectively on the note and recognized interest expense of approximately $0 and $2,000, respectively.

     As discussed in Note 7, Total Sports assumed a $20,000 note payable during the Long Distance Technologies acquisition. The note was payable to the president of Long Distance Technologies, who became a stockholder of Total Sports upon consummation of the acquisition. The note was due December 31, 1999 and was paid in January 2000.

     In September 1999 and November 1999, Total Sports issued 10% convertible promissory notes in the aggregate principal amount of $2,500,000 and warrants exercisable for an aggregate of 15,067 shares of common stock at an exercise price of $16.59 per share. Winstar Interactive Ventures, Piedmont Venture Partners, and Nuray Telluride Properties Limited, all Total Sports shareholders, participated in $2,000,000 of the $2,500,000 and received warrants for 12,053 shares of common stock.

     During October and November 1999, Total Sports received non-interest bearing advances from Golf.Com totaling $425,000. These advances were used to pay amounts owed by Total Sports to its vendors in connection with the Golf.Com management agreement (see Note 3). The advances were repaid to Golf.Com in December 1999.

19. RESTATEMENT

     Subsequent to the issuance of Total Sports' 1999 financial statements, Total Sports' management determined that following transactions should be restated.

     - The excess of the purchase price over the fair value of the net assets acquired in the KOZ acquisition in March 1997 (see Note 3), totaling $1,286,000, should be recorded as goodwill and not as a charge to stockholders' equity. The goodwill resulting from the Sports Extra acquisition in March 1997 (see Note 3), totaling $631,000, should be amortized over a period of three years instead of fifteen years.

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

       This increased amortization expense and net loss in the amounts of $447,860, $597,146 and $597,146 for 1997, 1998 and 1999, respectively.

     - The results of operations of Total College Communications Company for the periods ended December 31, 1997 and 1998 should be accounted for under the equity method of accounting and should not be consolidated with the operations of Total Sports. This restatement resulted in reductions in digital publishing revenues, and equal reductions in total digital publishing cost of revenues, general and administrative expenses, and other income and expense in the amount of $182,617 and $152,649 for 1997 and 1998, respectively.

     - Liabilities to employees for services previously rendered of $76,181 in 1998 and $293,085 in 1999 totaling $369,266 should have been accrued during the periods ending December 31, 1998 and 1999. The resulting increase in accrued expenses at each reporting date also resulted in increases in salary costs, net loss and retained deficit for all periods presented.

     As a result, the 1997, 1998 and 1999 consolidated financial statements have been restated from amounts previously reported to appropriately account for such transactions. The following table summarizes the effects of the restatement changes:

                                      1997                         1998                          1999
                            -------------------------   ---------------------------   ---------------------------
                                AS                           AS                            AS
                            PREVIOUSLY        AS         PREVIOUSLY         AS         PREVIOUSLY         AS
                             REPORTED      RESTATED       REPORTED       RESTATED       REPORTED       RESTATED
                            -----------   -----------   ------------   ------------   ------------   ------------
AT DECEMBER 31:
Goodwill..................  $        --   $        --   $  1,184,106   $  1,425,623   $  2,991,900   $  2,636,271
Accrued expenses..........                                 1,297,267      1,373,448      3,118,216      3,427,477
Additional paid-in
  capital.................                                11,067,755     12,534,277     66,835,259     68,121,786
Retained deficit..........                               (15,007,433)   (16,128,169)   (35,943,931)   (37,955,348)
FOR THE PERIOD ENDED
  DECEMBER 31:
Total revenues............    1,008,949       934,222      3,832,843      2,365,502      8,583,683      6,752,475
Total cost of goods
  sold....................    1,806,544     1,380,229      6,273,645      3,902,158     13,130,667      9,956,501
Amortization expense......       31,556       321,631        185,485        572,250      1,519,684      1,906,449
Total operating
  expenses................    2,945,109     2,564,727      8,199,955      7,730,798     16,030,665     14,902,003
Total other income
  (expense)...............       43,124      (233,557)      (522,916)      (439,931)      (358,849)      (418,854)
Net loss..................  $(3,843,760)  $(4,291,619)  $(11,361,318)  $(12,034,645)  $(21,130,503)  $(22,020,734)
Net loss per
  share -- basic and
  diluted.................  $     (3.17)  $     (3.53)  $      (7.28)  $      (7.71)  $     (11.88)  $     (12.38)

20. SUBSEQUENT EVENTS (UNAUDITED)

     On May 15, 2000, Total Sports canceled its plans for an initial public offering of its common stock as a result of unfavorable financial market conditions. The Company will recognize a loss of approximately $1,270,000 during the three months ended June 30, 2000, relating of the write-off of costs capitalized in connection with the proposed offering.

     On May 15, 2000, Total Sports granted 3,199,756 options to employees for the purchase of preferred stock. The options have an exercise price of $1.00 per share, expire in ten years, and vest 25% every six months over two years.

     During June 2000, the Company has entered into commitments to issue $4.2 million of convertible promissory notes to current shareholders and new investors. The notes bear interest at 9.0% annually and are due on December 31, 2000. The notes are convertible on a 1:1 basis into shares of securities issued in the

                               TOTAL SPORTS INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED AS TO MARCH 31, 1999 AND 2000 INFORMATION)

Company's next round of equity financing with proceeds of at least $5,000,000, or into Series D preferred stock at any time prior to the due date.

     On June 8, 2000, the Company signed a definitive agreement to sell its 25.0% investment in Golf.Com to Quokka Sports, Inc. for approximately 1,375,000 shares of Quokka's common stock, valued at approximately $7.4 million. Total Sports will continue to operate the Golf.com Web site in connection with its existing operating agreement with Golf.Com.

     On July 20, 2000, Total Sports entered into a definitive agreement with Quokka to exchange all outstanding shares of its common and preferred stock for 15,000,000 shares of Quokka common stock, valued at approximately $138 million. Under the terms of the definitive agreement, Quokka would acquire the net assets and operations of Total Sports' digital and e-commerce segments. Quokka would not acquire the net assets or operations of Total Sports' discontinued print publishing segment. The definitive agreement expires on December 31, 2000. In the event the sale is not consummated by December 31,2000, due to failure to obtain approval of the acquisition by shareholders of Quokka or Total Sports or either company's violation of certain requirements of the agreement, a penalty of $7.5 million is payable to the breached party. The final purchase is subject to working capital and other adjustments resulting from a closing balance sheet audit to be performed within 45 days of the closing of the acquisition.

                                INDEX TO ANNEXES

Purchase Agreement and Plan of Reorganization dated June 8,
  2000 by and among Registrant, Golf.com, LLC, GolfData
  Corporation, The New York Times Company Magazine Group,
  Inc., Media One Interactive Services, Inc., Total Sports
  Inc. and Otto Candies, LLC................................  Annex A

                                                                         ANNEX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               PURCHASE AGREEMENT
                           AND PLAN OF REORGANIZATION

                                     AMONG:

                              QUOKKA SPORTS, INC.,
                            A DELAWARE CORPORATION;

                               GOLF.COM, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                             GOLFDATA CORPORATION,
                              A TEXAS CORPORATION

                           THE NEW YORK TIMES COMPANY
                             MAGAZINE GROUP, INC.,
                            A DELAWARE CORPORATION;

                     MEDIA ONE INTERACTIVE SERVICES, INC.,
                            A COLORADO CORPORATION;

                               TOTAL SPORTS INC.,
                          A DELAWARE CORPORATION; AND

                               OTTO CANDIES, INC.

                            DATED AS OF JUNE 8, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBITS

Exhibit A  Certain Definitions
Exhibit B  Ownership Interests
Exhibit C  Form of Escrow Agreement
Exhibit D  Form of Member Certification
Exhibit E  Form of Certificate of Non-Foreign Status
Exhibit F  Form of Release
Exhibit G  Form of Amended and Restated Investor Rights Agreement
Exhibit H  GD Shareholder Certification
Exhibit I Form of Legal Opinion of Fulbright & Jaworski L.L.P., as counsel to the Company
Exhibit J  Form of Legal Opinion of counsel to each Selling Member
Exhibit K  Form of Legal Opinion of Cooley Godward LLP

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
SECTION 1. DESCRIPTION OF TRANSACTION................................   A-1
   1.1   Acquisition of Ownership Interests..........................   A-1
   1.2   Closing.....................................................   A-1
   1.3   Exchange of Ownership Interests for Parent Common Stock.....   A-2
   1.4   Escrow Shares...............................................   A-2
   1.5   Further Action..............................................   A-2
   1.6   Liquidation and Dissolution of GD...........................   A-2
   1.7   Assignment of Website Content...............................   A-2
   1.8   Tax Treatment...............................................   A-3

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
           SELLING MEMBERS...........................................   A-3
   2.1   Representations of the Selling Members......................   A-3
         (a) Authority; Binding Nature of Agreement..................   A-3
         (b) No Restrictions.........................................   A-3
         (c) Non-Contravention; Consents.............................   A-3
         (d) Ownership Interest......................................   A-3
   2.2   Representations of the Company and the Selling Members......   A-4
   2.2.1 Due Organization; No Subsidiaries; Etc. ....................   A-4
   2.3   Certificate of Formation and Operating Agreement; Records...   A-4
   2.4   Ownership Interests.........................................   A-4
   2.5   Financial Statements........................................   A-5
   2.6   Absence of Changes..........................................   A-5
   2.7   Title to Assets.............................................   A-6
   2.8   Bank Accounts; Receivables..................................   A-7
   2.9   Equipment; Leasehold........................................   A-7
   2.10  Proprietary Assets..........................................   A-7
   2.11  Contracts...................................................   A-8
   2.12  Liabilities.................................................   A-9
   2.13  Compliance with Legal Requirements..........................   A-9
   2.14  Governmental Authorizations.................................  A-10
   2.15  Tax Matters.................................................  A-10
   2.16  Employee and Labor Matters; Benefit Plans...................  A-11
   2.17  Insurance...................................................  A-12
   2.18  Related Party Transactions..................................  A-12
   2.19  Legal Proceedings; Orders...................................  A-13
   2.20  Authority; Binding Nature of Agreement......................  A-13
   2.21  Non-Contravention; Consents.................................  A-13
   2.22  Full Disclosure.............................................  A-14

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT..................  A-14
   3.1   Authority; Binding Nature of Agreement......................  A-14
   3.2   No Restrictions.............................................  A-14
   3.3   Non-Contravention; Consents.................................  A-14
   3.4   Valid Issuance..............................................  A-14
   3.5   Parent Financial Statements.................................  A-14
   3.6   Offering Valid..............................................  A-15
   3.7   Due Organization............................................  A-15

                                                                       PAGE
                                                                       ----
   3.8   Absence of Changes..........................................  A-15
   3.9   Amended and Restated Operating Agreement....................  A-15

SECTION 4. CERTAIN COVENANTS OF THE COMPANY AND THE SELLING
  MEMBERS............................................................  A-15
   4.1   Access and Investigation....................................  A-15
   4.2   Operation of the Company's Business.........................  A-15
   4.3   Notification; Updates to Disclosure Schedule................  A-17
   4.4   No Negotiation..............................................  A-17

SECTION 5. ADDITIONAL COVENANTS OF THE PARTIES.......................  A-18
   5.1   Filings and Consents; Nasdaq Application....................  A-18
   5.2   Public Announcements........................................  A-18
   5.3   Efforts.....................................................  A-18
   5.4   Amended and Restated Operating Agreement....................  A-18
   5.5   Termination of Broadcast.com Agreements.....................  A-18
   5.6   Certificate of Non-Foreign Status...........................  A-18
   5.7   Release.....................................................  A-18
   5.8   Registration Rights.........................................  A-18
   5.9   GD Securities Law Compliance................................  A-19
   5.10  Parent Stockholder Approval.................................  A-19

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATION OF PARENT..............  A-19
   6.1   Accuracy of Representations by the Company..................  A-19
   6.2   Accuracy of Representations by each Selling Member..........  A-19
   6.3   Performance of Covenants by the Company.....................  A-19
   6.4   Performance of Covenants by each Selling Member.............  A-19
   6.5   [Intentionally Omitted].....................................  A-19
   6.6   Agreements and Documents....................................  A-19
   6.7   No Restraints...............................................  A-20
   6.8   No Claims or Legal Proceedings..............................  A-20
   6.9   Securities Compliance.......................................  A-20

SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND
  SELLERS............................................................  A-20
   7.1   Accuracy of Representations.................................  A-20
   7.2   Performance of Covenants....................................  A-21
   7.3   Documents...................................................  A-21
   7.4   Listing.....................................................  A-21
   7.5   Investor Rights Agreement...................................  A-21
   7.6   No Restraints...............................................  A-21
   7.7   Distribution of Cash........................................  A-21

SECTION 8. TERMINATION...............................................  A-21
   8.1   Termination Events..........................................  A-21
   8.2   Termination Procedures......................................  A-22
   8.3   Special Termination Rights..................................  A-22
   8.4   Effect of Termination.......................................  A-22

SECTION 9. INDEMNIFICATION, ETC......................................  A-23
   9.1   Survival of Representations, Etc............................  A-23
   9.2   Indemnification by each Selling Member......................  A-23
   9.3   Indemnification by Parent...................................  A-23
   9.4   Indemnification by the Company and Sellers..................  A-24

                                                                       PAGE
                                                                       ----
   9.5   Threshold...................................................  A-24
   9.6   No Contribution.............................................  A-24
   9.7   Defense of Third-Party Claims...............................  A-24
   9.8   Limitations on Liability....................................  A-25
   9.9   Tax Contests................................................  A-25
   9.10  Exercise of Remedies by Parent Indemnitees Other than
         Parent......................................................  A-25

SECTION 10. MISCELLANEOUS PROVISIONS.................................  A-26
  10.1   Designated Agent............................................  A-26
  10.2   Further Assurances..........................................  A-26
  10.3   Fees and Expenses...........................................  A-26
  10.4   Attorneys' Fees.............................................  A-27
  10.5   Notices.....................................................  A-27
  10.6   Confidentiality.............................................  A-28
  10.7   Time of the Essence.........................................  A-29
  10.8   Headings....................................................  A-29
  10.9   Counterparts................................................  A-29
  10.10  Governing Law...............................................  A-29
  10.11  Successors and Assigns......................................  A-29
  10.12  Remedies Cumulative; Specific Performance...................  A-29
  10.13  No Waiver...................................................  A-29
  10.14  Amendments..................................................  A-29
  10.15  Severability................................................  A-29
  10.16  Parties in Interest.........................................  A-30
  10.17  Entire Agreement............................................  A-30
  10.18  Construction................................................  A-30

                             PURCHASE AGREEMENT AND
                             PLAN OF REORGANIZATION

     THIS PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made and entered into as of June 8, 2000, by and among: Quokka Sports, Inc., a Delaware corporation ("Parent"); Golf.com, L.L.C., a Delaware limited liability company (the "Company"), and each of the following members of the Company: Total Sports Inc., a Delaware corporation (the "Site Operator"), GolfData Corporation, a Texas corporation ("GD"), The New York Times Company Magazine Group, Inc., a Delaware corporation ("NYT"), Otto Candies Inc. ("Otto Candies") and Media One Interactive Services, Inc., a Colorado corporation ("MediaOne") (each, a "Selling Member" and collectively, the "Sellers" or "Selling Members").
NBC -- Golf.com Holding, Inc., a Delaware corporation and the successor-in-interest to NBC Multimedia, Inc., a Delaware corporation ("NBC" or the "Non-Selling Member") is a member of the Company that is not selling its Ownership Interest. Certain other capitalized terms used in this Agreement are defined in Exhibit A.

                                    RECITALS

     A. Selling Members and the Non-Selling Member collectively own all of the membership interests, or units, in the Company (the "Ownership Interests") as set forth in Exhibit B. Except as otherwise provided herein, each Selling Member wishes to sell, and Parent wishes to purchase from each Selling Member, such Selling Member's Ownership Interest in the Company as set forth in Exhibit B, on the terms and subject to the conditions set forth in this Agreement (the "Transaction").

     B. Notwithstanding the foregoing Recital A, GD desires to transfer to Parent, and Parent desires to acquire from GD, the Ownership Interest owned by GD, which constitutes substantially all of the properties and assets of GD, solely in exchange for 1,626,472 shares of the common stock, $0.0001 par value of Parent, with Parent assuming no other liabilities of GD, all in a transaction intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), it being contemplated by GD and Parent that GD will thereafter, as an integral part of the transaction, distribute such shares to its shareholders in complete liquidation of GD and dissolve, all upon the terms and conditions set forth herein.

     C. This Agreement has been approved by the respective boards of directors or comparable governing bodies of Parent and the Company. Each Selling Member has also approved this Agreement and each Non-Selling Member whose approval is required under the Company's Operating Agreement has also approved the sale of the Ownership Interests by the Selling Members.

                                   AGREEMENT

     In consideration of the foregoing, and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. DESCRIPTION OF TRANSACTION

     1.1 Acquisition of Ownership Interests. At the Closing (as defined below) and in accordance with the terms of this Agreement, each Selling Member shall sell or otherwise transfer to Parent and Parent shall purchase or otherwise acquire from each Selling Member, such Selling Member's Ownership Interest in the Company as set forth in Exhibit B. Thereafter, Parent will own the Ownership Interests in the Company sold by the Selling Members and the Non-Selling Member will own the remainder of the Ownership Interests in the Company.

     1.2 Closing. Subject to satisfaction or waiver of the conditions to closing set forth in this Agreement, the consummation of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, California 94111 at 10:00 a.m. on the later to occur of (a) July 18, 2000 or (b) four business days after each of the conditions set forth in Sections 6 and 7 have been satisfied or waived, or at such other time and date as Parent and Sellers may mutually agree, such agreement not to be unreasonably withheld (the "Scheduled Closing Time"). The date on which the Closing actually takes place is referred to in this Agreement as the "Closing Date".

     1.3 Exchange of Ownership Interests for Parent Common Stock. Upon the Closing, in exchange for GD's transfer of the Ownership Interest it owns, which constitutes substantially all of the properties and assets of GD, and each other Selling Member's transfer of its Ownership Interest to Parent, each Selling Member will be entitled to receive the number of whole shares of the common stock of Parent, par value $0.0001 per share ("Parent Common Stock"), set forth with respect to such Selling Member on Exhibit B. At or as soon as practicable after the Closing, Parent shall cause to be issued to each Selling Member certificates representing in the aggregate the number of shares of Parent Common Stock to which each Selling Member is entitled pursuant to this Section 1.3.

     1.4 Escrow Shares. Parent shall deposit Ten Percent (10%) of the aggregate Share Consideration issuable to the Sellers hereunder (the "Escrow Shares") with State Street Bank and Trust Company of California, N.A. (the "Escrow Agent") to be held and disbursed by the Escrow Agent in accordance with the form of escrow agreement (the "Escrow Agreement") attached as Exhibit C. Execution and delivery of a Member Certification in substantially the form attached as Exhibit D and an Escrow Agreement (with all documents required thereunder) by a Selling Member is a condition precedent to such Selling Member receiving any certificate evidencing Parent Common Shares. Subject to the preceding sentence, the Escrow Shares will be represented by a certificate or certificates issued in the name of each Selling Member in proportion to each such Selling Member's interest in the Escrow Shares. To the extent that any dividend or distribution, or other transaction, with respect to the Escrow Shares results in a liability for Tax, such Tax liability shall be that of the Selling Members (in proportion to each such Selling Member's interest in the Escrow Shares), and not of Parent or the Company. Any and all voting rights with respect to the Escrow Shares shall be exercisable by the Selling Members or their authorized agent as of the Closing Date. Parent, the Company, and the Selling Members hereby agree and acknowledge that the Escrow Shares shall be treated as transferred to and owned by the Selling Members as of the Closing Date and at all times thereafter for all Tax purposes.

     1.5 Further Action. If, at any time after the Closing Date, any further action is determined by Parent to be reasonably necessary to carry out the purposes of this Agreement or to vest Parent with full right, title and possession of and to the Ownership Interests of the Selling Members, the Selling Members agree to take any actions reasonably necessary to accomplish such objectives.

     1.6 Liquidation and Dissolution of GD. From and after the Closing, GD will not engage in any business, will promptly liquidate and dissolve as a corporation, and, subject to compliance with Section 5.9 hereof, will distribute the Parent Common Stock received by it to its shareholders in complete cancellation of the shares of capital stock of GD held by its shareholders.

     1.7 Assignment of Website Content. Site Operator hereby agrees that, effective as of the Closing Date, it grants the Company a perpetual, fully paid, worldwide, nonexclusive license to duplicate, display, perform, modify and otherwise exploit any rights Site Operator may have, to the extent of Site Operator's rights therein (and for this purpose without representation as to the extent of such rights), in and to any of the text, images, video, audio, graphics, trademarks and data (the "Content") created for and used on the Company's www.golf.com website (the "Website"), and agrees to take all actions necessary to enforce this provision, including ensuring that employees of and consultants to Site Operator and the Company do not separately retain exclusive ownership rights to the Content. Notwithstanding the foregoing, nothing in this
Section 1.7 is intended to assign, license or convey to the Company any rights in or to the underlying technology and system architecture used by Site Operator (and the employees of and consultants to Site Operator and the Company) in the Website. Further Site Operator agrees that it will not in any media, without the prior written consent of the Company, duplicate, display or perform the Content, or major segments of the Content, substantially as an unmodified whole, to produce or provide comprehensive coverage of golf-related sports events or information, it being understood that Site Operator intends to use individual components of the Content or modifications or extracts thereof to provide general news coverage of golf-related sports events and information as part of more

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general sports and news media offerings. In no event, however, may Site Operator utilize any Content other than that which Site Operator owns or has an express written license to use.

     1.8 Tax Treatment. The parties hereto intend that the acquisition by Parent of the GD ownership interest, which constitutes substantially all of the properties and assets of GD, pursuant to this Agreement constitute and be treated as a nontaxable reorganization for federal income tax purposes. Accordingly, each of Parent and GD hereby agrees that it will report, and GD agrees to use its reasonable efforts to cause GD's shareholders to report, for all federal income tax purposes, the transactions contemplated by this Agreement as a nontaxable reorganization pursuant to Section 368(a)(1)(C) of the Code.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING MEMBERS

     2.1 Representations of the Selling Members. Subject to the limitations on liability set forth in this Agreement, each of the Selling Members severally, but not jointly, represents and warrants, for itself and not for any other Selling Member, to and for the benefit of the Parent Indemnitees as follows in this Section 2.1:

          (a) Authority; Binding Nature of Agreement. Subject to the requirements of the Operating Agreement, the Selling Member has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by the Selling Member of this Agreement has been duly authorized by all necessary action on the part of the Selling Member and its officers and directors. This Agreement constitutes the legal, valid and binding obligation of the Selling Member, enforceable against the Selling Member in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          (b) No Restrictions. There is no suit, action, claim, investigation or inquiry by any administrative agency or Governmental Body, and no legal, administrative or arbitration proceeding pending or, to such Selling Member's Knowledge, threatened against such Selling Member or any of such Selling Member's properties or assets, with respect to the execution, delivery and performance of this Agreement or the consummation of the Transaction or any of the other transactions contemplated hereby or any other agreement entered into by such Selling Member in connection with the consummation of the Transaction or any of the other transactions contemplated hereby.

          (c) Non-Contravention; Consents. Except as set forth in the Disclosure Schedule with respect to such Selling Member, neither (1) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement, nor (2) the consummation of the Transactions or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time): (a) result in a violation of (i) any of the provisions of the Selling Member's organizational documents, or (ii) any resolution adopted by the Selling Member's officers and directors; or (b) result in a violation of, or give any Governmental Body or other Person the right to exercise any remedy or obtain any relief against the Company under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Selling Member is subject.

          Except as set forth in the Disclosure Schedule with respect to such Selling Member, the Selling Member is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance by the Selling Member of this Agreement or any of the other agreements referred to in this Agreement, or (y) the consummation by the Selling Member of the Transaction or any of the other transactions contemplated by this Agreement.

          (d) Ownership Interest. The Selling Member has good and valid title, free and clear of all Liens, to the Ownership Interest it is selling or otherwise transferring to Parent pursuant to this Agreement. The Ownership Interest being sold by the Selling Member constitutes the entire membership interest of the Selling Member in the Company. The Selling Member has no outstanding options, warrants or other rights providing for the acquisition or sale of any membership interests in the Company other than the Ownership Interest being sold hereunder.

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     2.2  Representations of the Company and the Selling Members. Subject to the
limitations on liability set forth in this Agreement and the Escrow Agreement, the Company and each Selling Member (except Otto Candies) jointly and severally represent and warrant to and for the benefit of the Parent Indemnitees the matters set forth in this Section 2.2 and in the following Sections 2.3 through 2.22:

     2.2.1  Due Organization; No Subsidiaries; Etc.

     (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary limited liability company power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Material Contracts (as defined in Section 2.11(a)).

     (b) Except as set forth in the Disclosure Schedule, the Company has not conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name "Golf.com," except for any such items that would not have a Material Adverse Effect on the Company.

     (c) The Company is not and has not been required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction other than the jurisdictions identified in the Disclosure Schedule, except where the failure to be so qualified, authorized, registered or licensed has not had and would not have a Material Adverse Effect on the Company. The Company is in good standing as a foreign corporation in each of the jurisdictions identified in Part 2.2(c) of the Disclosure Schedule.

     (d) The Disclosure Schedule accurately sets forth (i) the names of the managers of the Company, (ii) the names of individuals on any committees of the managers of the Company, and (iii) the names and titles of the Company's officers.

     (e) The Company does not own any controlling interest in any Entity and the Company has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect equity interest in, any Entity. The Company has not agreed and is not obligated to make any future investment in or capital contribution to any Entity. The Company has not guaranteed and is not responsible or liable for any obligation of any other Persons or Entities.

     2.3 Certificate of Formation and Operating Agreement; Records. The Company has delivered to Parent or its Representatives accurate and complete copies of:
(1) the Company's certificate of formation and operating agreement, including all amendments thereto; and (2) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the members of the Company, the managers of the Company and all committees of the managers of the Company. There have been no formal actions of the members of the Company, the managers of the Company or any committee of the managers of the Company that are not reflected in such minutes or other records. To their Knowledge, there has not been any material violation of any of the provisions of the Company's certificate of formation or operating agreement. The books of account, stock or other equity records, minute books and other records of the Company are accurate, up-to-date and complete in all material respects.

     2.4  Ownership Interests.

     (a) Exhibit B sets forth the record ownership of all Ownership Interests in the Company. Except as set forth in the Disclosure Schedule, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreement of any character providing for the purchase, issuance or sale of any membership interests in the Company.

     (b) All outstanding Ownership Interests have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all material requirements set forth in applicable Contracts.

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

     (c) To their Knowledge, the Company has never repurchased, redeemed or otherwise reacquired any membership interests or other securities of the Company.

     2.5  Financial Statements.

     (a) Set forth in the Disclosure Schedule are the following financial statements and notes (collectively, the "Company Financial Statements"):

          (i) the unaudited balance sheets of the Company as of December 31, 1997, 1998 and 1999, and the related unaudited income statements and statements of cash flows of the Company for the years then ended;

          (ii) the unaudited balance sheet of the Company as of March 31, 2000, and the related unaudited income statement of the Company for the three months then ended;

          (iii) the unaudited balance sheet of the Company as of April 30, 2000 (the "Unaudited Interim Balance Sheet"), and the related unaudited income statement of the Company for the one month then ended.

     (b) Except as set forth in the Disclosure Schedule, the Company Financial Statements are accurate and complete in all material respects and present fairly the financial position of the Company as of the respective dates thereof and the results of operations and (in the case of the financial statements referred to in Section 2.5(a)(i)) cash flows of the Company for the periods covered thereby. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except that the Company Financial Statements do not contain footnotes and are subject to normal and recurring year-end audit adjustments which would not reasonably be expected to have a Material Adverse Effect on the Company.

     2.6 Absence of Changes. To their Knowledge, except as set forth in the Disclosure Schedule, since April 30, 2000:

          (a) there has not been any material adverse change in the Company's business, condition, assets, liabilities, operations or financial performance that could reasonably be expected to have a Material Adverse Effect on the Company, and no event specific to the Company (as opposed to general economic conditions or industry trends) has occurred that could reasonably be expected to have a Material Adverse Effect on the Company;

          (b) there has not been any material loss, damage or destruction to, or any material interruption in the use of any of the Company's material assets (whether or not covered by insurance);

          (c) except as otherwise contemplated herein, the Company has not declared, accrued, set aside or paid any dividend or made any other distribution in respect of any Ownership Interests, and has not repurchased, redeemed or otherwise reacquired membership interests or other securities;

          (d) the Company has not sold, issued or authorized the issuance of (i) any membership interest or other security, (ii) any option or right to acquire any membership interest or any other security, or (iii) any instrument convertible into or exchangeable for any membership interest or other security;

          (e) there has been no amendment to the Company's certificate of formation or operating agreement, and the Company has not effected or been a party to any Acquisition Transaction, recapitalization or similar transaction;

          (f) the Company has not formed any subsidiary or acquired any equity interest or other interest in any other Entity;

          (g) the Company has not made any capital expenditure which, when added to all other capital expenditures made on behalf of the Company since April 30, 2000 exceeds $100,000;

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          (h) the Company has not (i) entered into a Material Contract (as defined in Section 2.11(a)), or (ii) amended or prematurely terminated, or waived any material right or remedy under, any Material Contract;

          (i) the Company has not (i) acquired, leased or licensed any material right or other material asset from any other Person, (ii) sold or otherwise disposed of, or leased or licensed, any material right or other material asset to any other Person, or (iii) waived or relinquished any material right, except in each case in the ordinary course of business and consistent with the Company's past practices;

          (j) the Company has paid its invoices in the ordinary course of business and has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness;

          (k) the Company has not made any pledge of any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance, except in the ordinary course of business and consistent with the Company's past practices;

          (l) the Company has not (i) lent money to any Person (other than pursuant to routine travel advances made to employees in the ordinary course of business), or (ii) incurred or guaranteed any indebtedness for borrowed money that is still outstanding, except as reflected on the Company Financial Statements;

          (m) the Company has not (i) established or adopted any employee benefit plan, (ii) paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers, employees or consultants, or (iii) hired any new employee or consultant;

          (n) the Company has not changed any of its methods of accounting or accounting practices in any respect, including discounting accounts receivable for earlier cash payment outside the ordinary course of business;

          (o) the Company has not made any Tax election;

          (p) the Company has not commenced or settled any Legal Proceeding;

          (q) the Company has not entered into any material transaction or taken any other material action outside the ordinary course of business or inconsistent with its past practices; and

          (r) the Company has not agreed or committed to take any of the actions referred to in clauses "(c)" through "(q)" above.

     2.7  Title to Assets.

     (a) The Company owns, and has good, valid and marketable title to, all assets owned by it, including: (i) all assets reflected on the Unaudited Interim Balance Sheet other than those that have been disposed of in the ordinary course of business; (ii) all assets referred to in Sections 2.8(b) and 2.10 as being owned by the Company and all of the Company's rights under the Contracts identified in Part 2.11 of the Disclosure Schedule; and (iii) all other assets reflected in the Company's books and records as being owned by the Company. Except as set forth in the Disclosure Schedule, all of said assets are owned by the Company free and clear of any liens or other Encumbrances, except for (x) any lien for current taxes not yet due and payable, and (y) minor liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company.

     (b) The Disclosure Schedule identifies all assets that are material to the business of the Company and that are being leased or licensed to the Company.

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

     2.8  Bank Accounts; Receivables.

     (a) To their Knowledge, the Disclosure Schedule provides accurate information with respect to each account maintained by or for the benefit of the Company at any bank or other financial institution.

     (b) To their Knowledge, the Disclosure Schedule provides an accurate and complete breakdown and aging of all accounts receivable, notes receivable and other receivables of the Company as of April 30, 2000. To their Knowledge, except as set forth in the Disclosure Schedule, all existing accounts receivable of the Company (including those accounts receivable reflected on the Unaudited Interim Balance Sheet that have not yet been collected and those accounts receivable that have arisen since April 30, 2000 and have not yet been collected) (i) represent valid obligations of customers of the Company arising from bona fide transactions entered into in the ordinary course of business, and
(ii) are current and will be collected in full when due, without any counterclaim or set off (net of an allowance for doubtful accounts not to exceed $50,000 in the aggregate).

     2.9  Equipment; Leasehold.

     (a) To their Knowledge, all material items of equipment and other tangible assets owned by or leased to the Company are adequate for the uses to which they are being put, are in good condition and repair (ordinary wear and tear excepted) and are adequate for the conduct of the Company's business in the manner in which such business is currently being conducted.

     (b) The Company does not own any real property or any interest in real property other than a leasehold interest in office space.

     2.10  Proprietary Assets.

     (a) The Disclosure Schedule sets forth, with respect to each Company Proprietary Asset registered with any Governmental Body or for which an application has been filed with any Governmental Body, (i) a brief description of such Proprietary Asset, and (ii) the names of the jurisdictions covered by the applicable registration or application. The Disclosure Schedule identifies and provides a brief description of all other Company Proprietary Assets. The Disclosure Schedule identifies and provides a brief description of each Proprietary Asset licensed to the Company by any Person (except for any Proprietary Asset that is licensed to the Company under any third party software license generally available to the public at a cost of less than $25,000), and identifies the license agreement under which such Proprietary Asset is being licensed to the Company. Except as set forth in the Disclosure Schedule, the Company has good, valid and marketable title to all of the Company Proprietary Assets identified in Part 2.10(a)(i) of the Disclosure Schedule (other than domain names), free and clear of all liens and other Encumbrances, and has a valid right to use all Proprietary Assets identified in Part 2.10(a)(ii) of the Disclosure Schedule. The domain name www.golf.com is registered in the name of the Company. Except as set forth in the Disclosure Schedule, the Company has remained current in the payment of registration fees for the www.golf.com domain name and has paid such registration fees through May 25, 2001. To their Knowledge, no person has any rights to use the www.golf.com domain name other than the Company. Except as set forth in the Disclosure Schedule, the Company is not obligated to make any payment to any Person for the use of any Company Proprietary Asset that could reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth in the Disclosure Schedule, to their Knowledge the Company has not developed jointly with any other Person any Company Proprietary Asset with respect to which such other Person has any rights.

          (b) Except as set forth in the Disclosure Schedule, to their Knowledge, the Company has not (other than pursuant to license agreements identified in the Disclosure Schedule) disclosed or delivered to any Person, or permitted the disclosure or delivery to any Person of, (i) the source code, or any portion or aspect of the source code, of any Company Proprietary Asset, or (ii) the object code, or any portion or aspect of the object code, of any Company Proprietary Asset.

          (c) Except as set forth in the Disclosure Schedule, to their Knowledge, none of the Company Proprietary Assets infringes or conflicts with any Proprietary Asset owned or used by any other Person. Except as set forth in the Disclosure Schedule, to their Knowledge, the Company is not infringing,

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

     misappropriating or making any unlawful use of, and the Company has not at any time infringed, misappropriated or made any unlawful use of, or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of, any Proprietary Asset owned or used by any other Person. Except as set forth in the Disclosure Schedule, to their Knowledge, no other Person is infringing, misappropriating or making any unlawful use of, and no Proprietary Asset owned or used by any other Person infringes any Company Proprietary Asset.

          (d) Except as set forth in the Disclosure Schedule and except for Proprietary Assets licensed to the Company under third party software licenses generally available to the public, to their Knowledge, the Company Proprietary Assets together with Proprietary Assets licensed to the Company constitute all the Proprietary Assets necessary to enable the Company to conduct its business in the manner in which such business is being conducted as of the date hereof. Except as set forth in the Disclosure Schedule, to their Knowledge, (i) the Company has not licensed any of the Company Proprietary Assets to any Person on an exclusive basis, and (ii) the Company has not entered into any covenant not to compete or Contract materially limiting its ability to exploit any of its Proprietary Assets or to transact business in any market or geographical area or with any Person.

          (e) The Disclosure Schedule identifies the persons who have executed and delivered to Site Operator a confidential inventions and assignment agreement identical to the form previously delivered to Parent or its Representatives.

     2.11  Contracts.

     (a) To their Knowledge, the Disclosure Schedule identifies all of the following that exist as of June 8, 2000:

          (i) each Company Contract relating to the employment of, or the performance of services by, any employee, consultant or independent contractor under which payments are reasonably expected to be in excess of $50,000;

          (ii) each Company Contract relating to the acquisition, transfer, use, development, sharing or license of any technology or any Proprietary Asset under which payments are reasonably expected to be in excess of $50,000;

          (iii) each Company Contract imposing any restriction on the Company's right or ability (A) to compete with any other Person or (B) to acquire any product or other asset or any services from any other Person, to sell any product or other asset to or perform any services for any other Person or to transact business or deal in any other manner with any other Person;

          (iv) each Company Contract creating or involving any agency relationship, distribution arrangement or franchise relationship under which payments are reasonably expected to be in excess of $50,000;

          (v) each Company Contract relating to the acquisition, issuance or transfer of any membership interests or other securities of the Company;

          (vi) each Company Contract relating to the creation of any Encumbrance with respect to any asset of the Company, except for (x) any lien for current taxes not yet due and payable, and (y) liens that have arisen in the ordinary course of business and that do not materially detract from the value of the assets subject thereto or materially impair the operations of the Company;

          (vii) each Company Contract creating an obligation of the Company under any guaranty, any pledge, any performance or completion bond, any indemnity or any surety arrangement under which payments are reasonably expected to be in excess of $50,000;

          (viii) each Company Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities under which payments are reasonably expected to be in excess of $50,000;

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

          (ix) each pending Company Contract relating to the purchase or sale of any product or other asset by or to, or the performance of any services by or for, any Related Party (as defined in Section 2.18) under which payments are reasonably expected to be in excess of $50,000; and

          (x) any other Company Contract under which there is reasonably expected to be (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 in the aggregate, or
     (B) the performance of services having a value in excess of $50,000 in the aggregate.

Contracts identified in the Disclosure Schedule in the respective categories described in clauses "(i)" through "(x)" above are referred to in this Agreement as "Material Contracts."

     (b) The Company has delivered to Parent or its Representatives accurate and complete copies of all written Material Contracts identified in Part 2.11 of the Disclosure Schedule, including all amendments thereto. Part 2.11 of the Disclosure Schedule provides an accurate description of the terms of each Material Contract that is not in written form. To their Knowledge, each Material Contract identified in Part 2.11 of the Disclosure Schedule is valid and in full force and effect, and is enforceable by the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     (c) Except as set forth in the Disclosure Schedule, to their Knowledge:

          (i) there is no continuing violation or breach by the Company or any other Person of, or continuing default under, any Material Contract that could reasonably be expected to have a Material Adverse Effect on the Company;

          (ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (A) result in a violation or breach of any of the provisions of any Material Contract, (B) give any Person the right to declare a default or exercise any remedy under any Material Contract, (C) give any Person the right to accelerate the maturity or performance of any Material Contract, or (D) give any Person the right to cancel, terminate or modify any Material Contract, and that in each case could reasonably be expected to have a Material Adverse Effect on the Company;

          (iii) since December 31, 1999, the Company has not received any written notice or other communication regarding any actual or possible violation or breach of, or default under, any Material Contract that could reasonably be expected to have a Material Adverse Effect on the Company;

          (iv) the Company has not waived any of its rights under any Material Contract that could reasonably be expected to have a Material Adverse Effect on the Company; and

          (v) No Person is renegotiating, or has a right pursuant to the terms of any Material Contract to renegotiate, any amount paid or payable to the Company under any Material Contract or any other material term or provision of any Material Contract.

     2.12 Liabilities. The Company has no accrued, contingent or other liabilities of any nature, either matured or unmatured that would be required to be reflected in financial statements in accordance with generally accepted accounting principles, whether due or to become due, and that could reasonably be expected to have a Material Adverse Effect on the Company, except for:
(a) liabilities identified as such in the "liabilities" column of the Unaudited Interim Balance Sheet; (b) accounts payable or accrued salaries that have been incurred by the Company since April 30, 2000 in the ordinary course of business and consistent with the Company's past practices; (c) liabilities under the Material Contracts; and (d) other liabilities identified in the Disclosure Schedule.

     2.13 Compliance with Legal Requirements. To their Knowledge, the Company is, and has at all times since December 31, 1998 been, in compliance with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements has not had and could not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth in the Disclosure Schedule, to their Knowledge, since December 31, 1998, the Company has not received any notice or other communication from any

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Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, except where such actual or possible violation, or failure to comply, could not reasonably be expected to have a Material Adverse Effect on the Company.

     2.14  Governmental Authorizations. To their Knowledge, the Disclosure
Schedule identifies each material Governmental Authorization held by the Company, and the Company has delivered to Parent or its Representatives accurate and complete copies of all Governmental Authorizations held by the Company and identified in the Disclosure Schedule. To their Knowledge, the Governmental Authorizations held by the Company and identified in the Disclosure Schedule are valid and in full force and effect, and collectively constitute all Governmental Authorizations necessary to enable the Company to conduct its business in the manner in which its business is currently being conducted as of the date hereof. The Company is in substantial compliance with the terms and requirements of the respective Governmental Authorizations held by the Company and identified in the Disclosure Schedule. To their Knowledge, since December 31, 1998, the Company has not received any written notice or other written communication from any Governmental Body regarding (a) any actual or possible violation of or failure to comply with any term or requirement of any Governmental Authorization, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization, in either case that could reasonably be expected to have a Material Adverse Effect on the Company.

     2.15  Tax Matters.

     (a) All Tax Returns required to be filed by or on behalf of the Company with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the "Company Returns") (i) have been or will be filed on or before the applicable due date (including any extensions of such due date), and (ii) have been, or will be when filed, accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements. All amounts shown on the Company Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date. The Company has delivered to Parent or its Representatives accurate and complete copies of its 1998 and 1999 federal income tax returns previously filed.

     (b) Except as set forth in the Disclosure Schedule, the Company Financial Statements fully accrue all actual and contingent liabilities for Taxes with respect to all periods through the dates thereof in accordance with generally accepted accounting principles. The Company will establish, in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all Taxes for the period from April 30, 2000 through the Closing Date, and the Company will disclose the dollar amount of such reserves to Parent on or prior to the Closing Date.

     (c) To their Knowledge, there have been no examinations or audits of any Company Return. Except as set forth in the Disclosure Schedule, no extension or waiver of the limitation period applicable to any of the Company Returns has been granted (by the Company or any other Person), and no such extension or waiver has been requested from the Company.

     (d) Except as set forth in the Disclosure Schedule, no claim or Proceeding is pending or, to their Knowledge, has been threatened against or with respect to the Company in respect of any Tax. There are no unsatisfied liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Company with respect to any Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by the Company and with respect to which adequate reserves for payment have been established). There are no liens for Taxes upon any of the assets of the Company except liens for current Taxes not yet due and payable. The Company has not been, and the Company will not be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

     (e) To their Knowledge, there is no agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor of the Company that,

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considered individually or considered collectively with any other such
Contracts, could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. The Company is not, and has never been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar Contract.

     2.16  Employee and Labor Matters; Benefit Plans.

     (a) Part 2.16(a) of the Disclosure Schedule identifies each salary, bonus, deferred compensation, incentive compensation, severance pay, termination pay, hospitalization, medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or agreement (collectively, the "Plans") sponsored, maintained, contributed to or required to be contributed to by the Company for the benefit of any employee of the Company ("Employee") or consultant to the Company since December 31, 1998, except for Plans which would not require the Company to make payments or provide benefits having a value in excess of $25,000 in the aggregate.

     (b) To their Knowledge, the Company does not maintain, sponsor or contribute to, and has not at any time in the past maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not excluded from coverage under specific Titles or Merger Subtitles of ERISA) for the benefit of Employees or former Employees (a "Pension Plan").

     (c) To their Knowledge, the Company maintains, sponsors or contributes only to those employee welfare benefit plans (as defined in Section 3(1) of ERISA, whether or not excluded from coverage under specific Titles or Merger Subtitles of ERISA) for the benefit of Employees or former Employees which are described in Part 2.16(c) of the Disclosure Schedule (the "Welfare Plans"), none of which is a multiemployer plan (within the meaning of Section 3(37) of ERISA).

     (d) With respect to each Plan, the Company has delivered to Parent or its
Representatives:

          (i) an accurate and complete copy of such Plan (including all amendments thereto);

          (ii) an accurate and complete copy of the annual report, if required under ERISA, with respect to such Plan for the last two years;

          (iii) an accurate and complete copy of the most recent summary plan description, together with each Summary of Material Modifications, if required under ERISA, with respect to such Plan;

          (iv) if such Plan is funded through a trust or any third party funding vehicle, an accurate and complete copy of the trust or other funding agreement (including all amendments thereto) and accurate and complete copies the most recent financial statements thereof; and

          (v) an accurate and complete copy of the most recent determination letter received from the Internal Revenue Service with respect to such Plan (if such Plan is intended to be qualified under Section 401(a) of the Code).

     (e) To their Knowledge, the Company is not required to be and has never been required to be, treated as a single employer with any other Person under
Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code. The Company has never been a member of an "affiliated service group" within the meaning of Section 414(m) of the Code. To their Knowledge, the Company has never made a complete or partial withdrawal from a multiemployer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA).

     (f) The Company does not have any plan or commitment to create any additional Welfare Plan or any Pension Plan, or to modify or change any existing Welfare Plan or Pension Plan (other than to comply with applicable law) in a manner that would materially affect any Employee.

     (g) Except as set forth in the Disclosure Schedule, no Welfare Plan provides death, medical or health benefits (whether or not insured) with respect to any current or former Employee after any such Employee's

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termination of service (other than (i) benefit coverage mandated by applicable law, including coverage provided pursuant to Section 4980B of the Code, (ii) deferred compensation benefits accrued as liabilities on the Unaudited Interim Balance Sheet, and (iii) benefits the full cost of which are borne by current or former Employees (or the Employees' beneficiaries)).

     (h) With respect to each of the Welfare Plans constituting a group health plan within the meaning of Section 4980B(g)(2) of the Code, the provisions of
Section 4980B of the Code ("COBRA") have been complied with, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect on the Company.

     (i) Each of the Plans has been operated and administered in all material respects in accordance with applicable Legal Requirements, including but not limited to ERISA and the Code, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Company.

     (j) Each of the Plans intended to be qualified under Section 401(a) of the Code has received a favorable determination from the Internal Revenue Service.

     (k) Except as set forth in the Disclosure Schedule, neither the execution, delivery or performance of this Agreement, nor the consummation of the Transaction or any of the other transactions contemplated by this Agreement, will result in any payment (including any bonus, golden parachute or severance payment) to any current or former Employee, manager or member of the Company (whether or not under any Plan), or materially increase the benefits payable under any Plan, or result in any acceleration of the time of payment or vesting of any such benefits.

     (l) The Disclosure Schedule contains a list of all salaried employees of the Company as of April 30, 2000, and correctly reflects, in all material respects, their salaries, any other compensation payable to them (including compensation payable pursuant to bonus, deferred compensation or commission arrangements), their dates of employment and their positions. The Company is not a party to any collective bargaining contract or other Contract with a labor union involving any of its Employees or consultants. Except as set forth in the Disclosure Schedule, all of the Company's employees are "at will" employees and all consultants may be terminated at any time by the Company.

     (m) The Disclosure Schedule identifies as of the date hereof each Employee who is not fully available to perform work because of disability or other leave and the anticipated date of return to full service.

     (n) To their Knowledge, the Company is in compliance with all applicable Legal Requirements and Contracts relating to employment, employment practices, wages, bonuses and terms and conditions of employment, including employee compensation matters, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Company.

     (o) Except as set forth in the Disclosure Schedule, the Company has good labor relations, and, to their Knowledge, none of the Company's employees or consultants intends to terminate his or her employment or consultant relationship with the Company as a result of the consummation of the transaction contemplated herein.

     2.17 Insurance. The Disclosure Schedule identifies all material insurance policies maintained by, at the expense of or for the benefit of the Company and identifies any material claims made thereunder, and the Company has delivered to Parent or its Representatives accurate and complete copies of the insurance policies identified on the Disclosure Schedule. To their Knowledge, each of the insurance policies identified in the Disclosure Schedule is in full force and effect. To their Knowledge, since December 31, 1999, the Company has not received any written notice regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

     2.18 Related Party Transactions. Except as set forth in the Disclosure Schedule, to their Knowledge: (a) no Related Party has, and no Related Party has at any time since December 31, 1999 had, any direct or indirect interest in any material asset used in or otherwise relating to the business of the Company; (b) no Related Party is, or has at any time since December 31, 1999 been, indebted to the Company; (c) since

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December 31, 1999, no Related Party has entered into, or has had any direct or indirect financial interest in (other than through de minimis stock ownership in public companies), any material Contract, transaction or business dealing involving the Company; and (d) no Related Party has any claim or right against the Company (other than rights to receive compensation for services performed as an employee of the Company). (For purposes of this Section 2.18 each of the following will be deemed to be a "Related Party": (i) each individual who is, or who has at any time since December 31, 1999 been, a manager or an officer of the Company; (ii) each member of the immediate family of each of the individuals referred to in clause "(i)" above; and (iii) any trust or other Entity (other than the Company) in which any one of the individuals referred to in clauses "(i)" and "(ii)" above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.)

     2.19  Legal Proceedings; Orders.

     (a) Except as set forth in the Disclosure Schedule, there is no pending Legal Proceeding, and, to their Knowledge, no Person has threatened to commence any Legal Proceeding: (i) to which the Company is a party or to which any of the assets owned or used by the Company are subject, in either case that could reasonably be expected to have a Material Adverse Effect on the Company; or (ii) that seeks to prevent, delay or make illegal the Transaction or any of the other transactions contemplated by this Agreement.

     (b) Except as set forth in the Disclosure Schedule, since December 31, 1998, no Legal Proceeding has been commenced by or has been pending against the Company.

     (c) To their Knowledge, there is no order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject, that in any case could reasonably be expected to have a Material Adverse Effect on the Company.

     2.20 Authority; Binding Nature of Agreement. The Company has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary action on the part of the Company and its managers and members. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.21 Non-Contravention; Consents. Except as set forth in the Disclosure Schedule, to their Knowledge, neither (1) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement, nor (2) the consummation of the Transactions or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

          (a) result in a violation of (i) any of the provisions of the Company's certificate of formation or operating agreement, or (ii) any resolution adopted by the Company's managers, members or any committee of the managers of the Company;

          (b) result in a violation of, or give any Governmental Body or other Person the right to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned or used by the Company, is subject;

          (c) result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company;

          (d) result in a violation or breach of, or result in a default under, any Company Contract that is or would constitute a Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any such Company Contract, (ii) accelerate the maturity or performance of any such Company Contract, or (iii) cancel, terminate or modify any such Company Contract; or

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          (e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company (except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of the Company).

Except as set forth in the Disclosure Schedule, to their Knowledge, the Company is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement, or (y) the consummation of the Transaction or any of the other transactions contemplated by this Agreement.

     2.22 Full Disclosure. To their Knowledge, this Agreement (including the Disclosure Schedule) does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or
(ii) omit to state any material fact or necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent represents and warrants to the Company and each Selling Member as follows:

     3.1 Authority; Binding Nature of Agreement. Parent has the absolute and unrestricted right, power and authority to perform its obligations under this Agreement; and the execution, delivery and performance by Parent of this Agreement (including the contemplated issuance of Parent Common Stock in the Transaction in accordance with this Agreement) has been duly authorized by all necessary action on the part of Parent and its board of directors. This Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.2 No Restrictions. To the Knowledge of Parent, there is no suit, action, claim, investigation or inquiry by any administrative agency or Governmental Body, and no legal, administrative or arbitration proceeding pending or, to Parent's Knowledge, threatened against Parent or any of their properties or assets, with respect to the execution, delivery and performance of this Agreement or the consummation of the Transaction or any of the other transactions contemplated hereby or any other agreement entered into by Parent in connection with the consummation of the Transaction or any of the other transactions contemplated hereby.

     3.3 Non-Contravention; Consents. To the Knowledge of Parent, neither (1) the execution, delivery or performance of this Agreement or any of the other agreements referred to in this Agreement, nor (2) the consummation of the Transactions or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time): (a) result in a violation of (i) any of the provisions of Parent's organizational documents, or (ii) any resolution adopted by Parent's officers and directors;
(b) result in a violation of any Legal Requirement or any order, writ, injunction, judgment or decree to which Parent is subject; or (c) result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent.

     3.4 Valid Issuance. The Parent Common Stock to be issued in the Transaction, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of any preemptive rights or other rights to purchase held by any other person.

     3.5  Parent Financial Statements.

     (a) The consolidated financial statements contained in the registration statements and Forms 10-K and 10-Q filed by Parent with the SEC between July 27, 1999 and the date of this Agreement (the "Parent SEC Documents"): (i) complied as to form in all material respects with the published rules and regulations of the

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SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments; and (iii) fairly presented the consolidated financial position of Parent and its subsidiaries as of the respective dates thereof and the consolidated results of operations of Parent and its subsidiaries for the periods covered thereby.

     (b) As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Parent SEC Documents complied in all respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3.6 Offering Valid. Assuming the accuracy of the representations and warranties of each Selling Member contained in the Member Certifications and of each GolfData shareholder in the Shareholder Certifications, the offer, sale and issuance of the Parent Common Stock in connection with the Transaction will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     3.7 Due Organization. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all of its material Contracts.

     3.8 Absence of Changes. Since December 31, 1999, except as reflected in Parent's SEC Documents, there has been no amendment to the Parent's Certificate of Incorporation or Bylaws, and the Parent has not effected or been a party to any Acquisition Transaction, recapitalization or similar transaction.

     3.9 Amended and Restated Operating Agreement. Parent in good faith believes that it already has reached agreement with NBC regarding the material terms of the Amended and Restated Operating Agreement of the Company described in NBC's approval paragraphs set forth on NBC's signature page to this Agreement.

SECTION 4. CERTAIN COVENANTS OF THE COMPANY AND THE SELLING MEMBERS

     4.1 Access and Investigation. During the period from the date of this Agreement through the Closing Date (the "Pre-Closing Period"), the Company will cause its Representatives to and each Selling Member will use its commercially reasonable efforts to cause the Company and its Representatives to: (a) provide Parent and Parent's Representatives with reasonable access to the Company's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information of the Company; (b) provide Parent and Parent's Representatives with copies of such existing books, records, Tax Returns, work papers and other documents and information of the Company, and with such additional financial, operating and other data and information of the Company, as Parent may reasonably request, in all cases subject to the confidentiality letter between the Company and Parent dated April 3, 2000 and (c) provide Parent and its Representatives with such financial and other records as they may reasonably request to commence preparation of audited financial statements of the Company, and reasonably assist Parent, at Parent's sole expense, in such undertaking.

     4.2 Operation of the Company's Business. Except as otherwise approved by Parent, which approval will not be unreasonably withheld, during the Pre-Closing Period, the Company will comply with (and will use commercially reasonable efforts to cause the Site Operator to comply with) the following provisions, and each

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

Selling Member will use commercially reasonable efforts to cause the Company to comply with the following provisions:

          (a) the Company will conduct its business and operations in the ordinary course and in substantially the same manner as such business and operations have been conducted prior to the date of this Agreement, including paying its invoices in the ordinary course of business;

          (b) the Company will use reasonable efforts to preserve intact its current business organization, keep available the services of its current officers, employees and consultants, and maintain its relations and good will with all suppliers, customers, landlords, creditors, employees, consultants and other Persons having business relationships with the Company;

          (c) the Company will keep in full force all insurance policies identified in the Disclosure Schedule (or comparable substitute policies);

          (d) the Company will cause its officers and managers to report regularly to Parent concerning the status of the Company's business;

          (e) except as set forth in Section 7.7, the Company will not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any membership interests, and will not repurchase, redeem or otherwise reacquire any membership interests or other securities;

          (f) the Company will not sell, issue or authorize the issuance of (i) any membership interest or other security, (ii) any option or right to acquire any membership interest or other security, or (iii) any instrument convertible into or exchangeable for any membership interest or other security;

          (g) except as contemplated by this Agreement, the Company will not amend or permit the adoption of any amendment to the Company's articles of organization or operating agreement, or effect or permit the Company to become a party to any Acquisition Transaction, recapitalization or similar transaction;

          (h) the Company will not form any subsidiary or acquire any equity interest or other interest in any other Entity;

          (i) the Company will not make any capital expenditure outside of the Company's approved budget, a copy of which has been provided to Parent, except for capital expenditures that, when added to all other capital expenditures made outside of the Company's approved budget, made on behalf of the Company during the Pre-Closing Period, do not exceed $25,000 in aggregate;

          (j) the Company will not (i) enter into, or permit any of the assets owned or used by it to become bound by, any Contract that is or would constitute a Material Contract, or (ii) amend or prematurely terminate, or waive any material right or remedy under, any Material Contract;

          (k) the Company will not (i) acquire, lease or license any right or other asset from any other Person, (ii) sell or otherwise dispose of, or lease or license, any right or other asset to any other Person, or (iii) waive or relinquish any right, except in each case for assets acquired, leased, licensed or disposed of by the Company, and waivers by the Company, in each case in the ordinary course of business or pursuant to Company Contracts;

          (l) the Company will not (i) lend money to any Person (except that the Company may make routine travel advances to employees in the ordinary course of business), or (ii) incur or guarantee any indebtedness for borrowed money;

          (m) the Company will not (i) establish, adopt or amend any employee benefit plan, (ii) pay any bonus or make any profit-sharing payment, cash incentive payment or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its managers, officers, employees or consultants, or (iii) hire any new employee or consultant whose aggregate annual cash compensation is expected to exceed $50,000;

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          (n) the Company will not change any of its methods of accounting or accounting practices in any material respect, including discounting accounts receivable for earlier cash payment outside the ordinary course of business;

          (o) the Company will not make any Tax election;

          (p) the Company will not commence or settle any material Legal Proceeding;

          (q) the Company will not agree or commit to take any of the actions described in clauses "(e)" through "(p)" above.

Notwithstanding the foregoing, the Company may take any action described in clauses "(e)" through "(q)" above if Parent gives its prior written consent to the taking of such action by the Company, which consent will not be unreasonably withheld (it being understood that Parent's withholding of consent to any action will not be deemed unreasonable if Parent determines in good faith that the taking of such action would not be in the best interests of Parent or would not be in the best interests of the Company).

     4.3  Notification; Updates to Disclosure Schedule.

     (a) During the Pre-Closing Period, the Company and Sellers will promptly notify Parent in writing of:

          (i) the discovery by the Company or Sellers of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in or breach of any representation or warranty made by the Company or Sellers in this Agreement;

          (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in or breach of any representation or warranty made by the Company or Sellers in this Agreement if (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

          (iii) any breach of any covenant or obligation of the Company or Sellers; and

          (iv) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 6 or
     Section 7 impossible or unlikely.

     (b) If the Company or the Selling Members have Knowledge of any event, condition, fact or circumstance that is required to be disclosed pursuant to
Section 4.3(a) or that requires any change in the Disclosure Schedule, or if the Company or the Selling Members have Knowledge of any event, condition, fact or circumstance that would require a change assuming the Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then the Company and/or Sellers will promptly deliver to Parent an update to the Disclosure Schedule specifying such change. No such update will be deemed to supplement or amend the Disclosure Schedule for the purpose of determining the accuracy as of the date of this Agreement of any of the representations and warranties made by the Company or Sellers in this Agreement solely for the purpose of determining whether any of the conditions set forth in Section 6 has been satisfied. Such update will however be deemed to supplement or amend the Disclosure Schedule for all other purposes under this Agreement, provided that if an update is delivered to Parent within three (3) days prior to the Closing, Parent may delay the Closing to such date that will provide Parent a three (3) day period to review such update.

     4.4 No Negotiation. During the Pre-Closing Period, the Company and Sellers will not, directly or indirectly:

          (a) solicit or encourage the initiation of any inquiry, proposal or offer from any Person (other than Parent) relating to a possible Acquisition Transaction;

          (b) participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to, any Person (other than Parent) relating to or in connection with a possible Acquisition Transaction; or

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          (c) consider, entertain or accept any proposal or offer from any
     Person (other than Parent) relating to a possible Acquisition Transaction.

The Company and Sellers will promptly notify Parent in writing of any material inquiry, proposal or offer relating to a possible Acquisition Transaction that is received by the Company and/or Sellers during the Pre-Closing Period.

SECTION 5. ADDITIONAL COVENANTS OF THE PARTIES

     5.1 Filings and Consents; Nasdaq Application. As promptly as practicable after the execution of this Agreement, each party to this Agreement (a) will make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Transaction and the other transactions contemplated by this Agreement (including any required anti-trust filings by it or its affiliates under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder (the "HSR Act")), and (b) will use all commercially reasonable efforts to obtain all Consents (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Transaction and the other transactions contemplated by this Agreement. The Company and Sellers, on the one hand, and Parent, on the other hand, will (upon request) promptly deliver to the other a copy of each such filing made, each such notice given and each such Consent obtained during the Pre-Closing Period. Parent shall promptly submit a request to Nasdaq that the shares of Parent Common Stock to be issued in the Transaction be approved for listing (subject to notice of issuance) on the Nasdaq National Market and provide the Selling Members a copy thereof.

     5.2 Public Announcements. During the Pre-Closing Period, (i) the parties shall not (and will not permit any of their Representatives to) issue any press release or make any public statement regarding this Agreement or the Transaction, or regarding any of the other transactions contemplated by this Agreement, without the other parties' prior written consent; provided, however, that Parent may issue any press release or make any public statement regarding this Agreement or the Transaction that it, or its Representatives, reasonably determine is necessary to comply with applicable securities laws.

     5.3 Efforts. During the Pre-Closing Period, (a) the Company will use its commercially reasonable efforts to cause the conditions set forth in Section 6 to be satisfied on a timely basis, (b) each Selling Member will use its commercially reasonable efforts to cause the conditions set forth in Section 6 to be satisfied on a timely basis and (c) Parent will use its commercially reasonable efforts to cause the conditions set forth in Section 7 to be satisfied on a timely basis.

     5.4 Amended and Restated Operating Agreement. Parent will negotiate in good faith with NBC to complete and execute, on or prior to June 22, 2000, an Amended and Restated Operating Agreement as is required as a condition to NBC's approval that is set forth on NBC's signature page to this Agreement.

     5.5 Termination of Broadcast.com Agreements. Prior to the Closing the Company will use reasonable commercial efforts to terminate the agreement, dated April 27, 1999, between broadcast.com, Inc. and the Company, or to assist Parent in terminating or renegotiating such agreement.

     5.6 Certificate of Non-Foreign Status. On or prior to the Closing, each Selling Member will execute and deliver to Parent a Certificate of Non-Foreign Status, substantially in the form of Exhibit E.

     5.7 Release. At the Closing, each Selling Member shall execute and deliver to the Company a Release in the form of Exhibit F.

     5.8 Registration Rights. Parent shall seek and use reasonable efforts to obtain prior to Closing the stockholder consents necessary to amend, and if such consents are obtained shall amend on or prior to the Closing, Parent's existing Amended and Restated Investor Rights Agreement as set forth in the Amended and Restated Investor Rights Agreement in substantially the form attached as Exhibit G (the "Investor Rights Agreement"). If such consents cannot be obtained, Parent shall grant to the Selling Members at Closing registration rights with respect to the Parent Common Stock issued pursuant to this Agreement substantially identical to, and pari pasu with, the rights set forth in the Investor Rights Agreement.

                                      A-18
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     5.9  GD Securities Law Compliance. GD will, in accordance with its articles of incorporation and bylaws and the applicable requirements of the corporation laws of the State of Texas, promptly take all actions necessary (i) to cause each of its shareholders who is not an "accredited investor" (as defined in Rule 501 under the Securities Act) to appoint a "purchaser representative" (as defined in Rule 501 under the Securities Act) in connection with evaluating the merits and risks of acquiring Parent Common Stock immediately after the Closing of this Transaction, (ii) to cause each such shareholder and each other shareholder approving the Transaction to complete, execute and deliver a Shareholder Certification in substantially the form attached hereto as Exhibit
H, (iii) cause a copy of an information statement or other disclosure document in such form as is reasonably approved by Parent (the "Information Statement") to be delivered to each shareholder of the Company for their consideration of the Transaction and (iv) call and hold such meetings (as promptly as practicable) as may be necessary or appropriate under applicable securities laws to enable GD's shareholders, including those who have appointed a "purchaser representative", to consider and approve this Agreement and the Transaction. Without limiting the generality of the foregoing, the board of directors of GD will recommend to GD's shareholders a vote in favor of the adoption of this Agreement and the Transaction.

     5.10 Parent Stockholder Approval. Parent will promptly take all actions necessary to obtain any approvals of its stockholders required in connection with the transactions contemplated by this Agreement.

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATION OF PARENT

     The obligation of Parent to effect the Transaction and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:

     6.1 Accuracy of Representations by the Company. All of the representations and warranties made by the Company in this Agreement (considered collectively), and each of such representations and warranties (considered individually), will have been accurate in all material respects as of the date of this Agreement (except that all representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall have been accurate, subject to such qualifiers, in all respects), and will be accurate in all material respects as of the Scheduled Closing Time as if made at the Scheduled Closing Time.

     6.2 Accuracy of Representations by each Selling Member. All of the representations and warranties made by each Selling Member in this Agreement (considered collectively), and each of such representations and warranties (considered individually), will have been accurate in all material respects as of the date of this Agreement (except that all representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall have been accurate, subject to such qualifiers, in all respects), and will be accurate in all material respects as of the Scheduled Closing Time as if made at the Scheduled Closing Time.

     6.3 Performance of Covenants by the Company. All of the covenants and obligations that the Company is required to comply with or to perform at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), will have been complied with and performed in all material respects.

     6.4 Performance of Covenants by each Selling Member. All of the covenants and obligations that each Selling Member is required to comply with or to perform at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), will have been complied with and performed in all material respects; provided, however, that Section 5.9(i) and (ii) shall be complied with and performed in all respects.

     6.5  [Intentionally Omitted].

     6.6 Agreements and Documents. Parent shall have received the following agreements and documents, each of which will be in full force and effect:

          (a) a certificate executed by the Company's Chief Executive Officer, or comparable official, certifying that (1) each of the representations and warranties set forth in Section 2 (other than Section 2.1) is accurate in all material respects as of the Closing Date as if made on the Closing Date,

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

     and (2) that the conditions set forth in Sections 6.1, 6.3 and 6.5 and, to his actual knowledge, Sections 6.7 and 6.8 have been duly satisfied (the "Company Closing Certificate");

          (b) a certificate executed by an authorized officer of each Selling Member, certifying that, as to such Selling Member, (1) each of the representations and warranties of such Selling Member set forth in Section
     2.1 is accurate in all material respects as of the Closing Date as if made on the Closing Date, (2) to the Knowledge of such Selling Member each of the representations and warranties set forth in Section 2 (other than Section 2.1) is accurate in all material respects as of the Closing Date, and (3) that the conditions set forth in Section 6.2, 6.4 and 6.9 have been duly satisfied by such Selling Member (each such certificate being referred to as a "Selling Member Closing Certificate");

          (c) all Consents listed on Schedule 6.6(c) where failure to obtain the same would have a Material Adverse Effect on the Company;

          (d) the Certificate of Non-Foreign Status in the form of Exhibit E, executed by the Company and each Selling Member;

          (e) Releases in the form of Exhibit F, executed by each Selling
     Member;

          (f) the Escrow Agreement in the form of Exhibit C, executed by the Designated Company Agent and Sellers;

          (g) a legal opinion of Fulbright & Jaworski L.L.P., as counsel to the Company, dated as of the Closing Date, in the form of Exhibit I and a legal opinion of counsel to each Selling Member, dated as of the Closing Date, in the form of Exhibit J;

          (h) written resignations of all managers and officers of the Company, effective as of the Closing Date, except for the managers of the Company appointed by NBC; and

          (i) certificates representing each Selling Member's Ownership Interest, if any, for cancellation.

     6.7 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Transaction will have been issued by any court of competent jurisdiction and remain in effect, and there will not be any Legal Requirement enacted or deemed applicable to the Transaction that makes consummation of the Transaction illegal. All filings, if any, required under the HSR Act shall have been made, and all applicable waiting periods under the HSR Act shall have expired with no adverse action having been taken by any applicable Governmental Authority, or such waiting periods shall have been earlier terminated by the applicable Governmental Authority pursuant to the HSR Act.

     6.8 No Claims or Legal Proceedings. No Person will have filed any claims or commenced or threatened in writing to commence any Legal Proceeding that may materially and adversely affect the consummation of the Transaction or the financial condition, business or operations of the Company.

     6.9 Securities Compliance. Each Selling Member shall have completed, executed and delivered a Member Certification in substantially the form attached as Exhibit D hereto. Each shareholder of GD shall have completed, executed and delivered a Shareholder Certification in substantially the form attached as Exhibit H hereto. Each shareholder of GD that is not an "accredited investor" shall have appointed a "purchaser representative" in connection with the Transaction and the acquisition of Parent Common Stock immediately after the Closing of the Transaction.

SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND SELLERS

     The obligations of the Company and Sellers to effect the Transaction and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:

     7.1 Accuracy of Representations. All of the representations and warranties made by Parent in this Agreement (considered collectively), and each of such representations and warranties (considered individually), will have been accurate in all material respects as of the date of this Agreement (except that all representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall have been accurate, subject to such qualifiers, in all respects), and will be accurate in all material respects as of the Scheduled Closing Time as if made at the Scheduled Closing Time.

     7.2 Performance of Covenants. All of the covenants and obligations that Parent is required to comply with or to perform at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), will have been complied with and performed in all material respects.

     7.3  Documents. The Sellers will have received the following documents:

          (a) a legal opinion of Cooley Godward llp, dated as of the Closing Date, in the form of Exhibit K; and

          (b) a certificate executed by Parent's Chief Financial Officer certifying that (1) each of the representations and warranties set forth in
     Section 3 is accurate in all material respects as of the Closing Date as if made on the Closing Date, (2) that the conditions set forth in Sections 7.1, 7.2, 7.4 and 7.5 and, to his actual knowledge, Section 7.6, have been duly satisfied (the "Parent Closing Certificate") and (3) all board and stockholder action of Parent necessary in connection with the issuance of the Parent Common Stock hereunder has been duly and validly taken.

     7.4 Listing. Parent will have filed with Nasdaq a notification form for listing of additional shares on the Nasdaq National Market for the shares of Parent Common Stock to be issued in the Transaction (subject to notice of issuance).

     7.5 Investor Rights Agreement. Parent shall have complied with the requirements of Section 5.8.

     7.6 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Transaction will have been issued by any court of competent jurisdiction and remain in effect, and there will not be any Legal Requirement enacted or deemed applicable to the Transaction that makes consummation of the Transaction illegal. All filings, if any, required under the HSR Act shall have been made, and all applicable waiting periods under the HSR Act shall have expired with no adverse action having been taken by any applicable Governmental Authority, or such waiting periods shall have been earlier terminated by the applicable Governmental Authority pursuant to the HSR Act.

     7.7 Distribution of Cash. Notwithstanding anything to the contrary herein, the Company shall have distributed to the Members, immediately prior to the Closing Date, the cash, if any, in the Company that is in excess of the sum of the following items of the Company: (a) any cash that is deferred revenue under GAAP as of such distribution date, (b) outstanding liabilities, commitments and other obligations, including invoices and off-balance sheet obligations, that are past due by more than 30 days, except for good faith disputes; and (c) the Third Party Expenses (as identified in Section 10.3) incurred that are unpaid at Closing. The parties hereto agree that, within fifteen (15) business days of the anticipated Closing Date, and no later than July 10, 2000 (unless otherwise agreed), Parent, on the one hand, and the Selling Members, on the other hand, will agree on the amount of the Company's liabilities, commitments and other obligations described in clause (c) above as of such date (the "Liability Amount") and, for purposes of the distribution of cash to the Members pursuant to this Section 7.7, the Company may only distribute to the Members the cash in the Company in excess of such Liability Amount. Nothing in this Section 7.7 shall be interpreted to require any Selling Member to contribute any amounts to the Company.

SECTION 8. TERMINATION

     8.1  Termination Events. This Agreement may be terminated prior to the
Closing:

          (a) by Parent if it has not breached this Agreement and Parent reasonably determines that the timely satisfaction of any condition set forth in Section 6 has become impossible (other than as a result of any failure on the part of Parent to comply with or perform any covenant or obligation of Parent set forth in this Agreement);

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

          (b) by a majority in interest of the Sellers if they have not breached this Agreement and they reasonably determine that the timely satisfaction of any condition set forth in Section 7 has become impossible (other than as a result of any failure on the part of the Company and the Sellers to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Parent or its Representatives);

          (c) by Parent if the Closing has not taken place on or before July 31, 2000 (other than as a result of any failure on the part of Parent to comply with or perform any covenant or obligation of Parent set forth in this Agreement); provided, however, that such date shall be extended to August 31, 2000 in the event any of the following "Justified Delays" occur: (a) Parent's proxy statement to its stockholders in compliance with Section
     5.10 hereof is reviewed by the SEC and the SEC has not completed its review in time to enable Parent to reasonably complete the stockholder solicitation and meeting by July 31, 2000; (b) any filing under the HSR Act is required and made and the Federal Trade Commission has not issued an order clearing the Transaction under the HSR Act in time to enable a July 31, 2000 closing; or (c) Parent and/or its Representatives reasonably determine that Parent's disclosure obligations under applicable federal and state securities laws, as a result of proposed transactions involving any Member or their affiliates that is consummated prior to July 15, 2000, require either (i) a delay in distributing proxy statements to Parent's stockholders in compliance with Section 5.10 hereof, (ii) an update to a proxy statement already distributed to Parent's stockholders or already filed with the SEC in compliance with Section 5.10 hereof, or (iii) a delay in the meeting of Parent's stockholders at which the Transaction would be approved.

          (d) by a majority in interest of the Sellers if the Closing has not taken place on or before July 31, 2000 (other than as a result of the failure on the part of the Company and Sellers to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Parent or its Representatives); provided, however, that such date shall be extended to August 31, 2000 in the event any Justified Delay occurs; or

          (e) by the mutual consent of Parent, the Company and a majority in interest of the Sellers.

     8.2 Termination Procedures. If Parent wishes to terminate this Agreement pursuant to Section 8.1(a) or Section 8.1(c), Parent will deliver to the Company and Sellers a written notice stating that Parent is terminating this Agreement and setting forth a brief description of the basis on which Parent is terminating this Agreement. If the Company and a majority in interest of the Sellers wish to terminate this Agreement pursuant to Section 8.1(b) or Section 8.1(d), the Company and such Sellers will deliver to Parent a written notice stating that the Company and Sellers are terminating this Agreement and setting forth a brief description of the basis on which the Company and Sellers are terminating this Agreement.

     8.3 Special Termination Rights. If the Selling Members have not received from NBC, on or prior to June 22, 2000, a written notice stating that NBC has executed with Parent an Amended and Restated Operating Agreement for the Company, in form and substance reasonably acceptable to NBC, then at any time after June 22, 2000 and prior to receipt by the Selling Members of such notice, MediaOne, GD and the Site Operator may notify Parent (in a written notice executed by all of such parties) of their intent to terminate this Agreement, in which case this Agreement shall terminate at 5:00 p.m. Central time on the fifth day (which may be extended by the unanimous agreement of MediaOne, GD and the Site Operator) after delivery of such notice to Parent (the "Termination Time"), unless prior to the Termination Time the Selling Members have received the notice from NBC described above.

     8.4  Effect of Termination. If this Agreement is terminated pursuant to
Section 8.1 or 8.3, all further obligations of the parties under this Agreement will terminate; provided, however, that: (a) neither the Company nor Parent nor Sellers will be relieved of any obligation or liability arising from any prior breach by such party of any provision of this Agreement; (b) the parties will, in all events, remain bound by and continue to be subject to the provisions set forth in Section 10; and (c) the parties will, in all events, remain bound by and continue to be subject to Section 5.3.

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SECTION 9. INDEMNIFICATION, ETC.

     9.1  Survival of Representations, Etc.

     (a) The representations and warranties made by the Company and Sellers, on the one hand, and Parent, on the other hand, will survive the Closing and will expire on the one year anniversary of the Closing Date (the "Survival Expiration Date"); provided, however, that if, at any time on or prior to, but not after, the Survival Expiration Date, any Parent Indemnitee delivers to the Designated Company Agent (as defined in Section 10.1) or any Selling Member Indemnitee delivers to Parent a written notice alleging the existence of an inaccuracy in or a breach of any of the representations and warranties made by the Company or Sellers or Parent, respectively (and setting forth in reasonable detail the basis for the belief that such an inaccuracy or breach may exist) and asserting a claim for recovery under this Section 9 based on such alleged inaccuracy or breach, then the claim asserted in such notice will survive the Survival Expiration Date until such time as such claim is fully and finally resolved.

     (b) It is agreed by the parties that any Disclosure Schedule update made prior to the Closing will be deemed to supplement or amend the Disclosure Schedule for all purposes under this Agreement (other than determining the satisfaction of the conditions to Closing set forth in Section 6), including for purposes of determining the accuracy as of the date of this Agreement of any of the representations and warranties made by the Company and Sellers or Parent, as the case may be, in this Agreement. In addition and not by way of limitation, notwithstanding anything to the contrary in this Agreement or in the documents contemplated to be executed in connection herewith or in any Disclosure Schedule, if a party proceeds with Closing and at such time actually knows that a Disclosure Schedule or a representation or warranty or Closing document is incorrect or untrue, or a covenant herein has not been complied with, then such party shall not be entitled to any form of relief or indemnification or damages for the misrepresentation, noncompliance or breach of which it had actual knowledge at or prior to the time of Closing.

     9.2  Indemnification by each Selling Member.

     (a) Subject to the limitations on liability set forth in this Agreement and in the Escrow Agreement, from and after the Closing Date (but subject to Section 9.1(a)), each Selling Member, severally and not jointly, shall defend, indemnify, protect and hold harmless each of the Parent Indemnitees from and against, and will compensate and reimburse each of the Parent Indemnitees for any losses, damages, liabilities, claims, judgments, settlements, fines, costs and expenses (including reasonable attorney's fees) ("Damages") to the extent such Damages are directly or indirectly suffered or incurred by the Parent Indemnitees (regardless of whether or not such Damages relate to any third-party claim) and to the extent such Damages arise directly or indirectly from or as a result of, any inaccuracy in or breach of any representation or warranty set forth in Section 2.1 by such Selling Member or of the applicable Selling Member Closing Certificate and any Legal Proceeding relating to any such inaccuracy or breach (including any Legal Proceeding commenced by the Parent Indemnitees for the purpose of enforcing any of its rights under this Section 9). As against the Selling Members, indemnification pursuant to this Section 9.2 shall be the exclusive remedy available to the Parent Indemnitees for Damages of the type referred to in the foregoing sentence, provided however that such limitation shall not apply as against a Selling Member in the event of fraud, willful misstatements or willful omissions of such Selling Member or any of its Representatives.

     9.3 Indemnification by Parent. From and after the Closing Date (but subject to Section 9.1(a), Parent shall defend, indemnify, protect and hold harmless each Selling Member Indemnitee from and against, and will compensate and reimburse each Selling Member Indemnitee for Damages which are directly or indirectly suffered or incurred by any Selling Member Indemnitee (regardless of whether or not such Damages relate to any third-party claim) and which arise directly from or as a result of, any inaccuracy in or breach of any representation or warranty set forth in Section 3 by Parent or of Parent's Closing Certificate and any Legal Proceeding relating to any such inaccuracy or breach (including any Legal Proceeding commenced for the purpose of enforcing any rights under this Section 9).

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

     9.4 Indemnification by the Company and Sellers.

     (a) Subject to the limitations on liability set forth in this Agreement and in the Escrow Agreement, from and after the Closing Date (but subject to Section 9.1(a)), the Selling Members (by reason of their approval of the Transaction and each such Selling Member's acceptance of the consideration provided for in
Section 1.3 of this Agreement), shall defend, indemnify, protect and hold harmless each of Parent Indemnitees from and against, and will compensate and reimburse each of Parent Indemnitees for any Damages to the extent such Damages are directly or indirectly suffered or incurred by any of Parent Indemnitees (regardless of whether or not such Damages relate to any third-party claim) and which arise directly or indirectly from, or as a result of: (i) any inaccuracy in or breach of any representation or warranty set forth in Section 2 (other than Section 2.1) or in the Selling Members' Closing Certificate (other than with respect to Section 2.1); (ii) any breach of any covenant or obligation of the Company and Sellers under this Agreement (including the covenants set forth in Section 1.7 and Sections 4 and 5); (iii) any claim by any individual or entity of a membership interest or other security in the Company or in connection with any agreement between the Company and any holder of a membership interest or other security in the Company (other than the matters contemplated by this Agreement or disclosed in the Disclosure Schedule); provided, however, that any claim under this subsection (iii) relating to the Non-Selling Member's membership interest shall be resolved between Parent and the Non-Selling Member and any claim relating to a specific Selling Member shall be resolved between Parent and such Selling Member pursuant to Section 9.2 hereof, and such claims shall not be covered by this Section 9.4(a)(iii); or (iv) any Legal Proceeding relating to any inaccuracy or breach of the type referred to in clause "(i)," "(ii)" or "(iii)" above (including any Legal Proceeding commenced by Parent Indemnitees for the purpose of enforcing any of its rights under this Section
9). As against the Company and the Sellers, indemnification pursuant to this
Section 9.4, subject to the limitations on liability set forth in this Agreement and in the Escrow Agreement, shall be the exclusive remedy available to Parent Indemnitees pursuant to this Agreement, provided however that such limitation shall not apply in the event of fraud of the Company, Sellers or any of their Representatives.

     9.5 Threshold. Notwithstanding any other provisions of this Agreement, Parent Indemnitees and Selling Member Indemnities shall be entitled to indemnification only if the aggregate Damages that have been directly or indirectly suffered or incurred by any one or more of such Indemnitees exceeds Two Hundred Fifty Thousand Dollars ($250,000) (the "Threshold Amount"), provided that at such time as the amount to which such Indemnitees are entitled to be indemnified exceeds the Threshold Amount, such Indemnitees shall be entitled to be indemnified up to the full Damages including the Threshold Amount, subject to the limitations on liability set forth in this Agreement and the Escrow Agreement. The Threshold Amount shall not apply to any Damages arising out of fraud of the Company, Sellers, Parent or any of their Representatives or any claim under Section 9.2 and 9.4(a)(iii).

     9.6 No Contribution. The Company and Sellers waive, acknowledge and agree that they will not have and will not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against the Company after the Closing in connection with any indemnification obligation or any other liability to which the Company and Sellers may become subject under or in connection with this Agreement or the Company Closing Certificate.

     9.7 Defense of Third-Party Claims. In the event of the assertion or commencement by any Person of any claim or Legal Proceeding (whether against the Company, against Parent or against any other Person) with respect to which an indemnifying party may become obligated to hold harmless, indemnify, compensate or reimburse any indemnified party pursuant to this Section 9, the indemnifying party(ies) will have the right, at its election, to proceed with the defense of such claim or Legal Proceeding with counsel of its own choosing. Such election must be made within thirty (30) days of the notice of claim or Legal Proceeding. If the indemnified party so proceeds with the defense of any such claim or Legal
Proceeding:

          (a) all reasonable expenses relating to the defense of such claim or Legal Proceeding will be indemnifiable under Section 9.2, Section 9.3 or
     Section 9.4(a)(iv);

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

          (b) the Designated Company Agent (defined below) or Parent, as applicable, will make available to the indemnified party any documents and materials in his possession or control that may be necessary to the defense of such claim or Legal Proceeding; and

          (c) the indemnified party will have the right to settle, adjust or compromise such claim or Legal Proceeding only to the extent any settlement, adjustment or compromise involves sums of money with the consent of the Designated Company Agent, pursuant to Section 10.1, or Parent, as applicable; provided, however, that such consent will not be unreasonably withheld.

Parent will give the Designated Company Agent prompt notice of the commencement of any such Legal Proceeding against Parent or the Company, and the Designated Company Agent will give Parent prompt notice of the commencement of any such Legal Proceeding against the Company or the Selling Members.

     9.8  Limitations on Liability.

     (a) The liability of the Selling Members pursuant to this Agreement, including, but not limited to, this Section 9, shall in the aggregate be limited as follows:

          (i) The liability of each Selling Member with respect to fraud or any breach by such Selling Member of the representations in Section 2.1 shall be limited in all respects to Parent's actual Damages resulting thereby, which may include, but is not limited to, any of the following: (a) the fair market value as of the Closing Date of the Parent Company Stock received by such Selling Member on the Closing Date pursuant to this Agreement (including any such shares subject to the Escrow Agreement), (b) the fair market value as of the enforcement of the remedy for such breach of the Parent Company Stock received by such Selling Member on the Closing Date pursuant to this Agreement (including any such shares subject to the Escrow Agreement), (c) the fair market value of the ownership interest in the Company claimed to be owned by a third party on the Closing Date or (d) the fair market value of the ownership interest in the Company claimed to be owned by a third party as of the enforcement of the remedy for such breach.

          (ii) The sole remedy of Parent and Parent Indemnitees for, and the liability of the Company and the Selling Members for, all other matters under or related to this Agreement or any other agreement or document related hereto, including, but not limited to, breaches of representations and warranties (other than those set forth in Section 2.1) and covenants under this Agreement or the Company Closing Certificate or any Selling Member Closing Certificate shall be limited to the right of Parent to exercise its rights under the Escrow Agreement (subject to the dollar limits set forth in the Escrow Agreement).

     (b) The liability of Parent pursuant to this Agreement, including, but not limited to, this Section 9, with respect to any breach by Parent of the representations in Section 3 shall be limited in all respects to the higher of
(a) the fair market value as of the Closing Date of the Parent Company Stock issued by Parent on the Closing Date pursuant to this Agreement (including any such shares subject to the Escrow Agreement) and (b) the fair market value as of the enforcement of the remedy for such breach of the Parent Company Stock issued by Parent on the Closing Date pursuant to this Agreement (including any such shares subject to the Escrow Agreement); provided, however, that no limitation on liability set forth in this Section 9.8(b) shall apply in the event of fraud.

     9.9 Tax Contests. The Selling Members (and Non-Selling Member, as applicable) shall have the sole right to conduct any tax audit or other tax contest relating to tax returns of the Company for tax periods involving periods ending on or prior to the Closing Date.

     9.10 Exercise of Remedies by Parent Indemnitees Other than Parent. No Parent Indemnitee (other than Parent or any successor thereto or assign thereof) will be permitted to assert any indemnification claim or exercise any other remedy under this Agreement unless Parent (or any successor thereto or assign thereof) will have consented to the assertion of such indemnification claim or the exercise of such other remedy.

SECTION 10. MISCELLANEOUS PROVISIONS

     10.1  Designated Agent.

     (a) The Company and Sellers (by reason of the approval of the Transaction by the Sellers and the acceptance of the consideration provided for in Section
1.3 of this Agreement), hereby irrevocably appoint Danny Mills as their agent for purposes of Section 9 (other than Section 9.2) (the "Designated Company Agent"), and Danny Mills hereby accepts its appointment as the Designated Company Agent.

     (b) Sellers authorize the Designated Company Agent to act as their duly constituted attorney-in-fact in connection with the Escrow Agreement. Sellers acknowledge and agree that, except as otherwise provided in this Agreement and the Escrow Agreement, any decision, act, consent or instruction of the Designated Company Agent with respect to the Escrow Agreement shall constitute a decision, act, consent or instruction of the Sellers with respect to the Escrow Agreement and shall be final, binding and conclusive on the Sellers. Parent will be entitled to deal exclusively with the Designated Company Agent on all matters relating to Section 9 (other than Section 9.2), and will be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of the Company and the Sellers by the Designated Company Agent, and on any other action taken or purported to be taken on behalf of the Company and the Sellers by the Designated Company Agent, as fully binding upon the Company.

     (c) Sellers agree to indemnify and hold harmless the Designated Company Agent against and in respect of any Damages incurred by the Designated Company Agent in respect of, as a result of, or in connection with the performance of its duties hereunder or under the Escrow Agreement and any related agreements or documents referenced herein or therein in good faith and without gross negligence or willful misconduct.

     (d) If the person acting as the representative of the Designated Company Agent should die, become disabled or otherwise be unable to fulfill his responsibilities as agent of the Company and Sellers, then a majority in interest of the Sellers shall appoint a new representative to carry out the role as the Designated Company Agent, and will promptly notify Parent of the identity of such successor. Any such successor will become the "Designated Company Agent" for purposes of Section 9 and this Section 10.1. Notwithstanding the foregoing, the Designated Company Agent has no authority to bind a Selling Member in connection with any matters relating to Section 9.2.

     10.2 Further Assurances. Each party hereto will execute and cause to be delivered to each other party hereto such instruments and other documents, and will take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

     10.3 Fees and Expenses. Each party to this Agreement will bear and pay all fees, costs and expenses (including legal, accounting, financial advisory and consulting fees) that have been incurred or that are incurred by such party in connection with the transactions contemplated by this Agreement, including all fees, costs and expenses incurred by such party in connection with or by virtue of (a) the investigation and review conducted by Parent and its Representatives with respect to the Company's business (and the furnishing of information to Parent and its Representatives in connection with such investigation and review), (b) the negotiation, preparation and review of this Agreement (including the Disclosure Schedule) and all agreements, certificates, opinions and other instruments and documents delivered or to be delivered in connection with the transactions contemplated by this Agreement, (c) the preparation and submission of any filing or notice required to be made or given in connection with any of the transactions contemplated by this Agreement, and the obtaining of any Consent required to be obtained in connection with any of such transactions, and (d) the consummation of the Transaction (collectively, the "Third Party Expenses"). Notwithstanding the foregoing, if the Transaction is consummated, the Selling Members will assume, on a pro rata basis, the Third Party Expenses incurred by the Company, which Third Party Expenses of the Selling Members and the Company can be paid by the Company at or prior to the Closing (with the Selling Members' Third Party Expenses being paid from funds that would otherwise be distributable to them by the Company).

     10.4 Attorneys' Fees. If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party will be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     10.5 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement will be in writing and will be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party will have specified in a written notice given to the other parties hereto):

          IF TO PARENT:

        Quokka Sports, Inc.
        525 Brannan Street
        San Francisco, CA 94107
        Fax: (415) 908-4069
        Attention: General Counsel

        With a copy to:

        Cooley Godward LLP
        One Maritime Plaza, 20th Floor
        San Francisco, CA 94111
        Fax: (415) 951-3699
        Attention: Kenneth L. Guernsey, Esq.

        IF TO THE COMPANY:

        Golf.com, L.L.C.
        133 Fayetteville Street Mall, 6th Floor
        Raleigh, North Carolina 27601
        Attention: Chief Executive Officer

        With a copy to:

        Fulbright & Jaworski L.L.P.
        2200 Ross Avenue, 28th Floor
        Dallas, Texas 75201
        Fax: 214-855-8200
        Attention: Kenneth L. Stewart, Esq.

        IF TO THE SELLING MEMBERS:

        GolfData Corporation
        4639 N. 20th Place
        Arlington, Virginia 22207
        Attn: Alex Miceli

        With a copy to:

        Satex Investment Partners
        10010 San Pedro, Suite 360
        San Antonio, Texas 78216
        Attn: Danny Mills

Media One Interactive Services, Inc.
9000 E. Nichols Avenue, Suite 100
        Englewood, Colorado 80112
        Attn: Director of Finance
        Fax: (303) 705-5163
        With a copy to:

        Media One Group, Inc.
        188 Inverness Drive
        Englewood, Colorado 80112
        Attn: General Counsel

        The New York Times Magazine Group, Inc.
        5520 Park Avenue
        Trumbull, Connecticut
        Attn: Robert Carney
        Fax: (203) 373-7170

        With a copy to:

        The New York Times Company
        229 West 43rd Street
        New York, New York 10036
        Attn: Secretary
        Fax: (212) 556-4634

        Total Sports Inc.
        133 Fayetteville Street Mall, 6th Floor
        Raleigh, North Carolina 27601
        Attn: Frank Daniels, III
        Fax: (919) 755-8080

        With a copy to:

        J. Christopher Lynch
        Wyrick Robbins Yates & Ponton LLP
        4101 Lake Boone Trail, Suite 300
        Raleigh, North Carolina 27607
        Fax: (919) 778-4865

        Otto Candies
        P.O. Box 25
        Highway 90
        Des Allemands, Louisiana 70030
        Attn: Paul Candies
        Fax: 504-469-7740

        IF TO THE NON-SELLING MEMBER:

        NBC -- Golf.com Holding, Inc.
        30 Rockefeller Plaza
        New York, New York 10012
        Attn: Edmond Sanctis
        Fax: (212) 245-4622

     10.6 Confidentiality. Without limiting the generality of anything contained in Section 5.4, on and at all times after the Closing Date, each party hereto will keep confidential, and will not use or disclose to any other Person, any non-public document or other non-public information in such party's possession that relates to the business of the Company or Parent. Information will not be considered confidential if (a) the information was in the public domain at the time it was communicated to the recipient or its Representatives, (b) the information entered the public domain after it was communicated to the recipient or its Representatives, through no fault of the recipient or its Representatives, (c) the information was in the recipient's or its Representative's possession, free of any obligation of confidence, at the time it was communicated to the recipient or its Representatives, (d) the information was rightfully communicated to the recipient or its Representatives by a third party, free of any obligation of confidence, subsequent to the time it was communicated to the recipient or its Representatives, (e) the information was independently developed by recipient or its Representatives or (f) the information is required to be disclosed pursuant to a court order or pursuant to legal, regulatory or similar process.

     10.7  Time of the Essence. Time is of the essence of this Agreement.

     10.8 Headings. The headings contained in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement and will not be referred to in connection with the construction or interpretation of this Agreement.

     10.9 Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

     10.10 Governing Law. This Agreement will be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of choice of law or conflict of laws).

     10.11 Successors and Assigns. This Agreement will be binding upon: the Company and its successors and assigns (if any); and Parent and its successors and assigns (if any). This Agreement will inure to the benefit of: the Company, the Sellers, Parent, the other Parent Indemnitees and Selling Member Indemnitees; and the respective successors and assigns (if any) of the foregoing. After Closing, Parent may freely assign any or all of its rights under this Agreement (including its indemnification rights under Section 9), in whole or in part, to any successor to Parent's business without obtaining the consent or approval of any other party hereto or of any other Person.

     10.12  Remedies Cumulative; Specific Performance. Except as set forth in
Section 9, the rights and remedies of the parties hereto will be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party will be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

     10.13  No Waiver.

     (a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

     (b) No Person will be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

     10.14 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

     10.15 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, will be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, will not be impaired or otherwise affected and will continue to be valid and enforceable to the fullest extent permitted by law.

     10.16 Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns (if any).

     10.17 Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof; provided, however, that the confidentiality letter agreement executed on behalf of Parent and the Company effective as of April 3, 2000 will not be superseded by this Agreement and will remain in effect in accordance with its terms until the earlier of (a) the Closing Date, or (b) the date on which such Mutual Non-Disclosure Agreement is terminated in accordance with its terms.

     10.18  Construction.

     (a) For purposes of this Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include the masculine and feminine genders.

     (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement.

     (c) As used in this Agreement, the words "include" and "including," and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words "without limitation."

     (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

                     [Signature Page Follows on Next Page]

     The parties hereto have caused this PURCHASE AGREEMENT AND PLAN OF
REORGANIZATION to be executed and delivered as of June   , 2000.

                                   PARENT:

                                   QUOKKA SPORTS, INC.,
                                   a Delaware corporation

                                   Signature:

                                   Printed Name:

                                   Title:

                                   THE COMPANY:

                                   GOLF.COM, L.L.C.,
                                   a Delaware limited liability company

                                   Signature:
                                                      Alex Miceli
                                                       President

                                   SELLERS:

                                   GOLFDATA CORPORATION,
                                   a Texas corporation

                                   Signature:

                                   Printed Name:

                                   Title:

                                   THE NEW YORK TIMES COMPANY
                                   MAGAZINE GROUP, INC.,
                                   a Delaware corporation

                                   Signature:

                                   Printed Name:

                                   Title:

                                   MEDIA ONE INTERACTIVE SERVICES, INC.,
                                   a Colorado corporation

                                   Signature:

                                   Printed Name:

                                   Title:

                                   TOTAL SPORTS INC.,
                                   a Delaware corporation

                                   Signature:

                                   Printed Name:

                                   Title:

                                   OTTO CANDIES, INC.

                                   Signature:

                                   Printed Name:

                                   Title:

     The undersigned NBC -- Golf.com Holding, Inc., a Delaware corporation and successor-in-interest to NBC Multimedia, Inc., a Delaware corporation ("NBC") has executed this Agreement in the space provided below to (i) subject to the conditions set forth below, hereby approve and consent to the purchase and other acquisition by Purchaser of the Ownership Interests of the Selling Members as contemplated by this Agreement, and the withdrawal of the Selling Members as members of the Company and the substitution therefor and admission of Purchaser as a member of the Company and (ii) make the representations, warranties and covenants set forth below.

     The approval and consent of NBC set forth in clause (i) above is conditioned on, and will not be effective unless, an Amended and Restated Operating Agreement for the Company, in form and substance reasonably acceptable to NBC, is executed by and between NBC and Parent.

     NBC hereby represents and warrants to the Selling Members that it in good faith believes that it has already reached agreement in substance with Parent regarding the material terms of the Amended and Restated Operating Agreement. NBC covenants and agrees with the Selling Members that: (i) it will negotiate in good faith with Parent to complete and execute an Amended and Restated Operating Agreement, in form and substance reasonably acceptable to NBC, on or prior to June 22, 2000, and (ii) will promptly notify the Selling Members in writing if and when such agreement is executed, in which case the delivery of such notice by NBC shall be conclusive evidence that the condition to NBC's approval and consent set forth above has been satisfied and that the approval and consent is valid and binding on NBC.

     NBC hereby acknowledges that it has received good and valuable consideration for its consent, representations, warranties and covenants set forth above, and that the Selling Members are relying on the consent, representations, warranties and covenants set forth above in entering into this Agreement and the documents contemplated hereby or to be executed in connection herewith.

                                   NBC -- GOLF.COM HOLDING, INC.,
                                   a Delaware corporation and
                                   successor-in-interest to NBC
                                   Multimedia, Inc., a Delaware
                                   corporation

                                   Signature:

                                   Printed Name:

                                   Title:

     The undersigned, Danny Mills, has executed this Agreement in the space provided below for the purposes of Section 10.1 of the Agreement.

                                   DESIGNATED COMPANY AGENT:

                                   Signature:
                                   Danny Mills

                                AMENDMENT TO THE
                 PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

     THIS AMENDMENT TO THE PURCHASE AGREEMENT AND PLAN OF REORGANIZATION (the "Amendment") is entered into to be effective as of the 31st day of July, 2000, by and among Quokka Sports, Inc., a Delaware corporation ("Parent"); Golf.com, L.L.C., a Delaware limited liability company (the "Company"), and each of the following members of the Company: Total Sports Inc., a Delaware corporation, GolfData Corporation, a Texas corporation, The New York Times Company Magazine Group, Inc., a Delaware corporation, Otto Candies L.L.C., and Media One Interactive Services, Inc., a Colorado corporation (each, a "Selling Member" and collectively, the "Sellers" or "Selling Members") pursuant to that certain Purchase Agreement and Plan of Reorganization dated June 8, 1999 (the "Agreement"), by and among Parent, the Company, and the Selling Members.

     WHEREAS, Section 10.4 of the Agreement provides that the Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties thereto; and

     WHEREAS, the parties wish to amend the Agreement and its exhibits to correct a clerical error made at the time of the execution of the Agreement, whereby the selling entity under the Agreement should have been Otto Candies L.L.C. rather than Otto Candies Inc., as Otto Candies, L.L.C. is successor in interest to Otto Candies, Inc. by a merger effective midnight, December 31, 1998;

     NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree:

 1. AMENDMENT

     A. That Otto Candies L.L.C. be substituted for Otto Candies Inc. as a party to the Agreement and the exhibits thereto and that all references to Otto Candies Inc. in the Agreement and the exhibits thereto be changed to Otto Candies L.L.C.; and

     B. That the termination date of the Agreement be changed to September 30, 2000 and the extended termination date of the Agreement in the event of a Justified Delay be changed to October 31, 2000, such that Subsections 8.1(c) and
(d) are amended in their entirety to read as follows:

          (c) by Parent if the Closing has not taken place on or before September 30, 2000 (other than as a result of any failure on the part of Parent to comply with or perform any covenant or obligation of Parent set forth in this Agreement); provided, however, that such date shall be extended to October 31, 2000 in the event any of the following "Justified Delays" occur: (i) Parent's proxy statement to its stockholders in compliance with Section 5.10 hereof is reviewed by the SEC and the SEC has not completed its review in time to enable Parent to reasonably complete the stockholder solicitation and meeting by September 30, 2000; or (ii) any filing under the HSR Act is required and made and the Federal Trade Commission has not issued an order clearing the Transaction under the HSR Act in time to enable a September 30, 2000 closing;

          (d) by a majority in interest of the Sellers if the Closing has not taken place on or before September 30, 2000 (other than as a result of the failure on the part of the Company and Sellers to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Parent or its Representatives); provided, however, that such date shall be extended to October 31, 2000 in the event any Justified Delay occurs.

 2. MISCELLANEOUS

     A. Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Delaware.

     B. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which, together, shall constitute one and the same instrument.

     C. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     D. Titles and Subtitles. The titles and subtitles used in this Amendment are for convenience only and are not to be considered in construing or interpreting this Amendment.

                            [Signature Pages Follow]

     The foregoing AMENDMENT TO THE PURCHASE AGREEMENT AND PLAN OF REORGANIZATION is hereby executed and consented to effective as of the date first above written.

                                          PARENT:

                                          QUOKKA SPORTS, INC.,
                                          a Delaware corporation

                                          Signature:

                                          Printed Name:

                                          Title:

                                          THE COMPANY:

                                          GOLF.COM, L.L.C.,
                                          a Delaware limited liability company

                                          Signature:
                                               Alex Miceli
                                               President

                                          SELLERS:

                                          GOLFDATA CORPORATION,
                                          a Texas corporation

                                          Signature:

                                          Printed Name:

                                          Title:

                                          THE NEW YORK TIMES COMPANY
                                          MAGAZINE GROUP, INC.,
                                          a Delaware corporation

                                          Signature:

                                          Printed Name:

                                          Title:

                                          MEDIA ONE INTERACTIVE SERVICES, INC.,
                                          a Colorado corporation

                                          Signature:

                                          Printed Name:

                                          Title:

                                          TOTAL SPORTS INC.,
                                          a Delaware corporation

                                          Signature:

                                          Printed Name:

                                          Title:

                                          OTTO CANDIES, L.L.C., AS SUCCESSOR IN
                                          INTEREST TO OTTO CANDIES, INC.

                                          Signature:

                                          Printed Name:

                                          Title:

                                   EXHIBIT A

                              CERTAIN DEFINITIONS

     For purposes of the Agreement (including this Exhibit A):

     Acquisition Transaction. "Acquisition Transaction" will mean any transaction involving:

          (a) the sale, license, disposition or acquisition of all or substantially all of the Company's business or assets;

          (b) the issuance, disposition or acquisition of (i) any membership interest or other security of the Company, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any membership interest or other security of the Company, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any membership interest or other security of the Company; or

          (c) any merger, consolidation, business combination, reorganization or similar transaction involving the Company.

     Agreement. "Agreement" will mean the Purchase Agreement and Plan of Reorganization to which this Exhibit A is attached (including the Disclosure Schedule), as it may be amended from time to time.

     Company Contract. "Company Contract" will mean any current Contract: (a) to which the Company is a party; or (b) by which the Company or any of its assets is bound or under which the Company has any obligation.

     Company Proprietary Asset. "Company Proprietary Asset" will mean any Proprietary Asset owned by the Company.

     Consent. "Consent" will mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

     Contract. "Contract" will mean any written, oral or other agreement, contract, subcontract, lease, instrument, note, warranty, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

     Damages. "Damages" will include any loss, damage, injury, liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including reasonable attorneys' fees), charge, cost (including costs of investigation) or expense of any nature, but specifically excluding any consequential damages or loss of profits.

     Disclosure Schedule. "Disclosure Schedule" will mean the schedule (dated as of the date of the Agreement) delivered to Parent or its Representatives on behalf of the Company.

     Encumbrance. "Encumbrance" will mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, right of first refusal, preemptive right, community property interest or similar restriction (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset).

     Entity. "Entity" will mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

     Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Governmental Authorization. "Governmental Authorization" will mean any permit, license, certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     Governmental Body. "Governmental Body" will mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

     Indemnitees. "Indemnitees" will mean the Parent Indemnitees and/or Selling Member Indemnitees, as the context requires.

     Knowledge. "Knowledge", with respect to the Selling Members under Section
2.1 of this Agreement, means the actual knowledge of any present member of the senior management of such Selling Member. "Knowledge", with respect to the Selling Members and/or the Company for all other matters, means the actual knowledge of any present member of the board of managers of the Company (other than the members appointed by NBC: Lauren Donovan and Kevin Monaghan), any present officer and employee of the Company (other than David Shedloski), present senior management of Site Operator and present www.golf.com site editors of Site Operator. With respect to Parent, "Knowledge" means the actual knowledge of senior management of Parent.

     Legal Proceeding. "Legal Proceeding" will mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

     Legal Requirement. "Legal Requirement" will mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

     Material Adverse Effect. A violation or other matter will be deemed to have a "Material Adverse Effect" on the Company if such violation or other matter would have a material adverse effect on the Company's business, condition, assets, liabilities, operations, financial performance or prospects, but "Material Adverse Effect" shall not include any adverse effects of general economic conditions or industry trends.

     Parent Indemnitees. "Parent Indemnitees" will mean the following Persons:
(a) Parent; (b) Parent's current and future affiliates (including, after the Closing Date, the Company); (c) the respective Representatives of the Persons referred to in clauses "(a)" and "(b)" above; and (d) the respective successors and assigns of the Persons referred to in clauses "(a)", "(b)" and "(c)" above; provided, however, that the Selling Members immediately prior to the Closing Date will not be deemed to be "Parent Indemnitees."

     Person. "Person" will mean any individual, Entity or Governmental Body.

     Proprietary Asset. "Proprietary Asset" will mean any: (a) registered patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right, domain name or other intellectual property right or intangible asset, including, but not limited to, the domain name www.golf.com; or (b) right to use or exploit any of the foregoing.

     Representatives. "Representatives" will mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

     SEC. "SEC" will mean the United States Securities and Exchange Commission.

     Securities Act. "Securities Act" will mean the Securities Act of 1933, as amended.

     Selling Member Indemnitee. "Selling Member Indemnitee" will mean the following persons: (a) any Selling Member; (b) any Selling Member's current and future affiliates; (c) the respective Representatives of

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

the Persons referred to in clauses "(a)" and "(b)" above; and (d) the respective successors and assigns of the Persons referred to in clauses "(a)", "(b)" and "(c)" above, including, in the case of GD, its shareholders.

     Tax. "Tax" will mean any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

     Tax Return. "Tax Return" will mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

                                   EXHIBIT B

                              OWNERSHIP INTERESTS

                                                              OWNERSHIP   PERCENTAGE                      PERCENTAGE
                                                              INTERESTS    OF TOTAL    SHARES OF PARENT    OF TOTAL
                                                               IN THE     OWNERSHIP      COMMON STOCK     SHARES TO
                                                               COMPANY    INTERESTS      TO BE ISSUED     BE ISSUED
                                                              ---------   ----------   ----------------   ----------
SELLING MEMBERS
GolfData Corporation........................................     48.5        29.57%       1,626,472          41.81%
Total Sports Inc............................................     41.0        25.00%       1,375,168          35.35%
Media One Interactive Services, Inc.........................     19.5        11.89%         653,934          16.81%
The New York Times Company Magazine Group, Inc..............      5.0         3.05%         167,665           4.31%
Otto Candies, Inc...........................................      2.0         1.22%          66,911           1.72%
                                                                -----       ------        ---------         ------
          Total Selling Member Units/Shares Issued..........    116.0        70.73%       3,890,150         100.00%
                                                                =====       ======        =========         ======
NON-SELLING MEMBERS
NBC -- Golf.com Holding, Inc., as successor-in-interest to
  NBC Multimedia, Inc. .....................................     48.0        29.27%             N/A            N/A
          Total Non-Selling Member Units....................     48.0        29.27%             N/A            N/A
          Totals............................................    164.0       100.00%

                                   EXHIBIT C

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("Agreement") is made and entered into as of
            , 2000 by and among: QUOKKA SPORTS, INC., a Delaware corporation ("Parent"), the members of GOLF.COM, L.L.C., a Delaware limited liability company (the "Company"), identified on Exhibit A hereto (the "Selling Members"), Danny Mills, as the designated company agent appointed pursuant to the Purchase Agreement ("Designated Company Agent"), and STATE STREET BANK AND TRUST COMPANY of California, N.A., a national banking association (the "Escrow Agent").

                                    RECITALS

     A. Parent, the Selling Members and the Company have entered into a Purchase Agreement and Plan of Reorganization dated as of June 8, 2000 (the "Purchase Agreement"), pursuant to which Parent will purchase or otherwise acquire from each Selling Member such Selling Member's Ownership Interest in the Company.

     B. The Purchase Agreement contemplates the establishment of an escrow arrangement to secure the indemnification and other obligations of the Company and Selling Members under the Purchase Agreement.

     C. Pursuant to Section 10.1 of the Purchase Agreement and Section 10 of this Agreement, the Selling Members have irrevocably appointed Danny Mills, as representative, to serve as Designated Company Agent for, among other things, all matters set forth in Section 9 of the Purchase Agreement (other than Section
9.2 thereof).

                                   AGREEMENT

     The parties, intending to be legally bound, agree as follows:

     1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Purchase Agreement, a copy of which is attached hereto.

     2. Escrow and Indemnification.

     (a) Shares and Stock Powers Placed in Escrow. On the Closing Date, which shall be set forth in a written notice by Parent and Designated Company Agent to Escrow Agent: (i) Parent shall issue and deliver to Escrow Agent certificates for shares of Parent Common Stock registered in the names of, and in the amounts with respect to, the Selling Members as set forth on Exhibit A hereto, evidencing the shares of Parent Common Stock to be held in escrow in accordance with this Agreement and containing the following legend: "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN ESCROW AGREEMENT, DATED AS OF
            , 2000, BY AND AMONG QUOKKA SPORTS, INC., CERTAIN MEMBERS OF GOLF.COM, L.L.C. IDENTIFIED THEREIN, A DESIGNATED COMPANY AGENT IDENTIFIED THEREIN AND STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A." (the "Escrow Legend") and (ii) each of the Selling Members shall deliver to Escrow Agent five original "assignments separate from certificate" ("Stock Powers") endorsed by each such Selling Member in blank with signatures guaranteed by a commercial bank or by a member of the New York Stock Exchange. The shares of Parent Common Stock being held in escrow pursuant to this Agreement (the "Escrow Shares") shall constitute an escrow fund (the "Escrow Fund") with respect to the indemnification obligations of the Company and the Selling Members under the Purchase Agreement. The Escrow Fund shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any Selling Member or of any party hereto. The Escrow Agent agrees to accept delivery of the Escrow Fund and Stock Powers and to hold the Escrow Fund and Stock Powers in an escrow account (the "Escrow Account"), subject to the terms and conditions of this Agreement.

     (b) Voting of Escrow Shares. The record owner of the Escrow Shares shall be entitled to exercise all voting rights with respect to such Escrow Shares.

     (c) Dividends, Etc. Parent and each of the Selling Members agree among themselves, for the benefit of Parent and the Escrow Agent, that any securities or other property distributable (whether by way of dividend, stock split or otherwise) in a tax-free transaction in respect of or in exchange for any Escrow Shares shall not be distributed to the record owners of such Escrow Shares, but rather shall be distributed to and held by the Escrow Agent in the Escrow Account. Ordinary cash dividends and any other taxable dividends, distributions or exchange proceeds will be paid by Parent directly to the Selling Members and not to the Escrow Agent. Unless and until the Escrow Agent shall actually receive such additional securities or other property, it may assume without inquiry that the Escrow Shares currently being held by it in the Escrow Account are all that the Escrow Agent is required to hold. At the time any Escrow Shares are required to be released from the Escrow Account to any Person pursuant to this Agreement, any securities or other property previously received by the Escrow Agent in respect of or in exchange for such Escrow Shares shall be released from the Escrow to such Person.

     (d) Transferability. The interests of the Selling Members in the Escrow Account and in the Escrow Shares shall not be assignable or transferable, other than by operation of law, or in connection with the liquidation of GolfData Corporation (in which case, the Escrow Shares registered in the name of GolfData Corporation shall remain Escrow Shares once distributed to GolfData Corporation's shareholders). No transfer of any of such interests by operation of law or in connection with the liquidation of GolfData Corporation shall be recognized or given effect until Parent and the Escrow Agent shall have received written notice of such transfer. Parent and Designated Company Agent shall deliver to the Escrow Agent a revised Exhibit A to reflect any change as a result of the distribution by GolfData Corporation of the Parent Common Stock it received pursuant to the Purchase Agreement to GolfData Corporation's shareholders.

     (e) Fractional Shares. No fractional shares of Parent Common Stock shall be retained in or released from the Escrow Account pursuant to this Agreement. In connection with any release of Escrow Shares from the Escrow Account, Parent and the Escrow Agent shall "round down" in order to avoid retaining any fractional share in the Escrow Account and in order to avoid releasing any fractional share from the Escrow Account. When shares are "rounded down", no cash-in-lieu payments need to be made.

     3. Administration of Escrow Account. Except as otherwise provided herein, with respect to any claim pursuant to Section 9 of the Purchase Agreement (other than Section 9.2 or Section 9.3), the Escrow Agent shall be entitled to rely on the instructions of the Designated Company Agent on behalf of the Selling Members and shall administer the Escrow Account as follows:

          (a) If any Parent Indemnitee has or claims to have incurred or suffered Damages for which it is or may be entitled to indemnification, compensation or reimbursement under Section 9.4 of the Purchase Agreement, such Parent Indemnitee may deliver a claim notice (a "Claim Notice") to the Designated Company Agent and to the Escrow Agent, on or prior to, but not after, the one year anniversary of the Closing Date under the Purchase Agreement (such one year anniversary being referred to herein as the "Termination Date"); provided, however, that if, at any time on or prior to the Termination Date, any Parent Indemnitee (acting in good faith) delivers to the Designated Company Agent and the Escrow Agent a Claim Notice, then the claim asserted in such Claim Notice will survive the Termination Date until such time as such claim is fully and finally resolved in accordance with the provisions of this Section 3. The Escrow Agent shall not be deemed to have knowledge of termination of this Agreement earlier than the Termination Date unless notice in writing of such earlier date has been provided by Parent. Each Claim Notice shall state that such Parent Indemnitee believes that there is or has been a breach of a representation, warranty or covenant contained in the Purchase Agreement or that such Parent Indemnitee is otherwise entitled to indemnification, compensation or reimbursement under Section 9.4 of the Purchase Agreement and shall contain a brief description of the circumstances supporting such Parent Indemnitee's belief that there is or has been such a breach or that such Parent Indemnitee is so entitled to indemnification, compensation or reimbursement and shall contain a non-binding, preliminary estimate of the amount of Damages such Parent Indemnitee claims to have so incurred or suffered (the "Claimed Amount").

          (b) Within 45 business days after receipt by the Designated Company Agent of a Claim Notice, the Designated Company Agent may deliver to the Parent Indemnitee who delivered the Claim Notice and to the Escrow Agent a written response (the "Response Notice") in which the Designated Company
     Agent: (i) agrees that a whole number of Escrow Shares having a "Stipulated Value" (as defined below) equal to the full Claimed Amount may be released from the Escrow Account to the Parent Indemnitee; (ii) agrees that Escrow Shares having a Stipulated Value equal to part, but not all, of the Claimed Amount (the "Agreed Amount") may be released from the Escrow Account to the Parent Indemnitee or (iii) indicates that no part of the Claimed Amount may be released from the Escrow Account to the Parent Indemnitee. Any part of the Claimed Amount that is not to be released to the Parent Indemnitee shall be the "Contested Amount." If a Response Notice is not received by the Escrow Agent within such 45 business-day period, then the Designated Company Agent shall be deemed to have agreed that Escrow Shares having a Stipulated Value equal to the full Claimed Amount may be released to the Parent Indemnitee from the Escrow Account, subject to the limitation set forth in Section 5(d).

          (c) If the Designated Company Agent delivers a Response Notice agreeing that Escrow Shares having a Stipulated Value equal to the full Claimed Amount may be released from the Escrow Account to the Parent Indemnitee, or if the Designated Company Agent does not deliver a Response Notice in accordance with Section 3(b) within the 45 business-day period specified in Section 3(b), the Escrow Agent shall within five (5) business days following the receipt of the Response Notice (or, if the Escrow Agent has not received a Response Notice, within three (3) business days following the expiration of the 45 business-day period referred to in
     Section 3(b)), deliver or cause to be delivered to such Parent Indemnitee such Escrow Shares, subject to the limitation set forth in Section 5(d). Such payment shall be deemed to be made in full satisfaction of the claim described in such Claim Notice and Escrow Agent shall not be liable for the Claim Amount so released.

          (d) If the Designated Company Agent delivers a Response Notice agreeing that Escrow Shares having a Stipulated Value equal to part, but not all, of the Claimed Amount may be released from the Escrow Account to the Parent Indemnitee, the Escrow Agent shall within five (5) business days following the receipt of the Response Notice deliver or cause to be delivered to such Parent Indemnitee Escrow Shares having a Stipulated Value equal to the Agreed Amount, subject to the limitation set forth in Section 5(d).

          (e) If the Designated Company Agent delivers a Response Notice indicating that there is a Contested Amount, the Designated Company Agent and the Parent Indemnitee shall attempt in good faith to resolve the dispute related to the Contested Amount. If the Parent Indemnitee and the Designated Company Agent shall resolve such dispute, such resolution shall be binding on all of the Selling Members and all of the Parent Indemnitees and a settlement agreement shall be signed by the Parent Indemnitee and the Designated Company Agent and sent to the Escrow Agent, who shall, within five (5) business days following receipt thereof, if applicable, release Escrow Shares from the Escrow Account in accordance with such agreement and having a Stipulated Value equal to the amount set forth in such settlement agreement (the "Settlement Amount"), subject to the limitation set forth in
     Section 5(d).

          (f) If the Designated Company Agent and the Parent Indemnitee are unable to resolve the dispute relating to any Contested Amount within 45 business days after the delivery of the Claim Notice, then either party may submit the claim described in the Claim Notice to be settled by binding arbitration in the County of Los Angeles in the State of California in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA Rules") by delivering written notice of such submission (the "Submission Notice") to the other party. Arbitration will be conducted by three arbitrators; one selected by Parent, one selected by the Designated Company Agent and the third selected by the first two arbitrators. If Parent or the Designated Company Agent fails to select an arbitrator within 10 business days after the date of delivery of the Submission Notice, then the other shall be entitled to select the second arbitrator. The parties agree to use all reasonable efforts to cause the arbitration hearing to be conducted within 90 calendar days after the appointment of the last of the three arbitrators and to use all reasonable efforts to cause the arbitrators' decision to be furnished within 120 calendar days after the appointment of the last of the three arbitrators. The parties further agree that discovery shall be completed at least 20 business days prior to the date of the arbitration hearing. The arbitrators' decision shall relate solely to whether the Parent Indemnitee is entitled to recover the Contested Amount (or a portion thereof), and the portion of such Contested Amount the Parent Indemnitee is entitled to recover. The final decision of the arbitrators shall be furnished to the Designated Company Agent, the Parent Indemnitee and the Escrow Agent in writing and shall be final and binding upon the Selling Members, the Parent Indemnitees and the Escrow Agent. The non-prevailing party in any arbitration shall pay the reasonable expenses (including attorneys' fees) of the prevailing party, any additional reasonable fees and expenses (including reasonable legal fees) of the Escrow Agent, and the fees and expenses associated with the arbitration (including the arbitrators' fees and expenses). For purposes of this Section 3(f), the prevailing party shall be deemed to be the Parent Indemnitee if it is entitled to recover more than 50% of the Contested Amount; otherwise it shall be the Selling Members. Any amounts for fees and expenses payable by the Selling Members under this subsection (f) shall be paid out of Escrow Shares, after payment of any amounts then payable to Parent Indemnitees.

          (g) The Escrow Agent shall release, subject to the limitation set forth in Section 5(d), Escrow Shares from the Escrow Account in connection with any Contested Amount within three (3) business days after the delivery to it of: (i) a copy of a settlement agreement executed by the Parent Indemnitee and the Designated Company Agent setting forth instructions to the Escrow Agent as to the number of Escrow Shares, if any, to be released from the Escrow Account, with respect to such Contested Amount or (ii) a copy of the award of the arbitrators referred to and as provided in Section 3(f) setting forth instructions to the Escrow Agent as to the number of Escrow Shares, if any, to be released from the Escrow Account, with respect to such Contested Amount.

          (h) Any Escrow Shares released from the Escrow Account to a Parent Indemnitee shall be deemed to reduce the Escrow Shares pro rata with respect to each Selling Member in accordance with each Selling Member's percentage interest in the Escrow Fund as set forth in Exhibit A.

     4. Release of Escrow Shares.

     (a) Within five (5) business days after the Termination Date, the Escrow Agent shall distribute or cause the stock transfer agent for the Parent Common Stock to distribute to each of the Selling Members at such Selling Member's address set forth on Exhibit A such Selling Member's pro-rata portion of the Escrow Shares then held in escrow (less any shares distributed to the Designated Company Agent pursuant to Section 11 hereof) and based on the percentage interests in the Escrow Fund set forth in Exhibit A; provided, however, that if prior to the Termination Date, any Parent Indemnitee has given a Claim Notice containing a claim which has not been resolved prior to the Termination Date in accordance with Section 3, the Escrow Agent shall retain, subject to release with respect to resolved claims as set forth in Section 3 and this Section 4(a) and subject to the provisions of Section 5(d), in the Escrow Account after the Termination Date Escrow Shares having a Stipulated Value equal to 100% of the Claimed Amount or Contested Amount, as the case may be, with respect to all claims which have not then been resolved. If Escrow Shares in the Escrow Account at the end of each three (3) month interval after the Termination Date have an aggregate Stipulated Value in excess of 100% of the then unresolved Claimed Amounts and Contested Amounts, a number of Escrow Shares shall be released at such time from the Escrow Account to the Selling Members pursuant to the first sentence of this Section 4(a) so that the Stipulated Value of the Escrow Shares remaining in the Escrow Account is not in excess of 100% of the then unresolved Claimed Amounts and Contested Amounts. The Parent and Designated Company Agent shall provide written notice to the Escrow Agent at the end of each three (3) month interval following the Termination Date setting forth the Stipulated Value of the Escrow Shares that should remain in the Escrow Account pursuant to the preceding sentence.

     (b) The Escrow Agent is not the stock transfer agent for the Parent Common Stock. Accordingly, if a distribution of a number of shares of Parent Common Stock less than all of the Escrow Shares is to be made, the Escrow Agent must requisition the appropriate number of shares from such stock transfer agent, delivering to it the appropriate stock certificates and related Stock Powers. For the purposes of this Agreement, the Escrow Agent shall be deemed to have delivered Parent Common Stock to the Person entitled to it when the

Escrow Agent has delivered such certificates and Stock Powers to such stock transfer agent with instructions to deliver it to the appropriate Person. Distributions of Parent Common Stock shall be made to Parent or the Selling Members, as appropriate, at the addresses described in Section 12(b) or set forth on Exhibit A hereto. Whenever a distribution is to be made to the Selling Members, pro rata distributions shall be made to each of them based on the percentage interests in the Escrow Fund and at their addresses set forth in Exhibit A.

     (c) Whenever a release of Escrow Shares occurs pursuant to the terms of this Agreement, the Escrow Agent shall be authorized to request and shall request that the transfer agent for the Parent Common Stock remove the Escrow Legend from the Escrow Shares being released.

     5. Valuation of Escrow Shares, Etc.

     (a) Stipulated Value. For purposes of this Agreement, the "Stipulated Value" of each Escrow Share on any date any Escrow Shares are released from the Escrow Account shall be the higher of (a) the average of the closing sales price of Parent Common Stock on the Nasdaq Stock Market as reported in the Wall Street Journal for the twenty (20) trading days preceding the Closing Date under the Purchase Agreement (the "Closing Average Value"), and (b) the average of the closing sales price of Parent Common Stock on the NASDAQ Stock Market as reported in the Wall Street Journal for the twenty (20) trading days preceding the date that the Escrow Shares are released from the Escrow Account (the "Release Average Value"), plus in each case the fair market value of any other property held in the Escrow Account with respect to such Escrow Share pursuant to Section 2(c). If the determination of Stipulated Value is being made with respect to any provision of this Agreement that does not involve a release of Escrow Shares, the "Stipulated Value" of each Escrow Share on the date of such determination shall be the higher of (a) the Closing Average Value, and (b) the average of the closing sales price of Parent Common Stock on the NASDAQ Stock Market as reported in the Wall Street Journal for the twenty (20) trading days preceding the date of such determination, plus in each case the fair market value of any other property held in the Escrow Account with respect to such Escrow Share pursuant to Section 2(c). The Escrow Agent shall be entitled to rely on a written certification of Parent and Designated Company Agent of the Stipulated Value when such determination is required under this Agreement.

     (b) Stock Splits. All numbers contained in, and all calculations required to be made pursuant to, this Agreement shall be adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend or similar transaction effected by Parent after the date hereof; provided, however, that the Escrow Agent shall have received notice of such stock split or other action and shall have received the appropriate number of additional shares of Parent Common Stock or other property pursuant to Section 2(c) hereof. In the event of any such stock split or other similar occurrence, Parent shall deliver to the Designated Company Agent and the Escrow Agent a revised version of Exhibit A setting forth the new number of Escrow Shares held in the Escrow Fund. Unless and until the Escrow Agent receives the certificates representing additional shares of Parent Common Stock or other property pursuant to Section 2(c), the Escrow Agent may assume without inquiry that no such stock or other property has been or is required to be issued with respect to Escrow Shares.

     (c) Exclusive Remedy. With the exception of claims based upon fraud, from and after the Closing, recourse of Parent to the Escrow Shares (adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend or similar transaction effected by Parent after the date hereof) pursuant to the Purchase Agreement and this Agreement shall be the sole and exclusive remedy of Parent and the other Parent Indemnitees for any claim for monetary damages under the indemnification provisions contained in, or for any breach of, the Purchase Agreement (it being understood that nothing in this paragraph or elsewhere in this Agreement or in the Purchase Agreement shall affect Parent's rights to specific performance or other similar equitable remedies with respect to covenants referred to in the Purchase Agreement to be performed after the Closing).

     (d) Aggregate Limit. Notwithstanding any other provision of this Agreement, the aggregate Stipulated Value of Escrow Shares that may be released from the Escrow Account pursuant to this Escrow Agreement shall not exceed Five Million Dollars ($5,000,000) (the "Maximum Liability Cap"). Notwithstanding any other provision of this Agreement, if the Escrow Agent releases from the Escrow Account in the aggregate to Parent Indemnitees Escrow Shares having an aggregate Stipulated Value equal to the Maximum Liability

Cap, the Escrow Agent shall within five (5) business days release all then remaining Escrow Shares to the Selling Members, pro rata with respect to each Selling Member in accordance with each Selling Member's percentage interest in the Escrow fund as set forth on Exhibit A, in which case this Escrow Agreement shall thereafter immediately terminate.

     6. Fees and Expenses. Upon the execution of this Agreement by all parties hereto and the initial deposit of the Escrow Fund in the Escrow Account, fees and expenses, in accordance with Exhibit B attached hereto, will be payable to the Escrow Agent. This annual Escrow Agent fee will cover the first twelve months of the escrow. In accordance with Exhibit B attached hereto, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses, including those of its counsel, incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement. All such fees and expenses shall be paid by Parent.

     7. Limitation of Escrow Agent's Liability.

     (a) The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only each of which are solely ministerial in nature, and shall have no duty under or obligation to determine compliance with, any other agreement or document notwithstanding their being referred to herein or attached hereto as an exhibit. The Escrow Agent shall not be liable except for the performance of such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be deemed to be a fiduciary and shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction except for its own willful misconduct or negligence. The Escrow Agent may rely on and use the Stock Powers and shall not be liable in connection therewith. In all questions arising under this Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages whatsoever, even if the Escrow Agent has been advised of the likelihood of such damages.

     (b) Parent hereby agrees to indemnify the Escrow Agent, its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder. This right of indemnification shall survive the termination of this Agreement, and the resignation of the Escrow Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by Parent.

     (c) In the event that the Escrow Agent should at any time be (i) confronted with inconsistent or conflicting claims or demands by the other parties hereto or (ii) unsure of its duties hereunder, the Escrow Agent shall have the right to interplead the parties in any California court or any court of competent jurisdiction and request that such court determine the respective rights of the parties with respect to this Agreement and, upon doing so, the Escrow Agent shall be released from any obligations or liability to the other parties as a consequence of any such claims or demands. The Escrow Agent may consult counsel satisfactory to it, including in-house counsel, and will be protected in respect of any action taken or omitted in reliance thereon.

     (d) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business in any jurisdiction other than California. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.

     8. Termination. This Agreement shall terminate upon the release by the Escrow Agent of the entire Escrow Fund in accordance with this Agreement.

     9. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than 30 calendar days after it is given to all parties hereto. Parent may appoint a successor Escrow Agent only with the consent of a majority in interest of the Selling Members (which consent shall not be unreasonably withheld or delayed). If the parties fail to agree on a successor Escrow Agent within such time, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from Parent as to the transfer of the Escrow Fund to a successor escrow agent.

     10. Designated Company Agent. By virtue of their approval of the Transaction and the Purchase Agreement and their execution of this Agreement, the Selling Members shall have approved the indemnification and escrow terms set forth in the Purchase Agreement and this Agreement and shall have agreed to irrevocably appoint Danny Mills, as Designated Company Agent, to give and receive notices and communications, to authorize delivery to Parent of Parent Common Stock, cash or other property from the Escrow Fund, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand dispute resolution pursuant to Section 3 of this Agreement and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of the Designated Company Agent for the accomplishment of the foregoing. The Designated Company Agent shall not be responsible for any act done or omitted thereunder as Designated Company Agent while acting in good faith and in the exercise of reasonable judgment. The Selling Members shall jointly and severally indemnify the Designated Company Agent and hold the Designated Company Agent harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Designated Company Agent and arising out of or in connection with the acceptance or administration of the Designated Company Agent's duties hereunder, including the reasonable fees and expenses of any legal counsel or other professional retained by the Designated Company Agent. By virtue of their approval of the Transaction and this Agreement, the Selling Members hereby agree to pay (i) the reasonable fees of the Designated Company Agent relating to his services performed in such capacity as set forth on Exhibit C hereto and (ii) all costs and expenses, including those of any legal counsel or other professional retained by the Designated Company Agent, in connection with the acceptance and administration of the Designated Company Agent's duties hereunder. Subject to the prior right of Parent to make claims for Damages, the Designated Company Agent shall have the right to recover from the Escrow Fund, prior to any distribution to the Selling Members pursuant to Section 4(a), Section 4(b) or Section 5(d) hereof, a number of Escrow Shares set forth in a certificate of the Designated Company Agent delivered to the Escrow Agent at least two (2) business days prior to the date on which a distribution is to be made to the Selling Members equal to the quotient obtained by dividing (i) any reasonable fees, costs and expenses set forth in such certificate, including those of any legal counsel or other professional retained by the Designated Company Agent, in connection with the acceptance and administration of the Designated Company Agent's duties hereunder, by (ii) the Stipulated Value. The Escrow Agent shall not be required to verify or confirm the amounts set forth in such certificate or determine that reasonableness of such amounts and shall be entitled to rely on such certificate in making payments to Designated Company Agent hereunder. The Escrow Agent agrees to deliver to the Designated Company Agent such number of Escrow Shares prior to making any distribution of Escrow Shares to the Selling Members. Notwithstanding the foregoing, no failure by the Designated Company Agent to collect Escrow Shares in respect of its reasonable fees, costs and expenses shall excuse the Selling Members from paying such reasonable fees, costs and expenses.

     11. Miscellaneous.

     (a) Attorneys' Fees. If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto (other than the Escrow Agent, whose rights to reimbursement for its attorneys fees, costs and disbursement are set forth in Sections 6 and 7), the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     (b) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth in Section 10.5 of the Purchase Agreement or to the Escrow Agent at the address set forth below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

          State Street Bank and Trust Company of California, N.A.
          Corporate Trust Division
          633 West 5th Street, 12th Floor
          Los Angeles, CA 90071
          Attention: Corporate Trust Administration: Quokka Sports, Inc./Golf.com, L.L.C.
          Telephone: (213) 362-7334
          Facsimile: (213) 362-7357

The Escrow Agent may assume that any Claim Notice, Response Notice or other notice of any kind required to be delivered to the Escrow Agent and any other Person has been received by such other Person if it has been received by the Escrow Agent, but the Escrow Agent need not inquire into or verify such receipt.

     (c) Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     (d) Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     (e) Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

     (f) Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and each of their respective permitted successors and assigns, if any. No Selling Member may assign such Selling Member's rights under this Agreement without the express prior written consent of Parent, provided, however, that (i) upon the death of a Selling Member, such Selling Member's rights under this Agreement shall be transferred to the person(s) who receive such Selling Member's Parent Common Stock under the laws of descent and distribution and (ii) a Selling Member may assign such Selling Member's rights under this Agreement to any organization qualified under Section 501(c)(3) of the Internal Revenue Code to which the Selling Member transfers shares in connection with an estate planning transaction. Nothing in this Agreement is intended to confer, or shall be deemed to confer, any rights or remedies upon any person or entity other than the parties hereto and their permitted successors and assigns. This Agreement shall inure to the benefit of the Selling Members, Parent, Escrow Agent, the Designated Company Agent and the respective successors and assigns, if any, of the foregoing. Notwithstanding anything to the contrary in this Section 11(f), this Agreement shall be binding upon and inure to the benefit of the GolfData Corporation shareholders to whom GolfData Corporation will make a distribution of its shares of Parent Common Stock (including its allocation of the Escrow Shares) immediately after the Closing Date.

     (g) Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     (h) Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto; provided, however, that any amendment duly executed and delivered by the Designated Company Agent shall be deemed to have been duly executed and delivered by all of the Selling Members.

     (i) Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

     (j) Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns, if any.

     (k) Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

     (l) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

     (m) Tax Reporting Information and Certification of Tax Identification Numbers.

          (i) The parties hereto agree that, for tax reporting purposes, all taxable dividends, interest on or other income, if any, attributable to the Escrow Shares or any other amount held in escrow by the Escrow Agent pursuant to this Agreement shall be allocable to the Selling Members in accordance with their percentage interests in the Escrow Fund set forth in Exhibit A.

          (ii) Parent and each of the Selling Members agree to provide the Escrow Agent with certified tax identification numbers for each of them by furnishing appropriate forms W-9 (or Forms W-8, in the case of non-U.S. persons) and any other forms and documents that the Escrow Agent may reasonably request (collectively, "Tax Reporting Documentation") to the Escrow Agent within 30 days after the date hereof. The parties hereto understand that, if such Tax Reporting Documentation is not so certified to the Escrow Agent, the Escrow Agent shall be required by the Internal Revenue Code, as it may be amended from time to time, to withhold and remit to the Internal Revenue Service a portion of any interest or other income earned on the investment of monies or other property held by the Escrow Agent pursuant to this Agreement.

     (n) Construction. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                   [Signature Page Follows on the Next Page]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                   Quokka Sports, Inc.

                                   Signature:

                                   Printed Name:

                                   Title:

                                   DESIGNATED COMPANY AGENT:

                                   Signature:
                                                      Danny Mills

                                   STATE STREET BANK AND TRUST
                                   COMPANY OF CALIFORNIA, N.A., AS
                                   ESCROW AGENT

                                   Signature:

                                   Printed Name:

                                   Title:

                                   SELLING MEMBER:

                                   Name of Entity:

                                   By:

                                   Printed Name:

                                   Title:

                                   EXHIBIT A

                                SELLING MEMBERS

                                                                                                   SHARES TO     PRO RATA
                                                                                                   BE HELD IN   PERCENTAGE
                                                                                                     ESCROW     INTEREST IN
                   SELLING MEMBER                                       ADDRESS                     ACCOUNT     ESCROW FUND
                   --------------                                       -------                    ----------   -----------
Total Sports Inc. ...................................  133 Fayetteville Street Mall, 6th Floor      137,517        35.35%
                                                       Raleigh, North Carolina 27601
                                                       Attn: Frank Daniels, III
                                                       Fax: (919) 755-8080
                                                       with a copy to:
                                                       J. Christopher Lynch
                                                       Wyrick Robbins Yates & Ponton LLP
                                                       4101 Lake Boone Trail, Suite 300
                                                       Raleigh, North Carolina 27607
                                                       Fax: (919) 778-4865
GolfData Corporation.................................  4639 N. 20th Place                           162,647        41.81%
                                                       Arlington, Virginia 22207
                                                       Attn: Alex Miceli
                                                       with a copy to:
                                                       Satex Investment Partners
                                                       10010 San Pedro, Suite 360
                                                       San Antonio, Texas 78216
                                                       Attn: Danny Mills
Media One Interactive Services, Inc. ................  9000 E. Nichols Avenue, Suite 100             65,393        16.81%
                                                       Englewood, Colorado 80112
                                                       Attn: Director of Finance
                                                       Fax: (303) 705-5163
                                                       with a copy to:
                                                       Media One Group, Inc.
                                                       188 Inverness Drive
                                                       Englewood, Colorado 80112
                                                       Attn: General Counsel
The New York Times Company
  Magazine Group, Inc. ..............................  5520 Park Avenue                              16,767         4.31%
                                                       Trumbull, Connecticut
                                                       Attn: Robert Carney
                                                       Fax: (203) 373-7170
                                                       with a copy to:
                                                       The New York Times Company
                                                       229 West 43rd Street
                                                       New York, New York 10036
                                                       Attn: Secretary
                                                       Fax: (212) 556-4634
Otto Candies Inc. ...................................  [Forthcoming]                                  6,691         1.72%
          Total......................................                                               389,015       100.00%

                                   EXHIBIT B

                            ESCROW FEES AND EXPENSES

ACCEPTANCE FEE..............................................                  $750.00
  This one-time charge, payable at closing, includes
  acceptance and assumption of responsibility and duties as
  Escrow Agent; review and comment on the form of agreement;
  and establishment of account(s) in accordance with
  governing document
LEGAL COUNSEL...............................................                  At Cost
ESCROW AGENT FEE............................................                $3,500.00
  Payable at funding and annually thereafter, if applicable
  Compensates State Street for administrative services in
  accordance with the Escrow Agreement
  Pro-Rata Calculations: Should the Escrow Agreement require pro-rata distribution of investment income to the
  beneficiaries, the annual fee noted above includes
  calculations and tax report for up to ten (10)
  beneficiaries. State Street will assess an additional $250 for each beneficiary pro-rata calculations beyond the
  first ten
CLAIMS (if applicable)
  Uncontested...............................................                  $250.00
  Contested.................................................           Billed at Cost
PREPARATION OF 1099'S (if applicable, each 1099)............                   $15.00
WIRE TRANSFER FEE (This fee will be deducted from wire
  amount, if applicable)
  International.............................................                   $40.00
  Domestic..................................................                   $15.00
INVESTMENT FEE..............................................                   $65.00
  Per security purchased (i.e. Treasuries, Agencies, etc.)
INVESTMENT IN STATE STREET INVESTMENT VEHICLES..............  40 Basis Points (.0040)
  (Calculated on the Average Daily Net Assets)
INVESTMENT VEHICLES
  SSgA Prime Money Market Fun...............................
  SSgA US Treasury Money Market Fund........................
  SSgA Tax Free Money Market Fund...........................
STATE STREET INSURED MONEY MARKET (IMMA)....................       No Transaction Fee
OUT-OF-POCKET EXPENSE.......................................                  At Cost

                                   EXHIBIT C

                         DESIGNATED COMPANY AGENT FEES

                                   EXHIBIT D

                              MEMBER CERTIFICATION
                                    (ENTITY)

     THIS MEMBER CERTIFICATION ("Certification") is being executed and delivered by the undersigned member (the "Selling Member") of GOLF.COM, L.L.C., a Delaware limited liability company (the "Company"), in favor of and for the benefit of the Company, QUOKKA SPORTS, INC., a Delaware corporation ("Parent"), and DANNY MILLS (the "Designated Company Agent").

                                    RECITALS

     Pursuant to a Purchase Agreement and Plan of Reorganization (the
"Agreement"), dated as of June   , 2000, among Parent, the Selling Members
identified therein (including GolfData) and the Company, it is contemplated that Parent will purchase or otherwise acquire from each Selling Member such Selling Member's ownership interest in the Company (the purchase or other acquisition of the ownership interests being referred to in this Certification as the "Transaction"). Upon the consummation of the Transaction, (i) the Selling Members will receive shares of common stock of Parent ("Parent Common Stock") in exchange for their ownership interests in the Company with such exchange with respect to GolfData constituting a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended, and (ii) GolfData will immediately distribute to its shareholders in complete liquidation the shares of Parent Common Stock that GolfData received in the Transaction (the "Distribution"). This distribution is required to preserve the nontaxable status of the Transaction to GolfData and its shareholders. The information requested below is required to comply with various securities laws applicable to such issuance by Parent [and distribution by GolfData]. [BRACKETED LANGUAGE IN GOLFDATA CERTIFICATION ONLY.]

                                 CERTIFICATION

     1. Residence Information. Please provide the full legal name of the investing entity, address of the city and state or foreign country where your investment decision regarding the Transaction is being made, phone number, and Employee Identification Number.

     2. Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters, and has checked the applicable representation:

     [ ] (i) The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

     [ ]  (ii)  The undersigned is a bank, insurance company, investment company registered under the United States Investment Company Act of 1940, as amended (the "Companies Act"), a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.

     [ ]  (iii) The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the Investor has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

     [ ]  (iv)  The undersigned is a corporation, partnership, business trust, not formed for the purpose of acquiring shares in the Company or Parent, or an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), in each case with total assets in excess of $5,000,000.

     [ ] (v) The undersigned is an entity in which all of the equity owners qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth(1), either individually or upon a joint basis with such individual's spouse, of at least $1,000,000 (within the meaning of such terms as used in the definition of "accredited investor" contained in Rule 501 under the Securities Act), or has had an individual income(2) in excess of $200,000 for each of the two most recent years, or a joint income with such individual's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

     [ ]  (vi)  The undersigned cannot make any of the representations set forth in paragraphs "(i)" through "(v)" above.

     IF YOU CHECKED PARAGRAPH (VI) ABOVE, PLEASE COMPLETE THE FOLLOWING ITEMS 3 THROUGH 10. IF YOU CHECKED ANY OF PARAGRAPHS (I) THROUGH (V) ABOVE, PLEASE PROCEED TO ITEM 10.

     3. Will the value of the Parent Common Stock exceed 10 percent of the investing entities' net worth at the time of the Transaction?

     [ ] Yes               [ ] No

     4. Please describe the educational background, indicating degrees obtained, of the person making the investment decisions with respect to the Transaction (the "Decision-Maker"). Please describe any college-level courses that the Decision-Maker has taken relating to economics, finance, accounting or statistics (attach a separate sheet of paper if you require more space).

---------------

  1For purposes of this Certification, "net worth" means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. As used in the preceding sentence, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

  2For purposes of this Certification, "income" means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:
(a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

     5. Please describe occupational history of the Decision-Maker briefly. What is sought is a sufficient description to enable the Company to determine the extent of the Decision-Maker's experience in financial and business matters (attach a separate sheet of paper if you require more space).

     6. Please indicate the Decision-Maker's or the entity's prior experience in investing in speculative, high technology companies such as Parent (attach a separate sheet of paper if you require more space).

     7. Please indicate any other relevant investment experience of the Decision-Maker or the entity (attach a separate sheet of paper if you require more space).

     8. Please describe any pre-existing personal or business relationships between the Decision-Maker or the entity and Parent, or any of its officers or directors.

     9. If the Decision-Maker has a background or experience in the business conducted by Parent, please describe.

     10. Additional Representations and Acknowledgements.

     The undersigned makes each of the following additional representations and acknowledgements:

          (i) No Distribution. The Parent Common Stock issued to the Selling Member will be acquired for investment for Selling Member's own account or the account of its affiliated entities and not with a view to the sale or distribution (other than in connection with the planned liquidation of GolfData) of any part thereof, and Selling Member has no present intention of selling, granting any participation in, or otherwise distributing (other than in connection with the planned liquidation of GolfData) the same (except to an affiliated entity or another Selling Member). [PARENTHETICALS REGARDING GOLFDATA ARE FOR GOLFDATA CERTIFICATION ONLY.]

          (ii) Securities Laws Matters. The undersigned is aware (a) that the Parent Common Stock to be issued to the Selling Member in the Transaction will not be registered and will not be issued pursuant to a registration statement under the Securities Act, but will instead be issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act and/or in Rule 506 under the Securities Act, and (b) that neither the Transaction nor the issuance of such Parent Common Stock has been approved or reviewed by the Securities and Exchange Commission or by any other governmental agency.

          (iii) Resale Restrictions.

             (a) Selling Member is aware that, because the Parent Common Stock to be issued in the Transaction will not be registered under the Securities Act, such Parent Common Stock cannot be resold unless such Parent Common Stock is registered under the Securities Act or unless an exemption from registration is available. Selling Member is also aware that the provisions of Rule 144 under the Securities Act will permit resale of the Parent Common Stock to be issued to the Selling Member in the Transaction only under limited circumstances, and such Parent Common Stock must be held by Selling Member for at least one year before it can be sold pursuant to Rule 144.

             (b) Selling Member understands that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock to be issued to the Selling Member in the Transaction, and that there will be placed on the certificate or certificates representing such Parent Common Stock a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE."

          (iv) Selling Member Can Protect Its Interest. The undersigned represents that by reason of its business or financial experience, the undersigned has the capacity to protect its own interests in connection with its acquisition of Parent Common Stock. The undersigned acknowledges that it must, and represents that it can, bear the economic risk of the investment Parent Common Stock indefinitely, until the shares of Parent Common Stock are registered under the Securities Act, or an exemption from registration is available.

          (v) Company Information. The undersigned has received and read the Agreement (along with the Escrow Agreement (as defined in the Agreement)). The undersigned has also had the opportunity to ask questions of and receive answers from Parent and the Company and their respective management regarding the terms and conditions of the Transaction and the investment in Parent Stock.

     11. Escrow Arrangements. The undersigned has carefully reviewed the Agreement and Escrow Agreement, and understands and agrees that pursuant to the Agreement, Ten Percent (10%) of the Parent Common Stock to be issued to the holders of the Company's outstanding ownership interests (the "Escrow Shares") which constitutes the Transaction consideration will be deposited with the Escrow Agent (as defined in the Escrow Agreement), and that the shares deposited with the Escrow Agent shall be available to satisfy indemnification claims as set forth in the Agreement. Pursuant to the Agreement, Parent may seek indemnification for certain matters from the Escrow Shares, in which event the portion of the Escrow Shares otherwise payable to the undersigned would be reduced without any act of the undersigned, subject to the procedures and limitations set forth in the Agreement and Escrow Agreement.

     The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company and Parent, and that the undersigned will notify Parent of any material change in any of such information prior to the undersigned's investment in Parent.

     IN WITNESS WHEREOF, the undersigned has executed this Member Certification
this   day of             , 2000.

                                   ---------------------------------------------
                                   Name of Entity

                                   ---------------------------------------------
                                   Signature of Authorized Person

                                   ---------------------------------------------
                                   Printed Name and Title of Authorized Person

     This Member Certification must be signed by the registered holder of ownership interests in the Company, exactly as the name(s) appear in the operating agreement and/or equity records of the Company and as set forth above.

                                   EXHIBIT E

                        STATEMENT OF NON-FOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax with respect to certain transfers of property if the transferor is a foreign person. To inform Quokka Sports, Inc. ("Acquiror") that withholding of tax is not required upon the disposition of the ownership interest of Golf.com, Inc. ("Target") by the undersigned, the undersigned hereby certifies as follows:

     1. The undersigned is not a foreign person (as that term is defined in the Internal Revenue Code and Income Tax Regulations);

     2. The undersigned's U.S. taxpayer identification number is ; and

     3. The undersigned's address is                                      .

     The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Acquiror and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document.

                                   ---------------------------------------------

                                   Date:

                                   EXHIBIT F

                                GENERAL RELEASE

     THIS GENERAL RELEASE ("General Release") is being executed and delivered as
of             , 2000, on behalf of the parties identified on Exhibit A hereto
(all of whom are referred to collectively as the "Releasors," and each of whom is referred to individually as a "Releasor") to and in favor of, and for the benefit of, GOLF.COM, L.L.C., a Delaware limited liability company ("Company"), QUOKKA SPORTS, INC., a Delaware corporation ("Parent"), and the other Releasees (as defined in Section 2).

                                    RECITALS

     A. Pursuant to a Purchase Agreement and Plan of Reorganization (the
"Agreement"), dated as of June   , 2000, among Parent, the Selling Members
identified therein (including GolfData) and the Company, it is contemplated that Parent will purchase or otherwise acquire contemporaneously with the execution and delivery of this General Release from each Selling Member such Selling Member's ownership interest in the Company (the purchase or other acquisition of the ownership interests being referred to in this General Release as the "Transaction"). Upon the consummation of the Transaction, (i) the Selling Members will receive shares of common stock of Parent ("Parent Common Stock") in exchange for their ownership interests in the Company with such exchange with respect to GolfData constituting a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended, and (ii) GolfData will immediately distribute to its shareholders in complete liquidation the shares of Parent Common Stock that GolfData received in the Transaction (the "Distribution"). This distribution is required to preserve the nontaxable status of the Transaction to GolfData and its shareholders.

     B. Parent and the Company have required, as a condition to consummating the Transaction and the other transactions contemplated by the Agreement, that the Releasors execute and deliver this General Release.

                                   AGREEMENT

     In order to induce Parent to consummate the Transaction and the other transactions contemplated by the Agreement, and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Releasors), the Releasors hereby covenant and agree as follows:

     1. Release. Each Releasor, for itself and for each of such Releasor's Associated Parties (as defined in Section 2), hereby generally, irrevocably, unconditionally and completely releases and forever discharges each of the Releasees (as defined in Section 2) from, and hereby irrevocably, unconditionally and completely waives and relinquishes, each of the Released Claims (as defined in Section 2).

     2. Definitions.

     (a) The term "Associated Parties," when used herein with respect to a Releasor, shall mean and include: (i) such Releasor's predecessors, successors, executors, administrators, heirs and estate and (ii) each entity of which such Releasor owns, directly or indirectly, at least 50% of the outstanding voting interests.

     (b) The term "Releasees" shall mean and include: (i) Parent; (ii) Company;
(iii) each of the direct and indirect subsidiaries of the Company and Parent;
(iv) each other controlled affiliate of the Company and Parent; and (v) the successors and past, present and future assigns, directors, managers, officers, employees, consultants, agents, attorneys and representatives of the respective entities identified or otherwise referred to in clauses "(i)" through "(iv)" of this sentence (but excluding the officers and members of the Board of Managers of the Company).

     (c) The term "Claims" shall mean and include all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature, including: (i) any unknown, unsuspected or undisclosed claim; (ii) any claim or right that may be asserted or exercised by a Releasor in such Releasor's capacity as a member, manager, officer, employee or consultant of the

Company or in any other capacity; and (iii) any claim, right or cause of action based upon any breach of any express, implied, oral or written contract or agreement.

     (d) The term "Released Claims" shall mean and include each and every Claim that (i) any Releasor or any Associated Party of any Releasor may have had in the past, may now have or may have in the future against any of the Releasees, and (ii) has arisen or arises directly or indirectly out of, or relates directly or indirectly to, any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the date of this General Release (excluding only such Releasor's and its Associated Parties' rights, if any, under and with respect to the Agreement and the Escrow Agreement (as defined in the Agreement), and the documents and transactions contemplated therein).

     3. Civil Code sec. 1542. Each Releasor (a) represents, warrants and acknowledges, severally for itself, and not jointly with any other Releasor, that such Releasor has been fully advised by his attorney of the contents of
Section 1542 of the Civil Code of the State of California, and (b) hereby expressly waives the benefits thereof and any rights such Releasor may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each Releasor also hereby waives the benefits of, and any rights such Releasor may have under, any statute or common law principle of similar effect in any jurisdiction.

     4. Representations and Warranties. Each Releasor represents and warrants, severally for itself, and not jointly with any other Releasor, that:

          (a) such Releasor has not assigned, transferred, conveyed or otherwise disposed of any Claim against any of the Releasees, or any direct or indirect interest in any such Claim, in whole or in part;

          (b) to the best of such Releasor's knowledge, no other person or entity has any interest in any of the Released Claims being released by such Releasor or its Associated Parties;

          (c) no Associated Party of such Releasor has or had any Claim against any of the Releasees;

          (d) no Associated Party of such Releasor will in the future have any Claim against any Releasee that arises directly or indirectly from or relates directly or indirectly to any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or before the date of this General Release (except for matters related to Releasor's and its Associated Parties' rights, if any, under or with respect to the Agreement or the Escrow Agreement (as defined in the Agreement) and the documents and transactions contemplated therein);

          (e) this General Release has been duly and validly executed and delivered by such Releasor;

          (f) this General Release is a valid and binding obligation of such Releasor and such Releasor's Associated Parties, and is enforceable against such Releasor and each of such Releasor's Associated Parties in accordance with its terms;

          (g) there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the best of the knowledge of such Releasor, threatened against such Releasor or any of such Releasor's Associated Parties that challenges or would challenge the execution and delivery of this General Release or the taking of any of the actions required to be taken by such Releasor under this General Release;

          (h) neither the execution and delivery of this General Release nor the performance hereof will (i) result in any violation or breach of any agreement or other instrument to which such Releasor or any of such Releasor's Associated Parties is a party or by which such Releasor or any of such Releasor's Associated Parties is bound, or (ii) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which such Releasor or any of such Releasor's Associated Parties is subject; and

          (i) no authorization, instruction, consent or approval of any person or entity is required to be obtained by such Releasor or any of such Releasor's Associated Parties in connection with the execution and delivery of this General Release or the performance hereof.

     5. Indemnification. Without in any way limiting any of the rights or remedies otherwise available to any Releasee, each Releasor, severally for itself, and not jointly with any other Releasor, shall indemnify and hold harmless each Releasee against and from any loss, damage, injury, harm, detriment, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge or expense (including attorneys' fees but specifically excluding in all cases any loss of profits or consequential damages) that is directly or indirectly suffered or incurred at any time by such Releasee, or to which such Releasee otherwise becomes subject at any time, and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, (a) any failure on the part of such Releasor to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation, representation, warranty or other provision contained herein, or (b) the assertion or purported assertion of any of the Released Claims by such Releasor or any of such Releasor's Associated Parties.

     6. Miscellaneous.

     (a) This General Release sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the Releasors and Releasees relating to the subject matter hereof.

     (b) If any provision of this General Release or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) such invalidity or enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this General Release. If any provision of this General Release or any part of such provision is held to be unenforceable against any Releasor, then the unenforceability of such provision or part thereof against such Releasor shall not affect the enforceability thereof against any other Releasor. Each provision of this General Release is separable from every other provision of this General Release, and each part of each provision of this General Release is separable from every other part of such provision.

     (c) This General Release shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware as such laws apply to an agreement made and performed in such state between Delaware residents (without giving effect to principles of conflicts of laws).

     (d) This General Release may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     (e) Each Releasor shall execute and/or cause to be delivered to each Releasee such instruments and other documents, and shall take such other actions, as such Releasee may reasonably request for the purpose of carrying out or evidencing any of the actions contemplated by this General Release.

     (f) If any legal action or other legal proceeding relating to this General Release or the enforcement of any provision hereof is brought by any Releasor or Releasee, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements to the extent actually incurred (in addition to any other relief to which the prevailing party may be entitled).

     (g) This General Release shall be effective with respect to, and shall be binding upon and enforceable against, each Releasor who executes this General Release, regardless of whether any of the other Releasors executes this General Release.

     (h) Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

     (i) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this General Release.

     (j) As used in this General Release, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation."

     IN WITNESS WHEREOF, the Releasors have caused this General Release to be executed as of the date first above written.

                                   RELEASOR(S):

                                   By:
                                                     (Signature)

                                   Name of Releasor:
                                                       (Please Print)

                                   Name of Signatory:
                                                 (if Releasor is an Entity)

                                   Title of Signatory:
                                                (if Releasor is an Entity)

                                   EXHIBIT A

                                   RELEASORS

Media One Interactive Services, Inc.

GolfData Corporation

Total Sports Inc.

The New York Times Company Magazine Group, Inc.

Otto Candies, Inc.

                                                                       EXHIBIT G

                              QUOKKA SPORTS, INC.

                        AMENDED AND RESTATED INVESTORS'
                                RIGHTS AGREEMENT
                          AS OF                , 2000

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
SECTION 1. GENERAL..................................................  A-69
  1.1   Definitions.................................................  A-69

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER...................  A-71
  2.1   Restrictions on Transfer....................................  A-71
  2.2   Demand Registration.........................................  A-72
  2.3   Piggyback Registrations.....................................  A-73
  2.4   Form S-3 Registration.......................................  A-74
  2.5   Form S-3 Registration for ZoneNetwork Registrable
        Securities..................................................  A-75
  2.6   Form S-3 Registration for Golf.com Registrable Securities...  A-77
  2.7   Expenses of Registration....................................  A-78
  2.8   Obligations of the Company..................................  A-78
  2.9   Termination of Registration Rights..........................  A-79
  2.10  Delay of Registration; Furnishing Information...............  A-79
  2.11  Indemnification.............................................  A-79
  2.12  Assignment of Registration Rights...........................  A-81
  2.13  Amendment of Registration Rights............................  A-81
  2.14  Limitation on Subsequent Registration Rights................  A-81
  2.15  "Market Stand-Off" Agreement................................  A-81
  2.16  Rule 144 Reporting..........................................  A-82

SECTION 3. AFFIRMATIVE COVENANTS OF THE INVESTORS...................  A-82
  3.1   Confidential Information, Etc...............................  A-82

SECTION 4. MISCELLANEOUS............................................  A-82
  4.1   Governing Law...............................................  A-82
  4.2   Survival....................................................  A-82
  4.3   Successors and Assigns......................................  A-82
  4.4   Entire Agreement............................................  A-83
  4.5   Severability................................................  A-83
  4.6   Amendment and Waiver........................................  A-83
  4.7   Delays or Omissions.........................................  A-83
  4.8   Notices.....................................................  A-83
  4.9   Attorneys' Fees.............................................  A-83
  4.10  Titles and Subtitles........................................  A-84
  4.11  Counterparts................................................  A-84
  4.12  Protection of Confidential Information......................  A-84
  4.13  Disclosure of Terms: Press Releases.........................  A-84

                              QUOKKA SPORTS, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Rights
Agreement") is entered into as of the        day of        , 2000, by and among
Quokka Sports, Inc., a Delaware corporation (the "Company") and the holders of the Company's Common Stock and Warrants set forth on Exhibit A hereto (the "Investors"). This Rights Agreement amends, restates and supersedes in its entirety that certain Amended and Restated Investors' Rights Agreement dated March 31, 2000 (the "Original Investors' Rights Agreement") which was entered into in connection with the Company's issuance of shares of its Common Stock to the stockholders of ZoneNetwork.com, Inc. pursuant to that certain Agreement and Plan of Merger dated March 1, 2000 (the "Agreement and Plan of Merger").

                                    RECITALS

     WHEREAS, the Company and certain of its current stockholders and warrant holders entered into the Original Investors' Rights Agreement; and

     WHEREAS, the Company will issue shares of its Common Stock to certain members of Golf.com, L.L.C. pursuant to that certain Purchase Agreement and Plan of Reorganization dated June 8, 2000 (the "Agreement"); and

     WHEREAS, pursuant to the Agreement, the Company agreed to solicit the consent of the Investors (as such term was defined in the Original Investors' Rights Agreement) to amend and restate the Original Investors' Rights Agreement in order to include the shares of Common Stock issued pursuant to the Agreement as set forth herein; and

     WHEREAS, the parties hereto desire to amend the Original Investors' Rights Agreement as described above;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Rights Agreement and in the Agreement, the parties mutually agree as follows:

SECTION 1. GENERAL

     1.1 Definitions. As used in this Rights Agreement the following terms shall have the following respective meanings:

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "Golf.com Registrable Securities" means any of the shares of the Company's Common Stock issued pursuant to the Agreement.

     "Holder" means any person owning of record any shares of the Shares, Warrants or Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section
2.12 hereof.

     "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act, which occurred on July 27, 1999.

     "Non-Voting Common Stock" means such shares of the Company's Non-Voting Common Stock sold pursuant to the Common Stock Purchase Agreement dated April 12, 1997 or the Common Stock Purchase Agreement dated January 31, 1997.

     "Old Registrable Securities" means (i) any of the Shares, if such Shares are shares of the Company's Voting Common Stock; (ii) any shares of the Company's Voting Common Stock issued pursuant to the exercise of the Warrants; and (iii) any shares of the Company's Voting Common Stock issued as (or issuable upon the conversion or exercise of any warrants, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities or the Warrants.

     "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or documents.

     "Registrable Securities" shall mean the Golf.com Registrable Securities, ZoneNetwork Registrable Securities and the Old Registrable Securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor's rights under Section 2 of this Rights Agreement are not assigned or
(iii) held by a Holder whose registration rights have expired under Section 2.9 hereto.

     "Registrable Securities then outstanding" shall be the number of shares that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Fifteen Thousand Dollars ($15,000) of a single special counsel for the Holders (which counsel shall be selected by the holders of a majority of the Registrable Securities and subject to the approval of the Company, which approval shall not be unreasonably withheld), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "SEC" or "Commission" means the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

     "Series A Preferred" means the Company's Series A Preferred Stock that was converted into Common Stock upon the initial public offering of the Company's equity securities.

     "Series B Preferred" means the Company's Series B Preferred Stock that was converted into Common Stock upon the initial public offering of the Company's equity securities.

     "Series C Preferred" means the Company's Series C Preferred Stock that was converted into Common Stock upon the initial public offering of the Company's equity securities.

     "Series D Preferred" means the Company's Series D Preferred Stock that was converted into Common Stock upon the initial public offering of the Company's equity securities.

     "Shares" shall mean (i) the Company's Common Stock issued upon conversion of the Series D Preferred, (ii) the Company's Common Stock issued upon conversion of the Series C Preferred, (iii) the Company's Common Stock issued upon conversion of the Series B Preferred, (iv) the Company's Common Stock issued upon conversion of the Series A Preferred, (v) the Company's Voting Common Stock issued pursuant to that certain Common Stock Purchase Agreement dated August 19, 1997 by and among the Company and the Purchasers set forth on Exhibit A thereto, (vi) the Company's Voting Common Stock and Voting Common Stock issued upon conversion of the Non-Voting Common Stock issued pursuant to that certain Common Stock Purchase Agreement dated April 2, 1997 by and between the Company and Richard H. Williams and (vii) the Company's Voting Common Stock issued pursuant to that certain Common Stock Purchase Agreement dated January 31, 1997 between the Company and Quokka Sports Pty Ltd. as trustee for Ozware Developments Unit Trust.

     "Warrants" means (i) the warrants to purchase Voting Common Stock of the Company issued pursuant to that certain Note and Warrant Purchase Agreement dated October 31, 1997 among the Company and the Purchasers set forth on Exhibit A thereto and (ii) the warrants, if any, held by Intel Corporation, MediaOne Interactive Services, Inc. ("MediaOne"), any affiliate of MediaOne to whom such warrants have been originally issued, NBC/Quokka Ventures, LLC or its assigns, Comdisco, Inc. or its assigns, Championship Auto Racing Teams, Inc. or its assigns and @Home or its assigns.

     "ZoneNetwork Registrable Securities" means any of the shares of the Company's Common Stock issued pursuant to the Agreement and Plan of Merger.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

     2.1  Restrictions on Transfer.

     (a) Each Holder agrees not to make any disposition of all or any portion of the Non-Voting Common Stock, Shares or Registrable Securities unless and until:

          (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (ii) (A) The disposition is made under Rule 144 or its equivalent, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (C) such Holder shall have furnished the Company with an opinion of counsel that such disposition will not require registration under the Securities Act if reasonably requested by the Company, which request shall only be made in unusual circumstances; or

          (iii) (A) The transferee has agreed in writing to be bound by the terms of this Rights Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. Notwithstanding anything to the contrary in this Section 2.1(a)(iii), any Holder of Golf.com Registrable Securities may engage in derivative, hedging or similar transactions (each, a "Derivative Transaction") without complying with the requirement set forth in subsection (A) above, provided that: (i) such Derivative Transaction complies with the other restrictions set forth in this Section 2.1; (ii) such Derivative Transaction does not have a settlement date (the date on which the ownership of the underlying Registrable Securities should be transferred) prior to one year from the date hereof; and (iii) the transferee in such Derivative Transaction shall have no registration rights under this Rights Agreement until such transferee has agreed in writing to be bound by the terms of this Rights Agreement.

          (iv) Notwithstanding the provisions of paragraphs (i), (ii) and (iii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, or to a wholly-owned subsidiary or an affiliate of such corporation (the term "affiliate" being defined herein as any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, with "control" meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities or voting interests, by contract or otherwise), (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided any such transferee will be subject to the terms of this Rights Agreement to the same extent as if he were an original Holder hereunder.

     (b) Each certificate representing the Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Rights Agreement) be stamped or otherwise imprinted with legends substantially

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similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Rights Agreement):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

     (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  Demand Registration.

     (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $10,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. Notwithstanding any provision herein to the contrary, (i) one hundred percent (100%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of this Section 2.2(a) until the date six (6) months from the date of the Original Investors' Rights Agreement, and thereafter fifty percent (50%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding until the date twelve (12) months from the date of the Original Investors' Rights Agreement and (ii) one hundred percent (100%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of exercising the demand rights set forth in this Section 2.2(a) until the date six (6) months from the date hereof, and thereafter fifty percent (50%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of exercising the demand rights set forth in this Section 2.2(a) until the date twelve (12) months from the date hereof; provided that the restrictions set forth in this sentence shall not be interpreted to limit the ability of any Holder of Golf.com Registrable Securities from exercising their rights pursuant to Section 2.3 hereunder.

     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.3 or 2.4 and the Company shall include such information in

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the written notice referred to in Section 2.4(a) or Section 2.7(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities which would otherwise be underwritten pursuant hereto on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

     (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

          (i) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective by the SEC; or

          (ii) if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve
     (12) month period.

     2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements under Sections 2.2, 2.4, 2.5 or 2.6 or relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding any provision herein to the contrary, (i) one hundred percent (100%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities for the purposes of this Section 2.3 until the date six (6) months from the date of the Original Investors' Rights Agreement, and thereafter fifty percent (50%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities until the date twelve (12) months from the date of the Original Investors' Rights Agreement and
(ii) fifty percent (50%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities for the purposes of this Section 2.3 until the date twelve (12) months from the date hereof.

          (a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Rights Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders who wish to sell in such offering; and third, to any shareholder of the Company (other than a Holder of Registrable Securities) on a pro rata basis. Notwithstanding the immediately preceding sentence, in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration. In no event will shares of any other selling shareholder be included in any such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of more than fifty percent (50%) of the Registrable Securities proposed to be sold in the offering. Notwithstanding anything to the contrary in this Section 2.3(a), (i) in the event of a registration pursuant to Section 2.5 in which the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first, to the Holders of ZoneNetwork Registrable Securities; second, to the Company; third, to other Holders on a pro rata basis based on the total number of Registrable Securities held by such other Holders who wish to sell in such offering; and fourth, to any shareholder of the Company (other than a Holder of ZoneNetwork Registrable Securities or other Registrable Securities) on a pro rata basis or (ii) in the event of a registration pursuant to Section 2.6 in which the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first, to the Holders of Golf.com Registrable Securities; second, to the Company; third, to other Holders on a pro rata basis based on the total number of Registrable Securities held by such other Holders who wish to sell in such offering; and fourth, to any shareholder of the Company (other than a Holder of Golf.com Registrable Securities or other Registrable Securities) on a pro rata basis.

          (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
     Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.7 hereof.

     2.4 Form S-3 Registration. In the event the Company shall receive a written request from the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's or Initiating Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given to the Company by any such other Holder or Holders within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

             (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

             (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, or

             (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for (a) a period of not more than sixty (60) days after receipt of the request of the Initiating Holder or Initiating Holders under this Section 2.4; and (b) a period of not more than thirty (30) days after the lapse of the sixty (60) day deferral referenced in
        Section 2.4(b)(iii)(a) immediately above; provided, that such rights to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

             (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4,

             (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Registered Securities would not, on account of this limitation, be available for offer and sale in at least twenty states, or

             (vi) if the Company has, within the one hundred eighty (180) day period preceding the date of such request, effected a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145).

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

Notwithstanding any provision herein to the contrary, (i) one hundred percent (100%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of this Section 2.4 until the date six (6) months from the date of the Original Investors' Rights Agreement, and thereafter fifty percent (50%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding until the date twelve (12) months from the date of the Original Investors' Rights Agreement (ii) one hundred percent (100%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of exercising the demand rights set forth in this Section 2.4 until the date six (6) months from the date hereof, and thereafter fifty percent (50%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Registrable Securities then outstanding for the purposes of exercising the demand rights set forth in this Section 2.4 until the date twelve (12) months from the date hereof; provided that the restrictions set forth in this sentence shall not be interpreted to limit the ability of any Holder of Golf.com Registrable Securities from exercising their rights pursuant to Section 2.3 hereunder.

     2.5  Form S-3 Registration for ZoneNetwork Registrable
Securities. Following the date six months from the date of the Original Investors' Rights Agreement, in the event the Company shall receive a written request from the Holders of more than fifty percent (50%) of the ZoneNetwork Registrable Securities then outstanding (the "ZoneNetwork Initiating Holders") that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the ZoneNetwork Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such ZoneNetwork Initiating Holder's or ZoneNetwork Initiating Holders' ZoneNetwork Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given to the Company by any such other Holder or Holders within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
     Section 2.5:

             (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

             (ii) if the Holders propose to sell ZoneNetwork Registrable Securities at an aggregate price to the public of less than $10,000,000, or

             (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for (a) a period of not more than sixty (60) days after receipt of the request of the ZoneNetwork Initiating Holder or ZoneNetwork Initiating Holders under this Section 2.5; and (b) a period of not more than thirty (30) days after the lapse of the sixty (60) day deferral referenced in Section 2.5(b)(iii)(a) immediately above; provided, that such rights to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

             (iv) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.5,

             (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Registrable Securities would not, on account of this limitation, be available for offer and sale in at least twenty states, or

             (vi) if the Company has, within the one hundred eighty (180) day period preceding the date of such request, effected a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145).

Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the ZoneNetwork Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Notwithstanding any provision herein to the contrary, in the event the Company so elects, the Company shall be able to include other equity securities of the Company is such Form S-3 registration statement, provided that such inclusion does not reduce the number of ZoneNetwork Registrable Securities included therein.

     Notwithstanding any provision herein to the contrary, fifty percent (50%) of the ZoneNetwork Registrable Securities held by each Holder of ZoneNetwork Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the ZoneNetwork Registrable Securities then outstanding for the purposes of this Section 2.5 until the date twelve (12) months from the date of the Original Investors' Rights Agreement.

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     2.6  Form S-3 Registration for Golf.com Registrable Securities. Following
the date six months from the date hereof, in the event the Company shall receive a written request from the Holders of more than fifty percent (50%) of the Golf.com Registrable Securities then outstanding (the "Golf.com Initiating Holders") that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Golf.com Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Golf.com Initiating Holder's or Golf.com Initiating Holders' Golf.com Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given to the Company by any such other Holder or Holders within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.6:

             (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

             (ii) if the Holders propose to sell Golf.com Registrable Securities at an aggregate price to the public of less than $10,000,000, or

             (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for (a) a period of not more than sixty (60) days after receipt of the request of the Golf.com Initiating Holder or Golf.com Initiating Holders under this Section 2.6; and (b) a period of not more than thirty (30) days after the lapse of the sixty (60) day deferral referenced in Section 2.6(b)(iii)(a) immediately above; provided, that such rights to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

             (iv) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.6,

             (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Registrable Securities would not, on account of this limitation, be available for offer and sale in at least twenty states, or

             (vi) if the Company has, within the one hundred eighty (180) day period preceding the date of such request, effected a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145).

Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Golf.com Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Notwithstanding any provision herein to the contrary, in the event the Company so elects, the Company shall be able to include other equity securities of the Company is such Form S-3 registration statement, provided that such inclusion does not reduce the number of Golf.com Registrable Securities included therein.

     Notwithstanding any provision herein to the contrary, fifty percent (50%) of the Golf.com Registrable Securities held by each Holder of Golf.com Registrable Securities, and each such Holder's permitted transferees or assignees, shall not be included in the Golf.com Registrable Securities then outstanding for the purposes of this Section 2.6 until the date twelve (12) months from the date hereof.

     2.7  Expenses of Registration. Except as specifically provided in this
Section 2.7, all Registration Expenses incurred in connection with any registration under Section 2.2, Section 2.3, Section 2.4, Section 2.5 or Section
2.6 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares sold. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2, in which event such right shall be forfeited by all Holders). Additionally, the Company shall not be required to pay for expenses in any registration proceeding begun pursuant to Section 2.4,
Section 2.5 or Section 2.6, the request of which has been subsequently withdrawn by the Holders of the Registrable Securities to be included therein unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or
(b) the Holders of a majority of Registrable Securities agree that such registration shall be deemed a completed registration for the purpose of Section 2.4(b), 2.5(b) or 2.6(b), as applicable. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the Holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which such registration was requested.

     2.8 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities being registered by them.

          (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Registered Securities would not, on account of this limitation, be available for offer and sale in at least twenty states.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly file, and use reasonable efforts to cause to become effective, an amendment to such registration statement to cause such registration statement not to include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
     (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

     2.9 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect ten
(10) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (i) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (ii) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Company's outstanding Common Stock (treating all shares of convertible Preferred Stock on an as converted basis) and (iii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144(k) or all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

     2.10  Delay of Registration; Furnishing Information

     (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3, 2.4, 2.5 or 2.6 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     2.11 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 2.2, 2.3, 2.4, 2.5 or 2.6:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, affiliates, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse (as and when incurred from time to time) each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, affiliate, director, underwriter or controlling person of such Holder.

          (b) To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, affiliates and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, affiliate, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder, severally and not jointly, will reimburse (as and when incurred from time to time) any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this
     Section 2.11 exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
     2.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding or if the counsel retained by the indemnifying party fails to assume the representation of the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.11, except to the extent that the indemnifying party is materially prejudiced by such delay, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.11.

          (d) If the indemnification provided for in this Section 2.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

          (e) The obligations of the Company and Holders under this Section 2.11 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to any transferee or assignee of Registrable Securities which (i) is a person or entity which holds Registrable Securities pursuant to a transfer permitted by Section 2.1(a)(iii) or Section 2.1(a)(iv), or (ii) acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, it being understood that, until such time as the Company receives such written notice, the Company is under no obligation to treat such transferee or assignee as a holder of registration rights, and (B) such transferee shall agree to be subject to all restrictions set forth in this Rights Agreement.

     2.13 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding, provided that such amendment or waiver does not differentiate among similarly situated stockholders. Any amendment or waiver effected in accordance with this Section 2.13 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.14 Limitation on Subsequent Registration Rights. After the date of this Rights Agreement, the Company shall not, without the prior written consent of the Holders of more than fifty percent (50%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

     2.15 "Market Stand-Off" Agreement. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed ninety (90) days following the effective date of each registration statement filed by the Company, provided that all officers and directors of the Company enter into similar agreements and that, to the extent that any such officer or director is released from any such agreement, the Holders shall also be released to such extent from the restriction contained in this Section 2.15. Nothing in this Section 2.15 shall limit the ability of any Holder of Golf.com Registrable Securities from engaging in derivative, hedging or similar transactions in compliance with Section 2.1 hereof.

     Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The obligations described in this Section 2.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said ninety (90) day period.

     2.16 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. AFFIRMATIVE COVENANTS OF THE INVESTORS

     3.1 Confidential Information, Etc. In addition to the provision set forth in Sections 6.12 and 6.13, each Investor agrees that (a) all information received by such Investor pursuant to the Original Investor Rights Agreement or any predecessor thereof and (b) any other information, including without limitation information relating to the Company's customers, technology, processes or formulas, that (i) is disclosed by the Company to such Investor and
(ii) is identified by the Company as being confidential or proprietary, shall be considered confidential information. Each Investor further agrees that such Investor shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party other than such Investor's counsel or accountants nor shall such Investor use such confidential information for any purpose other than evaluation of such Investor's investment in the Company; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any such information that (1) was available to the public prior to disclosure by the Company, (2) becomes available to the public through no fault of such Investor, (3) is disclosed to such Investor on a non-confidential basis by a third party, provided that the Investor determines after reasonable inquiry that the third party has a legal right to make such disclosure or (4) is independently developed by such Investor.

SECTION 4. MISCELLANEOUS

     4.1 Governing Law. This Rights Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     4.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of

Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     4.4 Entire Agreement. This Rights Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     4.5 Severability. In case any provision of this Rights Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.6  Amendment and Waiver.

     (a) Except as otherwise expressly provided, this Rights Agreement may be amended or modified only upon the written consent of the Company and the holders of more than fifty percent (50%) of the Registrable Securities; provided, however, that if such amendment or waiver differentiates among similarly situated stockholders or materially, adversely affects specific stockholders or groups of stockholders then the consent of the holders of more than fifty percent (50%) of the Registrable Securities held by such affected stockholders or group of stockholders shall additionally be required.

     (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Rights Agreement may be waived only with the written consent of the holders of more than fifty percent (50%) of the Registrable Securities; provided, however, that if such amendment or waiver differentiates among similarly situated stockholders or materially, adversely affects specific stockholders or groups of stockholders then the consent of the holders of more than fifty percent (50%) of the Registrable Securities held by such affected stockholders or group of stockholders shall additionally be required.

     (c) Each Holder acknowledges that by the operation of this Section 4.6, the holders of more than fifty percent (50%) of the Registrable Securities may have the right and power to diminish or eliminate all rights of such Holder under this Rights Agreement.

     (d) Notwithstanding the foregoing, this Rights Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

     4.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Rights Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Rights Agreement or any waiver on such Holder's part of any provisions or conditions of this Rights Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Rights Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     4.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, or (v) if earlier, upon receipt. All communications shall be sent to the party to be notified at the address as set forth on Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     4.9 Attorneys' Fees. In the event that any dispute among the parties to this Rights Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Rights Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     4.10 Titles and Subtitles. The titles of the sections and subsections of this Rights Agreement are for convenience of reference only and are not to be considered in construing this Rights Agreement.

     4.11 Counterparts. This Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     4.12 Protection of Confidential Information. The investment in the Company by Intel Corporation ("Intel"), including the specific terms thereof, shall be considered confidential information (the "Confidential Information") and shall not be disclosed by the Company or any other party to this Rights Agreement to any third party, subject to Section 4.13 below. Each party shall immediately notify the other parties of any information that comes to its attention which might indicate that there has been a loss of confidentiality with respect to the Confidential Information. In the event that the Company or any other party becomes legally compelled (by statute or regulation or by oral questions, interrogatories, request for information or documents, subpoena, criminal or civil investigative demand or similar process, including without limitation, in connection with any public or private offering of the Company's capital stock) to disclose any of the Confidential Information, such party (the "Disclosing Party") shall provide the other party (the "Non-Disclosing Party") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and commercially reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the Confidential Information which is legally required and shall exercise commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information to the extent reasonably requested by the Non-Disclosing Party. The provisions of this Section 4.12 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by Intel and the Company with respect to any collaboration or similar agreement.

     4.13 Disclosure of Terms: Press Releases. Notwithstanding the provisions of Section 4.12 above, from and after the Closing (as defined in that certain Series C Preferred Stock Purchase Agreement dated December 23, 1998) the Company may disclose the Confidential Information, (i) solely to the Company's investors, investment bankers, lenders, accountants, legal counsel, business partners, and bona fide prospective investors, employees, lenders and business partners, in each case only where such persons or entities are under appropriate nondisclosure obligations and (ii) as may be required pursuant to the Securities Act or Exchange Act. In addition, the Company may disclose the fact that Intel is an investor in the Company to third parties without the requirement for nondisclosure agreements. Within sixty (60) days of the Closing, the Company may issue a press release disclosing that Intel has invested in the Company, provided that the release does not disclose the amount or other specific terms of the investment and is approved in advance in writing by Intel. Intel, at its sole discretion, may provide an executive quote or other material regarding its investment in the Company. Except for such disclosure and press release, no other announcement regarding Intel's investment in the Company in a press conference, in any professional or trade publication, in any marketing materials or otherwise to the general public may be made without the prior written consent of Intel, which consent may be withheld at the sole discretion of Intel. Notwithstanding the foregoing and the provisions of Section 4.12 above, from and after the Closing, Intel may disclose its investment in the Company and the terms thereof to third parties or to the public at its discretion, and the Company shall have the right to disclose to third parties any information disclosed by Intel in a press release or other public announcement or document. If the Company or Intel determines that any disclosure not otherwise authorized by this Section 4.13 is required by law or regulation, then the provisions of
Section 4.12 regarding disclosure of Confidential Information by a Disclosing Party shall govern. Notwithstanding the provisions of Section 4.12 above, from and after the Closing, any party hereunder may disclose the Confidential Information as may be required pursuant to the Securities Act or Exchange Act.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                           INVESTORS:
QUOKKA SPORTS, INC.

By:                                                By:
    ----------------------------------------       ----------------------------------------
    Alan Ramadan
    President
                                                   Name of Investor:
                                                                       ------------------------

                                                   Name of Signatory:
                                                                        -----------------------
                                                                        (if applicable)

                                                   Title of Signatory:
                                                                      -------------------------
                                                                      (if applicable)

               [AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                   EXHIBIT A

                                   ADDRESSES

THE COMPANY

     Quokka Sports, Inc.
     525 Brannan Street, Ground Floor
     San Francisco, CA 94107
     Attention: Mr. Alan Ramadan
     Telephone: 415-908-3800
     Fax: 415-908-1841

INVESTORS

     Mr. Richard H. Williams
     Incline Village
     625 Anderson Drive
     P.O. Box 4281
     Incline Village, NV 89450
     Telephone: 415-782-6050
     Fax: 415-292-7544

     Bayview Investors Ltd.
     c/o Robertson, Stephens & Company
     555 California Street
     23rd Floor
     San Francisco, CA 94104
     Attn: Sy Kaufman
     Telephone: 415-676-2618
     Fax: 415-676-2650

     Wakefield Group II LLC
     1110 East Morehead
     Charlotte, NC 28204
     Attn: Mike Elliott
     Telephone: 704-372-0355
     Fax: 704-372-8978

     Bregman Revocable Trust u/a/d 8/21/92
     Walter W. Bregman, ttee
     Roberta F. Bregman, ttee
     4629 Vista de la Tierra
     Del Mar, CA 92014
     Telephone: 619-792-6185
     Fax: 619-792-9285

     Roel Pieper
     Koninklijke Philips Electronics
     Rembrand Tower HRT24
     Amstelplein 1
     NL-1096HA Amsterdam
     Netherlands
     Telephone: +31 (20) 59 77 162
     Fax: +31 (20) 59 77 160

     Alan Ramadan
     c/o Quokka Sports, Inc.
     Ground Floor
     525 Brannan Street
     San Francisco, CA 94107
     Telephone: 415-908-3800
     Fax: 415-908-1841

     Pogmohane Partners, L.P.
     c/o Alan Ramadan, General Partner
     Quokka Sports, Inc.
     Ground Floor
     525 Brannan Street
     San Francisco, CA 94107
     Telephone: 415-908-3800
     Fax: 415-908-1841

     (with a copy to: John J. Buttita
     Altheimer & Gray Law Offices
     10 South Wacker Drive
     Chicago, Illinois 60606-7482
     Telephone: 312-715-4000
     Fax: 312-715-4800)

     John Bertrand
     c/o Quokka Sports, Inc.
     Ground Floor
     525 Brannan Street
     San Francisco, CA 94107
     Telephone: 415-908-3800
     Fax: 415-908-1841

     Intel Corporation
     c/o Tamiko Hutchinson
     2200 Mission College Blvd. SC4-210
     Santa Clara, CA 95052-8119
     Telephone: (408) 765-5636
     Fax: (408) 765-6038

     Steve Nelson
     c/o Quokka Sports, Inc.
     Ground Floor
     525 Brannan Street
     San Francisco, CA 94107
     Telephone: 415-908-3800
     Fax: 415-908-1841

     Media Technology Ventures, L.P.
     Media Technology Ventures Entrepreneurs Fund, L.P.
     Media Technology Equity Partners, L.P.
     One First Street, Suite Two
     Los Altos, CA 94022
     Attn: Barry M. Weinman
     Telephone: 415-949-9862
     Fax: 415-949-8510

     Trinity Ventures Ltd.
     Trinity Ventures V, L.P.
     Trinity V, side-by-side fund, L.P.
     c/o Mr. James G. Shennan, Jr.
     3000 Sand Hill Road
     Bldg. 1, Suite 240
     Menlo Park, CA 94025
     Telephone: 650-854-9500
     Fax: 650-854-9501

     GC&H Investments
     c/o Cooley Godward LLP
     One Maritime Plaza, 20th Floor
     San Francisco, CA 94111-3580
     Attn: John Cardoza
     Telephone: 415-693-2000
     Fax: 415-951-3699

     Stanford University
     Stanford Management Company
     c/o Carol Gilmer
     2770 Sand Hill Road
     Menlo Park, CA 94025
     Telephone: 650-926-0244
     Fax: 650-854-9267

     Accel VI L.P.
     Accel Internet Fund II L.P.
     Accel Keiretsu VI L.P.
     Accel Investors '98 L.P.
     428 University Avenue
     Palo Alto, CA 94301
     Attn: Bruce Golden
     Telephone: 650-614-4800
     Fax: 650-614-4880

     (Copy to:
     Accel Partners
     One Palmer Square
     Princeton, NJ 08542
     Attn: G. Carter Sednaoui
     Telephone: (609) 683-4500
     Fax: (609) 683-0384)

     MediaOne Interactive Services, Inc.
     9000 E. Nichols Ave., Suite 100
     Englewood, CO 80112
     Attn: Natalie Egleston
     Telephone: 303-705-7680
     Fax: 303-705-5109

     The Karr Family 1982 Trust, dated 12/1/82, as amended
     Attn: Howard Karr
     1777 Borel Place, #408
     San Mateo, CA 94402
     Telephone: 650-574-5277
     Fax: 650-574-0310

     Outcast Communications, Inc.
     c/o Caryn Marooney
     1696B Green Street
     San Francisco, CA 94123
     Telephone: 510-596-0994
     Fax: 510-649-8895

     The Les Schmidt and JoAnne P. Hattum Family Trust U/T/D 4/8/92 c/o Quokka Sports, Inc.
     525 Brannan Street, Ground Floor
     San Francisco, CA 94107
     Attn: Les Schmidt
     Telephone: 415-908-3800
     Fax: 415-908-1841

     The Schmidt Family Irrevocable Trust Dtd. 12/27/95 FBO Caryn H. Schmidt The Schmidt Family Irrevocable Trust Dtd. 12/27/95 FBO Bryan P. Schmidt The Schmidt Family Irrevocable Trust Dtd. 12/27/95 FBO Taylor G. Schmidt Charles H. Packer, Trustee
     c/o Quokka Sports, Inc.
     525 Brannan Street, Ground Floor
     San Francisco, CA 94107
     Attn: Les Schmidt
     Telephone: 415-908-3800
     Fax: 415-908-1841

     Charles Bates Thornton Trust
     Henry Haskell Rightor Thornton Trust
     Jane Cordelia Laney Thornton Trust
     Anne Chapman Thornton Trust
     Musick, Peeler & Garrett, LLP
     One Wilshire Blvd., Suite 2000
     Los Angeles, CA 90017
     Telephone: 213-629-7657
     Attn: Edward A. Landry

     The Ignite Group
     c/o Steve Payne, Venture Partner
     255 Shoreline Drive, Suite 510
     Redwood City, CA 94065
     Telephone: (650) 622-2030
     Fax: (650) 622-2015

     Omega Ventures II, L.P.
     Omega Ventures II Cayman, L.P.
     Crossover Fund II, L.P.
     Crossover Fund IIA, L.P.
     c/o Sy Kaufman
     555 California Street, 23rd Floor
     San Francisco, CA 94104
     Telephone: (415) 693-3311
     Fax: (415) 676-2556

     Michael Carter
     c/o Growth Phase Europe Ltd.
     50 Margravine Gardens
     London, England W6 8RJ

     (With a copy to:
     Growth Phase Europe
     349 Liberty Street
     San Francisco, CA 94114
     Attn: Matt Hall
     Telephone: (415) 385-5639
     Fax: (415) 641-4297)

     Gerardo Seeliger
     12 Elystan Street
     London SW3, England
     -- Send documents DHL to:
     SeeligerY Conde
     Velazquez, 18
     28001 Madrid, Espana
     Spain
     Telephone: +34 1 577 99 77
     Fax: +34 (1) 577 41 24

     Riemer 1991 Revocable Trust
     David Riemer
     1611 Bonita Avenue
     Berkeley, CA 94709
     Telephone: (415) 908-3800
     Fax: (415) 908-1841

     M. Elizabeth Sandell
     c/o Quokka Sports, Inc.
     525 Brannan Street, Ground Floor
     San Francisco, CA 94107
     Attn: Les Schmidt
     Telephone: (415) 908-3800
     Fax: (415) 908-1841

     Liberty QS, Inc.
     9197 South Peoria Street
     Englewood, CO 80112
     Attn: Bruce Ravenal
     Phone: (720) 875-5928
     Fax: (720) 875-7236
     E-mail: bruce@libertymedia.com

     (with a copy to General Counsel at the same Address)

     Hearst Communications, Inc.
     959 Eighth Avenue
     New York, NY 10019
     Attn: Scott English, Vice President
     Phone: (212) 649-2464
     Fax: (212) 582-7739
     E-mail: senglish@hearst.com

     MeriTech Capital Partners LP
     428 University Avenue
     Palo Alto, CA 94301
     Attn: Rob Ward
     Phone: (650) 330-5472
     Fax: (650) 614-4880
     E-mail: rward@meritechcapital.com

     Comcast Interactive Investments, Inc.
     1201 Market Street
     Suite 2201
     Wilmington, DE 19801
     Attn: Judie Dionglay, Vice President
     Phone: (302) 594-8701
     Fax: (302) 658-1600
     E-Mail: judie-dionglay@comcast.com

     AtHome Corporation
     425 Broadway Street
     Redwood City, CA 94063
     Attn: Suneet Wadhwa
     Phone: (650) 569-5139
     Fax: (650) 569-5139

     (with a copy to:
     Mark Stevens
     Excite @Home
     475 Broadway Street
     Redwood City, CA 94063
     Phone: (650) 298-4477
     Fax: (650) 298-4492)

Crossover Fund II
c/o Omega Ventures
     555 California Street, Suite 2350
     San Francisco, CA 94104
     Attn: Dan Dunn
     Phone: (415) 676-2931
     Fax: (415) 788-4665
     E-mail: dan-dunn@rsco.com

     Pivotal Partners, L.P.
     1 Embarcadero Center, 23rd Floor
     San Francisco, CA 94111
     Attn: Christopher Lord
     Phone: (415) 362-0292
     Fax: (415) 249-1555
     E-mail: clord@sf.amerindo.com

     BT (Netherlands) Holdings B.V.
     Overschiestraat 65
     1062 XD Amsterdam
     The Netherlands
     Attn: Company Secretary

     (with a copy to:
     Kerry Phillip
     Phone: 011-44-171-356-6389
     Fax: 011-44-171-356-4012
     E-mail: kerry.d.phillip@bt.com

     William Allison
     5503 30th Avenue NE. Apt. C
     Seattle, WA 98105

     Joel Altshule
     1339 N. Capri Dr.
     Pacific Palisades, CA 90272
     Phone: 310-459-1980

     Thomas Armor
     2029 Ocean Key Drive
     Boca Raton, FL 33498
     Tel: 561-451-2015

     Robert Arnold
     1001-4th Avenue Plaza, #4710
     Seattle, WA 98154
     Phone: 206-358-0333

     James Backer
     PO Box 9327
     Seattle, WA 98109

     Jolie Backer
     PO Box 9327
     Seattle, WA 98109

     John Ballantine
     1510 Grand Avenue
     Seattle, WA 98122
     Phone: 206-264-7600

     Robert E. Bayley
     5505 Lake Washington Blvd. #3E
     Seattle, WA 98033

     Frederick Blume
     5385 Old Stage Rd.
     Boulder, CO 80302-9412
     Phone: 303-444-1258

     Rodney Blumenstein
     Rod Asher & Asso
     7800 78th Ave. SE
     Mercer Island, WA 98040
     Phone: 206-232-2555

     BMK Investments
     c/o Phil Boren
     8560 NE Gordon Dr.
     Bainbridge Island, WA 98110
     Phone: 206-842-4601

     Rebecca Bradshaw
     1401 5th Avenue W, #1401
     Seattle, WA 98119

     Edward & Pamela Bridge
     PO Box 1908
     Seattle, WA 98111
     Phone: 206-448-8800

     Cliff Brooks
     2020 W. Beaver Lake Dr. SE
     Issaquah, WA 98027
     Phone: 206-329-9613

     James Bruton
     355 Capt. Thomas Blvd., #66
     West Haven, CT 06516
     Phone: 203-933-0598

     Todd Burleson
     121 Mercer Street
     Seattle, WA 98109

     Adam Chapman
     151 Calyer Street, #3
     Brooklyn, NY 11222

     Tim Choate
     Freeshop.com
     95 Jackson
     Seattle, WA 98104
     Phone: 206-441-9100 x 173

     Brent Cook
     CobWeb, Inc.
     1065 12th Avenue NE, Suite E2
     Issaquah, WA 98027
     Tel: 206-937-8804

     Gary Craig
     7900 SE 28th, #401
     Mercer Island, WA 98040
     Phone: 206-230-8144
     Fax: 206-236-2045

     Robert Crist
     2234 Killarney Way
     Bellevue, WA 98004
     Phone: 425-454-9120

     Steve Cullen
     iTango Software
     1015 Third Avenue, Suite 1000
     Seattle, WA 98104
     Phone: 206-624-6888 x212
     Fax: 206-624-8851

     Andy Weissman
     Dawntreader
     826 Broadway, 7th Floor
     New York, NY 10003
     Tel: 646-654-2600
     Fax: 646-654-2654

     David Eckert
     8355 Avalon Drive
     Mercer Island, WA 98040

     Dan Elenbaas
     13916 185th Ct NE
     Woodinville, WA 98072
     Phone: 425-702-9020

     Norm Ely
     PO Box 1442
     Grass Valley, CA 95945
     Tel: 530-477-5777

     Evergreen Partners
     1218 Third Ave., #1111
     Seattle, WA 98101

     Gary Ferguson
     13608 NE 36th Place
     Bellevue, WA 98005
     Phone: 425-895-8367

     Fingerhut Companies, Inc.
     c/o Michael Sherman
     4400 Baker Road
     Minnetonka, MN 55343
     Phone: 612-932-3585
     Fax: (612) 936-5412

     Eddie Fisher
     P.O. Box 1887
     Bellevue, WA 98009
     Phone: 206-285-4544

     John Fitzpatrick
     16709-168th Place NE
     Woodinville, WA 98072-8985
     Phone: 206-441-8285 x205

     Skip Franklin
     Phototrust.com
     1500-114th Avenue SE, #130
     Bellevue, WA 98004
     Phone: 425-468-9056
     Fax: (425) 468-9099

     Dr. Francis Galey
     35 Corthell Road
     Laramie, WY 82070
     Phone: 307-742-6322
     Fax: 307-755-5440

     Gretchen Garth
     16347 Inglewood Pl. NE
     Bothell, WA 98011
     Phone: 425-487-3037

     Scott Roberts
     The Genesis Group
     c/o eTranslate
     520 Third Street, Suite 505
     San Francisco, CA 94107
     Phone: 415-371-0000

     Todd Gilbertson
     16037 NE 165th St.
     Woodinville, WA 98072
     Phone: 206-489-9702

     Michael Goldfarb
     1420 5th Ave. #2625
     Seattle, WA 98101
     Phone: 206-346-9900

     Chuck Gottschalk
     ZoneNetwork.com
     1415 Western Avenue, Suite 300
     Seattle, WA 98101
     Tel: 206-621-8630 x102
     Fax: 206-903-8638

     Keith Grinstein
     1191 2nd Ave., Suite 1600
     Seattle, WA 98101
     Phone: 206-749-8350

     Bert Hafen
     Bear Stearns
     245 Park Avenue
     New York, NY 10167
     Phone: 800-926-4431

     Jim Harding
     23233 SE 47th Way
     Issaquah, WA 98029
     Phone: 425-391-0826

     Jeremy Jaech
     2211 Elliott Ave.
     Seattle, WA 98121
     Phone: 206-956-6510

     Marka Jenkins
     2101 4th Ave. #1250
     Seattle, WA 98121

     Kent Johnson
     13862 NE 8th, #C-306
     Bellevue, WA 98005
     Phone: 206-382-9961

     Neil (Nick) Keller
     3209 17th Ave. W
     Mercer Island, WA 98119
     Phone: 206-385-3300

     Gaylord Kellogg
     270 Lake Dell Avenue
     Seattle, WA 98122
     Phone: 206-726-9480

     Keough Investments, LLC
     Attn. Clarke Keough
     Allen & Company
     711 5th Avenue
     New York, NY 10022
     Phone: 212-832-8000
     Fax: 212-339-2362

     Frank Kitchell
     1218 Third Ave., #1111
     Seattle, WA 98101
     Phone: 206-623-2425

     J.B. Kuppe
     c/o Design Variations
     900 A Street, Suite 301
     San Rafael, CA 94903

     Melanie Lemaire
     901 1st Avenue N.
     Seattle, WA 98105
     Tel: 206-282-2833

     Chris Lewis
     2116 40th Ave. E
     Seattle, WA 98112
     Phone: 206-323-4573

     Johan Liedgren
     2017 11th Ave. E
     Seattle, WA 98102
     Phone: 206-329-8165

     Gary Linden
     4348 Hunts Point Rd.
     Bellevue, WA 98004

     Sarah Love-Sheehan
     6015 Woodlawn Place N.
     Seattle, WA 98103
     Tel: 206-621-8630 x176
     Fax: 206-621-0651

     Jeffrey S. Lum
     2651 134th Ave. NE
     Bellevue, WA 98005
     Phone: 425-936-8851

     David Lundquist
     c/o Louis Lundquist
     8621 NE 6th Street
     Medina, WA 98039
     Phone: 425-454-5830

     Louis Lundquist
     8621 NE 6th Street
     Medina, WA 98039
     Phone: 425-454-5830

     Sara Machlin
     1804 Republican #4
     Seattle, WA 98115
     Tel: 206-621-8630 x177
     Fax: 206-621-0651

     Marketwave, Inc.
     Attn. Steven Podradchik
     201 Queen Anne Ave. #401
     Seattle, WA 98109
     Phone: 206-682-6801

     Robin Marks
     1409 Funston Ave
     San Francisco, CA
     Tel: 415-564-5450

     Pamela McCabe
     2221 Federal Ave. E
     Seattle, WA 98102
     Phone: 206-323-6230

     Lance McIntosh
     20335 NE 61st Court
     Redmond, WA 98053
     Phone: 206-836-2878

     David Mencin
     P.O. Box 855
     Boulder, CO 80306
     Phone: 305-507-9535

     Morgen Walke Partners
     Attn. David Walke
     380 Lexington Ave., 50th Floor
     New York, NY 10168-5199
     Phone: 212-850-5600

     Furman & Susan Moseley
     310 39th Ave. E
     Seattle, WA 98112
     Phone: 206-224-5195

     MST Partnership
     c/o Tote
     1100 Olive Way, Suite 1100
     Seattle, WA 98101
     Phone: 206-628-9254

     Douglas Mullis
     1211-101st Place NE
     Bellevue, WA 98004
     Tel: 206-621-8630 x105

     Ronald Neubauer
     315 2nd Ave. S
     Seattle, WA 98104
     Phone: 206-622-7050

     Harold Nizamian
     Timeless Toys
     1165 Chess Drive, #C
     San Mateo, CA 94404-1113
     Phone: 650-856-1124
     Fax: 650-856-1138

     Daniel Nordstrom
     Nordstrom's
     600 University Ave, #600
     Seattle, WA 98101
     Phone: 206-373-4040
     Fax: 206-373-4035

     John Nyberg
     700 Kalmia Place NW
     Issaquah, WA 98027
     Phone: 206-392-6036

     Peter O'Dell
     10023 NE 155th St.
     Bothell, WA 98011
     Phone: 425-785-6247

     Timothy O'Keefe
     P.O. Box 5045
     Bellevue, WA 98009
     Phone: 206-454-6805

     Tom O'Keefe
     2020 Evergreen Point Rd.
     Medina, WA 98039
     Phone: 206-233-2071

     S. B. Olney
     1929 Mill Pointe Dr. SE
     Mill Creek, WA 98012
     Phone: 425-406-6069

     Suzanne Olsen
     C/o CobWeb
     1065 12th Avenue NW, Suite E2
     Issaquah, WA 98027
     Tel: 425-392-4535
     Fax: 425-392-4726

     Randy Ottinger
     18 Brook Bay Rd.
     Mercer Island, WA 98040-4622
     Phone: 206-747-7277

     Carol Padelford
     1421 39th Ave. E
     Seattle, WA 98112
     Phone: 206-323-7860

     John Parkey
     2425 60th Ave. SE
     Mercer Island, WA 98040
     Phone: 206-889-2999
     Fax: 206-889-0661

     Mitch Pindus
     228 S. Medio Drive
     Los Angeles, CA 90049
     Tel: 800-421-4314

     Greg Prosl
     1827 N 55th
     Seattle, WA 98103
     Phone: 206-621-8630 x190
     Fax: 206-621-0651

     Hans Prosl
     908 Florida Street, #6
     Huntington Beach, CA 92648

     Christine Raedeke
     220 N 57th
     Seattle, WA 98103

     Gordon Raine
     1424 4th Avenue, #710
     Seattle, WA 98101

     Howard Rheingold
     306 Poplar
     Mill Valley, CA 94941

     Kenneth Robertson
     6109 224 Ave., NE
     Redmond, WA 98053
     Phone: 425-936-5894

     Scot Schmidt
     1000 Hidden Valley Rd.
     Soquel, CA 95073

     Manfred Schmiedl
     21721 NE 103rd St.
     Redmond, WA 98053
     Phone: 425-868-7150

     Jeff Schoenfeld
     J-Max Capital
     1420 5th Ave., #2200
     Seattle, WA 98101
     Phone: 206-224-3499

     Walter Schoenfeld
     Access Long Distance
     999 Third Avenue, #3800
     Seattle, WA 98104
     Phone: 206-448-2700
     Fax: (206) 441-7027

     Andy Sturner
     Sportsline.com
     6340 NW 5th Way
     Fort Lauderdale, FL 33309
     Tel: 954-351-2120

     Bob Taylor
     3901 Second Avenue, NE, #401
     Seattle, WA 98105
     Phone: 206-633-3388

     The Stusser Group
     Attn. Leslie Stusser
     1107 1st Ave., #1904
     Seattle, WA 98101
     Phone: 206-343-9940

     Robert & Anne Thomas
     606 Wellington Avenue
     Seattle, WA 98122
     Phone: 206-325-0207

     Rick Thompson
     4721 91st Ave. NE
     Bellevue, WA 98004
     Phone: 206-455-1953
     Fax: 206-455-1938

     Todd Tibbetts
     10024-9th Avenue NW
     Seattle, WA 98177
     Tel: 206-621-8630 x135
     Fax: 206-621-0651

     Vans, Inc.
     Attn. Craig Gosselin
     15700 Shoemaker Ave.
     Santa Fe Springs, CA 90670
     Phone: 562-565-8473
     Fax: 562-565-8413

     Jeffrey Wiss
     2855 Rock Creek Circle #112
     Superior, CO 80027
     Tel: 303-554-8924

     Malcolm Witter
     4314 East Mercer Way
     Mercer Island, WA 98040
     Phone: 206-232-6262

     David Worley
     2 Kirsten Place
     Weston, CT 06883
     Phone: 203-226-3867

     Anya Zolotusky
     4421 Greenwood Avenue N., #402
     Seattle, WA 98103
     Tel: 206-621-8630 x140
     Fax: 206-621-0651

     GolfData Corporation
     4639 N. 20th Place
     Arlington, VA 22207
     Attn: Alex Miceli

     with a copy to:
     Satex Investment Partners
     10010 San Pedro, Suite 360
     San Antonio, TX 78216
     Attn: Danny Mills

     Media One Interactive Services, Inc.
     9000 E. Nichols Avenue, Suite 100
     Englewood, CO 80112
     Attn: Director of Finance
     Fax: 303-705-5163

     with a copy to:
     Media One Group, Inc.
     188 Inverness Drive
     Englewood, CO 80112
     Attn: General Counsel

     The New York Times Magazine Group, Inc.
     5520 Park Avenue
     Trumbull, CT
     Attn: Robert Carney
     Fax: 203-373-7170

     with a copy to:
     The New York Times Company
     229 West 43rd Street
     New York, NY 10036
     Attn: Secretary
     Fax: 212-556-4634

     Total Sports Inc.
     133 Fayetteville Street Mall, 6th Floor
     Raleigh, NC 27601
     Attn: Frank Daniels, III
     Fax: 919-755-8080
     with a copy to:
     J. Christopher Lynch
     Wyrick Robbins Yates & Ponton LLP
     4101 Lake Boone Trail, Suite 300
     Raleigh, NC 27607
     Fax: 919-781-4865

     Otto Candies
     P.O. Box 25
     Highway 90
     Des Allemands, Louisiana 70030
     Attn: Paul Candies
     Fax: 504-469-7740

                                   EXHIBIT H

                           SHAREHOLDER CERTIFICATION
                                    (ENTITY)

     THIS SHAREHOLDER CERTIFICATION ("Certification") is being executed and delivered by the undersigned shareholder (the "Shareholder") of GOLFDATA CORPORATION, a Texas corporation ("GolfData"), in favor of and for the benefit of GolfData, QUOKKA SPORTS, INC., a Delaware corporation ("Parent"), GOLF.COM, L.L.C., a Delaware limited liability company (the "Company"), and DANNY MILLS (the "Designated Company Agent").

                                    RECITALS

     Pursuant to a Purchase Agreement and Plan of Reorganization (the
"Agreement"), dated as of June   , 2000, among Parent, the Selling Members
identified therein (including GolfData) and the Company, it is contemplated that Parent will purchase or otherwise acquire from each Selling Member such Selling Member's ownership interest in the Company (the purchase or other acquisition of the ownership interests being referred to in this Certification as the "Transaction"). Upon the consummation of the Transaction, (i) the Selling Members will receive shares of common stock of Parent ("Parent Common Stock") in exchange for their ownership interests in the Company with such exchange with respect to GolfData constituting a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended, and (ii) GolfData will immediately distribute to its shareholders in complete liquidation the shares of Parent Common Stock that GolfData received in the Transaction (the "Distribution"). This distribution is required to preserve the nontaxable status of the Transaction to GolfData and its shareholders. The information requested below is required to comply with various securities laws applicable to such issuance by Parent and distribution by GolfData.

                                 CERTIFICATION

     1. Residence Information. Please provide the full legal name of the investing entity, address of the city and state or foreign country where your investment decision regarding the Transaction is being made, phone number, and Employee Identification Number.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     2. Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters, and has checked the applicable representation:

     [ ] (i) The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

     [ ]  (ii)  The undersigned is a bank, insurance company, investment company registered under the United States Investment Company Act of 1940, as amended (the "Companies Act"), a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.

     [ ]  (iii) The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the Shareholder has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

     [ ] (iv) The undersigned is a corporation, partnership, business trust, not formed for the purpose of acquiring shares in the Company or in the Parent, or an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), in each case with total assets in excess of $5,000,000.

     [ ] (v) The undersigned is an entity in which all of the equity owners qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth(1), either individually or upon a joint basis with such individual's spouse, of at least $1,000,000 (within the meaning of such terms as used in the definition of "accredited investor" contained in Rule 501 under the Securities Act), or has had an individual income(2) in excess of $200,000 for each of the two most recent years, or a joint income with such individual's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

     [ ] (vi) The undersigned cannot make any of the representations set forth in paragraphs "i" through "v" above.

     IF YOU CHECKED PARAGRAPH (VI) ABOVE, PLEASE COMPLETE THE FOLLOWING ITEMS 3 THROUGH 10. IF YOU CHECKED ANY OF PARAGRAPHS (I) THROUGH (V) ABOVE, PLEASE PROCEED TO ITEM 11.

     3. Will the value of the Parent Common Stock you are scheduled to receive exceed 10 percent of the investing entities' net worth at the time of the Transaction and Distribution?

                          [ ] Yes               [ ] No

     4. Please describe the educational background, indicating degrees obtained, of the person making the investment decisions with respect to the Transaction and Distribution (the "Decision-Maker"). Please describe any college-level courses that the Decision-Maker has taken relating to economics, finance, accounting or statistics (attach a separate sheet of paper if you require more space).

--------------------------------------------------------------------------------

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---------------

  (1) For purposes of this Certification, "net worth" means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. As used in the preceding sentence, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

  (2) For purposes of this Certification, "income" means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:
(a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

     5. Please describe occupational history of the Decision-Maker briefly. What is sought is a sufficient description to enable the Company to determine the extent of the Decision-Maker's experience in financial and business matters (attach a separate sheet of paper if you require more space).

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     6. Please indicate the Decision-Maker's or the entity's prior experience in investing in speculative, high technology companies such as Parent (attach a separate sheet of paper if you require more space).

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     7. Please indicate any other relevant investment experience of the Decision-Maker or the entity (attach a separate sheet of paper if you require more space).

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     8. Please describe any pre-existing personal or business relationships between the Decision-Maker or the entity and Parent, or any of its officers or directors.

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     9. If the Decision-Maker has a background or experience in the business conducted by Parent, please describe.

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     10. Appointment of Purchaser Representative.

     If you checked paragraph (vi) of Question 2 above (an "Unaccredited Investor"), you will be required (subject to certain exceptions) to utilize a "Purchaser Representative" in connection with your evaluation of the risks and merits of the Transaction and Distribution and an investment in Parent Common
Stock thereby. [               ] has agreed to act as Purchaser Representative
for such purpose.

     BY SIGNING BELOW, EACH SHAREHOLDER WHO IS AN UNACCREDITED INVESTOR HEREBY
APPOINTS [               ] TO SERVE AS THE UNDERSIGNED'S PURCHASER
REPRESENTATIVE (as that term is used in Regulation D of the Securities Act of 1933, as amended (the "Securities Act")) in connection with the Transaction and Distribution and an investment in Parent Common Stock thereby and hereby acknowledges that (i) the Shareholder will consult with the Purchaser Representative in connection with its evaluation of the merits and risks of the Transaction and Distribution and an investment in Parent Common Stock and (ii) the Shareholder has received and reviewed a letter from such Purchaser Representative, attached hereto as Exhibit A, setting forth any material relationship between Parent or any of Parent's affiliates and Purchaser Representative or any of his affiliates, which currently exists, are contemplated or have existed at any time since May 1998.

     UNLESS CONTACTED BY THE COMPANY, ALL NON-ACCREDITED INVESTORS WILL BE REQUIRED TO EITHER ATTEND A MEETING WITH THE PURCHASER REPRESENTATIVE IN PERSON OR BY PHONE OR TO PARTICIPATE IN A CONFERENCE CALL WITH THE PURCHASER REPRESENTATIVE. THE DATES, TIMES AND OTHER INFORMATION FOR THE MEETING AND CONFERENCE CALL WILL BE PROVIDED TO ALL NON-ACCREDITED INVESTORS IN A SEPARATE COMMUNICATION.

     Please note, in certain circumstances, if you are an Unaccredited Investor, but Parent determines and notifies you that by the information set forth above you otherwise have such knowledge and experience in financial and other business matters that you are capable of evaluating the merits and risks of the Transaction and Distribution and the investment in Parent Common Stock, you will not be required to consult with the Purchaser Representative and you will not be deemed to have appointed one hereunder.

     11. Approval of Transaction and Distribution

     The undersigned, by signing below, hereby authorizes GolfData to enter into, execute and deliver the Agreement, approves the resulting Transaction and Distribution.

     12. Additional Representations and Acknowledgements.

     The undersigned makes each of the following additional representations and acknowledgements:

          (i) No Distribution. The Parent Common Stock issued to Shareholder will be acquired for investment for Shareholder's own account and not with a view to the sale or distribution of any part thereof, and Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (ii) Securities Laws Matters. The undersigned is aware (a) that the Parent Common Stock to be issued to Shareholder in the Transaction and Distribution will not be registered and will not be issued pursuant to a registration statement under the Securities Act, but will instead be issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act and/or in Rule 506 under the Securities Act, and (b) that neither the Transaction and Distribution nor the issuance of such Parent Common Stock has been approved or reviewed by the Securities and Exchange Commission or by any other governmental agency.

          (iii) Resale Restrictions.

             (a) Shareholder is aware that, because the Parent Common Stock to be issued in the Transaction and Distribution will not be registered under the Securities Act, such Parent Common Stock cannot be resold unless such Parent Common Stock is registered under the Securities Act or unless an exemption from registration is available. Shareholder is also aware that the provisions of Rule 144 under the Securities Act will permit resale of the Parent Common Stock to be issued to Shareholder in the Transaction and Distribution only under limited circumstances, and such Parent Common Stock must be held by Shareholder for at least one year before it can be sold pursuant to Rule 144.

             (b) Shareholder understands that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock to be issued to Shareholder in the Merger, and that there will be placed on the certificate or certificates representing such Parent Common Stock a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE."

          (iv) Shareholder Can Protect Its Interest. The undersigned represents that by reason of its or the Purchaser Representative's business or financial experience, the undersigned has the capacity to protect its own interests in connection with its acquisition of Parent Common Stock. The undersigned acknowledges that it must, and represents that it can, bear the economic risk of the investment Parent Common Stock indefinitely, until the shares of Parent Common Stock are registered under the Securities Act, or an exemption from registration is available.

          (v) Company Information. The undersigned has received and read the Agreement (along with the Escrow Agreement (as defined in the Agreement)). The undersigned has also had the opportunity to ask questions of and receive answers from Parent and the Company and their respective management regarding the terms and conditions of the Transaction and Distribution and the investment in Parent Stock.

     13. Escrow Arrangements. The undersigned has carefully reviewed the Agreement and Escrow Agreement, and understands and agrees that pursuant to the Agreement, 10 percent of the Parent Common Stock to be issued to the Selling Members (the "Escrow Shares") which constitutes the Transaction consideration will be deposited with the Escrow Agent (as defined in the Escrow Agreement), and that the shares deposited with the Escrow Agent shall be available to satisfy indemnification claims as set forth in the Agreement. Pursuant to the Agreement, Parent may seek indemnification for certain matters from the Escrow Shares, in which event the portion of the Escrow Shares otherwise payable to the undersigned would be reduced without any act of the undersigned, subject to the procedures and limitations set forth in the Agreement and Escrow Agreement.

     14. Appointment of Designated Company Agent. The undersigned hereby consents to the election and appointment of Danny Mills, as representative, as the Designated Company Agent (as such term is defined in the Agreements) and authorizes such Designated Company Agent to act as the undersigned's duly constituted attorney-in-fact in connection with the matters set forth in the Agreement and Escrow Agreement until such time as a successor to any such Designated Company Agent is replaced in accordance with the provisions of the Escrow Agreement. The undersigned acknowledges and agrees that any decision, act, consent or instruction of the Designated Company Agent shall constitute a decision, act, consent or instruction of the undersigned and shall be final, binding and conclusive on the undersigned, and that Parent and the Escrow Agent may rely upon any such decision, act, consent or instruction of the Designated Company Agent as being the decision, act, consent or instruction of the undersigned.

     15. Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Purchaser Representative, if applicable, and the Designated Company Agent against and in respect of any and all loss, cost, expense, claim, liability, deficiency, judgment or damage incurred by the Purchaser Representative or Designated Company Agent (including without limitation fees and disbursement of counsel) in respect of, as a result of, or in connection with the performance of their duties hereunder or under the Agreement and any related agreements or documents referenced therein in good faith and without gross negligence or willful misconduct.

     The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company and Parent, and that the undersigned will notify Parent of any material change in any of such information prior to the undersigned's investment in Parent.

     IN WITNESS WHEREOF, the undersigned has executed this Shareholder
Certification this      day of             , 2000.

                                   Entity Name:

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                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Printed Name and Title

     This Certification must be signed by the registered holder of Company stock, exactly as the name(s) appear on the stock certificate(s) and as set forth above.

                                   EXHIBIT A

                     LETTER FROM PURCHASER'S REPRESENTATIVE

                                   EXHIBIT H

                           SHAREHOLDER CERTIFICATION
                                  (INDIVIDUAL)

     THIS SHAREHOLDER CERTIFICATION ("Certification") is being executed and delivered by the undersigned shareholder (the "Shareholder") of GolfData Corporation, a Texas corporation ("GolfData"), in favor of and for the benefit of GolfData, Quokka Sports, Inc., a Delaware corporation ("Parent"), Golf.com, L.L.C., a Delaware limited liability company (the "Company"), and Danny Mills (the "Designated Company Agent").

                                    RECITALS

     Pursuant to a Purchase Agreement and Plan of Reorganization (the
"Agreement"), dated as of June   , 2000, among Parent, the Selling Members
identified therein (including GolfData) and the Company, it is contemplated that Parent will purchase or otherwise acquire from each Selling Member such Selling Member's ownership interest in the Company (the purchase or other acquisition of the ownership interests being referred to in this Certification as the "Transaction"). Upon the consummation of the Transaction, (i) the Selling Members will receive shares of common stock of Parent ("Parent Common Stock") in exchange for their ownership interests in the Company with such exchange with respect to GolfData constituting a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended, and (ii) GolfData will immediately distribute to its shareholders in complete liquidation the shares of Parent Common Stock that GolfData received in the Transaction (the "Distribution"). This distribution is required to preserve the nontaxable status of the Transaction to GolfData and its shareholders. The information requested below is required to comply with various securities laws applicable to such issuance by Parent and distribution by GolfData.

                                 CERTIFICATION

     1. Residence Information. Please provide your full legal name, residence address, phone number, and Social Security Number.

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     2. Personal Information. Please indicate the state which issued your driver's license and the state in which you are registered to vote.

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                                      A-111

     3. My Income.

     Do you reasonably expect either your income,(1) from all sources during this year, to exceed $200,000 or, if you are married, the joint income of you and your spouse from all sources during this year to exceed $300,000?

                         [ ]  Yes               [ ]  No

     If no, please specify amount of expected income:

     Was your yearly individual income from all sources during each of 1998 and 1999 in excess of $200,000 or, if you are married, was the joint income of you and your spouse during each of those years in excess of $300,000?

                         [ ]  Yes               [ ]  No

     If no, please specify amount of your total individual and/or joint income in 1998 and 1999:

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     4. Net Worth.

     Is your net worth, including the net worth(1) of your spouse, in excess of $1,000,000? Please remember that your net worth should include the value of your principal residence if owned,(2) the Parent Common Stock, any other shares of capital stock or options held by you and your spouse and your and your spouse's owned personal property (e.g. furniture, jewelry, other valuables, etc.).

                         [ ]  Yes               [ ]  No

     If no, please specify your net worth:

     IF YOU ANSWERED "YES" TO ALL QUESTIONS IN EITHER ITEM 3 OR ITEM 4, PLEASE PROCEED TO ITEM 13.

---------------

  (1) For purposes of this Certification, "income" means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:
(a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

  (2) For purposes of this Certification, "net worth" means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. As used in the preceding sentence, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

     5. Will the value of the Parent Common Stock you will receive exceed 10 percent of your net worth, or your joint net worth with your spouse, if any, at the time of the Transaction and Distribution?

                         [ ]  Yes               [ ]  No

     6. Please describe your educational background, indicating degrees obtained. Please describe any college-level courses that you have taken relating to economics, finance, accounting or statistics (attach a separate sheet of paper if you require more space).

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     7. (i) Please state your present occupation, employer, primary business address, and business phone number.

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        (ii) Please describe your occupational history briefly. Specific employers need not be identified. What is sought is a sufficient description to enable the Company to determine the extent of your experience in financial and business matters (attach a separate sheet of paper if you require more space).

     ---------------------------------------------------------------------------

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     8. Please indicate prior experience in investing in speculative, high technology companies such as Parent (attach a separate sheet of paper if you require more space).

     ---------------------------------------------------------------------------

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     ---------------------------------------------------------------------------

     9. Please indicate any other relevant investment experience, including any experience that you may have directing the investment of any amounts in your 401(k) plan or other retirement plan and any experience that you may have purchasing or selling stock (attach a separate sheet of paper if you require more space).

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                                      A-113

     10. Please describe any pre-existing personal or business relationship between you and Parent, or any of its officers or directors.

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     11. If you have a background or experience in the business conducted by
Parent, please describe.

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     12. Appointment of Purchaser Representative.

     If you could not answer "YES" to all of the questions in EITHER Item 3 or
Item 4 above (an "Unaccredited Investor"), you will be required (subject to certain exceptions) to utilize a "Purchaser Representative" in connection with your evaluation of the risks and merits of the Transaction and Distribution and
an investment in Parent Common Stock thereby. [     ] has agreed to act as
Purchaser Representative for such purpose.

     BY SIGNING BELOW, EACH SHAREHOLDER WHO IS AN UNACCREDITED INVESTOR HEREBY
APPOINTS [               ] TO SERVE AS THE UNDERSIGNED'S PURCHASER
REPRESENTATIVE (as that term is used in Regulation D of the Securities Act of 1933, as amended (the "Securities Act")) in connection with the Transaction and Distribution and an investment in Parent Common Stock thereby and hereby acknowledges that (i) the Shareholder will consult with the Purchaser Representative in connection with his or her evaluation of the merits and risks of the Transaction and Distribution and an investment in Parent Common Stock and
(ii) the Shareholder has received and reviewed a letter from such Purchaser Representative, attached hereto as Exhibit A, setting forth any material relationship between Parent or any of Parent's affiliates and Purchaser Representative or any of his affiliates, which currently exists, are contemplated or have existed at any time since May 1998.

     UNLESS CONTACTED BY THE COMPANY, ALL NON-ACCREDITED INVESTORS WILL BE REQUIRED TO EITHER ATTEND A MEETING WITH THE PURCHASER REPRESENTATIVE IN PERSON OR BY PHONE OR TO PARTICIPATE IN A CONFERENCE CALL WITH THE PURCHASER REPRESENTATIVE. THE DATES, TIMES AND OTHER INFORMATION FOR THE MEETING AND CONFERENCE CALL WILL BE PROVIDED TO ALL NON-ACCREDITED INVESTORS IN A SEPARATE COMMUNICATION.

     Please note, in certain circumstances, if you are an Unaccredited Investor, but Parent determines and notifies you that by the information set forth above you otherwise have such knowledge and experience in financial and other business matters that you are capable of evaluating the merits and risks of the Transaction and Distribution and the investment in Parent Common Stock, you will not be required to consult with the Purchaser Representative and you will not be deemed to have appointed one hereunder.

     13. Approval of Transaction and Distribution.

     The undersigned, by signing below, hereby authorizes GolfData to enter into, execute and deliver the Agreement, approves the resulting Transaction and Distribution.

     14. Additional Representations and Acknowledgements.

     The undersigned makes each of the following additional representations and acknowledgements:

          (i) No Distribution. The Parent Common Stock issued to Shareholder will be acquired for investment for Shareholder's own account and not with a view to the sale or distribution of any part thereof, and Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (ii) Securities Laws Matters. The undersigned is aware (a) that the Parent Common Stock to be issued to Shareholder in the Transaction and Distribution will not be registered and will not be issued pursuant to a registration statement under the Securities Act, but will instead be issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act and/or in Rule 506 under the Securities Act, and (b) that neither the Transaction and Distribution nor the issuance of such Parent Common Stock has been approved or reviewed by the Securities and Exchange Commission or by any other governmental agency.

          (iii) Resale Restrictions.

             (a) Shareholder is aware that, because the Parent Common Stock to be issued in the Transaction and Distribution will not be registered under the Securities Act, such Parent Common Stock cannot be resold unless such Parent Common Stock is registered under the Securities Act or unless an exemption from registration is available. Shareholder is also aware that the provisions of Rule 144 under the Securities Act will permit resale of the Parent Common Stock to be issued to Shareholder in the Transaction and Distribution only under limited circumstances, and such Parent Common Stock must be held by Shareholder for at least one year before it can be sold pursuant to Rule 144.

             (b) Shareholder understands that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock to be issued to Shareholder in the Transaction and Distribution, and that there will be placed on the certificate or certificates representing such Parent Common Stock a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE."

          (iv) Shareholder Can Protect Its Interest. The undersigned represents that by reason of his or her or the Purchaser Representative's business or financial experience, the undersigned has the capacity to protect its own interests in connection with its acquisition of Parent Common Stock. The undersigned acknowledges that he or she must, and represents that he or she can, bear the economic risk of the investment in Parent Common Stock indefinitely, until the shares of Parent Common Stock are registered under the Securities Act, or an exemption from registration is available.

          (v) Company Information. The undersigned has received and read the Agreement (along with the Escrow Agreement (as defined in the Agreement)). The undersigned has also had the opportunity to ask questions of and receive answers from Parent and the Company and their respective management regarding the terms and conditions of the Transaction and Distribution and the investment in Parent Stock.

     15. Escrow Arrangements. The undersigned has carefully reviewed the Agreement and Escrow Agreement, and understands and agrees that pursuant to the Agreement, 10 percent of the Parent Common Stock to be issued to the Selling Members (the "Escrow Shares") will be deposited with the Escrow Agent (as defined in the Escrow Agreement), and that the shares deposited with the Escrow Agent shall be available to satisfy indemnification claims as set forth in the Agreement. Pursuant to the Agreement, Parent may seek indemnification for certain matters from the Escrow Shares, in which event the portion of the Escrow Shares otherwise payable to the undersigned would be reduced without any act of the undersigned, subject to the procedures and limitations set forth in the Agreement and Escrow Agreement.

     16. Appointment of Designated Company Agent. The undersigned hereby consents to the election and appointment of Danny Mills as representative, as the Designated Company Agent (as such term is defined in the Agreement) and authorizes such Designated Company Agent to act as the undersigned's duly constituted attorney-in-fact in connection with the matters set forth in the Agreement and Escrow Agreement until such time as a successor to such Designated Company Agent is replaced in accordance with the provisions of the Escrow Agreement. The undersigned acknowledges and agrees that any decision, act, consent or instruction of the Designated Company Agent shall constitute a decision, act, consent or instruction of the undersigned and shall be final, binding and conclusive on the undersigned, and that Parent and the Escrow Agent may rely upon any such decision, act, consent or instruction of the Designated Company Agent as being the decision, act, consent or instruction of the undersigned.

     17. Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Purchaser Representative, if applicable, and the Designated Company Agent against and in respect of any and all loss, cost, expense, claim, liability, deficiency, judgment or damage incurred by the Purchaser Representative or Designated Company Agent (including without limitation fees and disbursement of counsel) in respect of, as a result of, or in connection with the performance of their duties hereunder or under the Agreement and any related agreements or documents referenced therein in good faith and without gross negligence or willful misconduct.

     The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company and Parent, and that the undersigned will notify Parent of any material change in any of such information prior to the undersigned's investment in Parent.

     IN WITNESS WHEREOF, the undersigned has executed this Shareholder
Certification this      day of             , 2000.

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Printed Name

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Printed Name

     This Certification must be signed by the registered holder of Company stock, exactly as the name(s) appear on the stock certificate(s) and as set forth above.

                                   EXHIBIT A

                     LETTER FROM PURCHASER'S REPRESENTATIVE

                                   EXHIBIT I

                      FORM OF OPINION OF COMPANY'S COUNSEL

     1. The Company is a validly existing limited liability company in good standing under the laws of the State of Delaware.

     2. The Company has the requisite limited liability company power to own its property and assets as described in the Agreement.

     3. The Company has the limited liability company power to enter into, execute, and deliver the Agreement and consummate the transactions contemplated thereby to be consummated by it.

     4. The Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity under section 9 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance and injunctive relief.

     5. The execution and delivery of the Agreement by the Company do not violate any provision of the Company's Certificate of Formation or Operating Agreement, each as amended and in effect as of the date hereof.

                                   EXHIBIT J

                 FORM OF OPINION OF COUNSEL TO SELLING MEMBERS

     1. The Selling Member has the corporate power to enter into, execute, and deliver the Agreement and consummate the transactions contemplated thereby. The Agreement has been duly and validly authorized, executed and delivered by the Selling Member and constitutes a valid and binding agreement of the Selling Member enforceable against the Selling Member in accordance with its terms, except as rights to indemnity under section 9 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance or injunctive relief.

     2. The execution and delivery of the Agreement by the Selling Member do not violate the Selling Member's Articles of Incorporation or Bylaws.

                                   EXHIBIT K

                         FORM OF COOLEY GODWARD OPINION

     We have acted as counsel for Quokka Sports, Inc., a Delaware corporation (the "Company"), in connection with the acquisition of ownership interests in Golf.com, L.L.C. pursuant to the Purchase Agreement and Plan of Reorganization
dated as of June   , 2000 (the "Agreement"). We are rendering this opinion
pursuant to Section 7.3(a) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

     In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

     In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you; if you are a corporation or other entity, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

     Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of Delaware. We note that the parties to the Agreements have designated the laws of the State of Delaware as the laws governing the Agreements. Our opinion in paragraph 4 below as to the validity, binding effect and enforceability of the Agreements is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of Delaware) to the interpretation and enforcement of the Agreements. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

     With regard to our opinion in paragraph 7 below, we have examined and relied upon a certificate executed by an officer of the Company, to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable Board of Directors resolutions and any agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto.

     On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2. The Company has the requisite corporate power to own its property and assets, to conduct its business as such business is currently being conducted, to enter into the Agreement and to consummate the transactions contemplated thereby.

3. All corporate action required to be taken on the part of the Company to authorize the Agreement and consummate the transaction contemplated thereby has been taken.

4. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance and injunctive relief.

5. The execution and delivery of the Agreement and consummation of the transaction contemplated thereby by the Company are not prohibited by, and will not violate or conflict with (a) any provision of the certificate of incorporation or bylaws of the Company, (b) any governmental statute, rule or regulation applicable to the Company or (c) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company or its assets, financial condition or operations.

6. [Based in part upon the representations and warranties of each Selling Member made in the Agreement and corresponding exhibits, the offer and sale of the Parent Common Stock pursuant to the Agreement will be exempt from the registration requirements of the Securities Act, subject to timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act.] [Subject to Parent's ability to comply with Regulation D]

7. The Parent Common Stock to be issued pursuant to the Agreement have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, will be validly issued, outstanding, fully paid and nonassessable.

     This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

                                   Very truly yours,

                                   COOLEY GODWARD LLP

                                   By:
                                     -------------------------------------------
                                                       [Name]

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Schedule 14A of Quokka Sports, Inc. of our report dated January 19, 2000, except for note 14, which is as of March 1, 2000 relating to the financial statements and financial statement schedules of Quokka Sports, Inc. which appears in such Registration Statement.



PricewaterhouseCoopers LLP

San Jose, California
August 11, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Schedule 14A of Quokka Sports, Inc. of our report dated June 22, 2000 relating to the financial statements and financial statement schedules of Golf.com, L.L.C. which appear in such Registration Statement.



PricewaterhouseCoopers LLP

San Jose, California
August 11,2000

                                                            PRELIMINARY PROXY

                                     PROXY

                              QUOKKA SPORTS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER  , 2000


    The undersigned hereby appoints Alan S. Ramadan and Les Schmidt and each of them as attorneys and proxies of the undersigned with full power of substitution to vote all of the shares of stock of Quokka Sports, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of Quokka Sports, Inc. to be held at the Company's offices, 525 Brannan Street, San Francisco, California on September , 2000 at 9:00 AM local time, and at any and all postponements, continuations and adjournments thereof, with all power that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


-----------                                                     -----------
SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE                                                            SIDE
----------                                                      ----------

         -----------------                          ----------------
         VOTE BY TELEPHONE                          VOTE BY INTERNET
         -----------------                          ----------------

     It's fast, convenient,                     It's fast, convenient, and your
     and immediate! Call Toll-Free              vote is immediately confirmed
     on a Touch-Tone Phone                      and posted.
     1-877-PRX-VOTE (1-877-779-8683)

--------------------------------------      ------------------------------------

Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy              1. Read the accompanying Proxy
   Statement/Prospectus and                    Statement/Prospectus and
   Proxy Card.                                 Proxy Card.

2. Call the toll-free number                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).            http://www.eproxyvote.com/qkka

3. Enter your 14-digit Voter                3. Enter your 14-digit Voter
   Control Number located on your              Control Number located on your
   Proxy Card above your name.                 Proxy Card above your name.

4. Follow the recorded instructions.        4. Follow the recorded instructions.

--------------------------------------      ------------------------------------



                                 [DETACH HERE]


[X] Please mark
    votes as in
    this example.

   MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2.

                                                         FOR   AGAINST   ABSTAIN
1.  To approve the Purchase Agreement and Plan of
    Reorganization dated June 8, 2000., as amended,      [ ]     [ ]       [ ]
    among Quokka Sports, Inc., Golf.com L.L.C., the selling members of Golf.com, and the other parties identified therein, and the issuance of shares of Quokka common stock thereunder.

2.  To approve an amendment to Quokka's Amended and
    Restated Certificate of Incorporation to increase    [ ]     [ ]       [ ]
    the authorized number of shares of common stock from 110,000,000 to 200,000,000 shares.


                                     MARK HERE                MARK HERE
                                    FOR ADDRESS   [ ]        IF YOU PLAN   [ ]
                                     CHANGE AND             TO ATTEND THE
                                    NOTE AT LEFT               MEETING

                        Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                        PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


Signature:                                         Date:
           ------------------------------                -----------

Signature:                                         Date:
           ------------------------------                -----------